UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

February 28, 2014

Columbia Large Cap Index Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Large Cap Index Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Large Cap Index Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Index Fund (the Fund) Class A shares returned 24.80% for the 12-month period that ended February 28, 2014.

>  The Fund's benchmark, the S&P 500 Index, returned 25.37% for the same time period.

>  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	24.80	22.50	6.75
Class B*	09/23/05
Excluding sales charges		23.88	21.59	5.96
Including sales charges		18.88	21.40	5.96
Class I*	11/16/11	25.12	22.78	6.98
Class R5*	11/08/12	25.14	22.82	7.02
Class Z	12/15/93	25.09	22.81	7.02
S&P 500 Index		25.37	23.00	7.16

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Large Cap Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Large Cap Index Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 24.80%. The Fund's benchmark, the S&P 500 Index, returned 25.37% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses, which helped to account for the Fund's underperformance relative to the benchmark.

U.S. Equity Market Posted Strong Gains

Following a strong first quarter of 2013 when investors turned attention to the modest but continued strengthening of the U.S. economy, volatility heightened in the second calendar quarter, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. While consumers weathered the domestic drag well, businesses remained cautious, keeping inventories, capital expenditures and staffs lean. U.S. equities delivered positive returns during the third quarter of 2013 despite threats of military action in Syria, rumblings from Iran and an impending showdown over the U.S. debt ceiling. Still, robust economic growth continued to elude the U.S. economy, which merely plodded along. The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, the Fed's decision to not take any action at its September 2013 meeting rallied stocks to new highs. In the final months of 2013, the U.S. economy embraced a healthy recovery, with job gains continuing, manufacturing activity accelerating and a rebound in housing showing staying power. Against this backdrop, the Fed's announcement in mid-December that it would slowly retreat from its monthly bond purchases and a bipartisan budget deal in Washington D.C. were welcome news for investors, and U.S. equities climbed to new highs.

The benchmark posted a new all-time high on January 15, 2014 but reacted poorly to reports of lower Chinese manufacturing and fell for the month overall. However, the bear market only lasted 11 days — ending on February 3. U.S. equities subsequently regained losses and set another all-time high. Global concerns heightened amidst conflict in the Ukraine, but investors generally remained positive on U.S. equities given strong corporate earnings reports and guidance.

Benchmark Enjoyed Broad-Based Gains

All ten sectors of the benchmark posted positive returns during the 12 months ended February 28, 2014. In terms of total return, health care, consumer discretionary and industrials were the best relative performers. On the basis of impact, which takes weightings and total returns into account, information technology, health care and financials were the biggest contributors to the benchmark's return. The top performing industries for the annual period were airlines, biotechnology, auto components, internet and catalog retail and aerospace and defense.

Conversely, telecommunication services and utilities, traditionally considered defensive sectors, were the weakest sectors from both a total return perspective and on the basis of impact. Each, though, still generated positive, albeit more modest, returns. The worst performing industries for the annual period were personal products, diversified telecommunication services, metals and mining, tobacco, and trading companies and distributors.

Top individual contributors within the benchmark included information technology giants Google, Microsoft and Apple, financials company Wells

Portfolio Management

Alfred Alley III, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Apple, Inc.	2.8
Exxon Mobil Corp.	2.5
Google, Inc., Class A	2.0
Microsoft Corp.	1.7
Johnson & Johnson	1.6
General Electric Co.	1.5
Wells Fargo & Co.	1.3
Chevron Corp.	1.3
Procter & Gamble Co. (The)	1.3
JPMorgan Chase & Co.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Large Cap Index Fund

Manager Discussion of Fund Performance (continued)

Fargo and biopharmaceutical company Gilead Sciences. Top detractors were information technology company International Business Machines, tobacco company Philip Morris International, gold mining company Newmont Mining, telecommunication services giant AT&T and medical device company Intuitive Surgical.

As always, each sector and stock in the benchmark was represented in the Fund with approximately the same weighting as in the benchmark and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

During the annual period, there were 18 additions and 18 deletions to the benchmark and the Fund's portfolio. Among those stocks added to the benchmark and Fund were social networking website Facebook; consumer discretionary companies Mohawk Industries, Michael Kors Holdings and Tractor Supply; real estate investment trusts General Growth Properties and Macerich; airline Delta Air Lines; pharmaceuticals companies Vertex Pharmaceuticals, Zoetis and Regeneron Pharmaceuticals; auto manufacturer General Motors; rail company Kansas City Southern; media conglomerate News Corporation; and energy services company Transocean.

Deletions included semiconductor companies Teradyne and Advanced Micro Devices; consumer staples companies H.J. Heinz and Dean Foods; retailers Abercrombie & Fitch and J.C. Penney; information technology-related companies JDS Uniphase, Dell and BMC Software; financials-related companies NYSE Euronext and First Horizon National; telecommunications companies Sprint Nextel and MetroPCS Communications; and health care-related companies Coventry Health Care and Life Technologies.

The Fund used equity index futures on an opportunistic basis to equitize cash balances held in the portfolio for trading and redemption purposes. The percentage of Fund assets held in these instruments changed daily due to changes in the Fund's cash position but was generally minimal in size and impact.

Looking Ahead

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the benchmark.

From a broad perspective, following developed equity markets performing strongly relative to other asset classes in 2013, we currently believe U.S. equities have the potential to perform well in 2014, albeit perhaps not as well as last year. While valuations for most U.S. stocks did not appear as cheap at the end of February 2014 as they were 12 months prior, we believe they were still fairly valued, especially relative to fixed income. Indeed, we believe corporate earnings have been strong and guidance has been encouraging for the most part. Balance sheets remain healthy at this time with high cash levels and low debt. We currently believe the U.S. economy may continue to benefit from an improving labor market, a strengthening housing market, reduced fiscal drag, normalization of monetary policy, an improving eurozone recovery and aggressive Japanese economic stimulus. There will almost certainly be challenges along the way, such as geopolitical risk and the unknown impact of ongoing Fed tapering, but we believe developed equity markets, especially U.S. equity markets, may still provide reasonably attractive returns in the coming months.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	98.7
Consumer Discretionary	12.3
Consumer Staples	9.3
Energy	9.9
Financials	15.7
Health Care	13.5
Industrials	10.6
Information Technology	18.5
Materials	3.5
Telecommunication Services	2.5
Utilities	2.9
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations and changes in the values of specific fund holdings due to economic and business developments. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Large Cap Index Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,148.00	1,022.69	2.41	2.27	0.45
Class B	1,000.00	1,000.00	1,144.00	1,018.95	6.41	6.04	1.20
Class I	1,000.00	1,000.00	1,149.50	1,023.93	1.07	1.01	0.20
Class R5	1,000.00	1,000.00	1,149.60	1,023.93	1.07	1.01	0.20
Class Z	1,000.00	1,000.00	1,149.50	1,023.93	1.07	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Large Cap Index Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%

Issuer	Shares	Value ($)
Consumer Discretionary 12.1%
Auto Components 0.4%
BorgWarner, Inc.	42,594	2,617,402
Delphi Automotive PLC	52,397	3,488,068
Goodyear Tire & Rubber Co. (The)	46,190	1,241,125
Johnson Controls, Inc.	128,213	6,333,722
Total		13,680,317
Automobiles 0.7%
Ford Motor Co.	738,236	11,361,452
General Motors Co.(a)	243,909	8,829,506
Harley-Davidson, Inc.	41,404	2,735,148
Total		22,926,106
Distributors 0.1%
Genuine Parts Co.	28,883	2,544,303
Diversified Consumer Services 0.1%
Graham Holdings Co., Class B	806	579,272
H&R Block, Inc.	51,140	1,618,070
Total		2,197,342
Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	81,957	3,250,415
Chipotle Mexican Grill, Inc.(a)	5,809	3,283,305
Darden Restaurants, Inc.	24,439	1,247,855
International Game Technology	46,578	702,862
Marriott International, Inc., Class A	42,047	2,280,209
McDonald's Corp.	186,206	17,717,501
Starbucks Corp.	141,047	10,008,695
Starwood Hotels & Resorts Worldwide, Inc.	35,847	2,955,944
Wyndham Worldwide Corp.	24,383	1,777,033
Wynn Resorts Ltd.	15,103	3,662,326
Yum! Brands, Inc.	83,365	6,175,679
Total		53,061,824
Household Durables 0.4%
D.R. Horton, Inc.	53,190	1,306,346
Garmin Ltd.	23,002	1,234,287
Harman International Industries, Inc.	12,640	1,323,787
Leggett & Platt, Inc.	26,412	846,505
Lennar Corp., Class A	31,300	1,373,444
Mohawk Industries, Inc.(a)	11,400	1,613,442

Common Stocks (continued)

Issuer	Shares	Value ($)
Newell Rubbermaid, Inc.	53,756	1,726,105
PulteGroup, Inc.	64,534	1,354,569
Whirlpool Corp.	14,704	2,126,640
Total		12,905,125
Internet & Catalog Retail 1.4%
Amazon.com, Inc.(a)	69,386	25,124,671
Expedia, Inc.	19,269	1,513,194
Netflix, Inc.(a)	11,092	4,942,928
priceline.com, Inc.(a)	9,619	12,974,492
TripAdvisor, Inc.(a)	20,726	2,077,574
Total		46,632,859
Leisure Equipment & Products 0.1%
Hasbro, Inc.	21,602	1,191,567
Mattel, Inc.	63,320	2,362,469
Total		3,554,036
Media 3.6%
Cablevision Systems Corp., Class A	40,058	705,021
CBS Corp., Class B Non Voting	104,463	7,007,378
Comcast Corp., Class A	487,761	25,212,366
DIRECTV(a)	91,461	7,097,374
Discovery Communications, Inc., Class A(a)	42,242	3,519,603
Gannett Co., Inc.	42,670	1,269,432
Interpublic Group of Companies, Inc. (The)	77,915	1,380,654
News Corp., Class A(a)	93,181	1,708,008
Omnicom Group, Inc.	48,163	3,644,976
Scripps Networks Interactive, Inc., Class A	20,527	1,667,613
Time Warner Cable, Inc.	52,743	7,402,480
Time Warner, Inc.	169,327	11,366,921
Twenty-First Century Fox, Inc., Class A	367,289	12,318,873
Viacom, Inc., Class B	75,961	6,664,059
Walt Disney Co. (The)	305,884	24,718,486
Total		115,683,244
Multiline Retail 0.7%
Dollar General Corp.(a)	55,151	3,303,545
Dollar Tree, Inc.(a)	38,943	2,132,908
Family Dollar Stores, Inc.	18,112	1,186,336
Kohl's Corp.	37,650	2,115,554

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Macy's, Inc.	68,971	3,990,662
Nordstrom, Inc.	26,767	1,645,635
Target Corp.	118,313	7,399,295
Total		21,773,935
Specialty Retail 2.1%
AutoNation, Inc.(a)	12,094	636,628
AutoZone, Inc.(a)	6,367	3,428,247
Bed Bath & Beyond, Inc.(a)	40,171	2,724,397
Best Buy Co., Inc.	51,144	1,361,965
CarMax, Inc.(a)	41,790	2,023,890
GameStop Corp., Class A	21,862	815,671
Gap, Inc. (The)	49,555	2,168,031
Home Depot, Inc. (The)	263,542	21,618,350
L Brands, Inc.	45,636	2,570,676
Lowe's Companies, Inc.	195,753	9,793,523
O'Reilly Automotive, Inc.(a)	20,079	3,028,917
PetSmart, Inc.	19,411	1,301,702
Ross Stores, Inc.	40,572	2,953,642
Staples, Inc.	123,643	1,680,308
Tiffany & Co.	20,594	1,920,390
TJX Companies, Inc. (The)	133,113	8,181,125
Tractor Supply Co.	26,130	1,843,733
Urban Outfitters, Inc.(a)	20,420	764,525
Total		68,815,720
Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	52,484	2,561,744
Fossil Group, Inc.(a)	9,191	1,056,138
Michael Kors Holdings Ltd.(a)	33,570	3,290,867
Nike, Inc., Class B	139,849	10,950,177
PVH Corp.	15,280	1,931,850
Ralph Lauren Corp.	11,150	1,796,042
VF Corp.	65,852	3,858,269
Total		25,445,087
Total Consumer Discretionary		389,219,898
Consumer Staples 9.2%
Beverages 2.0%
Beam, Inc.	30,537	2,533,350
Brown-Forman Corp., Class B	30,349	2,543,246
Coca-Cola Co. (The)	710,774	27,151,567

Common Stocks (continued)

Issuer	Shares	Value ($)
Coca-Cola Enterprises, Inc.	45,180	2,127,074
Constellation Brands, Inc., Class A(a)	31,167	2,525,462
Dr. Pepper Snapple Group, Inc.	37,549	1,956,678
Molson Coors Brewing Co., Class B	29,569	1,680,406
Monster Beverage Corp.(a)	25,428	1,881,672
PepsiCo, Inc.	287,037	22,983,053
Total		65,382,508
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	81,798	9,554,006
CVS Caremark Corp.	222,758	16,292,520
Kroger Co. (The)	97,382	4,084,201
Safeway, Inc.	46,176	1,729,291
SYSCO Corp.	108,849	3,920,741
Wal-Mart Stores, Inc.	302,801	22,619,235
Walgreen Co.	162,972	11,073,948
Whole Foods Market, Inc.	69,635	3,763,772
Total		73,037,714
Food Products 1.5%
Archer-Daniels-Midland Co.	123,147	4,999,768
Campbell Soup Co.	33,606	1,455,476
ConAgra Foods, Inc.	78,952	2,242,237
General Mills, Inc.	118,729	5,940,012
Hershey Co. (The)	28,053	2,968,569
Hormel Foods Corp.	25,187	1,195,123
JM Smucker Co. (The)	19,691	1,969,297
Kellogg Co.	48,139	2,921,556
Kraft Foods Group, Inc.	111,533	6,164,429
McCormick & Co., Inc.	24,703	1,640,279
Mead Johnson Nutrition Co.	37,828	3,084,873
Mondelez International, Inc., Class A	328,237	11,169,905
Tyson Foods, Inc., Class A	50,857	2,006,309
Total		47,757,833
Household Products 1.9%
Clorox Co. (The)	24,174	2,109,907
Colgate-Palmolive Co.	164,525	10,337,106
Kimberly-Clark Corp.	71,429	7,882,190
Procter & Gamble Co. (The)	508,755	40,018,668
Total		60,347,871

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Personal Products 0.1%
Avon Products, Inc.	81,189	1,255,994
Estee Lauder Companies, Inc. (The), Class A	47,928	3,299,363
Total		4,555,357
Tobacco 1.4%
Altria Group, Inc.	374,313	13,572,589
Lorillard, Inc.	68,941	3,382,245
Philip Morris International, Inc.	299,857	24,261,430
Reynolds American, Inc.	58,690	2,983,213
Total		44,199,477
Total Consumer Staples		295,280,760
Energy 9.8%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	82,977	5,250,785
Cameron International Corp.(a)	44,511	2,851,375
Diamond Offshore Drilling, Inc.	13,008	615,278
Ensco PLC, Class A	43,695	2,300,979
FMC Technologies, Inc.(a)	44,261	2,223,673
Halliburton Co.	158,772	9,050,004
Helmerich & Payne, Inc.	20,038	1,978,752
Nabors Industries Ltd.	48,612	1,119,048
National Oilwell Varco, Inc.	80,107	6,171,443
Noble Corp. PLC	47,450	1,473,323
Rowan Companies PLC, Class A(a)	23,270	776,287
Schlumberger Ltd.	246,485	22,923,105
Transocean Ltd.	63,460	2,690,704
Total		59,424,756
Oil, Gas & Consumable Fuels 7.9%
Anadarko Petroleum Corp.	94,209	7,928,629
Apache Corp.	74,725	5,924,945
Cabot Oil & Gas Corp.	78,803	2,758,105
Chesapeake Energy Corp.	94,585	2,450,697
Chevron Corp.	359,930	41,510,727
ConocoPhillips	229,314	15,249,381
CONSOL Energy, Inc.	42,873	1,719,207
Denbury Resources, Inc.	68,608	1,122,427
Devon Energy Corp.	71,419	4,600,812

Common Stocks (continued)

Issuer	Shares	Value ($)
EOG Resources, Inc.	51,072	9,674,058
EQT Corp.	28,200	2,884,578
Exxon Mobil Corp.(b)	817,614	78,711,796
Hess Corp.	53,247	4,261,357
Kinder Morgan Management LLC(c)	1	42
Kinder Morgan, Inc.	126,012	4,013,482
Marathon Oil Corp.	130,380	4,367,730
Marathon Petroleum Corp.	56,340	4,732,560
Murphy Oil Corp.	32,888	1,952,561
Newfield Exploration Co.(a)	25,490	718,563
Noble Energy, Inc.	67,265	4,625,141
Occidental Petroleum Corp.	150,859	14,560,911
ONEOK, Inc.	38,632	2,284,697
Peabody Energy Corp.	50,497	886,727
Phillips 66	112,190	8,398,543
Pioneer Natural Resources Co.	26,671	5,365,672
QEP Resources, Inc.	33,556	970,775
Range Resources Corp.	30,569	2,630,463
Southwestern Energy Co.(a)	65,650	2,713,971
Spectra Energy Corp.	125,421	4,675,695
Tesoro Corp.	24,883	1,269,282
Valero Energy Corp.	101,008	4,846,364
Williams Companies, Inc. (The)	127,935	5,283,716
WPX Energy, Inc.(a)	37,595	662,424
Total		253,756,038
Total Energy		313,180,794
Financials 15.5%
Capital Markets 2.1%
Ameriprise Financial, Inc.(d)	36,391	3,966,255
Bank of New York Mellon Corp. (The)	214,947	6,878,304
BlackRock, Inc.	23,787	7,251,229
Charles Schwab Corp. (The)	217,145	5,756,514
E*TRADE Financial Corp.(a)	53,739	1,207,515
Franklin Resources, Inc.	75,575	4,024,369
Goldman Sachs Group, Inc. (The)	78,891	13,131,407
Invesco Ltd.	82,988	2,846,488
Legg Mason, Inc.	19,879	913,639
Morgan Stanley	259,300	7,986,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Northern Trust Corp.	42,047	2,600,607
State Street Corp.	82,171	5,396,170
T. Rowe Price Group, Inc.	48,850	3,965,154
Total		65,924,091
Commercial Banks 2.7%
BB&T Corp.	131,957	4,987,975
Comerica, Inc.	34,255	1,650,406
Fifth Third Bancorp	165,223	3,584,513
Huntington Bancshares, Inc.	155,422	1,481,172
KeyCorp	167,830	2,210,321
M&T Bank Corp.	24,397	2,844,446
PNC Financial Services Group, Inc. (The)	99,585	8,144,061
Regions Financial Corp.	257,828	2,743,290
SunTrust Banks, Inc.	100,170	3,774,406
U.S. Bancorp	341,820	14,062,475
Wells Fargo & Co.	897,179	41,647,049
Zions Bancorporation	34,571	1,078,615
Total		88,208,729
Consumer Finance 1.0%
American Express Co.	172,421	15,738,589
Capital One Financial Corp.	107,897	7,922,877
Discover Financial Services	89,659	5,144,633
SLM Corp.	81,664	1,955,036
Total		30,761,135
Diversified Financial Services 4.9%
Bank of America Corp.	1,996,297	32,998,789
Berkshire Hathaway, Inc., Class B(a)	336,895	39,005,703
Citigroup, Inc.	567,651	27,604,868
CME Group, Inc.	59,011	4,356,192
IntercontinentalExchange Group, Inc.	21,521	4,494,446
JPMorgan Chase & Co.	703,582	39,977,529
Leucadia National Corp.	58,659	1,638,932
McGraw Hill Financial, Inc.	50,689	4,037,886
Moody's Corp.	35,416	2,797,864
NASDAQ OMX Group, Inc. (The)	21,653	831,259
Total		157,743,468
Insurance 2.8%
ACE Ltd.	63,647	6,229,132
Aflac, Inc.	87,209	5,588,353

Common Stocks (continued)

Issuer	Shares	Value ($)
Allstate Corp. (The)	85,147	4,620,076
American International Group, Inc.	275,563	13,714,770
Aon PLC	56,354	4,823,902
Assurant, Inc.	13,609	893,159
Chubb Corp. (The)	47,105	4,120,745
Cincinnati Financial Corp.	27,585	1,293,185
Genworth Financial, Inc., Class A(a)	92,498	1,437,419
Hartford Financial Services Group, Inc. (The)	83,693	2,945,157
Lincoln National Corp.	49,111	2,461,934
Loews Corp.	57,234	2,488,534
Marsh & McLennan Companies, Inc.	102,685	4,945,310
MetLife, Inc.	209,833	10,632,238
Principal Financial Group, Inc.	51,225	2,323,054
Progressive Corp. (The)	103,327	2,530,478
Prudential Financial, Inc.	86,643	7,328,265
Torchmark Corp.	16,931	1,312,322
Travelers Companies, Inc. (The)	68,164	5,714,870
Unum Group	48,897	1,700,638
XL Group PLC	52,925	1,608,920
Total		88,712,461
Real Estate Investment Trusts (REITs) 1.9%
American Tower Corp.	73,843	6,015,989
Apartment Investment & Management Co., Class A	27,334	817,013
AvalonBay Communities, Inc.	22,792	2,939,484
Boston Properties, Inc.	28,633	3,219,208
Equity Residential	62,715	3,666,946
General Growth Properties, Inc.	100,600	2,215,212
HCP, Inc.	85,408	3,311,268
Health Care REIT, Inc.	54,028	3,173,605
Host Hotels & Resorts, Inc.	141,550	2,784,289
Kimco Realty Corp.	76,701	1,707,364
Macerich Co. (The)	26,288	1,580,698
Plum Creek Timber Co., Inc.	33,091	1,432,509
ProLogis, Inc.	93,349	3,845,045
Public Storage	27,068	4,574,492
Simon Property Group, Inc.	58,090	9,369,336
Ventas, Inc.	55,023	3,435,086

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Vornado Realty Trust	32,560	3,135,203
Weyerhaeuser Co.	109,051	3,218,095
Total		60,440,842
Real Estate Management & Development —%
CBRE Group, Inc., Class A(a)	52,125	1,456,894
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	89,009	845,585
People's United Financial, Inc.	59,480	842,832
Total		1,688,417
Total Financials		494,936,037
Health Care 13.3%
Biotechnology 2.6%
Alexion Pharmaceuticals, Inc.(a)	36,713	6,490,858
Amgen, Inc.	141,163	17,507,035
Biogen Idec, Inc.(a)	44,205	15,059,760
Celgene Corp.(a)	77,104	12,394,468
Gilead Sciences, Inc.(a)	287,001	23,760,813
Regeneron Pharmaceuticals, Inc.(a)	14,724	4,895,730
Vertex Pharmaceuticals, Inc.(a)	43,750	3,537,625
Total		83,646,289
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	289,391	11,511,974
Baxter International, Inc.	101,574	7,059,393
Becton Dickinson and Co.	36,316	4,184,330
Boston Scientific Corp.(a)	249,924	3,274,004
CareFusion Corp.(a)	39,548	1,602,880
Covidien PLC	86,110	6,195,615
CR Bard, Inc.	14,591	2,103,439
DENTSPLY International, Inc.	26,708	1,212,009
Edwards Lifesciences Corp.(a)	20,466	1,427,708
Intuitive Surgical, Inc.(a)	7,142	3,176,976
Medtronic, Inc.	186,854	11,072,968
St. Jude Medical, Inc.	54,609	3,676,278
Stryker Corp.	55,238	4,432,297
Varian Medical Systems, Inc.(a)	19,803	1,660,085
Zimmer Holdings, Inc.	31,999	3,002,786
Total		65,592,742

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 2.0%
Aetna, Inc.	68,805	5,002,812
AmerisourceBergen Corp.	43,072	2,922,435
Cardinal Health, Inc.	63,926	4,572,627
CIGNA Corp.	51,755	4,119,180
DaVita HealthCare Partners, Inc.(a)	33,034	2,270,427
Express Scripts Holding Co.(a)	150,817	11,358,028
Five Star Quality Care, Inc.(c)(e)	—	1
Humana, Inc.	29,188	3,282,483
Laboratory Corp. of America Holdings(a)	16,358	1,530,127
McKesson Corp.	42,982	7,609,963
Patterson Companies, Inc.	15,582	641,355
Quest Diagnostics, Inc.	27,238	1,443,614
Tenet Healthcare Corp.(a)	18,585	819,970
UnitedHealth Group, Inc.	188,408	14,558,286
WellPoint, Inc.	55,284	5,008,178
Total		65,139,486
Health Care Technology 0.1%
Cerner Corp.(a)	55,266	3,391,675
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	61,923	3,525,276
PerkinElmer, Inc.	21,020	952,627
Thermo Fisher Scientific, Inc.	74,150	9,234,641
Waters Corp.(a)	15,908	1,772,151
Total		15,484,695
Pharmaceuticals 6.0%
AbbVie, Inc.	297,737	15,157,791
Actavis PLC(a)	32,554	7,188,574
Allergan, Inc.	55,640	7,066,280
Bristol-Myers Squibb Co.	308,190	16,571,376
Eli Lilly & Co.	185,543	11,060,218
Forest Laboratories, Inc.(a)	44,379	4,330,059
Hospira, Inc.(a)	31,033	1,343,108
Johnson & Johnson	528,074	48,646,177
Merck & Co., Inc.	546,858	31,165,438
Mylan, Inc.(a)	71,651	3,981,646
Perrigo Co. PLC	24,894	4,093,569

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Pfizer, Inc.	1,212,997	38,949,334
Zoetis, Inc.	93,557	2,902,138
Total		192,455,708
Total Health Care		425,710,595
Industrials 10.4%
Aerospace & Defense 2.7%
Boeing Co. (The)	129,407	16,683,150
General Dynamics Corp.	62,618	6,859,176
Honeywell International, Inc.	146,882	13,871,536
L-3 Communications Holdings, Inc.	16,569	1,912,063
Lockheed Martin Corp.	50,357	8,172,941
Northrop Grumman Corp.	41,560	5,030,007
Precision Castparts Corp.	27,211	7,017,173
Raytheon Co.	59,789	5,853,941
Rockwell Collins, Inc.	25,312	2,089,252
Textron, Inc.	52,625	2,089,212
United Technologies Corp.	157,992	18,488,224
Total		88,066,675
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	28,377	1,471,631
Expeditors International of Washington, Inc.	38,473	1,520,068
FedEx Corp.	55,704	7,427,014
United Parcel Service, Inc., Class B	133,802	12,814,218
Total		23,232,931
Airlines 0.2%
Delta Air Lines, Inc.	160,100	5,316,921
Southwest Airlines Co.	130,391	2,925,974
Total		8,242,895
Building Products 0.1%
Allegion PLC(a)	16,732	909,384
Masco Corp.	66,811	1,560,037
Total		2,469,421
Commercial Services & Supplies 0.5%
ADT Corp. (The)	37,437	1,149,690
Cintas Corp.	18,851	1,143,502
Iron Mountain, Inc.	31,849	866,293
Pitney Bowes, Inc.	37,821	962,544
Republic Services, Inc.	50,556	1,724,465
Stericycle, Inc.(a)	16,035	1,827,990

Common Stocks (continued)

Issuer	Shares	Value ($)
Tyco International Ltd.	87,085	3,673,245
Waste Management, Inc.	81,669	3,389,264
Total		14,736,993
Construction & Engineering 0.2%
Fluor Corp.	30,597	2,377,081
Jacobs Engineering Group, Inc.(a)	24,662	1,495,750
Quanta Services, Inc.(a)	40,377	1,421,674
Total		5,294,505
Electrical Equipment 0.7%
AMETEK, Inc.	45,815	2,439,191
Eaton Corp. PLC	88,786	6,633,202
Emerson Electric Co.	131,733	8,596,895
Rockwell Automation, Inc.	25,940	3,186,470
Roper Industries, Inc.	18,596	2,521,989
Total		23,377,747
Industrial Conglomerates 2.3%
3M Co.	119,718	16,129,606
Danaher Corp.	112,222	8,583,861
General Electric Co.	1,893,561	48,228,999
Total		72,942,466
Machinery 1.7%
Caterpillar, Inc.	119,101	11,549,224
Cummins, Inc.	32,602	4,757,284
Deere & Co.	71,648	6,156,713
Dover Corp.	31,910	3,009,113
Flowserve Corp.	26,104	2,119,906
Illinois Tool Works, Inc.	76,445	6,306,712
Ingersoll-Rand PLC	50,146	3,065,926
Joy Global, Inc.	19,906	1,094,830
PACCAR, Inc.	66,260	4,362,558
Pall Corp.	20,729	1,782,694
Parker Hannifin Corp.	27,936	3,367,685
Pentair Ltd.	37,325	3,016,233
Snap-On, Inc.	10,903	1,222,990
Stanley Black & Decker, Inc.	29,049	2,412,229
Xylem, Inc.	34,510	1,357,969
Total		55,582,066
Professional Services 0.2%
Dun & Bradstreet Corp. (The)	7,128	707,169
Equifax, Inc.	22,774	1,595,546

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Nielsen Holdings NV	47,355	2,241,786
Robert Half International, Inc.	25,929	1,061,533
Total		5,606,034
Road & Rail 0.9%
CSX Corp.	189,703	5,256,670
Kansas City Southern	20,637	1,938,227
Norfolk Southern Corp.	57,836	5,315,707
Ryder System, Inc.	9,831	740,471
Union Pacific Corp.	86,224	15,553,085
Total		28,804,160
Trading Companies & Distributors 0.2%
Fastenal Co.	51,103	2,411,551
WW Grainger, Inc.	11,542	2,943,441
Total		5,354,992
Total Industrials		333,710,885
Information Technology 18.3%
Communications Equipment 1.7%
Cisco Systems, Inc.	1,000,674	21,814,693
F5 Networks, Inc.(a)	14,533	1,632,637
Harris Corp.	20,023	1,478,098
Juniper Networks, Inc.(a)	94,526	2,527,625
Motorola Solutions, Inc.	43,101	2,853,286
QUALCOMM, Inc.	316,219	23,808,129
Total		54,114,468
Computers & Peripherals 3.8%
Apple, Inc.	168,397	88,617,237
EMC Corp.	385,143	10,156,221
Hewlett-Packard Co.	359,693	10,747,627
NetApp, Inc.	63,794	2,577,916
SanDisk Corp.	42,275	3,141,032
Seagate Technology PLC	61,041	3,185,730
Western Digital Corp.	39,406	3,427,928
Total		121,853,691
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	29,634	2,608,385
Corning, Inc.	270,865	5,219,569
FLIR Systems, Inc.	26,519	905,359
Jabil Circuit, Inc.	34,599	640,427
TE Connectivity Ltd.	76,821	4,500,174
Total		13,873,914

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 3.4%
Akamai Technologies, Inc.(a)	33,497	2,047,672
eBay, Inc.(a)	218,048	12,814,681
Facebook, Inc., Class A(a)	307,850	21,075,411
Google, Inc., Class A(a)	52,534	63,862,957
VeriSign, Inc.(a)	24,107	1,328,537
Yahoo!, Inc.(a)	176,569	6,827,923
Total		107,957,181
IT Services 3.6%
Accenture PLC, Class A	118,997	9,918,400
Alliance Data Systems Corp.(a)	9,100	2,594,501
Automatic Data Processing, Inc.	90,090	7,007,200
Cognizant Technology Solutions Corp., Class A(a)	56,626	5,892,502
Computer Sciences Corp.	27,563	1,741,982
Fidelity National Information Services, Inc.	54,513	3,031,468
Fiserv, Inc.(a)	48,264	2,801,725
International Business Machines Corp.	191,012	35,369,692
MasterCard, Inc., Class A	193,850	15,066,022
Paychex, Inc.	60,814	2,539,593
Teradata Corp.(a)	30,558	1,403,223
Total System Services, Inc.	31,272	952,545
Visa, Inc., Class A	95,306	21,533,438
Western Union Co. (The)	103,369	1,729,363
Xerox Corp.	216,595	2,380,379
Total		113,962,033
Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	60,082	2,181,578
Analog Devices, Inc.	58,204	2,957,927
Applied Materials, Inc.	225,382	4,273,243
Broadcom Corp., Class A	101,016	3,002,196
First Solar, Inc.(a)	13,225	754,751
Intel Corp.	930,390	23,036,456
KLA-Tencor Corp.	31,194	2,032,289
Lam Research Corp.(a)	30,369	1,570,988
Linear Technology Corp.	43,823	2,052,669
LSI Corp.	102,014	1,131,335
Microchip Technology, Inc.	37,135	1,691,499
Micron Technology, Inc.(a)	196,886	4,762,672
NVIDIA Corp.	108,294	1,990,444

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Texas Instruments, Inc.	204,879	9,211,360
Xilinx, Inc.	50,241	2,622,580
Total		63,271,987
Software 3.4%
Adobe Systems, Inc.(a)	87,033	5,971,334
Autodesk, Inc.(a)	42,233	2,215,543
CA, Inc.	60,814	2,037,269
Citrix Systems, Inc.(a)	34,902	2,095,865
Electronic Arts, Inc.(a)	57,851	1,653,960
Intuit, Inc.	53,308	4,166,020
Microsoft Corp.	1,421,817	54,469,809
Oracle Corp.	656,785	25,686,861
Red Hat, Inc.(a)	35,461	2,091,845
Salesforce.com, Inc.(a)	103,842	6,476,626
Symantec Corp.	130,290	2,798,629
Total		109,663,761
Total Information Technology		584,697,035
Materials 3.4%
Chemicals 2.5%
Air Products & Chemicals, Inc.	39,520	4,794,566
Airgas, Inc.	12,433	1,340,277
CF Industries Holdings, Inc.	10,747	2,696,422
Dow Chemical Co. (The)	226,992	11,056,780
Eastman Chemical Co.	28,827	2,520,345
Ecolab, Inc.	50,758	5,469,175
EI du Pont de Nemours & Co.	173,312	11,546,045
FMC Corp.	24,965	1,926,799
International Flavors & Fragrances, Inc.	15,261	1,431,329
LyondellBasell Industries NV, Class A	81,748	7,200,364
Monsanto Co.	98,437	10,830,039
Mosaic Co. (The)	63,793	3,116,926
PPG Industries, Inc.	26,577	5,257,462
Praxair, Inc.	55,077	7,180,389
Sherwin-Williams Co. (The)	16,141	3,235,948
Sigma-Aldrich Corp.	22,389	2,113,745
Total		81,716,611
Construction Materials 0.1%
Vulcan Materials Co.	24,329	1,652,669

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging 0.2%
Avery Dennison Corp.	18,089	901,194
Ball Corp.	27,077	1,504,398
Bemis Co., Inc.	19,284	757,476
MeadWestvaco Corp.	33,277	1,245,558
Owens-Illinois, Inc.(a)	30,892	1,047,857
Sealed Air Corp.	36,729	1,250,255
Total		6,706,738
Metals & Mining 0.5%
Alcoa, Inc.	200,180	2,350,113
Allegheny Technologies, Inc.	20,213	642,369
Cliffs Natural Resources, Inc.	28,668	574,220
Freeport-McMoRan Copper & Gold, Inc.	194,281	6,337,446
Newmont Mining Corp.	93,181	2,167,390
Nucor Corp.	59,540	2,991,290
United States Steel Corp.	27,100	656,362
Total		15,719,190
Paper & Forest Products 0.1%
International Paper Co.	83,020	4,058,848
Total Materials		109,854,056
Telecommunication Services 2.4%
Diversified Telecommunication Services 2.3%
AT&T, Inc.	985,975	31,482,182
CenturyLink, Inc.	110,627	3,458,200
Frontier Communications Corp.	187,071	912,906
Verizon Communications, Inc.	771,476	36,706,828
Windstream Holdings, Inc.	111,578	894,856
Total		73,454,972
Wireless Telecommunication Services 0.1%
Crown Castle International Corp.(a)	62,518	4,745,116
Total Telecommunication Services		78,200,088
Utilities 2.9%
Electric Utilities 1.6%
American Electric Power Co., Inc.	91,215	4,578,993
Duke Energy Corp.	132,137	9,365,871
Edison International	60,996	3,194,361
Entergy Corp.	33,365	2,129,354
Exelon Corp.	160,403	4,877,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
FirstEnergy Corp.	78,287	2,409,674
NextEra Energy, Inc.	80,583	7,364,480
Northeast Utilities	58,956	2,620,594
Pepco Holdings, Inc.	46,769	953,620
Pinnacle West Capital Corp.	20,589	1,145,778
PPL Corp.	117,966	3,809,122
Southern Co. (The)	165,052	6,989,952
Xcel Energy, Inc.	93,161	2,821,847
Total		52,261,501
Gas Utilities 0.1%
AGL Resources, Inc.	22,233	1,045,840
Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	122,873	1,677,217
NRG Energy, Inc.	60,518	1,759,258
Total		3,436,475
Multi-Utilities 1.1%
Ameren Corp.	45,419	1,835,382
CenterPoint Energy, Inc.	80,209	1,896,943
CMS Energy Corp.	49,766	1,414,847
Consolidated Edison, Inc.	54,809	3,072,044
Dominion Resources, Inc.	108,625	7,538,575
DTE Energy Co.	33,107	2,375,758

Common Stocks (continued)

Issuer	Shares	Value ($)
Integrys Energy Group, Inc.	14,917	854,297
NiSource, Inc.	58,652	2,042,263
PG&E Corp.	84,099	3,705,402
Public Service Enterprise Group, Inc.	94,690	3,471,335
SCANA Corp.	26,286	1,301,157
Sempra Energy	42,553	4,019,982
TECO Energy, Inc.	38,220	641,332
Wisconsin Energy Corp.	42,405	1,864,124
Total		36,033,441
Total Utilities		92,777,257
Total Common Stocks (Cost: $2,115,099,448)		3,117,567,405

Money Market Funds 1.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(d)(f)	42,522,199	42,522,199
Total Money Market Funds (Cost: $42,522,199)		42,522,199
Total Investments (Cost: $2,157,621,647)		3,160,089,604
Other Assets & Liabilities, Net		43,426,435
Net Assets		3,203,516,039

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2014

At February 28, 2014, securities totaling $5,006,040 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	175	USD	81,270,000	03/2014	636,044	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Notes to Portfolio of Investments (continued)

(c)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2014 was $43, representing less than 0.01% of net assets. Information concerning such security holdings at February 28, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Five Star Quality Care, Inc.	01/02/2002	2
Kinder Morgan Management LLC	09/26/2002 - 05/20/2008	14

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Ameriprise Financial, Inc.	1,159,328	64,717	(123,278)	78,648	1,179,415	76,117	3,966,255
Columbia Short-Term Cash Fund	57,654,389	336,740,994	(351,873,184)	—	42,522,199	60,542	42,522,199
Total	58,813,717	336,805,711	(351,996,462)	78,648	43,701,614	136,659	46,488,454

(e)  Represents fractional shares.

(f)  The rate shown is the seven-day current annualized yield at February 28, 2014.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	389,219,898	—	—	389,219,898
Consumer Staples	295,280,760	—	—	295,280,760
Energy	313,180,752	42	—	313,180,794
Financials	494,936,037	—	—	494,936,037
Health Care	425,710,594	1	—	425,710,595
Industrials	333,710,885	—	—	333,710,885
Information Technology	584,697,035	—	—	584,697,035
Materials	109,854,056	—	—	109,854,056
Telecommunication Services	78,200,088	—	—	78,200,088
Utilities	92,777,257	—	—	92,777,257
Total Equity Securities	3,117,567,362	43	—	3,117,567,405
Mutual Funds
Money Market Funds	42,522,199	—	—	42,522,199
Total Mutual Funds	42,522,199	—	—	42,522,199
Investments in Securities	3,160,089,561	43	—	3,160,089,604
Derivatives
Assets
Futures Contracts	636,044	—	—	636,044
Total	3,160,725,605	43	—	3,160,725,648

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Large Cap Index Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,113,920,033)	$3,113,601,150
Affiliated issuers (identified cost $43,701,614)	46,488,454
Total investments (identified cost $2,157,621,647)	3,160,089,604
Receivable for:
Capital shares sold	38,833,074
Dividends	6,868,192
Variation margin	102,269
Expense reimbursement due from Investment Manager	28
Total assets	3,205,893,167
Liabilities
Payable for:
Capital shares purchased	2,200,966
Variation margin	1,278
Investment management fees	8,655
Distribution and/or service fees	5,214
Administration fees	8,655
Compensation of board members	150,917
Other expenses	1,443
Total liabilities	2,377,128
Net assets applicable to outstanding capital stock	$3,203,516,039
Represented by
Paid-in capital	$2,233,061,216
Undistributed net investment income	8,262,504
Accumulated net realized loss	(40,911,682)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	999,681,117
Investments — affiliated issuers	2,786,840
Futures contracts	636,044
Total — representing net assets applicable to outstanding capital stock	$3,203,516,039

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Large Cap Index Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$796,430,220
Shares outstanding	22,214,261
Net asset value per share	$35.85
Class B
Net assets	$261,170
Shares outstanding	7,269
Net asset value per share	$35.93
Class I
Net assets	$3,717
Shares outstanding	103
Net asset value per share(a)	$36.01
Class R5
Net assets	$98,439,230
Shares outstanding	2,700,807
Net asset value per share	$36.45
Class Z
Net assets	$2,308,381,702
Shares outstanding	64,113,695
Net asset value per share	$36.00

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Large Cap Index Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$58,580,180
Dividends — affiliated issuers	136,659
Interest	1,394
Foreign taxes withheld	(5,478)
Total income	58,712,755
Expenses:
Investment management fees	2,824,934
Distribution and/or service fees
Class A	1,638,462
Class B	2,793
Administration fees	2,824,934
Compensation of board members	76,770
Other	13,586
Total expenses	7,381,479
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(90,356)
Expense reductions	(8,770)
Total net expenses	7,282,353
Net investment income	51,430,402
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,797,068)
Investments — affiliated issuers	78,648
Futures contracts	15,465,910
Net realized gain	6,747,490
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	567,859,445
Investments — affiliated issuers	1,397,867
Futures contracts	(1,830,784)
Net change in unrealized appreciation (depreciation)	567,426,528
Net realized and unrealized gain	574,174,018
Net increase in net assets resulting from operations	$625,604,420

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Large Cap Index Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$51,430,402	$50,933,486
Net realized gain	6,747,490	747,045,567
Net change in unrealized appreciation (depreciation)	567,426,528	(468,195,514)
Net increase in net assets resulting from operations	625,604,420	329,783,539
Distributions to shareholders
Net investment income
Class A	(10,466,528)	(10,203,246)
Class B	(2,117)	(7,896)
Class I	(61)	(66)
Class R5	(1,139,886)	(50)
Class Z	(37,934,014)	(42,594,114)
Total distributions to shareholders	(49,542,606)	(52,805,372)
Increase (decrease) in net assets from capital stock activity	121,836,159	(1,393,088,952)
Total increase (decrease) in net assets	697,897,973	(1,116,110,785)
Net assets at beginning of year	2,505,618,066	3,621,728,851
Net assets at end of year	$3,203,516,039	$2,505,618,066
Undistributed net investment income	$8,262,504	$6,887,066

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Large Cap Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	9,195,065	304,489,416	6,742,663	183,652,453
Distributions reinvested	292,428	9,969,572	360,059	9,790,803
Redemptions	(5,931,914)	(194,976,467)	(6,367,900)	(171,641,000)
Net increase	3,555,579	119,482,521	734,822	21,802,256
Class B shares
Subscriptions	77	2,589	1,184	31,844
Distributions reinvested	58	1,986	212	5,783
Redemptions(b)	(7,445)	(229,990)	(36,162)	(975,990)
Net decrease	(7,310)	(225,415)	(34,766)	(938,363)
Class R5 shares
Subscriptions	2,961,184	100,202,156	92	2,500
Distributions reinvested	29,415	1,037,128	—	—
Redemptions	(289,884)	(10,149,666)	—	—
Net increase	2,700,715	91,089,618	92	2,500
Class Z shares
Subscriptions	12,109,711	403,555,317	17,960,330	489,325,782
Distributions reinvested	848,375	29,003,243	1,139,550	31,077,280
Redemptions	(15,825,212)	(521,069,125)	(71,115,547)	(1,934,358,407)
Net decrease	(2,867,126)	(88,510,565)	(52,015,667)	(1,413,955,345)
Total net increase (decrease)	3,381,858	121,836,159	(51,315,519)	(1,393,088,952)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Large Cap Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$29.16		$26.35		$25.62		$21.30	$14.14
Income from investment operations:
Net investment income	0.53		0.50		0.42		0.37	0.34
Net realized and unrealized gain	6.67		2.88		0.74		4.30	7.15
Total from investment operations	7.20		3.38		1.16		4.67	7.49
Less distributions to shareholders:
Net investment income	(0.51)		(0.57)		(0.43)		(0.35)	(0.33)
Total distributions to shareholders	(0.51)		(0.57)		(0.43)		(0.35)	(0.33)
Proceeds from regulatory settlements	—		—		—		—	0.00	(a)
Net asset value, end of period	$35.85		$29.16		$26.35		$25.62	$21.30
Total return	24.80%		12.98%		4.67%		22.09%	53.09%
Ratios to average net assets(b)
Total gross expenses	0.45%		0.45	%(c)	0.45%		0.45%	0.45	%(c)
Total net expenses(d)	0.45	%(e)	0.44	%(c)(e)	0.42	%(e)	0.39%	0.39	%(c)
Net investment income	1.63%		1.85%		1.72%		1.64%	1.75%
Supplemental data
Net assets, end of period (in thousands)	$796,430		$544,128		$472,381		$383,538	$268,091
Portfolio turnover	3%		7%		6%		2%	7%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Large Cap Index Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$29.24		$26.44		$25.70		$21.37	$14.20
Income from investment operations:
Net investment income	0.28		0.28		0.22		0.20	0.19
Net realized and unrealized gain	6.69		2.89		0.76		4.32	7.18
Total from investment operations	6.97		3.17		0.98		4.52	7.37
Less distributions to shareholders:
Net investment income	(0.28)		(0.37)		(0.24)		(0.19)	(0.20)
Total distributions to shareholders	(0.28)		(0.37)		(0.24)		(0.19)	(0.20)
Proceeds from regulatory settlements	—		—		—		—	0.00	(a)
Net asset value, end of period	$35.93		$29.24		$26.44		$25.70	$21.37
Total return	23.88%		12.08%		3.90%		21.22%	51.94%
Ratios to average net assets(b)
Total gross expenses	1.20%		1.20	%(c)	1.20%		1.20%	1.20	%(c)
Total net expenses(d)	1.20	%(e)	1.18	%(c)(e)	1.17	%(e)	1.14%	1.14	%(c)
Net investment income	0.86%		1.04%		0.90%		0.87%	1.01%
Supplemental data
Net assets, end of period (in thousands)	$261		$426		$1,305		$3,550	$3,769
Portfolio turnover	3%		7%		6%		2%	7%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Large Cap Index Fund

Financial Highlights (continued)

				Year Ended
	Year Ended February 28,			February 29,
Class I	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$29.28	$26.45		$24.22
Income from investment operations:
Net investment income	0.62	0.57		0.15
Net realized and unrealized gain	6.70	2.89		2.49
Total from investment operations	7.32	3.46		2.64
Less distributions to shareholders:
Net investment income	(0.59)	(0.63)		(0.41)
Total distributions to shareholders	(0.59)	(0.63)		(0.41)
Net asset value, end of period	$36.01	$29.28		$26.45
Total return	25.12%	13.28%		11.08%
Ratios to average net assets(b)
Total gross expenses	0.22%	0.22	%(c)	0.15	%(d)
Total net expenses(e)	0.20%	0.19	%(c)	0.15	%(d)
Net investment income	1.88%	2.09%		2.06	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4	$3		$3
Portfolio turnover	3%	7%		6%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Large Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$29.63	$27.28
Income from investment operations:
Net investment income	0.68	0.21
Net realized and unrealized gain	6.74	2.68
Total from investment operations	7.42	2.89
Less distributions to shareholders:
Net investment income	(0.60)	(0.54)
Total distributions to shareholders	(0.60)	(0.54)
Net asset value, end of period	$36.45	$29.63
Total return	25.14%	10.73%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.14	%(c)
Total net expenses(d)	0.20%	0.14	%(c)
Net investment income	1.96%	2.48	%(c)
Supplemental data
Net assets, end of period (in thousands)	$98,439	$3
Portfolio turnover	3%	7%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Large Cap Index Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$29.28		$26.45		$25.72		$21.37	$14.18
Income from investment operations:
Net investment income	0.62		0.57		0.48		0.43	0.38
Net realized and unrealized gain	6.69		2.89		0.74		4.33	7.19
Total from investment operations	7.31		3.46		1.22		4.76	7.57
Less distributions to shareholders:
Net investment income	(0.59)		(0.63)		(0.49)		(0.41)	(0.38)
Total distributions to shareholders	(0.59)		(0.63)		(0.49)		(0.41)	(0.38)
Proceeds from regulatory settlements	—		—		—		—	0.00	(a)
Net asset value, end of period	$36.00		$29.28		$26.45		$25.72	$21.37
Total return	25.09%		13.28%		4.91%		22.44%	53.49%
Ratios to average net assets(b)
Total gross expenses	0.20%		0.20	%(c)	0.20%		0.20%	0.20	%(c)
Total net expenses(d)	0.20	%(e)	0.19	%(c)(e)	0.16	%(e)	0.14%	0.14	%(c)
Net investment income	1.88%		2.06%		1.95%		1.88%	2.00%
Supplemental data
Net assets, end of period (in thousands)	$2,308,382		$1,961,058		$3,148,041		$3,050,979	$2,412,760
Portfolio turnover	3%		7%		6%		2%	7%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Large Cap Index Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum contingent deferred sales charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and

Annual Report 2014
29

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Annual Report 2014
30

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	636,044	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	15,465,910
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(1,830,784)

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	1,361

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014
31

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

Annual Report 2014
32

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $7,675.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $8,770.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through June 30, 2014
Class A	0.45%
Class B	1.20
Class I	0.20
Class R5	0.20
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes),

Annual Report 2014
33

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, post-October capital losses, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(512,358)
Accumulated net realized loss	512,361
Paid-in capital	(3)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$49,542,606	$52,805,372

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,386,531
Unrealized appreciation	971,851,943

At February 28, 2014, the cost of investments for federal income tax purposes was $2,188,237,661 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,152,307,007
Unrealized depreciation	(180,455,064)
Net unrealized appreciation	$971,851,943

The following capital loss carryforward, determined at February 28, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$189,279

For the year ended February 28, 2014, $12,571,370 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2014, the Fund will elect to treat post-October capital losses of $9,470,345 as arising on March 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $199,438,186 and $84,909,986, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2014
34

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 15.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 12.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws.

AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
35

Columbia Large Cap Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
36

Columbia Large Cap Index Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2014
37

Columbia Large Cap Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
38

Columbia Large Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
39

Columbia Large Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt
Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
40

Columbia Large Cap Index Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
41

Columbia Large Cap Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
42

Columbia Large Cap Index Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
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Annual Report 2014
44

Columbia Large Cap Index Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia Large Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN175_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Marsico Focused Equities Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Marsico Focused Equities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Marsico Focused Equities Fund

Performance Overview

Performance Summary

>  Columbia Marsico Focused Equities Fund (the Fund) Class A shares returned 34.77% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund outperformed its benchmark, the S&P 500 Index, which returned 25.37% for the same time period.

>  An emphasis on the health care and consumer discretionary sectors plus favorable stock selection in those sectors and information technology generally accounted for the significant performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	12/31/97
Excluding sales charges		34.77	22.63	7.85
Including sales charges		27.03	21.19	7.21
Class B	12/31/97
Excluding sales charges		33.71	21.72	7.04
Including sales charges		28.85	21.54	7.04
Class C	12/31/97
Excluding sales charges		33.75	21.72	7.04
Including sales charges		32.78	21.72	7.04
Class I*	09/27/10	35.39	23.09	8.05
Class R4*	11/08/12	35.07	22.70	7.88
Class R5*	12/11/13	34.87	22.65	7.86
Class Z	12/31/97	35.08	22.94	8.12
S&P 500 Index		25.37	23.00	7.16

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Marsico Focused Equities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Marsico Focused Equities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 34.77% excluding sales charges. The Fund's benchmark, the S&P 500 Index, returned 25.37% for the same time period. The Fund benefited from overweight allocations in the health care and consumer discretionary sectors. Stock selection in both sectors, as well as in information technology, also aided relative results. Stock selection in the industrials and consumer staples sectors detracted from returns.

Stocks Rose in a Favorable Market Environment

Despite a string of weak job gains at the end of 2013 — and a difficult winter, which affected job growth, construction activity and the housing market — the U.S. economy expanded at a respectable pace over the 12-month period that ended February 28, 2014. Pent-up demand, low mortgage rates and an improving labor market helped home sales advance, and foreclosure activity trended downward. After a brief pullback, manufacturing activity picked up midway through the period and remained solid. Businesses remained profitable and household finances were healthy, with lower debt loads and stronger credit conditions.

Even though a host of concerns weighed on investors, stock prices moved higher as central banks continued to pour liquidity into the financial markets. Investors shrugged off concerns regarding tax increases and enforced federal spending cuts, another showdown over the U.S. debt ceiling and the possibility of an attack on Syria. Midway through the period, the Federal Reserve's (the Fed's) talk about removing monetary support briefly dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Contributors and Detractors

In a period of generally rising stock prices, the Fund's results were aided by its emphasis on health care and consumer discretionary stocks, the strongest performing sectors in the benchmark. In health care, we favored pharmaceutical and biotechnology companies, attracted by the quality of the science they are using to treat diseases that were considered untreatable just a few years ago. We are seeing a variety of emerging therapeutic pathways and believe we are in the early stages of a paradigm shift in disease treatment, in which highly specialized compounds are developed to treat specific genetic targets. Gilead Sciences and Biogen Idec are two such companies. Gilead Sciences is a world leader in therapeutics for viral diseases. We believe the company has the potential to experience increased growth from the upcoming launch of a new drug franchise for Hepatitis C. Biogen Idec is a leader in developing treatments for multiple sclerosis (MS). During the period, the company received Food & Drug Administration approval for Tecfidera, the first oral medication that could allow thousands of MS patients to stop receiving drugs by needle or intravenously.

In the consumer discretionary sector, Wynn Resorts and Chipotle Mexican Grill were standout performers. Wynn Resorts generated strong revenues from its Macau casino resorts and its stock price rose. Chipotle Mexican Grill experienced underlying strength in its business and we sold it at a gain. Discount fashion retailer TJX Companies and online travel reservation company priceline.com also generated strong returns.

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Biogen Idec, Inc.	8.3
Gilead Sciences, Inc.	7.9
Google, Inc., Class A	7.5
Visa, Inc., Class A	5.9
Monsanto Co.	5.8
Facebook, Inc., Class A	4.8
priceline.com, Inc.	4.5
Wynn Resorts Ltd.	4.3
Sherwin-Williams Co. (The)	4.3
Canadian Pacific Railway Ltd.	4.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

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Columbia Marsico Focused Equities Fund

Manager Discussion of Fund Performance (continued)

Stock selection in the information technology sector also aided performance. Online social media holding Facebook was a meaningful contributor to performance. Strong advertising revenues in the company's mobile business benefited Facebook shares. Positions in Visa and Google further aided performance. We also did well to avoid the weakest performing sectors of the benchmark — telecommunication services and utilities — and by underweighting staples and energy, which underperformed.

Stock selection in the industrials sector detracted from performance. Aerospace company Boeing and power systems firm Rolls-Royce Holdings each posted double-digit stock price declines. The Fund's position in Boeing was sold. In the consumer staples sector, Anheuser-Busch InBev posted a negative return as Brazil, one of the company's core markets, experienced weakness, and was sold from the portfolio. Shares of Green Mountain Coffee Roasters declined, detracting from results. Individual disappointments included eBay and athletic apparel company lululemon athletica. eBay reported softness in its international business, while lululemon athletica faced several challenges during the period, including quality control and the resignation of its CEO. We sold both positions.

During the period, we significantly reduced the Fund's exposure to financials and increased investments in the information technology and materials sectors.

Looking Ahead

We believe we are currently entering a period of low inflation and modest economic growth. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth may be positioned to outperform their peers. These are the characteristics we seek in holdings we select for the Fund. As of period-end, the Fund's largest sector allocations included consumer discretionary, information technology, health care and materials. The Fund had no exposure to the utilities or telecommunication services sectors.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	98.0
Consumer Discretionary	25.2
Consumer Staples	1.8
Energy	5.1
Financials	3.1
Health Care	22.9
Industrials	6.4
Information Technology	23.7
Materials	9.8
Money Market Funds	2.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

The Fund is subject to stock market fluctuations. By maintaining a relatively concentrated portfolio of 20 – 35 stocks, the Fund may be subject to greater risk than a fund that is more fully diversified. The Fund may invest up to 25% of its total assets in foreign securities, including emerging market securities. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, and other monetary and political risks. See the Fund's prospectus for more information on these and other risks.

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Columbia Marsico Focused Equities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,221.60		1,018.85	6.76		6.14	1.22
Class B	1,000.00	1,000.00	1,217.20		1,015.11	10.89		9.90	1.97
Class C	1,000.00	1,000.00	1,216.70		1,015.11	10.89		9.90	1.97
Class I	1,000.00	1,000.00	1,224.10		1,021.29	4.05		3.68	0.73
Class R4	1,000.00	1,000.00	1,222.80		1,020.09	5.38		4.89	0.97
Class R5	1,000.00	1,000.00	1,085.90	*	1,020.89	1.81	*	4.08	0.81 *
Class Z	1,000.00	1,000.00	1,222.90		1,020.09	5.38		4.89	0.97

*For the period December 11, 2013 through February 28, 2014. Class R5 shares commenced operations on December 11, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Marsico Focused Equities Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 100.2%

Issuer	Shares	Value ($)
Consumer Discretionary 25.7%
Hotels, Restaurants & Leisure 9.4%
Starbucks Corp.	200,000	14,192,000
Starwood Hotels & Resorts Worldwide, Inc.	533,181	43,966,105
Wynn Resorts Ltd.	207,108	50,221,619
Total		108,379,724
Internet & Catalog Retail 4.5%
priceline.com, Inc.(a)	38,957	52,546,760
Media 6.9%
Comcast Corp., Class A	721,902	37,315,114
Walt Disney Co. (The)	531,798	42,974,597
Total		80,289,711
Specialty Retail 4.9%
Home Depot, Inc. (The)	215,681	17,692,312
TJX Companies, Inc. (The)	635,852	39,079,464
Total		56,771,776
Total Consumer Discretionary		297,987,971
Consumer Staples 1.8%
Food Products 1.8%
Green Mountain Coffee Roasters, Inc.	189,515	20,804,957
Total Consumer Staples		20,804,957
Energy 5.2%
Energy Equipment & Services 2.5%
Schlumberger Ltd.	317,021	29,482,953
Oil, Gas & Consumable Fuels 2.7%
Continental Resources, Inc.(a)	258,189	30,858,749
Total Energy		60,341,702
Financials 3.2%
Consumer Finance 3.2%
American Express Co.	406,330	37,089,802
Total Financials		37,089,802
Health Care 23.4%
Biotechnology 19.2%
Biogen Idec, Inc.(a)	282,850	96,361,338
Celgene Corp.(a)	214,871	34,540,513
Gilead Sciences, Inc.(a)	1,105,181	91,497,935
Total		222,399,786

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 3.1%
UnitedHealth Group, Inc.	455,755	35,216,189
Pharmaceuticals 1.1%
Pacira Pharmaceuticals, Inc.(a)	162,440	12,709,306
Total Health Care		270,325,281
Industrials 6.6%
Aerospace & Defense 2.6%
General Dynamics Corp.	186,393	20,417,489
Rolls-Royce Holdings PLC	566,041	9,469,167
Total		29,886,656
Road & Rail 4.0%
Canadian Pacific Railway Ltd.	295,228	46,350,796
Total Industrials		76,237,452
Information Technology 24.2%
Internet Software & Services 14.0%
Facebook, Inc., Class A(a)	821,168	56,217,161
Google, Inc., Class A(a)	71,864	87,361,471
Yahoo!, Inc.(a)	468,407	18,113,299
Total		161,691,931
IT Services 5.9%
Visa, Inc., Class A	302,256	68,291,721
Semiconductors & Semiconductor Equipment 2.3%
ASML Holding NV	316,271	27,243,584
Software 2.0%
Salesforce.com, Inc.(a)	367,147	22,898,958
Total Information Technology		280,126,194
Materials 10.1%
Chemicals 10.1%
Monsanto Co.	607,069	66,789,731
Sherwin-Williams Co. (The)	247,630	49,644,863
Total		116,434,594
Total Materials		116,434,594
Total Common Stocks (Cost: $793,173,143)		1,159,347,953

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Focused Equities Fund

Portfolio of Investments (continued)

February 28, 2014

Money Market Funds 2.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	23,368,987	23,368,987
Total Money Market Funds (Cost: $23,368,987)		23,368,987
Total Investments (Cost: $816,542,130)		1,182,716,940
Other Assets & Liabilities, Net		(25,178,745)
Net Assets		1,157,538,195

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	43,733,734	797,547,613	(817,912,360)	23,368,987	23,657	23,368,987

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Focused Equities Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Focused Equities Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	297,987,971	—	—	297,987,971
Consumer Staples	20,804,957	—	—	20,804,957
Energy	60,341,702	—	—	60,341,702
Financials	37,089,802	—	—	37,089,802
Health Care	270,325,281	—	—	270,325,281
Industrials	66,768,285	9,469,167	—	76,237,452
Information Technology	280,126,194	—	—	280,126,194
Materials	116,434,594	—	—	116,434,594
Total Equity Securities	1,149,878,786	9,469,167	—	1,159,347,953
Mutual Funds
Money Market Funds	23,368,987	—	—	23,368,987
Total Mutual Funds	23,368,987	—	—	23,368,987
Total	1,173,247,773	9,469,167	—	1,182,716,940

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Focused Equities Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $793,173,143)	$1,159,347,953
Affiliated issuers (identified cost $23,368,987)	23,368,987
Total investments (identified cost $816,542,130)	1,182,716,940
Receivable for:
Investments sold	5,827,045
Capital shares sold	898,530
Dividends	477,322
Reclaims	125,995
Expense reimbursement due from Investment Manager	89
Prepaid expenses	2,315
Other assets	11,167
Total assets	1,190,059,403
Liabilities
Payable for:
Investments purchased	29,860,661
Capital shares purchased	2,232,288
Investment management fees	21,604
Distribution and/or service fees	11,178
Transfer agent fees	198,118
Administration fees	1,799
Compensation of board members	132,789
Other expenses	62,771
Total liabilities	32,521,208
Net assets applicable to outstanding capital stock	$1,157,538,195
Represented by
Paid-in capital	$706,930,109
Excess of distributions over net investment income	(132,615)
Accumulated net realized gain	84,570,213
Unrealized appreciation (depreciation) on:
Investments	366,174,810
Foreign currency translations	(4,322)
Total — representing net assets applicable to outstanding capital stock	$1,157,538,195

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Focused Equities Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$598,790,957
Shares outstanding	28,224,332
Net asset value per share	$21.22
Maximum offering price per share(a)	$22.51
Class B
Net assets	$10,640,343
Shares outstanding	596,582
Net asset value per share	$17.84
Class C
Net assets	$246,746,935
Shares outstanding	13,755,671
Net asset value per share	$17.94
Class I
Net assets	$2,693
Shares outstanding	121
Net asset value per share(b)	$22.18
Class R4
Net assets	$5,254,586
Shares outstanding	234,379
Net asset value per share	$22.42
Class R5
Net assets	$6,220,251
Shares outstanding	276,595
Net asset value per share	$22.49
Class Z
Net assets	$289,882,430
Shares outstanding	13,154,591
Net asset value per share	$22.04

(a)   The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Marsico Focused Equities Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$15,078,830
Dividends — affiliated issuers	23,657
Interest	232
Foreign taxes withheld	(233,954)
Total income	14,868,765
Expenses:
Investment management fees	8,815,272
Distribution and/or service fees
Class A	1,824,136
Class B	126,428
Class C	2,350,314
Transfer agent fees
Class A	1,490,681
Class B	25,807
Class C	480,310
Class R4	5,621
Class R5	21
Class Z	686,324
Administration fees	733,158
Compensation of board members	53,414
Custodian fees	17,310
Printing and postage fees	114,730
Registration fees	60,597
Professional fees	42,167
Line of credit interest expense	7,368
Other	122,607
Total expenses	16,956,265
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(89)
Expense reductions	(3,952)
Total net expenses	16,952,224
Net investment loss	(2,083,459)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	374,679,472
Foreign currency translations	(19,793)
Net realized gain	374,659,679
Net change in unrealized appreciation (depreciation) on:
Investments	27,366,002
Foreign currency translations	(4,322)
Net change in unrealized appreciation (depreciation)	27,361,680
Net realized and unrealized gain	402,021,359
Net increase in net assets resulting from operations	$399,937,900

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Focused Equities Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014(a)	Year Ended February 28, 2013(b)
Operations
Net investment income (loss)	$(2,083,459)	$4,819,757
Net realized gain	374,659,679	368,927,579
Net change in unrealized appreciation (depreciation)	27,361,680	(253,060,145)
Net increase in net assets resulting from operations	399,937,900	120,687,191
Distributions to shareholders
Net investment income
Class A	—	(4,477,020)
Class I	—	(24)
Class R4	—	(19)
Class Z	—	(2,956,813)
Net realized gains
Class A	(170,605,553)	(187,615,794)
Class B	(3,454,473)	(3,841,675)
Class C	(67,788,644)	(51,321,227)
Class I	(751)	(555)
Class R4	(908,593)	(339)
Class R5	(467)	—
Class Z	(75,591,871)	(95,628,685)
Total distributions to shareholders	(318,350,352)	(345,842,151)
Increase (decrease) in net assets from capital stock activity	(501,168,509)	(649,517,051)
Total decrease in net assets	(419,580,961)	(874,672,011)
Net assets at beginning of year	1,577,119,156	2,451,791,167
Net assets at end of year	$1,157,538,195	$1,577,119,156
Excess of distributions over net investment income	$(132,615)	$(2,335,566)

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to February 28, 2014.

(b) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Focused Equities Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014(a)		Year Ended February 28, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	7,067,886	150,566,827	6,980,940	155,143,861
Distributions reinvested	6,258,648	125,665,169	7,681,988	157,483,656
Redemptions	(29,842,200)	(664,540,582)	(16,957,060)	(388,145,892)
Net decrease	(16,515,666)	(388,308,586)	(2,294,132)	(75,518,375)
Class B shares
Subscriptions	102,567	1,739,618	115,842	2,125,284
Distributions reinvested	93,608	1,579,933	89,978	1,641,505
Redemptions(c)	(407,274)	(7,720,689)	(483,235)	(9,837,671)
Net decrease	(211,099)	(4,401,138)	(277,415)	(6,070,882)
Class C shares
Subscriptions	2,357,613	40,917,705	1,743,011	32,705,231
Distributions reinvested	1,885,234	31,909,674	1,301,180	23,722,704
Redemptions	(2,735,924)	(52,329,957)	(2,730,710)	(54,773,353)
Net increase	1,506,923	20,497,422	313,481	1,654,582
Class R4 shares
Subscriptions	210,609	4,907,728	110	2,500
Distributions reinvested	43,577	907,917	—	—
Redemptions	(19,917)	(458,531)	—	—
Net increase	234,269	5,357,114	110	2,500
Class R5 shares
Subscriptions	276,595	6,200,928	—	—
Net increase	276,595	6,200,928	—	—
Class Z shares
Subscriptions	2,967,890	66,185,831	5,199,659	120,644,765
Distributions reinvested	2,588,091	53,355,729	3,304,164	70,353,848
Redemptions	(11,247,022)	(260,055,809)	(31,257,022)	(760,583,489)
Net decrease	(5,691,041)	(140,514,249)	(22,753,199)	(569,584,876)
Total net decrease	(20,400,019)	(501,168,509)	(25,011,155)	(649,517,051)

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to February 28, 2014.

(b) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Focused Equities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$20.84		$24.18		$23.53		$18.99		$12.76
Income from investment operations:
Net investment income (loss)	(0.02)		0.06		0.02		0.00	(a)	0.01
Net realized and unrealized gain	6.50		1.28		0.95		4.54		6.25
Total from investment operations	6.48		1.34		0.97		4.54		6.26
Less distributions to shareholders:
Net investment income	—		(0.11)		(0.01)		—		(0.02)
Net realized gains	(6.10)		(4.57)		(0.31)		—		—
Tax return of capital	—		—		—		—		(0.01)
Total distributions to shareholders	(6.10)		(4.68)		(0.32)		—		(0.03)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$21.22		$20.84		$24.18		$23.53		$18.99
Total return	34.77%		6.84%		4.26%		23.91%		49.12%
Ratios to average net assets(b)
Total gross expenses	1.21	%(c)	1.34%		1.36%		1.30	%(c)	1.31	%(c)
Total net expenses(d)	1.21	%(c)(e)	1.29	%(e)	1.36	%(e)	1.30	%(c)(e)	1.30	%(c)(e)
Net investment income (loss)	(0.07%)		0.28%		0.09%		0.01%		0.03%
Supplemental data
Net assets, end of period (in thousands)	$598,791		$932,546		$1,137,240		$1,370,199		$1,599,661
Portfolio turnover	95%		76%		90%		77%		77%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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16

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$18.35		$21.88		$21.48		$17.46		$11.80
Income from investment operations:
Net investment loss	(0.16)		(0.09)		(0.15)		(0.14)		(0.11)
Net realized and unrealized gain	5.61		1.13		0.86		4.16		5.77
Total from investment operations	5.45		1.04		0.71		4.02		5.66
Less distributions to shareholders:
Net realized gains	(5.96)		(4.57)		(0.31)		—		—
Tax return of capital	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(5.96)		(4.57)		(0.31)		—		(0.00	)(a)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$17.84		$18.35		$21.88		$21.48		$17.46
Total return	33.71%		6.09%		3.44%		23.02%		48.02%
Ratios to average net assets(b)
Total gross expenses	1.96	%(c)	2.09%		2.12%		2.05	%(c)	2.06	%(c)
Total net expenses(d)	1.96	%(c)(e)	2.04	%(e)	2.12	%(e)	2.05	%(c)(e)	2.05	%(c)(e)
Net investment loss	(0.84%)		(0.46%)		(0.70%)		(0.74%)		(0.72%)
Supplemental data
Net assets, end of period (in thousands)	$10,640		$14,818		$23,745		$45,196		$62,935
Portfolio turnover	95%		76%		90%		77%		77%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$18.42		$21.96		$21.55		$17.52		$11.84
Income from investment operations:
Net investment loss	(0.16)		(0.10)		(0.14)		(0.14)		(0.11)
Net realized and unrealized gain	5.64		1.13		0.86		4.17		5.79
Total from investment operations	5.48		1.03		0.72		4.03		5.68
Less distributions to shareholders:
Net realized gains	(5.96)		(4.57)		(0.31)		—		—
Tax return of capital	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(5.96)		(4.57)		(0.31)		—		(0.00	)(a)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$17.94		$18.42		$21.96		$21.55		$17.52
Total return	33.75%		6.02%		3.47%		23.00%		48.02%
Ratios to average net assets(b)
Total gross expenses	1.96	%(c)	2.09%		2.11%		2.05	%(c)	2.06	%(c)
Total net expenses(d)	1.96	%(c)(e)	2.04	%(e)	2.11	%(e)	2.05	%(c)(e)	2.05	%(c)(e)
Net investment loss	(0.85%)		(0.47%)		(0.66%)		(0.73%)		(0.72%)
Supplemental data
Net assets, end of period (in thousands)	$246,747		$225,678		$262,048		$304,857		$298,344
Portfolio turnover	95%		76%		90%		77%		77%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

				Year Ended		Year Ended
	Year Ended February 28,			February 29,		February 28,
Class I	2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$21.53		$24.81	$24.04		$20.59
Income from investment operations:
Net investment income	0.09		0.17	0.10		0.00	(b)
Net realized and unrealized gain	6.74		1.32	1.07		3.52
Total from investment operations	6.83		1.49	1.17		3.52
Less distributions to shareholders:
Net investment income	—		(0.20)	(0.09)		(0.07)
Net realized gains	(6.18)		(4.57)	(0.31)		—
Total distributions to shareholders	(6.18)		(4.77)	(0.40)		(0.07)
Net asset value, end of period	$22.18		$21.53	$24.81		$24.04
Total return	35.39%		7.29%	5.04%		17.09%
Ratios to average net assets(c)
Total gross expenses	0.73	%(d)	0.88%	0.91%		0.89	%(e)
Total net expenses(f)	0.73	%(d)	0.86%	0.91	%(g)	0.89	%(e)(g)
Net investment income	0.40%		0.71%	0.44%		0.00	%(b)(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$3	$3		$28,852
Portfolio turnover	95%		76%	90%		77%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$21.72		$22.72
Income from investment operations:
Net investment income	0.00	(b)	0.01
Net realized and unrealized gain	6.84		2.25
Total from investment operations	6.84		2.26
Less distributions to shareholders:
Net investment income	—		(0.18)
Net realized gains	(6.14)		(3.08)
Total distributions to shareholders	(6.14)		(3.26)
Net asset value, end of period	$22.42		$21.72
Total return	35.07%		10.88%
Ratios to average net assets(c)
Total gross expenses	0.97	%(d)	1.03	%(e)
Total net expenses(f)	0.97	%(d)(g)	0.99	%(e)
Net investment income	0.02%		0.18	%(e)
Supplemental data
Net assets, end of period (in thousands)	$5,255		$2
Portfolio turnover	95%		76%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$25.48
Income from investment operations:
Net investment income	(0.00	)(b)
Net realized and unrealized gain	1.77
Total from investment operations	1.77
Less distributions to shareholders:
Net realized gains	(4.76)
Total distributions to shareholders	(4.76)
Net asset value, end of period	$22.49
Total return	8.59%
Ratios to average net assets(c)
Total gross expenses	0.81	%(d)(e)
Total net expenses(f)	0.81	%(d)(e)
Net investment loss	(0.02	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$6,220
Portfolio turnover	95%

Notes to Financial Highlights

(a)  For the period from December 11, 2013 (commencement of operations) to February 28, 2014.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$21.44		$24.73		$24.05		$19.39		$13.02
Income from investment operations:
Net investment income	0.04		0.13		0.08		0.06		0.05
Net realized and unrealized gain	6.70		1.31		0.97		4.64		6.39
Total from investment operations	6.74		1.44		1.05		4.70		6.44
Less distributions to shareholders:
Net investment income	—		(0.16)		(0.06)		(0.04)		(0.05)
Net realized gains	(6.14)		(4.57)		(0.31)		—		—
Tax return of capital	—		—		—		—		(0.02)
Total distributions to shareholders	(6.14)		(4.73)		(0.37)		(0.04)		(0.07)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$22.04		$21.44		$24.73		$24.05		$19.39
Total return	35.08%		7.12%		4.51%		24.23%		49.53%
Ratios to average net assets(b)
Total gross expenses	0.96	%(c)	1.09%		1.11%		1.05	%(c)	1.06	%(c)
Total net expenses(d)	0.96	%(c)(e)	1.04	%(e)	1.11	%(e)	1.05	%(c)(e)	1.05	%(c)(e)
Net investment income	0.16%		0.55%		0.34%		0.28%		0.28%
Supplemental data
Net assets, end of period (in thousands)	$289,882		$404,071		$1,028,756		$1,101,015		$995,452
Portfolio turnover	95%		76%		90%		77%		77%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Marsico Focused Equities Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Marsico Focused Equities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on December 11, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the

Annual Report 2014
23

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2014

current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2014
24

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2014

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.67% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $4,660.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for

Annual Report 2014
25

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2014

services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.21
Class R5*	0.05
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $3,952.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $223,410 for Class A, $4,833 for Class B and $5,299 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014		Prior to July 1, 2013
Class A	1.24%		1.25%
Class B	1.99		2.00
Class C	1.99		2.00
Class I	0.84		0.84
Class R4	0.99		1.00
Class R5	0.89	*	—
Class Z	0.99		1.00

*Annual rate is contractual from December 11, 2013 (the commencement of operations of Class R5 shares) through June 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2014
26

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2014

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$4,286,410
Accumulated net realized gain	(71,322,553)
Paid-in capital	67,036,143

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$46,585,152	$30,660,079
Long-term capital gains	271,765,200	315,182,072
Total	$318,350,352	$345,842,151

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,238,254
Undistributed accumulated long-term gain	78,710,131
Unrealized appreciation	364,796,638

At February 28, 2014, the cost of investments for federal income tax purposes was $817,920,302 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$368,839,042
Unrealized depreciation	(4,042,404)
Net unrealized appreciation	$364,796,638

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However,

management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,228,274,308 and $2,034,947,840, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 34.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

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27

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2014

For the year ended February 28, 2014, the average daily loan balance outstanding on days when borrowing existed was $11,936,842 at a weighted average interest rate of 1.17%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased

Annual Report 2014
28

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2014

fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
29

Columbia Marsico Focused Equities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

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30

Columbia Marsico Focused Equities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	23.96%
Dividends Received Deduction	20.71%
Capital Gain Dividend	$327,888,840

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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Columbia Marsico Focused Equities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

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Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt
Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

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Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

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Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

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Columbia Marsico Focused Equities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Marsico Focused Equities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN186_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Marsico Global Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Marsico Global Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Marsico Global Fund

Performance Overview

Performance Summary

>  Columbia Marsico Global Fund (the Fund) Class A shares returned 35.05% excluding sales charges for the 12-month period ended February 28, 2014.

>  The Fund significantly outperformed its benchmark, the MSCI All Country World Index (Net), which returned 18.16% for the same time period.

>  Sector allocation and stock selection in the consumer discretionary, health care, information technology, industrials and energy sectors aided relative results.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	Life
Class A	04/30/08
Excluding sales charges		35.05	24.48	7.05
Including sales charges		27.26	23.03	5.97
Class C	04/30/08
Excluding sales charges		34.01	23.55	6.26
Including sales charges		33.01	23.55	6.26
Class R	04/30/08	34.55	24.15	6.78
Class R4*	01/08/14	35.03	24.47	7.05
Class R5*	01/08/14	35.03	24.47	7.05
Class Z	04/30/08	35.32	24.78	7.31
MSCI All Country World Index (Net)		18.16	19.58	3.43

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Marsico Global Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2008 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Marsico Global Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 35.05% excluding sales charges. The Fund significantly outperformed its benchmark, the MSCI All Country World Index (Net), which returned 18.16% for the same time period. The Fund had more exposure than the benchmark to the strongest performing sectors of the market during the period. Strong stock selection also contributed to the Fund's results. Stock selection in consumer staples and certain retail holdings detracted from overall Fund performance.

Stocks Rose in a Favorable Market Environment

Despite a string of weak job gains at the end of 2013 — and a difficult winter, which affected job growth, construction activity and the housing market — the U.S. economy expanded at a respectable pace over the 12-month period that ended February 28, 2014. Pent-up demand, low mortgage rates and an improving labor market helped home sales advance, and foreclosure activity trended downward. After a brief pullback, manufacturing activity picked up midway through the period and remained solid. Businesses remained profitable and household finances were healthy, with lower debt loads and stronger credit conditions.

Even though a host of concerns weighed on investors, stock prices moved higher as central banks continued to pour liquidity into the financial markets. Investors shrugged off concerns regarding tax increases and enforced federal spending cuts, another showdown over the U.S. debt ceiling and the possibility of an attack on Syria. Midway through the period, the Federal Reserve's (the Fed's) talk about removing monetary support briefly dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Consumer Discretionary and Health Care Holdings Aided Results

The Fund's exposure to the consumer discretionary sector was nearly three times its weight in the benchmark. The allocation had a significantly positive effect on performance as consumer discretionary was one of the strongest performing sectors for the period. Stock selection within consumer discretionary was also strong, led by investments in automobile manufacturers and consumer service companies. Shares of luxury electric car manufacturer Tesla Motors rose and were a material contributor to performance. We sold Tesla Motors as it reached our internal price target. Within the consumer services industry, Potbelly and Starbucks performed well. Germany-based media company Kabel Deutschland Holding also contributed materially to results. All three stocks were sold during the period.

The Fund also benefited from an overweight allocation in health care, as it was the strongest performing sector within the benchmark during the reporting period. We favored pharmaceutical and biotechnology companies, attracted by the quality of the science they are using to treat diseases that were considered untreatable just a few years ago. We see a variety of emerging therapeutic pathways, and we believe we are in the early stages of a paradigm shift in disease treatment, in which highly-specialized compounds are developed to treat specific genetic targets. In this regard, Gilead Sciences and Biogen Idec were strong performers. Gilead Sciences is a world leader in therapeutics for viral diseases.

Portfolio Management

Marsico Capital Management, LLC

James Gendelman

Thomas Marsico

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investment Risks

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, and other monetary and political risks associated with political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
4

Columbia Marsico Global Fund

Manager Discussion of Fund Performance (continued)

We believe the company may be likely to experience increased growth with the upcoming launch of a new drug franchise for Hepatitis C. Biogen Idec is the leader in developing treatments for multiple sclerosis (MS). During the period, the company received Food & Drug Administration approval for Tecfidera, the first oral medication that could allow thousands of MS patients to stop taking drugs by needle or intravenously.

Several of the Fund's Internet services and e-commerce holdings posted strong returns, including Russian e-commerce payment service provider QIWI, Google and Facebook. We sold QIWI prior to period-end. Within the industrials sector, Lockheed Martin and Precision Castparts posted stock price gains and were sold.

The Fund was also aided by stock selection and an underweight allocation to the energy sector, which was a relatively poor performing sector of the benchmark. The Fund also benefited from underweight allocations to the materials, consumer staples and financials sectors.

Active currency management is not a central facet of the investment process, but fluctuations in major world currencies can affect performance. In this period, the Fund had no exposure to securities denominated in the Japanese yen, the Australian dollar and the Brazilian real. This positioning aided performance because all three currencies weakened during the period.

Few Disappointments

Stock selection in the consumer staples sector detracted from relative performance. Brewer Anheuser-Busch InBev posted a negative return early in the reporting period as one of the company's core markets, Brazil, experienced weakness and was sold. Within the retailing industry, Hermes posted a negative return as concerns regarding slower global growth weighed on luxury goods providers. Auto parts provider LKQ posted a negative return and was sold. During the period, we increased the Fund's allocations to the information technology, materials, consumer discretionary and energy sectors. We reduced the Fund's allocations to financials, consumer staples and health care. Fund repositioning contributed to modestly higher cash levels at times throughout the period, and this uninvested cash weighed on performance as the equity market rose.

Looking Ahead

We believe we are currently in a period of low inflation and modest economic growth. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth may be positioned to outperform their peers. These are the characteristics we seek to identify in holdings we select for the Fund. As of period-end, the Fund's largest sector allocations included consumer discretionary, information technology, industrials and health care. The Fund had no exposure to the financials, utilities or telecommunication services sectors.

Top Ten Holdings (%) (at February 28, 2014)
Wynn Macau Ltd. (Hong Kong)	5.6
Canadian Pacific Railway Ltd. (Canada)	5.1
priceline.com, Inc. (United States)	4.5
Google, Inc., Class A (United States)	4.4
Gilead Sciences, Inc. (United States)	4.3
Biogen Idec, Inc. (United States)	3.9
Facebook, Inc., Class A (United States)	3.6
TJX Companies, Inc. (The) (United States)	3.6
Salesforce.com, Inc. (United States)	3.5
Roche Holding AG, Genusschein Shares (Switzerland)	3.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 28, 2014)
Canada	6.4
France	7.5
Germany	1.8
Hong Kong	5.4
India	2.1
Italy	2.2
Mexico	3.0
Netherlands	2.5
Switzerland	3.3
United Kingdom	6.2
United States(a)	59.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2014
5

Columbia Marsico Global Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2014)
Aerospace & Defense	9.3
Automobiles	3.9
Biotechnology	7.9
Chemicals	6.2
Commercial Services & Supplies	1.7
Energy Equipment & Services	2.7
Food & Staples Retailing	2.7
Food Products	0.8
Health Care Equipment & Supplies	1.5
Hotels, Restaurants & Leisure	13.7
Internet & Catalog Retail	4.4
Internet Software & Services	8.8
IT Services	3.0
Media	4.7
Oil, Gas & Consumable Fuels	2.8
Pharmaceuticals	4.8
Road & Rail	4.9
Semiconductors & Semiconductor Equipment	2.5
Software	3.4
Specialty Retail	3.5
Textiles, Apparel & Luxury Goods	4.2
Money Market Funds	2.8
Total	100.2

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2014
6

Columbia Marsico Global Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,196.30		1,017.45	8.21		7.54	1.50
Class C	1,000.00	1,000.00	1,191.60		1,013.71	12.29		11.30	2.25
Class R	1,000.00	1,000.00	1,194.80		1,016.21	9.58		8.80	1.75
Class R4	1,000.00	1,000.00	1,015.80	*	1,018.70	1.73	*	6.29	1.25	*
Class R5	1,000.00	1,000.00	1,015.80	*	1,018.95	1.66	*	6.04	1.20	*
Class Z	1,000.00	1,000.00	1,197.80		1,018.70	6.85		6.29	1.25

*For the period January 8, 2014 through February 28, 2014. Class R4 and Class R5 shares commenced operations on January 8, 2014.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia Marsico Global Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.4%

Issuer	Shares	Value ($)
Canada 6.4%
Canadian Pacific Railway Ltd.	15,900	2,494,920
Novadaq Technologies, Inc.(a)	36,123	736,909
Total		3,231,829
France 7.5%
Hermes International	2,975	958,843
Safran SA	21,734	1,530,272
Zodiac Aerospace	37,452	1,322,617
Total		3,811,732
Germany 1.8%
Bayerische Motoren Werke AG	7,812	907,921
Hong Kong 5.4%
Wynn Macau Ltd.	569,200	2,747,611
India 2.1%
Tata Motors Ltd., ADR	29,869	1,041,831
Italy 2.3%
Luxottica Group, SpA, ADR	20,561	1,142,986
Mexico 3.0%
Alsea SAB de CV	483,900	1,499,786
Netherlands 2.5%
ASML Holding NV	14,532	1,251,786
Switzerland 3.3%
Roche Holding AG, Genusschein Shares	5,485	1,692,586
United Kingdom 6.2%
British Sky Broadcasting Group PLC	79,289	1,248,070
Domino's Pizza Group PLC	139,305	1,303,998
Rolls-Royce Holdings PLC	34,469	576,624
Total		3,128,692
United States 56.9%
Biogen Idec, Inc.(a)	5,626	1,916,666
Continental Resources, Inc.(a)	11,958	1,429,220

Common Stocks (continued)

Issuer	Shares	Value ($)
Facebook, Inc., Class A(a)	26,071	1,784,821
General Dynamics Corp.	11,487	1,258,286
Gilead Sciences, Inc.(a)	25,344	2,098,230
Google, Inc., Class A(a)	1,790	2,176,013
Green Mountain Coffee Roasters, Inc.	3,877	425,617
Monsanto Co.	15,309	1,684,296
Pacira Pharmaceuticals, Inc.(a)	9,418	736,864
priceline.com, Inc.(a)	1,648	2,222,888
Pricesmart, Inc.	13,510	1,374,372
Salesforce.com, Inc.(a)	27,459	1,712,618
Schlumberger Ltd.	14,818	1,378,074
Sherwin-Williams Co. (The)	7,119	1,427,217
Starwood Hotels & Resorts Worldwide, Inc.	16,943	1,397,120
TJX Companies, Inc. (The)	28,522	1,752,962
Tyco International Ltd.	20,442	862,244
Visa, Inc., Class A	6,770	1,529,614
Walt Disney Co. (The)	14,017	1,132,714
Yahoo!, Inc.(a)	12,611	487,667
Total		28,787,503
Total Common Stocks (Cost: $43,519,196)		49,244,263

Money Market Funds 2.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	1,435,339	1,435,339
Total Money Market Funds (Cost: $1,435,339)		1,435,339
Total Investments (Cost: $44,954,535)		50,679,602
Other Assets & Liabilities, Net		(122,766)
Net Assets		50,556,836

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Marsico Global Fund

Portfolio of Investments (continued)

February 28, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,904,236	30,969,831	(31,438,728)	1,435,339	2,575	1,435,339

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Marsico Global Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	10,190,287	7,166,443	—	17,356,730
Consumer Staples	1,799,989	—	—	1,799,989
Energy	2,807,294	—	—	2,807,294
Health Care	5,488,669	1,692,586	—	7,181,255
Industrials	4,615,450	3,429,512	—	8,044,962
Information Technology	8,942,520	—	—	8,942,520
Materials	3,111,513	—	—	3,111,513
Total Equity Securities	36,955,722	12,288,541	—	49,244,263
Mutual Funds
Money Market Funds	1,435,339	—	—	1,435,339
Total Mutual Funds	1,435,339	—	—	1,435,339
Total	38,391,061	12,288,541	—	50,679,602

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Marsico Global Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $43,519,196)	$49,244,263
Affiliated issuers (identified cost $1,435,339)	1,435,339
Total investments (identified cost $44,954,535)	50,679,602
Receivable for:
Investments sold	2,785,937
Capital shares sold	260,070
Dividends	17,836
Reclaims	16,967
Prepaid expenses	1,079
Other assets	24,097
Total assets	53,785,588
Liabilities
Foreign currency (cost $1,008)	1,012
Payable for:
Investments purchased	3,036,375
Capital shares purchased	117,174
Investment management fees	1,086
Distribution and/or service fees	410
Transfer agent fees	5,548
Administration fees	110
Compensation of board members	29,217
Expense reimbursement due to Investment Manager	6
Other expenses	37,814
Total liabilities	3,228,752
Net assets applicable to outstanding capital stock	$50,556,836
Represented by
Paid-in capital	$41,116,170
Excess of distributions over net investment income	(29,293)
Accumulated net realized gain	3,743,268
Unrealized appreciation (depreciation) on:
Investments	5,725,067
Foreign currency translations	1,624
Total — representing net assets applicable to outstanding capital stock	$50,556,836

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Marsico Global Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$25,902,154
Shares outstanding	1,843,816
Net asset value per share	$14.05
Maximum offering price per share(a)	$14.91
Class C
Net assets	$7,422,987
Shares outstanding	543,041
Net asset value per share	$13.67
Class R
Net assets	$2,352,539
Shares outstanding	168,970
Net asset value per share	$13.92
Class R4
Net assets	$1,482,054
Shares outstanding	104,565
Net asset value per share	$14.17
Class R5
Net assets	$2,540
Shares outstanding	179
Net asset value per share(b)	$14.17
Class Z
Net assets	$13,394,562
Shares outstanding	945,104
Net asset value per share	$14.17

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Marsico Global Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$343,119
Dividends — affiliated issuers	2,575
Foreign taxes withheld	(23,934)
Total income	321,760
Expenses:
Investment management fees	252,327
Distribution and/or service fees
Class A	44,502
Class C	38,963
Class R	10,046
Transfer agent fees
Class A	26,320
Class C	5,793
Class R	2,945
Class R4(a)	193
Class Z	12,105
Administration fees	25,552
Compensation of board members	15,081
Custodian fees	5,425
Printing and postage fees	24,750
Registration fees	57,239
Professional fees	44,382
Other	21,848
Total expenses	587,471
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(90,302)
Total net expenses	497,169
Net investment loss	(175,409)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,703,301
Foreign currency translations	1,355
Net realized gain	5,704,656
Net change in unrealized appreciation (depreciation) on:
Investments	3,787,829
Foreign currency translations	1,675
Net change in unrealized appreciation (depreciation)	3,789,504
Net realized and unrealized gain	9,494,160
Net increase in net assets resulting from operations	$9,318,751

(a) For the period from January 8, 2014 (commencement of operations) to February 28, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Marsico Global Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013
Operations
Net investment loss	$(175,409)	$(63,521)
Net realized gain	5,704,656	1,110,715
Net change in unrealized appreciation (depreciation)	3,789,504	444,035
Net increase in net assets resulting from operations	9,318,751	1,491,229
Distributions to shareholders
Net realized gains
Class A	(804,813)	—
Class C	(166,058)	—
Class R	(75,117)	—
Class Z	(397,428)	—
Total distributions to shareholders	(1,443,416)	—
Increase (decrease) in net assets from capital stock activity	23,577,435	9,181,802
Total increase in net assets	31,452,770	10,673,031
Net assets at beginning of year	19,104,066	8,431,035
Net assets at end of year	$50,556,836	$19,104,066
Excess of distributions over net investment income	$(29,293)	$(54,091)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Marsico Global Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014(a)		Year Ended February 28, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,049,052	13,400,823	839,765	8,497,513
Distributions reinvested	51,041	694,671	—	—
Redemptions	(240,126)	(3,170,487)	(245,776)	(2,456,822)
Net increase	859,967	10,925,007	593,989	6,040,691
Class C shares
Subscriptions	310,059	4,080,661	65,211	638,876
Distributions reinvested	7,590	100,724	—	—
Redemptions	(20,590)	(243,674)	(30,288)	(302,304)
Net increase	297,059	3,937,711	34,923	336,572
Class R shares
Subscriptions	16,140	207,063	30,075	313,224
Distributions reinvested	1,391	18,775	—	—
Redemptions	(2,417)	(32,052)	(3)	(35)
Net increase	15,114	193,786	30,072	313,189
Class R4 shares
Subscriptions	106,637	1,420,629	—	—
Redemptions	(2,072)	(28,099)	—	—
Net increase	104,565	1,392,530	—	—
Class R5 shares
Subscriptions	179	2,500	—	—
Net increase	179	2,500	—	—
Class Z shares
Subscriptions	584,378	7,509,466	284,021	2,898,398
Distributions reinvested	15,635	214,665	—	—
Redemptions	(46,964)	(598,230)	(39,285)	(407,048)
Net increase	553,049	7,125,901	244,736	2,491,350
Total net increase	1,829,933	23,577,435	903,720	9,181,802

(a) Class R4 and Class R5 shares are for the period from January 8, 2014 (commencement of operations) to February 28, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Marsico Global Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,	Year Ended February 28,
Class A	2014	2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$10.78	$9.71	$10.16	$7.85		$4.98
Income from investment operations:
Net investment loss	(0.06)	(0.04)	(0.05)	(0.05)		(0.03)
Net realized and unrealized gain (loss)	3.82	1.11	(0.28)	2.42		2.93
Total from investment operations	3.76	1.07	(0.33)	2.37		2.90
Less distributions to shareholders:
Net investment income	—	—	(0.01)	(0.06)		(0.03)
Net realized gains	(0.49)	—	(0.10)	—		—
Tax return of capital	—	—	(0.01)	—		—
Total distributions to shareholders	(0.49)	—	(0.12)	(0.06)		(0.03)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—		0.00	(a)
Net asset value, end of period	$14.05	$10.78	$9.71	$10.16		$7.85
Total return	35.05%	11.02%	(3.27%)	30.23%		58.22%
Ratios to average net assets(b)
Total gross expenses	1.80%	2.18%	3.58%	5.38%		5.44%
Total net expenses(c)	1.51%	1.57%	1.60%	1.60	%(d)	1.60	%(d)
Net investment loss	(0.50%)	(0.41%)	(0.50%)	(0.59%)		(0.42%)
Supplemental data
Net assets, end of period (in thousands)	$25,902	$10,610	$3,786	$3,343		$1,990
Portfolio turnover	149%	98%	112%	104%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Marsico Global Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2014	2013	2012		2011		2010
Per share data
Net asset value, beginning of period	$10.51	$9.53	$10.04		$7.78		$4.95
Income from investment operations:
Net investment loss	(0.15)	(0.11)	(0.11)		(0.12)		(0.08)
Net realized and unrealized gain (loss)	3.71	1.09	(0.30)		2.39		2.91
Total from investment operations	3.56	0.98	(0.41)		2.27		2.83
Less distributions to shareholders:
Net investment income	—	—	(0.00	)(a)	(0.01)		—
Net realized gains	(0.40)	—	(0.10)		—		—
Tax return of capital	—	—	(0.00	)(a)	—		—
Total distributions to shareholders	(0.40)	—	(0.10)		(0.01)		—
Redemption fees:
Redemption fees added to paid-in capital	—	—	—		—		0.00	(a)
Net asset value, end of period	$13.67	$10.51	$9.53		$10.04		$7.78
Total return	34.01%	10.28%	(4.04%)		29.14%		57.17%
Ratios to average net assets(b)
Total gross expenses	2.54%	3.03%	4.32%		6.13%		6.19%
Total net expenses(c)	2.26%	2.32%	2.35%		2.35	%(d)	2.35	%(d)
Net investment loss	(1.24%)	(1.10%)	(1.25%)		(1.33%)		(1.15%)
Supplemental data
Net assets, end of period (in thousands)	$7,423	$2,586	$2,012		$2,051		$1,426
Portfolio turnover	149%	98%	112%		104%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Marsico Global Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2014	2013	2012		2011		2010
Per share data
Net asset value, beginning of period	$10.70	$9.65	$10.13		$7.83		$4.97
Income from investment operations:
Net investment loss	(0.09)	(0.06)	(0.07)		(0.07)		(0.05)
Net realized and unrealized gain (loss)	3.77	1.11	(0.30)		2.41		2.93
Total from investment operations	3.68	1.05	(0.37)		2.34		2.88
Less distributions to shareholders:
Net investment income	—	—	(0.00	)(a)	(0.04)		(0.02)
Net realized gains	(0.46)	—	(0.10)		—		—
Tax return of capital	—	—	(0.01)		—		—
Total distributions to shareholders	(0.46)	—	(0.11)		(0.04)		(0.02)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—		—		0.00	(a)
Net asset value, end of period	$13.92	$10.70	$9.65		$10.13		$7.83
Total return	34.55%	10.88%	(3.62%)		29.94%		57.86%
Ratios to average net assets(b)
Total gross expenses	2.06%	2.53%	3.82%		5.63%		5.69%
Total net expenses(c)	1.77%	1.82%	1.85%		1.85	%(d)	1.85	%(d)
Net investment loss	(0.69%)	(0.61%)	(0.75%)		(0.82%)		(0.62%)
Supplemental data
Net assets, end of period (in thousands)	$2,353	$1,645	$1,195		$1,245		$984
Portfolio turnover	149%	98%	112%		104%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Marsico Global Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$13.95
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.23
Total from investment operations	0.22
Net asset value, end of period	$14.17
Total return	1.58%
Ratios to average net assets(b)
Total gross expenses	1.47	%(c)
Total net expenses(d)	1.25	%(c)
Net investment loss	(0.33	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,482
Portfolio turnover	149%

Notes to Financial Highlights

(a)  For the period from January 8, 2014 (commencement of operations) to February 28, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Marsico Global Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$13.95
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.23
Total from investment operations	0.22
Net asset value, end of period	$14.17
Total return	1.58%
Ratios to average net assets(b)
Total gross expenses	1.38	%(c)
Total net expenses(d)	1.20	%(c)
Net investment loss	(0.37	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	149%

Notes to Financial Highlights

(a)  For the period from January 8, 2014 (commencement of operations) to February 28, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Marsico Global Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,	Year Ended February 28,
Class Z	2014	2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$10.87	$9.76	$10.20	$7.88		$4.99
Income from investment operations:
Net investment loss	(0.04)	(0.02)	(0.02)	(0.03)		(0.01)
Net realized and unrealized gain (loss)	3.86	1.13	(0.30)	2.43		2.94
Total from investment operations	3.82	1.11	(0.32)	2.40		2.93
Less distributions to shareholders:
Net investment income	—	—	(0.01)	(0.08)		(0.04)
Net realized gains	(0.52)	—	(0.10)	—		—
Tax return of capital	—	—	(0.01)	—		—
Total distributions to shareholders	(0.52)	—	(0.12)	(0.08)		(0.04)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—		0.00	(a)
Net asset value, end of period	$14.17	$10.87	$9.76	$10.20		$7.88
Total return	35.32%	11.37%	(3.12%)	30.47%		58.79%
Ratios to average net assets(b)
Total gross expenses	1.54%	1.88%	3.32%	5.13%		5.19%
Total net expenses(c)	1.26%	1.32%	1.35%	1.35	%(d)	1.35	%(d)
Net investment loss	(0.29%)	(0.19%)	(0.25%)	(0.33%)		(0.13%)
Supplemental data
Net assets, end of period (in thousands)	$13,395	$4,263	$1,438	$1,557		$1,136
Portfolio turnover	149%	98%	112%	104%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Marsico Global Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Marsico Global Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on January 8, 2014.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on January 8, 2014.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2014
22

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2014

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2014
23

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2014

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.79% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $1,494.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class C	0.15
Class R	0.15
Class R4*	0.16
Class R5*	0.05
Class Z	0.15

*Annualized.

Annual Report 2014
24

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2014

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $77,717 for Class A and $115 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014		Prior to July 1, 2013
Class A	1.50%		1.56%
Class C	2.25		2.31
Class R	1.75		1.81
Class R4	1.25	*	—
Class R5	1.20	*	—
Class Z	1.25		1.31

*Annual rate is contractual from January 8, 2014 (the commencement of operations of each share class) through December 31, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$200,207
Accumulated net realized gain	(200,206)
Paid-in capital	(1)

Annual Report 2014
25

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2014

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended February 28, 2014	Year Ended February 28, 2013
Ordinary income	$765,372	$—
Long-term capital gains	678,044	—
Total	$1,443,416	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,608,339
Undistributed accumulated long-term gain	2,140,184
Unrealized appreciation	5,719,812

At February 28, 2014, the cost of investments for federal income tax purposes was $44,959,790 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,931,998
Unrealized depreciation	(212,186)
Net unrealized appreciation	$5,719,812

For the year ended February 28, 2014, $311,493 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $67,517,433 and $44,647,030, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds.

The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, three unaffiliated shareholder accounts owned an aggregate of 46.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 39.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer

Annual Report 2014
26

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2014

discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
27

Columbia Marsico Global Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico Global Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Global Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
28

Columbia Marsico Global Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	36.71%
Dividends Received Deduction	16.37%
Capital Gain Dividend	$2,959,139

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
29

Columbia Marsico Global Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
30

Columbia Marsico Global Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
31

Columbia Marsico Global Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt
Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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32

Columbia Marsico Global Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

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33

Columbia Marsico Global Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
34

Columbia Marsico Global Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
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Annual Report 2014
36

Columbia Marsico Global Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Columbia Marsico Global Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN187_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Marsico International Opportunities Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Marsico International Opportunities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Marsico International Opportunities Fund

Performance Overview

Performance Summary

>  Columbia Marsico International Opportunities Fund (the Fund) Class A shares returned 14.80% excluding sales charges for the 12-month period ended February 28, 2014.

>  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 19.28% for the same time period.

>  Stock selection in the consumer staples, financials, information technology, industrials and health care sectors accounted for much of the Fund's shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	08/01/00
Excluding sales charges		14.80	16.35	5.88
Including sales charges		8.23	14.98	5.25
Class B	08/01/00
Excluding sales charges		13.89	15.49	5.09
Including sales charges		8.89	15.26	5.09
Class C	08/01/00
Excluding sales charges		13.89	15.45	5.08
Including sales charges		12.89	15.45	5.08
Class I*	09/27/10	15.18	16.80	6.08
Class R*	01/23/06	14.51	16.08	5.62
Class R4*	11/08/12	15.04	16.42	5.91
Class Z	08/01/00	14.94	16.65	6.13
MSCI EAFE Index (Net)		19.28	17.60	6.66

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2014
2

Columbia Marsico International Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Marsico International Opportunities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 14.80% excluding sales charges. The Fund's benchmark, the MSCI EAFE Index (Net), returned 19.28% for the same time period. Stock selection in the consumer staples, financials, information technology, industrials and health care sectors accounted for much of the Fund's shortfall relative to the benchmark. An underweight relative to the benchmark in the strong-performing telecommunication services sector also detracted from relative results. Stock selection in, and an overweight to, the consumer discretionary sector aided performance, as did an overweight in information technology and an underweight in materials, the weakest performing sector in the benchmark.

Stocks Rose in a Favorable Market Environment

Despite a string of weak job gains at the end of 2013 — and a difficult winter, which affected job growth, construction activity and the housing market — the U.S. economy expanded at a respectable pace over the 12-month period that ended February 28, 2014. Pent-up demand, low mortgage rates and an improving labor market helped home sales advance, and foreclosure activity trended downward. After a brief pullback, manufacturing activity picked up midway through the period and remained solid. Businesses remained profitable and household finances were healthy, with lower debt loads and stronger credit conditions.

Even though a host of concerns weighed on investors, stock prices moved higher as central banks continued to pour liquidity into the financial markets. Investors shrugged off concerns regarding tax increases and enforced federal spending cuts, another showdown over the U.S. debt ceiling and the possibility of an attack on Syria. Midway through the period, the Federal Reserve's (the Fed's) talk about removing monetary support briefly dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Disappointments in Consumer Staples, Financials, Technology and Health Care

Stock selection in the consumer staples sector detracted from relative performance. Premium spirits firm Remy Cointreau posted a negative return as sales in China, a key market for the company's cognac, slowed, and we sold the stock. Jeronimo Martins, a grocer, suffered margin pressures as competition in Poland increased.

Stock selection in the financials sector also detracted from results. Brazilian real estate company BR Malls Participacoes posted a double-digit decline prior to being sold. Banks BNP Paribas and Mizuho Financial also posted negative returns and were sold.

Pharmaceutical holdings Shire and GlaxoSmithKline posted weak returns and were sold in favor of investments in which we have higher conviction. Athletic apparel company lululemon athletica declined sharply prior to being sold from the Fund and was a significant detractor from performance. The firm faced several challenges during the period, including quality control and the resignation of its CEO. An underweight in telecommunication services also hurt results, as the sector was the strongest performer in the benchmark.

Portfolio Management

Marsico Capital Management, LLC

James Gendelman

Munish Malhotra, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Roche Holding AG, Genusschein Shares (Switzerland)	4.8
Liberty Global PLC, Series C (United Kingdom)	4.6
Canadian Pacific Railway Ltd. (Canada)	4.6
Gilead Sciences, Inc. (United States)	4.5
ASML Holding NV (Netherlands)	4.2
Cie Financiere Richemont SA, Class A, Registered Shares (Switzerland)	4.0
Naspers Ltd., Class N (South Africa)	3.7
Sands China Ltd. (Hong Kong)	3.3
ARM Holdings PLC (United Kingdom)	3.3
AIA Group Ltd. (Hong Kong)	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Marsico International Opportunities Fund

Manager Discussion of Fund Performance (continued)

Consumer Discretionary a Positive Contributor to Results

Stock selection and an overweight allocation to the consumer discretionary sector were primary positive contributors to results. The sector was a strong performer within the benchmark, and the Fund benefited from its above-benchmark exposure. Rakuten, a Japan-based e-commerce company, posted a strong return as consumer spending improved. Among the Fund's media holdings, Naspers, Kabel Deutschland and Liberty Global all performed well. Kabel Deutschland was sold during the reporting period. In the information technology sector, Yandex, Russia's leading search engine, and payments processor Wirecard posted gains. Yandex's business grew as more Russian consumers adopted mobile technology. Wirecard benefited from growth in European ecommerce and electronic payments. An overweight in information technology and underweight in energy also added to results. Glencore Xtrata, a Switzerland-headquartered mining and commodity trading company, posted a double-digit positive return and was sold. Materials was the weakest performing sector of the benchmark and the Fund benefited from selling its few materials-related holdings prior to period-end.

Looking Ahead

We believe we are currently entering a period of low inflation and modest economic growth. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth may be positioned to outperform their peers. These are the characteristics we seek in holdings we select for the Fund.

During the period, the Fund increased its allocations to the consumer discretionary, information technology and health care sectors, while reducing exposure to the financials, consumer staples, materials and telecommunication services sectors. As of period-end, the Fund's largest sector allocations included consumer discretionary, information technology, industrials and health care. The Fund had no exposure to the materials, utilities or telecommunication services sectors.

Country Breakdown (%) (at February 28, 2014)
Canada	8.7
China	5.4
France	4.0
Germany	6.5
Hong Kong	6.1
India	1.9
Japan	7.3
Mexico	1.6
Netherlands	6.0
Philippines	0.5
Portugal	0.3
Russian Federation	1.5
South Africa	3.4
Switzerland	8.2
Taiwan	2.5
United Kingdom	14.3
United States(a)	21.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

International investing involves special risks, including foreign taxation, currency risks, risk associated with possible differences in financial standards and other monetary and political risks. Since the Fund maintains a relatively concentrated portfolio, it may be subject to greater risk than a fund that is more fully diversified. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Marsico International Opportunities Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2014)
Aerospace & Defense	4.1
Automobiles	3.9
Biotechnology	4.2
Capital Markets	1.4
Diversified Financial Services	1.4
Electrical Equipment	2.2
Electronic Equipment, Instruments & Components	1.5
Energy Equipment & Services	4.0
Food & Staples Retailing	0.8
Health Care Equipment & Supplies	1.4
Hotels, Restaurants & Leisure	7.0
Insurance	4.4
Internet & Catalog Retail	9.4
Internet Software & Services	6.2
IT Services	5.1
Media	10.0
Multiline Retail	2.1
Pharmaceuticals	4.5
Road & Rail	4.3
Semiconductors & Semiconductor Equipment	9.5
Textiles, Apparel & Luxury Goods	6.3
Money Market Funds	7.6
Total	101.3

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2014
6

Columbia Marsico International Opportunities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,107.20	1,017.95	7.35	7.04	1.40
Class B	1,000.00	1,000.00	1,102.90	1,014.21	11.27	10.80	2.15
Class C	1,000.00	1,000.00	1,101.90	1,014.21	11.27	10.80	2.15
Class I	1,000.00	1,000.00	1,108.70	1,020.14	5.05	4.84	0.96
Class R	1,000.00	1,000.00	1,105.60	1,016.70	8.66	8.30	1.65
Class R4	1,000.00	1,000.00	1,108.30	1,019.25	5.99	5.74	1.14
Class Z	1,000.00	1,000.00	1,108.10	1,019.20	6.04	5.79	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
7

Columbia Marsico International Opportunities Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 93.7%

Issuer	Shares	Value ($)
Canada 8.8%
Canadian Pacific Railway Ltd.	51,517	8,083,698
Dollarama, Inc.	49,805	3,883,917
IMAX Corp.(a)	74,699	1,998,198
Novadaq Technologies, Inc.(a)	134,529	2,744,392
Total		16,710,205
China 5.4%
Anton Oilfield Services Group Ltd.	2,784,000	1,929,633
Baidu, Inc., ADR(a)	24,871	4,251,200
Qunar Cayman Islands Ltd., ADR(a)	68,008	2,073,564
Youku Tudou, Inc., ADR(a)	62,394	2,070,857
Total		10,325,254
France 4.1%
Safran SA	55,215	3,887,640
Zodiac Aerospace	107,764	3,805,684
Total		7,693,324
Germany 6.6%
Adidas AG	41,213	4,801,205
Bayerische Motoren Werke AG	32,359	3,760,805
Wirecard AG	82,979	3,893,077
Total		12,455,087
Hong Kong 6.2%
AIA Group Ltd.	1,175,600	5,759,904
Sands China Ltd.	704,000	5,911,628
Total		11,671,532
India 1.9%
Tata Motors Ltd., ADR	101,920	3,554,970
Japan 7.4%
Japan Exchange Group, Inc.	110,500	2,636,451
Keyence Corp.	6,700	2,885,196
Rakuten, Inc.	313,900	4,512,540
Start Today Co., Ltd.	162,700	4,018,985
Total		14,053,172
Mexico 1.7%
Alsea SAB de CV	1,011,628	3,135,412
Netherlands 6.1%
ASML Holding NV	85,926	7,477,963

Common Stocks (continued)

Issuer	Shares	Value ($)
Sensata Technologies Holding NV(a)	101,119	4,109,476
Total		11,587,439
Philippines 0.5%
Puregold Price Club, Inc.	978,600	1,025,027
Portugal 0.3%
Jeronimo Martins SGPS SA	32,485	552,193
Russian Federation 1.5%
Yandex NV, Class A(a)	74,774	2,804,025
South Africa 3.4%
Naspers Ltd., Class N	53,949	6,506,896
Switzerland 8.3%
Cie Financiere Richemont SA, Class A, Registered Shares	71,252	7,096,845
Roche Holding AG, Genusschein Shares	27,703	8,548,714
Total		15,645,559
Taiwan 2.5%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	263,070	4,753,675
United Kingdom 14.5%
ARM Holdings PLC	342,040	5,784,911
ASOS PLC(a)	13,512	1,574,807
Domino's Pizza Group PLC	458,322	4,290,233
Hargreaves Lansdown PLC	115,874	2,710,696
Liberty Global PLC, Class C(a)	96,984	8,210,665
Rightmove PLC	48,555	2,240,030
St. James's Place PLC	176,857	2,591,366
Total		27,402,708
United States 14.5%
Gilead Sciences, Inc.(a)	97,282	8,053,977
MasterCard, Inc., Class A	73,554	5,716,617
priceline.com, Inc.(a)	4,105	5,536,988
Schlumberger Ltd.	60,821	5,656,353
Yahoo!, Inc.(a)	66,938	2,588,492
Total		27,552,427
Total Common Stocks (Cost: $143,547,986)		177,428,905

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Marsico International Opportunities Fund

Portfolio of Investments (continued)

February 28, 2014

Money Market Funds 7.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	14,356,974	14,356,974
Total Money Market Funds (Cost: $14,356,974)		14,356,974
Total Investments (Cost: $157,904,960)		191,785,879
Other Assets & Liabilities, Net		(2,463,077)
Net Assets		189,322,802

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,973,643	197,887,684	(193,504,353)	14,356,974	6,691	14,356,974

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Marsico International Opportunities Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Marsico International Opportunities Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	28,393,715	44,713,974	—	73,107,689
Consumer Staples	—	1,577,220	—	1,577,220
Energy	5,656,353	1,929,633	—	7,585,986
Financials	—	13,698,417	—	13,698,417
Health Care	10,798,369	8,548,714	—	19,347,083
Industrials	12,193,174	7,693,324	—	19,886,498
Information Technology	22,184,866	20,041,146	—	42,226,012
Total Equity Securities	79,226,477	98,202,428	—	177,428,905
Mutual Funds
Money Market Funds	14,356,974	—	—	14,356,974
Total Mutual Funds	14,356,974	—	—	14,356,974
Total	93,583,451	98,202,428	—	191,785,879

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Marsico International Opportunities Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $143,547,986)	$177,428,905
Affiliated issuers (identified cost $14,356,974)	14,356,974
Total investments (identified cost $157,904,960)	191,785,879
Receivable for:
Investments sold	8,398,213
Capital shares sold	184,681
Dividends	30,877
Reclaims	248,625
Prepaid expenses	1,083
Total assets	200,649,358
Liabilities
Payable for:
Investments purchased	11,033,466
Capital shares purchased	132,112
Investment management fees	4,077
Distribution and/or service fees	1,175
Transfer agent fees	24,400
Administration fees	413
Compensation of board members	80,510
Other expenses	50,403
Total liabilities	11,326,556
Net assets applicable to outstanding capital stock	$189,322,802
Represented by
Paid-in capital	$757,522,464
Undistributed net investment income	202,181
Accumulated net realized loss	(602,302,585)
Unrealized appreciation (depreciation) on:
Investments	33,880,919
Foreign currency translations	19,823
Total — representing net assets applicable to outstanding capital stock	$189,322,802

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Marsico International Opportunities Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$93,345,702
Shares outstanding	6,849,716
Net asset value per share	$13.63
Maximum offering price per share(a)	$14.46
Class B
Net assets	$3,816,188
Shares outstanding	301,790
Net asset value per share	$12.65
Class C
Net assets	$15,478,084
Shares outstanding	1,223,265
Net asset value per share	$12.65
Class I
Net assets	$3,149
Shares outstanding	224
Net asset value per share(b)	$14.08
Class R
Net assets	$960,375
Shares outstanding	71,098
Net asset value per share	$13.51
Class R4
Net assets	$230,088
Shares outstanding	16,410
Net asset value per share	$14.02
Class Z
Net assets	$75,489,216
Shares outstanding	5,413,653
Net asset value per share	$13.94

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Marsico International Opportunities Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$5,266,529
Dividends — affiliated issuers	6,691
Foreign taxes withheld	(574,685)
Total income	4,698,535
Expenses:
Investment management fees	1,990,750
Distribution and/or service fees
Class A	222,032
Class B	46,221
Class C	168,210
Class R	4,914
Transfer agent fees
Class A	151,961
Class B	7,980
Class C	28,967
Class R	1,691
Class R4	250
Class Z	250,858
Administration fees	201,595
Compensation of board members	27,015
Custodian fees	52,981
Printing and postage fees	40,392
Registration fees	56,881
Professional fees	45,047
Line of credit interest expense	4,976
Other	50,116
Total expenses	3,352,837
Expense reductions	(740)
Total net expenses	3,352,097
Net investment income	1,346,438
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	74,253,702
Foreign currency translations	(176,524)
Net realized gain	74,077,178
Net change in unrealized appreciation (depreciation) on:
Investments	(39,648,917)
Foreign currency translations	39,274
Net change in unrealized appreciation (depreciation)	(39,609,643)
Net realized and unrealized gain	34,467,535
Net increase in net assets resulting from operations	$35,813,973

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Marsico International Opportunities Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$1,346,438	$5,437,453
Net realized gain	74,077,178	57,600,993
Net change in unrealized appreciation (depreciation)	(39,609,643)	(41,675,364)
Net increase in net assets resulting from operations	35,813,973	21,363,082
Distributions to shareholders
Net investment income
Class A	(1,182,566)	—
Class B	(61,428)	—
Class C	(228,213)	—
Class I	(40)	—
Class R	(13,571)	—
Class R4	(2,043)	—
Class Z	(2,337,733)	—
Total distributions to shareholders	(3,825,594)	—
Increase (decrease) in net assets from capital stock activity	(208,664,068)	(247,398,822)
Total decrease in net assets	(176,675,689)	(226,035,740)
Net assets at beginning of year	365,998,491	592,034,231
Net assets at end of year	$189,322,802	$365,998,491
Undistributed net investment income	$202,181	$1,698,106

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Marsico International Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,126,356	14,523,089	1,016,881	11,285,228
Distributions reinvested	86,253	1,042,804	—	—
Redemptions	(1,500,126)	(19,205,047)	(2,754,250)	(30,480,105)
Net decrease	(287,517)	(3,639,154)	(1,737,369)	(19,194,877)
Class B shares
Subscriptions	9,326	114,197	2,689	27,821
Distributions reinvested	3,886	43,832	—	—
Redemptions(b)	(212,873)	(2,524,595)	(293,158)	(3,070,607)
Net decrease	(199,661)	(2,366,566)	(290,469)	(3,042,786)
Class C shares
Subscriptions	45,178	538,390	25,275	264,079
Distributions reinvested	15,745	177,765	—	—
Redemptions	(560,161)	(6,592,971)	(720,687)	(7,571,568)
Net decrease	(499,238)	(5,876,816)	(695,412)	(7,307,489)
Class R shares
Subscriptions	10,517	133,019	16,220	179,911
Distributions reinvested	1,125	13,513	—	—
Redemptions	(29,684)	(373,282)	(73,644)	(815,024)
Net decrease	(18,042)	(226,750)	(57,424)	(635,113)
Class R4 shares
Subscriptions	17,600	228,755	224	2,500
Distributions reinvested	161	2,003	—	—
Redemptions	(1,575)	(20,685)	—	—
Net increase	16,186	210,073	224	2,500
Class Z shares
Subscriptions	484,226	6,310,430	1,344,611	14,977,512
Distributions reinvested	72,625	896,915	—	—
Redemptions	(15,795,159)	(203,972,200)	(20,592,493)	(232,198,569)
Net decrease	(15,238,308)	(196,764,855)	(19,247,882)	(217,221,057)
Total net decrease	(16,226,580)	(208,664,068)	(22,028,332)	(247,398,822)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Marsico International Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.04		$11.24		$11.96		$10.00		$6.76
Income from investment operations:
Net investment income	0.02		0.12		0.01		0.05		0.05
Net realized and unrealized gain (loss)	1.74		0.68		(0.73)		2.08		3.44
Total from investment operations	1.76		0.80		(0.72)		2.13		3.49
Less distributions to shareholders:
Net investment income	(0.17)		—		—		(0.17)		(0.25)
Total distributions to shareholders	(0.17)		—		—		(0.17)		(0.25)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$13.63		$12.04		$11.24		$11.96		$10.00
Total return	14.80%		7.12%		(6.02%)		21.39%		51.97%
Ratios to average net assets(b)
Total gross expenses	1.41	%(c)	1.49	%(c)	1.53%		1.51	%(c)	1.47%
Total net expenses(d)	1.41	%(c)(e)	1.49	%(c)(e)	1.53	%(e)	1.51	%(c)(e)	1.47	%(e)
Net investment income	0.16%		1.10%		0.06%		0.47%		0.50%
Supplemental data
Net assets, end of period (in thousands)	$93,346		$85,963		$99,757		$141,821		$168,801
Portfolio turnover	141%		73%		86%		105%		116%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.26		$10.58		$11.35		$9.51		$6.38
Income from investment operations:
Net investment income (loss)	(0.06)		0.04		(0.07)		(0.03)		(0.03)
Net realized and unrealized gain (loss)	1.61		0.64		(0.70)		1.98		3.27
Total from investment operations	1.55		0.68		(0.77)		1.95		3.24
Less distributions to shareholders:
Net investment income	(0.16)		—		—		(0.11)		(0.11)
Total distributions to shareholders	(0.16)		—		—		(0.11)		(0.11)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.65		$11.26		$10.58		$11.35		$9.51
Total return	13.89%		6.43%		(6.78%)		20.50%		50.91%
Ratios to average net assets(b)
Total gross expenses	2.16	%(c)	2.24	%(c)	2.27%		2.26	%(c)	2.22%
Total net expenses(d)	2.16	%(c)(e)	2.24	%(c)(e)	2.27	%(e)	2.26	%(c)(e)	2.22	%(e)
Net investment income (loss)	(0.47%)		0.40%		(0.65%)		(0.27%)		(0.35%)
Supplemental data
Net assets, end of period (in thousands)	$3,816		$5,645		$8,381		$14,862		$17,810
Portfolio turnover	141%		73%		86%		105%		116%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.26		$10.59		$11.36		$9.51		$6.39
Income from investment operations:
Net investment income (loss)	(0.06)		0.04		(0.07)		(0.03)		(0.03)
Net realized and unrealized gain (loss)	1.61		0.63		(0.70)		1.99		3.26
Total from investment operations	1.55		0.67		(0.77)		1.96		3.23
Less distributions to shareholders:
Net investment income	(0.16)		—		—		(0.11)		(0.11)
Total distributions to shareholders	(0.16)		—		—		(0.11)		(0.11)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.65		$11.26		$10.59		$11.36		$9.51
Total return	13.89%		6.33%		(6.78%)		20.60%		50.67%
Ratios to average net assets(b)
Total gross expenses	2.16	%(c)	2.24	%(c)	2.28%		2.26	%(c)	2.22%
Total net expenses(d)	2.16	%(c)(e)	2.24	%(c)(e)	2.28	%(e)	2.26	%(c)(e)	2.22	%(e)
Net investment income (loss)	(0.52%)		0.37%		(0.68%)		(0.30%)		(0.35%)
Supplemental data
Net assets, end of period (in thousands)	$15,478		$19,402		$25,608		$39,789		$44,466
Portfolio turnover	141%		73%		86%		105%		116%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

					Year Ended		Year Ended
	Year Ended February 28,				February 29,		February 28,
Class I	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$12.40		$11.52		$12.14		$11.18
Income from investment operations:
Net investment income (loss)	0.07		0.17		0.12		(0.01)
Net realized and unrealized gain (loss)	1.79		0.71		(0.74)		1.17
Total from investment operations	1.86		0.88		(0.62)		1.16
Less distributions to shareholders:
Net investment income	(0.18)		—		—		(0.20)
Total distributions to shareholders	(0.18)		—		—		(0.20)
Net asset value, end of period	$14.08		$12.40		$11.52		$12.14
Total return	15.18%		7.64%		(5.11%)		10.44%
Ratios to average net assets(b)
Total gross expenses	0.99	%(c)	1.04	%(c)	1.12%		1.10	%(c)(d)
Total net expenses(e)	0.99	%(c)	1.04	%(c)	1.12	%(f)	1.10	%(c)(d)(f)
Net investment income (loss)	0.56%		1.50%		1.00%		(0.24	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3		$34,072
Portfolio turnover	141%		73%		86%		105%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.96		$11.19		$11.94		$9.99		$6.73
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	0.10		(0.02)		0.01		0.01
Net realized and unrealized gain (loss)	1.71		0.67		(0.73)		2.09		3.45
Total from investment operations	1.71		0.77		(0.75)		2.10		3.46
Less distributions to shareholders:
Net investment income	(0.16)		—		—		(0.15)		(0.20)
Total distributions to shareholders	(0.16)		—		—		(0.15)		(0.20)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$13.51		$11.96		$11.19		$11.94		$9.99
Total return	14.51%		6.88%		(6.28%)		21.08%		51.73%
Ratios to average net assets(b)
Total gross expenses	1.66	%(c)	1.74	%(c)	1.77%		1.76	%(c)	1.72%
Total net expenses(d)	1.66	%(c)(e)	1.74	%(c)(e)	1.77	%(e)	1.76	%(c)(e)	1.72	%(e)
Net investment income (loss)	(0.04%)		0.88%		(0.17%)		0.12%		0.15%
Supplemental data
Net assets, end of period (in thousands)	$960		$1,067		$1,640		$3,020		$3,327
Portfolio turnover	141%		73%		86%		105%		116%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$12.36		$11.17
Income from investment operations:
Net investment income	0.01		0.03
Net realized and unrealized gain	1.83		1.16
Total from investment operations	1.84		1.19
Less distributions to shareholders:
Net investment income	(0.18)		—
Total distributions to shareholders	(0.18)		—
Net asset value, end of period	$14.02		$12.36
Total return	15.04%		10.65%
Ratios to average net assets(b)
Total gross expenses	1.16	%(c)	1.15	%(c)(d)
Total net expenses(e)	1.16	%(c)(f)	1.15	%(c)(d)
Net investment income	0.09%		0.93	%(d)
Supplemental data
Net assets, end of period (in thousands)	$230		$3
Portfolio turnover	141%		73%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.30		$11.44		$12.15		$10.15		$6.87
Income from investment operations:
Net investment income	0.12		0.16		0.04		0.07		0.06
Net realized and unrealized gain (loss)	1.69		0.70		(0.75)		2.13		3.52
Total from investment operations	1.81		0.86		(0.71)		2.20		3.58
Less distributions to shareholders:
Net investment income	(0.17)		—		—		(0.20)		(0.30)
Total distributions to shareholders	(0.17)		—		—		(0.20)		(0.30)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$13.94		$12.30		$11.44		$12.15		$10.15
Total return	14.94%		7.52%		(5.84%)		21.75%		52.47%
Ratios to average net assets(b)
Total gross expenses	1.15	%(c)	1.24	%(c)	1.28%		1.26	%(c)	1.22%
Total net expenses(d)	1.15	%(c)(e)	1.24	%(c)(e)	1.28	%(e)	1.26	%(c)(e)	1.22	%(e)
Net investment income	0.93%		1.40%		0.38%		0.67%		0.65%
Supplemental data
Net assets, end of period (in thousands)	$75,489		$253,916		$456,645		$945,793		$968,569
Portfolio turnover	141%		73%		86%		105%		116%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Marsico International Opportunities Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Marsico International Opportunities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to

Annual Report 2014
24

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2014

determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are

Annual Report 2014
25

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2014

distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.79% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $2,083.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

Annual Report 2014
26

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2014

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.17
Class R4	0.17
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $740.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $17,910 for Class A, $2,354 for Class B and $230 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014	Prior to July 1, 2013
Class A	1.48%	1.49%
Class B	2.23	2.24
Class C	2.23	2.24
Class I	1.09	1.11
Class R	1.73	1.74
Class R4	1.23	1.24
Class Z	1.23	1.24

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the

Annual Report 2014
27

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2014

Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$983,231
Accumulated net realized loss	(1,001,231)
Paid-in capital	18,000

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$3,825,594	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

For the year ended February 28, 2013, there were no distributions.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$282,685
Unrealized appreciation	32,955,242

At February 28, 2014, the cost of investments for federal income tax purposes was $158,830,637 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$33,121,081
Unrealized depreciation	(165,839)
Net unrealized appreciation	$32,955,242

The following capital loss carryforward, determined at February 28, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$179,501,886
2018	420,548,594
Total	$600,050,480

For the year ended February 28, 2014, $71,240,775 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2014, the Fund will elect to treat post-October capital losses of $1,326,428 as arising on March 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $343,844,548 and $562,523,134, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, two unaffiliated shareholder accounts owned an aggregate of 32.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility

Annual Report 2014
28

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2014

matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended February 28, 2014, the average daily loan balance outstanding on days when borrowing existed was $4,690,625 at a weighted average interest rate of 1.19%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
29

Columbia Marsico International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
30

Columbia Marsico International Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	31.57%
Dividends Received Deduction	0.90%
Foreign Taxes Paid	$424,074
Foreign Source Income	$5,225,625

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014
31

Columbia Marsico International Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
32

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
33

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt
Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
34

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2014
35

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
36

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
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Columbia Marsico International Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Marsico International Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN189_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Mid Cap Index Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Mid Cap Index Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Mid Cap Index Fund

Performance Overview

Performance Summary

>  Columbia Mid Cap Index Fund (the Fund) Class A shares returned 26.04% for the 12-month period that ended February 28, 2014.

>  The Fund's benchmark, the unmanaged S&P MidCap 400 Index, returned 26.58% for the same time period.

>  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	26.04	26.40	9.76
Class I*	09/27/10	26.36	26.72	10.04
Class R5*	11/08/12	26.38	26.73	10.04
Class Z	03/31/00	26.25	26.69	10.03
S&P MidCap 400 Index		26.58	26.95	10.15

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Mid Cap Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Mid Cap Index Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 26.04%. The Fund's benchmark, the unmanaged S&P MidCap 400 Index, returned 26.58% for the same time period. Mutual funds, unlike unmanaged indices, incur operating expenses, which helped to account for the Fund's underperformance relative to the benchmark.

U.S. Equity Market Posted Strong Gains

Following a strong first quarter of 2013 when investors turned attention to the modest but continued strengthening of the U.S. economy, volatility heightened in the second calendar quarter, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. While consumers weathered the domestic drag well, businesses remained cautious, keeping inventories, capital expenditures and staffs lean. U.S. equities delivered positive returns during the third quarter of 2013 despite threats of military action in Syria, rumblings from Iran and an impending showdown over the U.S. debt ceiling. Still, robust economic growth continued to elude the U.S. economy, which merely plodded along. The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, the Fed's decision to not take any action at its September 2013 meeting rallied stocks to new highs. In the final months of 2013, the U.S. economy embraced a healthy recovery, with job gains continuing, manufacturing activity accelerating and a rebound in housing showing staying power. Against this backdrop, the Fed's announcement in mid-December that it would slowly retreat from its monthly bond purchases and a bipartisan budget deal in Washington D.C. were welcome news for investors, and U.S. equities climbed to new highs.

Along with the U.S. equity market broadly, the benchmark reacted poorly to reports of lower Chinese manufacturing and fell in January 2014. However, the decline was short-lived, with U.S. equities subsequently regaining losses in February, bringing the benchmark to the best year-to-date 2014 increase among the U.S. equity market capitalization indices. Global concerns heightened amidst conflict in the Ukraine, but investors generally remained positive on U.S. equities given strong corporate earnings reports and guidance.

Benchmark Enjoyed Broad-Based Gains

All ten sectors of the benchmark posted double-digit positive returns during the 12 months ended February 28, 2014. In terms of total return, health care, consumer staples and consumer discretionary were the best relative performers. On the basis of impact, which takes weightings and total returns into account, industrials, financials and consumer discretionary were the biggest contributors to the benchmark return. The top performing industries for the annual period were pharmaceuticals, textiles, apparel and luxury goods, biotechnology, auto components and airlines.

Conversely, telecommunication services and energy were the weakest sectors from both a total return perspective and on the basis of impact. Each, though, still generated positive, albeit more modest, returns. The worst performing industries for the annual period were air freight and logistics, internet software and services, multiline retail, wireless telecommunication services and construction and engineering.

Portfolio Management

Alfred Alley III, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Green Mountain Coffee Roasters, Inc.	0.9
Endo Health Solutions, Inc.	0.7
Henry Schein, Inc.	0.7
Cimarex Energy Co.	0.6
Affiliated Managers Group, Inc.	0.6
Trimble Navigation Ltd.	0.6
Equinix, Inc.	0.6
Church & Dwight Co., Inc.	0.6
SL Green Realty Corp.	0.6
Advance Auto Parts, Inc.	0.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

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4

Columbia Mid Cap Index Fund

Manager Discussion of Fund Performance (continued)

Top individual contributors within the benchmark included biotechnology company Vertex Pharmaceuticals, specialty coffee and coffee maker company Green Mountain Coffee Roasters, specialty pharmaceuticals company Endo International, branded performance apparel and accessories company Under Armour and specialty finance solutions company Alliance Data Systems. Top detractors were web-based information technology systems provider Rackspace Hosting, petroleum products refiner HollyFrontier, Internet exchange services provider Equinix, casual apparel retailer American Eagle Outfitters and department store retailer J.C. Penney.

As always, each sector and stock in the benchmark was represented in the Fund with approximately the same weighting as in the benchmark and therefore had a similar effect.

Benchmark Additions and Deletions Drove Portfolio Changes

During the annual period, there were 31 additions and 31 deletions to the benchmark and the Fund's portfolio. Among those stocks added to the Index and Fund were Hain Celestial Group, Abercrombie & Fitch, J.C. Penney, Apollo Group, Domino's Pizza, Dean Foods, 3-D Systems, Brunswick, JDS Uniphase, Advanced Micro Devices and Kilroy Realty. Deletions included Harris Teeter Supermarkets, Scholastic, Aeropostale, Saks, Monster Worldwide, Barnes & Noble, Tellabs, Kansas City Southern, Macerich, Alliance Data and Arch Coal.

The Fund used equity index futures on an opportunistic basis to equitize cash balances held in the portfolio for trading and redemption purposes. The percentage of Fund assets held in these instruments changed daily due to changes in the Fund's cash position but was generally minimal in size and impact.

Looking Ahead

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the benchmark.

From a broad perspective, following developed equity markets performing strongly relative to other asset classes in 2013, we currently believe U.S. equities have the potential to perform well in 2014, albeit perhaps not as well as last year. While valuations for most U.S. stocks did not appear as cheap at the end of February 2014 as they were 12 months prior, we believe they were still fairly valued, especially relative to fixed income. Indeed, we believe corporate earnings have been strong and guidance has been encouraging for the most part. Balance sheets remain healthy at this time with high cash levels and low debt. We currently believe the U.S. economy may continue to benefit from an improving labor market, a strengthening housing market, reduced fiscal drag, normalization of monetary policy, an improving eurozone recovery and aggressive Japanese economic stimulus. There will almost certainly be challenges along the way, such as geopolitical risk and the unknown impact of ongoing Fed tapering, but we believe developed equity markets, especially U.S. equity markets may still provide reasonably attractive returns in the coming months.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	97.8
Consumer Discretionary	12.8
Consumer Staples	4.0
Energy	5.4
Financials	22.2
Health Care	9.4
Industrials	16.4
Information Technology	15.7
Materials	7.0
Telecommunication Services	0.4
Utilities	4.5
Money Market Funds	2.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Share prices of mid-capitalization companies tend to be more volatile than those of larger companies. See the Fund's prospectus for information on these and other risks.

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Columbia Mid Cap Index Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,167.50	1,022.69	2.43	2.27	0.45
Class I	1,000.00	1,000.00	1,168.80	1,023.93	1.08	1.01	0.20
Class R5	1,000.00	1,000.00	1,169.40	1,023.93	1.08	1.01	0.20
Class Z	1,000.00	1,000.00	1,168.80	1,023.93	1.08	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Mid Cap Index Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.4%

Issuer	Shares	Value ($)
Consumer Discretionary 12.7%
Auto Components 0.3%
Gentex Corp.	337,733	10,594,684
Automobiles 0.1%
Thor Industries, Inc.	104,504	5,853,269
Distributors 0.5%
LKQ Corp.(a)	701,357	19,560,847
Diversified Consumer Services 0.9%
Apollo Education Group, Inc., Class A(a)	232,900	7,762,557
DeVry Education Group, Inc.	132,798	5,578,844
Matthews International Corp., Class A	63,646	2,611,396
Service Corp. International	494,551	9,243,158
Sotheby's	160,312	7,536,267
Total		32,732,222
Hotels, Restaurants & Leisure 1.6%
Bally Technologies, Inc.(a)	90,958	6,162,404
Bob Evans Farms, Inc.	63,629	3,292,164
Brinker International, Inc.	156,359	8,599,745
Cheesecake Factory, Inc. (The)	112,255	5,334,358
Domino's Pizza, Inc.	130,030	10,280,172
International Speedway Corp., Class A	65,059	2,194,440
Life Time Fitness, Inc.(a)	91,539	4,320,641
Panera Bread Co., Class A(a)	62,441	11,321,802
Scientific Games Corp., Class A(a)	113,277	1,517,912
Wendy's Co. (The)	608,008	5,824,717
Total		58,848,355
Household Durables 1.8%
Jarden Corp.(a)	279,051	17,153,265
KB Home	193,576	3,948,951
MDC Holdings, Inc.	91,248	2,846,025
NVR, Inc.(a)	9,760	11,633,920
Tempur Sealy International, Inc.(a)	141,114	7,319,583
Toll Brothers, Inc.(a)	370,786	14,464,362
Tupperware Brands Corp.	118,170	9,288,162
Total		66,654,268
Internet & Catalog Retail 0.1%
HSN, Inc.	77,729	4,457,758

Common Stocks (continued)

Issuer	Shares	Value ($)
Leisure Equipment & Products 0.8%
Brunswick Corp.	212,230	9,505,782
Polaris Industries, Inc.	150,304	20,145,245
Total		29,651,027
Media 1.2%
AMC Networks, Inc., Class A(a)	138,244	10,509,309
Cinemark Holdings, Inc.	242,193	7,125,318
DreamWorks Animation SKG, Inc., Class A(a)	166,160	4,969,846
John Wiley & Sons, Inc., Class A	108,054	6,270,374
Lamar Advertising Co., Class A(a)	152,319	8,165,821
Meredith Corp.	86,588	4,052,318
New York Times Co. (The), Class A	293,469	4,818,761
Total		45,911,747
Multiline Retail 0.2%
Big Lots, Inc.(a)	136,000	4,018,800
JCPenney Co., Inc.(a)	710,700	5,173,896
Total		9,192,696
Specialty Retail 3.8%
Aaron's, Inc.	177,989	5,469,602
Abercrombie & Fitch Co., Class A	178,270	7,064,840
Advance Auto Parts, Inc.	169,935	21,642,922
American Eagle Outfitters, Inc.	395,884	5,752,194
ANN, Inc.(a)	107,138	3,819,470
Ascena Retail Group, Inc.(a)	300,409	5,494,481
Cabela's, Inc.(a)	108,670	7,206,994
Chico's FAS, Inc.	370,458	6,123,671
CST Brands, Inc.	176,360	5,736,991
Dick's Sporting Goods, Inc.	237,730	12,758,969
Foot Locker, Inc.	346,427	14,449,470
Guess?, Inc.	138,678	4,207,490
Murphy USA, Inc.(a)	103,570	4,200,799
Office Depot, Inc.(a)	1,113,542	5,489,762
Rent-A-Center, Inc.	124,907	3,140,162
Signet Jewelers Ltd.	187,205	17,887,438
Williams-Sonoma, Inc.	207,688	12,095,749
Total		142,541,004
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.4%
Carter's, Inc.	127,202	9,582,127
Deckers Outdoor Corp.(a)	80,622	5,994,246
Hanesbrands, Inc.	231,280	16,948,198
Under Armour, Inc., Class A(a)	187,350	21,198,652
Total		53,723,223
Total Consumer Discretionary		479,721,100
Consumer Staples 4.0%
Food & Staples Retailing 0.3%
SUPERVALU, Inc.(a)	460,131	2,977,048
United Natural Foods, Inc.(a)	115,451	8,356,343
Total		11,333,391
Food Products 2.6%
Dean Foods Co.(a)	220,225	3,257,128
Flowers Foods, Inc.	408,671	8,406,363
Green Mountain Coffee Roasters, Inc.	305,980	33,590,484
Hain Celestial Group, Inc. (The)(a)	111,500	9,956,950
Hillshire Brands Co. (The)	286,999	10,776,812
Ingredion, Inc.	178,916	11,779,829
Lancaster Colony Corp.	45,165	4,073,883
Post Holdings, Inc.(a)	76,301	4,358,313
Tootsie Roll Industries, Inc.	48,688	1,416,824
WhiteWave Foods Co. (The), Class A(a)	404,600	11,450,180
Total		99,066,766
Household Products 1.0%
Church & Dwight Co., Inc.	323,981	22,024,228
Energizer Holdings, Inc.	145,303	14,143,794
Total		36,168,022
Tobacco 0.1%
Universal Corp.	54,155	3,122,036
Total Consumer Staples		149,690,215
Energy 5.4%
Energy Equipment & Services 2.7%
Atwood Oceanics, Inc.(a)	134,555	6,376,561
CARBO Ceramics, Inc.	46,354	5,750,214
Dresser-Rand Group, Inc.(a)	178,036	9,672,696
Dril-Quip, Inc.(a)	94,990	10,217,124

Common Stocks (continued)

Issuer	Shares	Value ($)
Helix Energy Solutions Group, Inc.(a)	229,548	5,426,515
Oceaneering International, Inc.	252,446	18,070,085
Oil States International, Inc.(a)	128,638	12,210,319
Patterson-UTI Energy, Inc.	336,483	9,795,020
Superior Energy Services, Inc.	372,139	11,011,593
Tidewater, Inc.	115,707	5,637,245
Unit Corp.(a)	101,968	6,260,835
Total		100,428,207
Oil, Gas & Consumable Fuels 2.7%
Alpha Natural Resources, Inc.(a)	515,510	2,768,289
Bill Barrett Corp.(a)	114,341	2,897,401
Cimarex Energy Co.	202,660	23,449,788
Energen Corp.	169,595	13,642,222
Gulfport Energy Corp.(a)	196,140	12,964,854
HollyFrontier Corp.	463,580	21,125,340
Rosetta Resources, Inc.(a)	142,902	6,340,562
SM Energy Co.	156,279	11,525,576
World Fuel Services Corp.	168,630	7,591,723
Total		102,305,755
Total Energy		202,733,962
Financials 22.1%
Capital Markets 2.3%
Affiliated Managers Group, Inc.(a)	123,567	23,236,774
Eaton Vance Corp.	283,102	10,712,580
Federated Investors, Inc., Class B	219,740	6,020,876
Greenhill & Co., Inc.	60,946	3,246,593
Janus Capital Group, Inc.	348,590	3,900,722
Raymond James Financial, Inc.	287,546	15,176,678
SEI Investments Co.	334,385	11,225,305
Waddell & Reed Financial, Inc., Class A	199,286	13,890,234
Total		87,409,762
Commercial Banks 4.4%
Associated Banc-Corp.	379,199	6,328,831
BancorpSouth, Inc.	195,470	4,677,597
Bank of Hawaii Corp.	103,836	6,069,214
Cathay General Bancorp	171,515	4,358,196
City National Corp.	110,457	8,265,497

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Commerce Bancshares, Inc.	190,089	8,489,375
Cullen/Frost Bankers, Inc.	122,769	9,163,478
East West Bancorp, Inc.	334,347	11,932,844
First Horizon National Corp.	551,440	6,600,737
First Niagara Financial Group, Inc.	825,869	7,490,632
FirstMerit Corp.	385,066	7,993,970
Fulton Financial Corp.	448,975	5,526,882
Hancock Holding Co.	191,531	6,600,158
International Bancshares Corp.	133,232	3,088,318
Prosperity Bancshares, Inc.	132,315	8,376,863
Signature Bank(a)	110,361	14,449,566
SVB Financial Group(a)	106,557	13,416,592
Synovus Financial Corp.	2,268,425	7,894,119
TCF Financial Corp.	384,639	6,200,381
Trustmark Corp.	156,730	3,781,895
Valley National Bancorp	465,771	4,694,972
Webster Financial Corp.	210,745	6,526,773
Westamerica Bancorporation	62,153	3,125,053
Total		165,051,943
Diversified Financial Services 0.6%
CBOE Holdings, Inc.	203,458	10,992,836
MSCI, Inc.(a)	276,267	12,075,630
Total		23,068,466
Insurance 4.9%
Alleghany Corp.(a)	39,108	15,076,134
American Financial Group, Inc.	166,767	9,532,402
Arthur J Gallagher & Co.	306,878	14,177,764
Aspen Insurance Holdings Ltd.	153,064	5,749,084
Brown & Brown, Inc.	278,203	8,373,910
Everest Re Group Ltd.	111,760	16,679,062
Fidelity National Financial, Inc., Class A	639,848	21,153,375
First American Financial Corp.	246,645	6,644,616
Hanover Insurance Group, Inc. (The)	102,320	6,020,509
HCC Insurance Holdings, Inc.	233,768	10,262,415
Kemper Corp.	119,561	4,636,576
Mercury General Corp.	84,591	3,831,972
Old Republic International Corp.	564,136	8,777,956
Primerica, Inc.	127,895	5,732,254

Common Stocks (continued)

Issuer	Shares	Value ($)
Protective Life Corp.	183,335	9,559,087
Reinsurance Group of America, Inc.	164,699	12,680,176
RenaissanceRe Holdings Ltd.	103,600	9,894,836
StanCorp Financial Group, Inc.	102,628	6,791,921
WR Berkley Corp.	255,283	10,527,871
Total		186,101,920
Real Estate Investment Trusts (REITs) 8.7%
Alexandria Real Estate Equities, Inc.	167,081	12,105,018
American Campus Communities, Inc.	244,443	9,029,724
BioMed Realty Trust, Inc.	448,205	9,268,879
BRE Properties, Inc.	180,088	11,124,036
Camden Property Trust	199,037	13,275,768
Corporate Office Properties Trust	203,881	5,437,506
Corrections Corp. of America	270,325	9,015,339
Duke Realty Corp.	760,169	12,770,839
Equity One, Inc.	147,605	3,424,436
Essex Property Trust, Inc.	88,718	14,838,086
Extra Space Storage, Inc.	256,585	12,598,324
Federal Realty Investment Trust	151,723	16,888,287
Highwoods Properties, Inc.	209,754	7,909,823
Home Properties, Inc.	132,697	7,821,161
Hospitality Properties Trust	346,053	9,170,405
Kilroy Realty Corp.	191,435	11,011,341
Liberty Property Trust	341,981	13,084,193
Mack-Cali Realty Corp.	205,348	4,568,993
Mid-America Apartment Communities, Inc.	174,470	11,801,151
National Retail Properties, Inc.	284,358	10,205,609
Omega Healthcare Investors, Inc.	285,880	9,136,725
Potlatch Corp.	94,517	3,746,654
Rayonier, Inc.	294,615	13,873,420
Realty Income Corp.	480,920	21,362,466
Regency Centers Corp.	215,378	10,934,741
Senior Housing Properties Trust	438,985	9,789,366
SL Green Realty Corp.	221,367	21,988,384
Taubman Centers, Inc.	148,329	10,449,778
UDR, Inc.	585,067	15,100,579
Weingarten Realty Investors	261,757	7,983,589
Total		329,714,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Management & Development 0.5%
Alexander & Baldwin, Inc.	99,636	4,146,850
Jones Lang LaSalle, Inc.	103,648	12,769,434
Total		16,916,284
Thrifts & Mortgage Finance 0.7%
Astoria Financial Corp.	196,035	2,685,680
New York Community Bancorp, Inc.	1,028,644	16,437,731
Washington Federal, Inc.	237,489	5,324,503
Total		24,447,914
Total Financials		832,710,909
Health Care 9.3%
Biotechnology 0.7%
Cubist Pharmaceuticals, Inc.(a)	172,840	13,744,237
United Therapeutics Corp.(a)	107,798	10,932,873
Total		24,677,110
Health Care Equipment & Supplies 2.8%
Align Technology, Inc.(a)	165,510	8,661,138
Cooper Companies, Inc. (The)	114,252	14,648,249
Hill-Rom Holdings, Inc.	136,864	5,177,565
Hologic, Inc.(a)	637,236	13,879,000
IDEXX Laboratories, Inc.(a)	121,086	15,244,727
Masimo Corp.(a)	120,057	3,067,456
ResMed, Inc.	331,477	14,591,618
Sirona Dental Systems, Inc.(a)	128,000	9,018,880
STERIS Corp.	137,328	6,337,687
Teleflex, Inc.	96,027	9,793,794
Thoratec Corp.(a)	132,890	4,935,535
Total		105,355,649
Health Care Providers & Services 2.9%
Community Health Systems, Inc.(a)	264,458	10,977,652
Health Net, Inc.(a)	185,484	6,315,730
Henry Schein, Inc.(a)	200,290	23,842,522
LifePoint Hospitals, Inc.(a)	109,737	5,953,232
Mednax, Inc.(a)	234,652	14,271,535
Omnicare, Inc.	240,227	14,149,370
Owens & Minor, Inc.	147,240	5,112,173
Universal Health Services, Inc., Class B	208,648	16,750,261

Common Stocks (continued)

Issuer	Shares	Value ($)
VCA Antech, Inc.(a)	207,102	6,413,949
WellCare Health Plans, Inc.(a)	101,966	6,303,538
Total		110,089,962
Health Care Technology 0.3%
Allscripts-Misys Healthcare Solutions, Inc.(a)	370,533	6,880,798
HMS Holdings Corp.(a)	205,921	4,213,144
Total		11,093,942
Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A(a)	46,901	6,083,998
Charles River Laboratories International, Inc.(a)	112,258	6,669,248
Covance, Inc.(a)	131,052	13,571,745
Mettler-Toledo International, Inc.(a)	69,241	17,016,668
Techne Corp.	77,421	6,878,081
Total		50,219,740
Pharmaceuticals 1.3%
Endo International PLC(a)	319,162	25,475,511
Mallinckrodt PLC(a)	134,650	9,114,458
Salix Pharmaceuticals Ltd.(a)	146,730	15,835,102
Total		50,425,071
Total Health Care		351,861,474
Industrials 16.4%
Aerospace & Defense 1.7%
Alliant Techsystems, Inc.	74,277	10,011,797
B/E Aerospace, Inc.(a)	229,744	19,355,932
Esterline Technologies Corp.(a)	73,193	7,882,886
Exelis, Inc.	439,315	8,975,206
Huntington Ingalls Industries, Inc.	115,219	11,675,141
Triumph Group, Inc.	121,442	7,918,018
Total		65,818,980
Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	212,655	2,092,525
Airlines 0.5%
Alaska Air Group, Inc.	162,098	14,044,171
JetBlue Airways Corp.(a)	507,286	4,479,335
Total		18,523,506

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Building Products 1.0%
AO Smith Corp.	178,810	8,886,857
Fortune Brands Home & Security, Inc.	387,821	18,126,754
Lennox International, Inc.	106,282	9,765,190
Total		36,778,801
Commercial Services & Supplies 1.7%
Brink's Co. (The)	112,603	3,424,257
Clean Harbors, Inc.(a)	128,840	6,088,978
Copart, Inc.(a)	260,734	9,498,540
Deluxe Corp.	117,802	5,946,645
Herman Miller, Inc.	137,579	3,876,976
HNI Corp.	105,605	3,754,258
Mine Safety Appliances Co.	73,736	3,793,717
Rollins, Inc.	149,776	4,472,311
RR Donnelley & Sons Co.	461,578	8,829,987
Waste Connections, Inc.	288,224	12,471,453
Total		62,157,122
Construction & Engineering 0.7%
AECOM Technology Corp.(a)	229,068	7,316,432
Granite Construction, Inc.	84,322	3,099,677
KBR, Inc.	345,597	9,545,389
URS Corp.	174,721	8,124,526
Total		28,086,024
Electrical Equipment 1.1%
Acuity Brands, Inc.	100,202	14,133,492
General Cable Corp.	116,110	3,573,866
Hubbell, Inc., Class B	125,515	15,004,063
Regal-Beloit Corp.	105,184	7,751,009
Total		40,462,430
Industrial Conglomerates 0.3%
Carlisle Companies, Inc.	148,444	11,774,578
Machinery 5.4%
AGCO Corp.	211,301	11,089,076
CLARCOR, Inc.	116,838	6,768,425
Crane Co.	113,925	8,136,524
Donaldson Co., Inc.	313,925	13,448,547
Graco, Inc.	142,822	11,144,401
Harsco Corp.	188,234	4,728,438
IDEX Corp.	189,263	14,207,973

Common Stocks (continued)

Issuer	Shares	Value ($)
ITT Corp.	211,662	9,291,962
Kennametal, Inc.	182,996	8,004,245
Lincoln Electric Holdings, Inc.	190,405	14,274,663
Nordson Corp.	140,856	10,305,025
Oshkosh Corp.	201,620	11,659,685
SPX Corp.	105,843	11,397,174
Terex Corp.	259,965	11,576,241
Timken Co. (The)	185,455	11,194,064
Trinity Industries, Inc.	182,243	13,086,870
Valmont Industries, Inc.	62,511	9,103,477
Wabtec Corp.	224,670	17,832,058
Woodward, Inc.	141,377	6,162,623
Total		203,411,471
Marine 0.4%
Kirby Corp.(a)	132,418	13,852,247
Matson, Inc.	99,995	2,411,880
Total		16,264,127
Professional Services 1.1%
Corporate Executive Board Co. (The)	78,408	5,863,350
FTI Consulting, Inc.(a)	93,803	2,738,110
Manpowergroup, Inc.	184,307	14,405,435
Towers Watson & Co.	150,610	16,431,551
Total		39,438,446
Road & Rail 1.3%
Con-way, Inc.	132,703	5,061,292
Genesee & Wyoming, Inc., Class A(a)	118,504	11,722,416
JB Hunt Transport Services, Inc.	214,470	15,413,959
Landstar System, Inc.	106,668	6,155,810
Old Dominion Freight Line, Inc.(a)	162,890	8,672,264
Werner Enterprises, Inc.	106,604	2,755,713
Total		49,781,454
Trading Companies & Distributors 1.1%
GATX Corp.	107,768	6,993,066
MSC Industrial Direct Co., Inc., Class A	112,430	9,706,082
United Rentals, Inc.(a)	217,550	19,218,367
Watsco, Inc.	63,193	6,216,927
Total		42,134,442
Total Industrials		616,723,906

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 15.7%
Communications Equipment 1.0%
ADTRAN, Inc.	134,626	3,527,201
Ciena Corp.(a)	240,692	5,913,803
InterDigital, Inc.	96,124	2,931,782
JDS Uniphase Corp.(a)	543,260	7,486,123
Plantronics, Inc.	102,129	4,532,485
Polycom, Inc.(a)	333,520	4,455,827
Riverbed Technology, Inc.(a)	377,801	8,417,406
Total		37,264,627
Computers & Peripherals 1.1%
3D Systems Corp.(a)	223,030	16,941,359
Diebold, Inc.	148,982	5,570,437
Lexmark International, Inc., Class A	144,900	6,106,086
NCR Corp.(a)	388,250	13,219,912
Total		41,837,794
Electronic Equipment, Instruments & Components 2.5%
Arrow Electronics, Inc.(a)	235,006	13,308,390
Avnet, Inc.	320,970	13,971,824
Ingram Micro, Inc., Class A(a)	359,646	10,591,575
Itron, Inc.(a)	91,363	3,197,705
Knowles Corp.(a)(b)	198,780	6,390,777
National Instruments Corp.	227,786	6,598,960
Tech Data Corp.(a)	88,084	5,073,638
Trimble Navigation Ltd.(a)	601,598	22,950,964
Vishay Intertechnology, Inc.	316,118	4,469,909
Zebra Technologies Corp., Class A(a)	117,265	8,090,112
Total		94,643,854
Internet Software & Services 1.2%
AOL, Inc.(a)	183,120	8,016,994
Conversant, Inc.(a)	146,395	3,639,380
Equinix, Inc.(a)	116,147	22,063,284
Rackspace Hosting, Inc.(a)	267,486	9,835,460
Total		43,555,118
IT Services 2.9%
Acxiom Corp.(a)	175,253	6,524,669
Broadridge Financial Solutions, Inc.	278,052	10,499,244
Convergys Corp.	237,334	4,858,227
CoreLogic, Inc.(a)	218,667	7,128,544

Common Stocks (continued)

Issuer	Shares	Value ($)
DST Systems, Inc.	68,857	6,471,181
Gartner, Inc.(a)	215,037	14,957,974
Global Payments, Inc.	170,057	11,960,109
Jack Henry & Associates, Inc.	199,668	11,606,701
Leidos Holdings, Inc.	169,922	7,588,717
Mantech International Corp., Class A	55,461	1,623,343
NeuStar, Inc., Class A(a)	146,095	5,233,123
Science Applications International Corp.	97,214	3,626,082
VeriFone Systems, Inc.(a)	254,916	7,379,818
WEX, Inc.(a)	90,737	8,785,156
Total		108,242,888
Semiconductors & Semiconductor Equipment 2.6%
Advanced Micro Devices, Inc.(a)	1,435,260	5,324,814
Atmel Corp.(a)	993,664	8,008,932
Cree, Inc.(a)	281,618	17,299,794
Cypress Semiconductor Corp.	324,360	3,175,484
Fairchild Semiconductor International, Inc.(a)	296,323	4,172,228
Integrated Device Technology, Inc.(a)	321,711	3,792,973
International Rectifier Corp.(a)	165,877	4,470,385
Intersil Corp., Class A	297,876	3,788,983
RF Micro Devices, Inc.(a)	658,799	4,664,297
Semtech Corp.(a)	160,151	3,995,767
Silicon Laboratories, Inc.(a)	92,552	4,809,927
Skyworks Solutions, Inc.(a)	438,004	15,531,622
SunEdison, Inc.(a)	572,291	10,507,263
Teradyne, Inc.(a)	447,060	9,066,377
Total		98,608,846
Software 4.4%
ACI Worldwide, Inc.(a)	89,986	5,401,860
Advent Software, Inc.	94,032	2,886,782
ANSYS, Inc.(a)	216,143	18,052,263
Cadence Design Systems, Inc.(a)	671,333	10,291,535
CommVault Systems, Inc.(a)	103,665	7,140,445
Compuware Corp.	505,327	5,533,331
Concur Technologies, Inc.(a)	109,895	13,566,538
Factset Research Systems, Inc.	93,504	9,845,036
Fair Isaac Corp.	80,692	4,335,581
Fortinet, Inc.(a)	319,500	7,396,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Informatica Corp.(a)	253,164	10,521,496
Mentor Graphics Corp.	227,317	4,919,140
MICROS Systems, Inc.(a)	175,632	9,749,332
PTC, Inc.(a)	278,760	10,958,056
Rovi Corp.(a)	238,417	5,922,278
SolarWinds, Inc.(a)	152,503	7,042,589
Solera Holdings, Inc.	160,650	10,991,673
Synopsys, Inc.(a)	360,246	14,553,938
TIBCO Software, Inc.(a)	357,641	7,792,997
Total		166,901,295
Total Information Technology		591,054,422
Materials 6.9%
Chemicals 2.7%
Albemarle Corp.	189,909	12,532,095
Ashland, Inc.	168,220	15,874,921
Cabot Corp.	139,109	7,531,361
Cytec Industries, Inc.	82,731	7,832,144
Intrepid Potash, Inc.(a)	129,083	1,911,719
Minerals Technologies, Inc.	80,375	4,300,063
NewMarket Corp.	26,563	9,819,544
Olin Corp.	185,623	4,861,466
RPM International, Inc.	310,201	12,985,014
Scotts Miracle-Gro Co., Class A	102,497	5,853,604
Sensient Technologies Corp.	116,790	6,123,300
Valspar Corp. (The)	188,104	14,060,774
Total		103,686,005
Construction Materials 0.6%
Eagle Materials, Inc.	116,500	10,298,600
Martin Marietta Materials, Inc.	107,889	13,160,300
Total		23,458,900
Containers & Packaging 1.7%
AptarGroup, Inc.	153,682	10,169,138
Greif, Inc., Class A	71,083	3,558,415
Packaging Corp. of America	228,819	16,678,617
Rock-Tenn Co., Class A	168,112	18,764,661
Silgan Holdings, Inc.	102,085	4,921,518
Sonoco Products Co.	237,876	9,986,035
Total		64,078,384

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 1.5%
Carpenter Technology Corp.	123,542	7,307,509
Commercial Metals Co.	273,012	5,282,782
Compass Minerals International, Inc.	78,104	6,666,177
Reliance Steel & Aluminum Co.	180,441	12,500,953
Royal Gold, Inc.	151,885	10,436,018
Steel Dynamics, Inc.	517,959	9,033,205
Worthington Industries, Inc.	123,550	4,924,703
Total		56,151,347
Paper & Forest Products 0.4%
Domtar Corp.	75,633	8,378,623
Louisiana-Pacific Corp.(a)	329,277	6,187,115
Total		14,565,738
Total Materials		261,940,374
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.3%
tw telecom, Inc.(a)	336,111	10,288,358
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	230,305	5,248,651
Total Telecommunication Services		15,537,009
Utilities 4.5%
Electric Utilities 1.6%
Cleco Corp.	141,039	6,971,558
Great Plains Energy, Inc.	358,236	9,410,860
Hawaiian Electric Industries, Inc.	232,416	5,905,690
IDACORP, Inc.	117,189	6,584,850
OGE Energy Corp.	462,988	16,667,568
PNM Resources, Inc.	185,820	4,859,193
Westar Energy, Inc.	296,661	10,151,739
Total		60,551,458
Gas Utilities 1.5%
Atmos Energy Corp.	230,747	10,637,437
National Fuel Gas Co.	195,245	14,666,804
ONE Gas, Inc.(a)	120,300	4,087,794
Questar Corp.	408,462	9,700,972
UGI Corp.	266,224	11,897,551
WGL Holdings, Inc.	120,735	4,852,340
Total		55,842,898

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.1%
Alliant Energy Corp.	258,818	14,038,288
Black Hills Corp.	103,752	5,883,776
MDU Resources Group, Inc.	440,606	14,962,980
Vectren Corp.	192,210	7,394,319
Total		42,279,363
Water Utilities 0.3%
Aqua America, Inc.	412,308	10,386,038
Total Utilities		169,059,757
Total Common Stocks (Cost: $2,323,060,897)		3,671,033,128

Money Market Funds 2.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(c)(d)	84,086,540	84,086,540
Total Money Market Funds (Cost: $84,086,540)		84,086,540
Total Investments (Cost: $2,407,147,437)		3,755,119,668
Other Assets & Liabilities, Net		16,447,563
Net Assets		3,771,567,231

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2014

At February 28, 2014, cash totaling $4,168,750 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P MID 400 EMINI	724	USD	99,492,080	03/2014	5,050,784	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	115,637,033	990,149,720	(1,021,700,213)	84,086,540	102,799	84,086,540

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	479,721,100	—	—	479,721,100
Consumer Staples	149,690,215	—	—	149,690,215
Energy	202,733,962	—	—	202,733,962
Financials	832,710,909	—	—	832,710,909
Health Care	351,861,474	—	—	351,861,474
Industrials	616,723,906	—	—	616,723,906
Information Technology	591,054,422	—	—	591,054,422
Materials	261,940,374	—	—	261,940,374
Telecommunication Services	15,537,009	—	—	15,537,009
Utilities	169,059,757	—	—	169,059,757
Total Equity Securities	3,671,033,128	—	—	3,671,033,128
Mutual Funds
Money Market Funds	84,086,540	—	—	84,086,540
Total Mutual Funds	84,086,540	—	—	84,086,540
Investments in Securities	3,755,119,668	—	—	3,755,119,668
Derivatives
Assets
Futures Contracts	5,050,784	—	—	5,050,784
Total	3,760,170,452	—	—	3,760,170,452

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Mid Cap Index Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,323,060,897)	$3,671,033,128
Affiliated issuers (identified cost $84,086,540)	84,086,540
Total investments (identified cost $2,407,147,437)	3,755,119,668
Margin deposits	4,168,750
Receivable for:
Investments sold	4,492,393
Capital shares sold	19,341,940
Dividends	4,483,697
Variation margin	137,336
Expense reimbursement due from Investment Manager	20,218
Prepaid expenses	4,204
Total assets	3,787,768,206
Liabilities
Payable for:
Investments purchased	4,089,926
Investments purchased on a delayed delivery basis	6,390,280
Capital shares purchased	4,605,238
Investment management fees	10,259
Distribution and/or service fees	6,528
Transfer agent fees	852,714
Administration fees	10,259
Compensation of board members	121,617
Other expenses	114,154
Total liabilities	16,200,975
Net assets applicable to outstanding capital stock	$3,771,567,231
Represented by
Paid-in capital	$2,380,402,183
Undistributed net investment income	4,374,005
Accumulated net realized gain	33,768,028
Unrealized appreciation (depreciation) on:
Investments	1,347,972,231
Futures contracts	5,050,784
Total — representing net assets applicable to outstanding capital stock	$3,771,567,231

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Mid Cap Index Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$970,804,868
Shares outstanding	62,684,059
Net asset value per share	$15.49
Class I
Net assets	$3,785
Shares outstanding	245
Net asset value per share(a)	$15.43
Class R5
Net assets	$504,849,726
Shares outstanding	32,241,149
Net asset value per share	$15.66
Class Z
Net assets	$2,295,908,852
Shares outstanding	148,760,638
Net asset value per share	$15.43

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Mid Cap Index Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$45,007,694
Dividends — affiliated issuers	102,799
Total income	45,110,493
Expenses:
Investment management fees	3,214,924
Distribution and/or service fees
Class A	1,934,445
Transfer agent fees
Class A	1,496,763
Class R5	148,207
Class Z	4,141,767
Administration fees	3,214,924
Compensation of board members	77,572
Custodian fees	33,585
Printing and postage fees	169,665
Registration fees	66,894
Licensing fees	21,070
Professional fees	57,956
Other	124,474
Total expenses	14,702,246
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(6,337,793)
Expense reductions	(160)
Total net expenses	8,364,293
Net investment income	36,746,200
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	135,718,863
Futures contracts	20,702,331
Net realized gain	156,421,194
Net change in unrealized appreciation (depreciation) on:
Investments	556,823,471
Futures contracts	(124,347)
Net change in unrealized appreciation (depreciation)	556,699,124
Net realized and unrealized gain	713,120,318
Net increase in net assets resulting from operations	$749,866,518

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Mid Cap Index Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$36,746,200	$32,733,982
Net realized gain	156,421,194	50,742,834
Net change in unrealized appreciation (depreciation)	556,699,124	176,819,150
Net increase in net assets resulting from operations	749,866,518	260,295,966
Distributions to shareholders
Net investment income
Class A	(6,693,234)	(6,065,718)
Class I	(38)	(44)
Class R5	(4,651,402)	(36)
Class Z	(21,708,037)	(26,090,852)
Net realized gains
Class A	(27,529,261)	(22,364,190)
Class I	(122)	(133)
Class R5	(12,560,033)	(71)
Class Z	(71,839,464)	(80,303,779)
Total distributions to shareholders	(144,981,591)	(134,824,823)
Increase (decrease) in net assets from capital stock activity	559,531,734	(506,077,072)
Total increase (decrease) in net assets	1,164,416,661	(380,605,929)
Net assets at beginning of year	2,607,150,570	2,987,756,499
Net assets at end of year	$3,771,567,231	$2,607,150,570
Undistributed net investment income	$4,374,005	$1,657,924

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Mid Cap Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	32,504,952	462,759,080	22,853,756	272,819,581
Distributions reinvested	2,225,447	31,996,628	2,376,962	27,417,562
Redemptions	(18,254,055)	(259,317,650)	(18,508,967)	(220,888,204)
Net increase	16,476,344	235,438,058	6,721,751	79,348,939
Class R5 shares
Subscriptions	37,420,766	523,232,848	212	2,500
Distributions reinvested	1,151,063	17,031,261	—	—
Redemptions	(6,330,892)	(93,569,039)	—	—
Net increase	32,240,937	446,695,070	212	2,500
Class Z shares
Subscriptions	42,311,877	599,526,779	59,274,784	705,258,535
Distributions reinvested	4,062,613	57,960,240	5,520,124	63,483,810
Redemptions	(55,297,746)	(780,088,413)	(119,041,735)	(1,354,170,856)
Net decrease	(8,923,256)	(122,601,394)	(54,246,827)	(585,428,511)
Total net increase (decrease)	39,794,025	559,531,734	(47,524,864)	(506,077,072)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Mid Cap Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.82		$11.92		$12.33		$9.44		$5.73
Income from investment operations:
Net investment income	0.14		0.14		0.10		0.09		0.09
Net realized and unrealized gain	3.14		1.45		0.10		2.94		3.71
Total from investment operations	3.28		1.59		0.20		3.03		3.80
Less distributions to shareholders:
Net investment income	(0.11)		(0.15)		(0.09)		(0.09)		(0.09)
Net realized gains	(0.50)		(0.54)		(0.52)		(0.05)		—
Total distributions to shareholders	(0.61)		(0.69)		(0.61)		(0.14)		(0.09)
Net asset value, end of period	$15.49		$12.82		$11.92		$12.33		$9.44
Total return	26.04%		14.03%		2.12%		32.16%		66.35%
Ratios to average net assets(a)
Total gross expenses	0.66%		0.66%		0.66%		0.50%		0.49%
Total net expenses(b)	0.45	%(c)	0.45	%(c)	0.45	%(c)	0.45	%(c)	0.43	%(c)
Net investment income	0.95%		1.18%		0.83%		0.83%		1.10%
Supplemental data
Net assets, end of period (in thousands)	$970,805		$592,450		$470,550		$339,724		$168,264
Portfolio turnover	14%		20%		15%		10%		15%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Mid Cap Index Fund

Financial Highlights (continued)

			Year Ended	Year Ended
	Year Ended February 28,		February 29,	February 28,
Class I	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$12.77	$11.88	$12.29	$10.19
Income from investment operations:
Net investment income	0.17	0.17	0.12	0.04
Net realized and unrealized gain	3.14	1.44	0.11	2.22
Total from investment operations	3.31	1.61	0.23	2.26
Less distributions to shareholders:
Net investment income	(0.15)	(0.18)	(0.12)	(0.11)
Net realized gains	(0.50)	(0.54)	(0.52)	(0.05)
Total distributions to shareholders	(0.65)	(0.72)	(0.64)	(0.16)
Net asset value, end of period	$15.43	$12.77	$11.88	$12.29
Total return	26.36%	14.34%	2.40%	22.27%
Ratios to average net assets(b)
Total gross expenses	0.21%	0.24%	0.20%	0.23	%(c)
Total net expenses(d)	0.20%	0.15%	0.19%	0.19	%(c)(e)
Net investment income	1.21%	1.48%	1.08%	0.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$3	$3	$3
Portfolio turnover	14%	20%	15%	10%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Mid Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.95	$11.81
Income from investment operations:
Net investment income	0.17	0.07
Net realized and unrealized gain	3.19	1.57
Total from investment operations	3.36	1.64
Less distributions to shareholders:
Net investment income	(0.15)	(0.16)
Net realized gains	(0.50)	(0.34)
Total distributions to shareholders	(0.65)	(0.50)
Net asset value, end of period	$15.66	$12.95
Total return	26.38%	14.34%
Ratios to average net assets(b)
Total gross expenses	0.27%	0.21	%(c)
Total net expenses(d)	0.20%	0.16	%(c)
Net investment income	1.16%	1.82	%(c)
Supplemental data
Net assets, end of period (in thousands)	$504,850	$3
Portfolio turnover	14%	20%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Mid Cap Index Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.78		$11.88		$12.29		$9.41		$5.71
Income from investment operations:
Net investment income	0.17		0.16		0.12		0.11		0.11
Net realized and unrealized gain	3.13		1.45		0.11		2.93		3.69
Total from investment operations	3.30		1.61		0.23		3.04		3.80
Less distributions to shareholders:
Net investment income	(0.15)		(0.17)		(0.12)		(0.11)		(0.10)
Net realized gains	(0.50)		(0.54)		(0.52)		(0.05)		—
Total distributions to shareholders	(0.65)		(0.71)		(0.64)		(0.16)		(0.10)
Net asset value, end of period	$15.43		$12.78		$11.88		$12.29		$9.41
Total return	26.25%		14.35%		2.39%		32.45%		66.71%
Ratios to average net assets(a)
Total gross expenses	0.41%		0.41%		0.41%		0.25%		0.24%
Total net expenses(b)	0.20	%(c)	0.20	%(c)	0.20	%(c)	0.20	%(c)	0.18	%(c)
Net investment income	1.21%		1.39%		1.07%		1.08%		1.36%
Supplemental data
Net assets, end of period (in thousands)	$2,295,909		$2,014,694		$2,517,203		$2,479,455		$1,791,140
Portfolio turnover	14%		20%		15%		10%		15%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Mid Cap Index Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014
26

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master

Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

Annual Report 2014
27

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	5,050,784	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	20,702,331
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(124,347)

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	9,085

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when

Annual Report 2014
28

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $8,375.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2014
29

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $160.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through June 30, 2014
Class A	0.45%
Class I	0.20
Class R5	0.20
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, derivative investments, and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require

Annual Report 2014
30

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(977,408)
Accumulated net realized gain	(12,229,975)
Paid-in capital	13,207,383

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$44,152,563	$33,428,068
Long-term capital gains	100,829,028	101,396,755
Total	$144,981,591	$134,824,823

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,524,899
Undistributed accumulated long-term gain	51,231,098
Unrealized appreciation	1,330,531,275

At February 28, 2014, the cost of investments for federal income tax purposes was $2,424,588,393 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,370,870,225
Unrealized depreciation	(40,338,950)
Net unrealized appreciation	$1,330,531,275

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $893,393,981 and $434,068,686, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 24.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest

Annual Report 2014
31

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
32

Columbia Mid Cap Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Mid Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Index Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
33

Columbia Mid Cap Index Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	70.42%
Dividends Received Deduction	70.55%
Capital Gain Dividend	$147,926,637

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
34

Columbia Mid Cap Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
35

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
36

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Annual Report 2014
37

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
38

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
39

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
40

Columbia Mid Cap Index Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Mid Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN196_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Mid Cap Value Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Mid Cap Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Mid Cap Value Fund

Performance Overview

Performance Summary

>  Columbia Mid Cap Value Fund (the Fund) Class A shares returned 30.10% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 26.50% for the same time period.

>  Bottom-up security selection, which focused on mid-cap companies with attractive stock valuations and the potential for improved operating profit margins, drove the Fund's performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/20/01
Excluding sales charges		30.10	25.68	9.49
Including sales charges		22.60	24.20	8.84
Class B	11/20/01
Excluding sales charges		29.16	24.74	8.67
Including sales charges		24.16	24.58	8.67
Class C	11/20/01
Excluding sales charges		29.11	24.76	8.67
Including sales charges		28.11	24.76	8.67
Class I*	09/27/10	30.59	26.06	9.65
Class K*	03/07/11	30.26	25.81	9.54
Class R*	01/23/06	29.77	25.36	9.21
Class R4*	11/08/12	30.40	25.78	9.53
Class R5*	11/08/12	30.64	25.83	9.55
Class W*	09/27/10	30.02	25.68	9.48
Class Y*	07/15/09	30.65	26.08	9.66
Class Z	11/20/01	30.37	26.00	9.76
Russell Midcap Value Index		26.50	28.09	10.09

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Mid Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Mid Cap Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 30.10% excluding sales charges. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 26.50% for the same time period. Bottom-up security selection, which focused on mid-cap companies with attractive stock valuations and the potential for improved operating profit margins, drove the Fund's performance advantage over its benchmark.

Stocks Rose in Favorable Market Environment

Stocks rose to record levels over the 12 months that ended February 28, 2014, aided by an improving U.S. economy, as evidenced by continued job gains, a pickup in manufacturing and a rebound in housing. Intermittent weak economic data, political uncertainty and fears of military conflict did little to slow the market's momentum. Stocks dipped midway through the period after the U.S. Federal Reserve (the Fed) hinted that it was ready to taper its bond buying but quickly recovered when those plans were pushed out to 2014. The budget stalemate in Washington and subsequent federal government shutdown last fall also pressured returns, but the rally rebooted once Congress reached a bipartisan agreement. The market paused again in January in the midst of severe winter weather that dampened job growth. But stocks took off again in February after reassurance from new Fed Chair Janet Yellen that monetary policy was unlikely to change, leaving stocks with solid double-digit returns for the year.

Financials, Health Care and Materials Stocks Aided Results

In financials, the Fund benefited from favorable stock selection, particularly in insurance, and from a sizable underweight in real estate investment trusts (REITs), which lagged as interest rates rose. The top individual contributor in the sector, however, was online broker TD Ameritrade Holding, whose share price rose as the market rally boosted trading activity and asset growth.

In health care, a large overweight and triple-digit gains in pharmaceuticals aided performance. Standouts included Ireland-based biopharmaceutical company Jazz Pharmaceuticals, whose stock benefited from easing concern around potential generic competition and an acquisition that investors liked; Forest Laboratories, whose shares were aided by new management's cost cutting and a late-period buyout offer from specialty pharmaceutical Actavis; and Actavis itself. Actavis shares rose when the company received approval to launch a generic version of a well-known asthma medicine and later offered to buy Forest Labs.

In materials, security selection in both the chemicals and containers and packaging segments helped relative results. Top individual contributors included Packaging Corp. of America, which saw gains in its stock price from improved end-market demand, more rational supply for containerboard and better-than-expected results from a recent acquisition. In addition, shares of Netherlands-based aircraft-leasing company AerCap Holdings advanced after the company announced it would buy the commercial aircraft-leasing subsidiary of insurer American International Group. Jazz, Actavis and AerCap were out-of-benchmark positions.

Cash and Consumer Staples Detracted from Results

A small cash position in a strong up market and slight underperformance from stock selection in the consumer staples sector detracted from relative

Portfolio Management

David Hoffman

Diane Sobin, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Raymond James Financial, Inc.	2.0
Forest Laboratories, Inc.	1.8
Fifth Third Bancorp	1.8
Zimmer Holdings, Inc.	1.8
Portland General Electric Co.	1.7
Hartford Financial Services Group, Inc. (The)	1.7
Host Hotels & Resorts, Inc.	1.7
TD Ameritrade Holding Corp.	1.6
Noble Energy, Inc.	1.6
SL Green Realty Corp.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Mid Cap Value Fund

Manager Discussion of Fund Performance (continued)

performance. Individual disappointments included REIT Rayonier, whose shares declined amid news that pricing in its specialty cellulose business would not be as robust as anticipated. Shares of retailer Abercrombie & Fitch fell late in the period after the company reported weaker-than-expected same-store sales comparisons and higher-than-expected e-commerce expenses. An investment in energy equipment provider Cameron International also declined due to a string of disappointments related to its execution in the drilling business. Finally, an out-of-benchmark stake in Citrix Systems, known for its remote access software, suffered after the company missed earnings estimates and lowered its earnings guidance. Both Abercrombie & Fitch and Citrix were sold.

Looking Ahead

Given the market's recent rise, we are somewhat cautious looking ahead. At present, we maintain our conviction around housing, energy infrastructure, travel and leisure, basic materials, and certain financial stocks, areas with, in our opinion, earnings well below normal levels and the potential for above-market returns. However, over the past year, we became more selective, pruning or eliminating stocks that we believe had elevated valuations or diminished opportunity for long-term fundamental improvement and adding to what we viewed as higher-conviction names as well as companies we believed were suffering from temporary company-specific setbacks. By period end, the Fund had fewer holdings and bigger average stock positions.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	96.4
Consumer Discretionary	10.2
Consumer Staples	1.5
Energy	9.3
Financials	28.7
Health Care	7.7
Industrials	11.9
Information Technology	9.7
Materials	5.1
Telecommunication Services	1.5
Utilities	10.8
Money Market Funds	3.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Share prices of mid-capitalization companies tend to be more volatile than those of larger companies. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Mid Cap Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,197.70	1,019.10	6.41	5.89	1.17
Class B	1,000.00	1,000.00	1,193.90	1,015.36	10.50	9.65	1.92
Class C	1,000.00	1,000.00	1,193.80	1,015.36	10.50	9.65	1.92
Class I	1,000.00	1,000.00	1,200.30	1,021.29	4.00	3.68	0.73
Class K	1,000.00	1,000.00	1,199.20	1,019.80	5.65	5.19	1.03
Class R	1,000.00	1,000.00	1,196.70	1,017.85	7.78	7.14	1.42
Class R4	1,000.00	1,000.00	1,199.70	1,020.44	4.94	4.53	0.90
Class R5	1,000.00	1,000.00	1,200.40	1,020.94	4.39	4.03	0.80
Class W	1,000.00	1,000.00	1,197.70	1,019.25	6.25	5.74	1.14
Class Y	1,000.00	1,000.00	1,201.00	1,021.24	4.06	3.73	0.74
Class Z	1,000.00	1,000.00	1,199.50	1,020.34	5.04	4.63	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
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Columbia Mid Cap Value Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 95.8%

Issuer	Shares	Value ($)
Consumer Discretionary 10.1%
Auto Components 1.3%
TRW Automotive Holdings Corp.(a)	622,050	51,207,156
Automobiles 1.0%
Harley-Davidson, Inc.	557,311	36,815,965
Diversified Consumer Services 0.5%
Houghton Mifflin Harcourt Co.(a)	1,014,114	20,606,796
Hotels, Restaurants & Leisure 2.5%
Royal Caribbean Cruises Ltd.	798,650	42,272,545
Starwood Hotels & Resorts Worldwide, Inc.	652,075	53,770,104
Total		96,042,649
Household Durables 1.3%
D.R. Horton, Inc.	2,003,825	49,213,942
Media 1.8%
DISH Network Corp., Class A(a)	672,848	39,590,376
Interpublic Group of Companies, Inc. (The)	1,759,725	31,182,327
Total		70,772,703
Multiline Retail 0.9%
Macy's, Inc.	609,000	35,236,740
Specialty Retail 0.8%
Sally Beauty Holdings, Inc.(a)	1,096,000	31,455,200
Total Consumer Discretionary		391,351,151
Consumer Staples 1.5%
Food Products 1.5%
Hershey Co. (The)	240,075	25,404,736
JM Smucker Co. (The)	335,690	33,572,357
Total		58,977,093
Total Consumer Staples		58,977,093
Energy 9.3%
Energy Equipment & Services 3.8%
Cameron International Corp.(a)	338,450	21,681,107
Frank's International NV	529,727	12,522,746
Oceaneering International, Inc.	287,275	20,563,145
Superior Energy Services, Inc.	1,484,400	43,923,396
Weatherford International Ltd.(a)	2,874,950	47,925,416
Total		146,615,810
Oil, Gas & Consumable Fuels 5.5%
Cabot Oil & Gas Corp.	726,350	25,422,250

Common Stocks (continued)

Issuer	Shares	Value ($)
Cimarex Energy Co.	343,765	39,777,048
HollyFrontier Corp.	335,400	15,284,178
Marathon Petroleum Corp.	517,800	43,495,200
Noble Energy, Inc.	853,225	58,667,751
Whiting Petroleum Corp.(a)	448,816	30,838,148
Total		213,484,575
Total Energy		360,100,385
Financials 28.5%
Capital Markets 3.4%
Raymond James Financial, Inc.	1,370,550	72,337,629
TD Ameritrade Holding Corp.	1,761,125	58,874,409
Total		131,212,038
Commercial Banks 8.6%
CIT Group, Inc.	1,079,025	52,526,937
City National Corp.	555,312	41,553,997
Cullen/Frost Bankers, Inc.	519,400	38,768,016
East West Bancorp, Inc.	1,245,150	44,439,404
Fifth Third Bancorp	3,007,451	65,246,649
M&T Bank Corp.	407,675	47,530,828
Zions Bancorporation	1,314,383	41,008,750
Total		331,074,581
Insurance 6.8%
Aon PLC	582,000	49,819,200
Brown & Brown, Inc.	1,495,375	45,010,787
Hartford Financial Services Group, Inc. (The)	1,765,618	62,132,097
Lincoln National Corp.	1,055,075	52,890,910
Principal Financial Group, Inc.	1,143,202	51,844,211
Total		261,697,205
Real Estate Investment Trusts (REITs) 8.7%
Colony Financial, Inc.	802,175	18,113,112
Extra Space Storage, Inc.	459,554	22,564,101
Host Hotels & Resorts, Inc.	3,152,272	62,005,190
Rayonier, Inc.	883,859	41,620,920
SL Green Realty Corp.	582,175	57,827,443
Taubman Centers, Inc.	641,950	45,225,378
UDR, Inc.	1,873,825	48,363,423
Weyerhaeuser Co.	1,457,761	43,018,527
Total		338,738,094

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Mid Cap Value Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Management & Development 1.0%
CBRE Group, Inc., Class A(a)	1,452,361	40,593,490
Total Financials		1,103,315,408
Health Care 7.7%
Health Care Equipment & Supplies 3.0%
Teleflex, Inc.	488,350	49,806,816
Zimmer Holdings, Inc.	693,250	65,054,580
Total		114,861,396
Health Care Providers & Services 0.7%
Community Health Systems, Inc.(a)	689,925	28,638,787
Pharmaceuticals 4.0%
Forest Laboratories, Inc.(a)	695,150	67,825,785
Jazz Pharmaceuticals PLC(a)	368,625	56,010,726
Salix Pharmaceuticals Ltd.(a)	290,300	31,329,176
Total		155,165,687
Total Health Care		298,665,870
Industrials 11.8%
Airlines 0.9%
United Continental Holdings, Inc.(a)	805,125	36,198,420
Building Products 1.3%
USG Corp.(a)	1,429,175	50,492,753
Electrical Equipment 0.8%
Babcock & Wilcox Co. (The)	897,100	29,568,416
Industrial Conglomerates 1.0%
Carlisle Companies, Inc.	479,425	38,027,991
Machinery 3.2%
Crane Co.	474,775	33,908,430
Dover Corp.	438,703	41,369,693
Manitowoc Co., Inc. (The)	712,950	22,058,673
Navistar International Corp.(a)	746,875	28,007,813
Total		125,344,609
Road & Rail 1.8%
Hertz Global Holdings, Inc.(a)	1,351,650	37,859,716
Ryder System, Inc.	426,525	32,125,863
Total		69,985,579
Trading Companies & Distributors 2.8%
AerCap Holdings NV(a)	1,168,844	50,260,292
United Rentals, Inc.(a)	342,975	30,298,412

Common Stocks (continued)

Issuer	Shares	Value ($)
WESCO International, Inc.(a)	315,425	27,192,789
Total		107,751,493
Total Industrials		457,369,261
Information Technology 9.6%
Communications Equipment 0.9%
Aruba Networks, Inc.(a)	729,525	14,962,558
F5 Networks, Inc.(a)	171,100	19,221,374
Total		34,183,932
Electronic Equipment, Instruments & Components 1.3%
Arrow Electronics, Inc.(a)	434,700	24,617,061
FLIR Systems, Inc.	717,850	24,507,399
Total		49,124,460
IT Services 1.0%
Xerox Corp.	3,724,700	40,934,453
Semiconductors & Semiconductor Equipment 4.4%
Avago Technologies Ltd.	439,725	27,131,033
KLA-Tencor Corp.	465,350	30,317,552
Lam Research Corp.(a)	641,425	33,180,915
Micron Technology, Inc.(a)	1,546,725	37,415,278
NXP Semiconductor NV(a)	468,175	26,325,480
Skyworks Solutions, Inc.(a)	436,675	15,484,496
Total		169,854,754
Software 2.0%
Autodesk, Inc.(a)	542,575	28,463,484
Electronic Arts, Inc.(a)	885,075	25,304,294
PTC, Inc.(a)	619,150	24,338,787
Total		78,106,565
Total Information Technology		372,204,164
Materials 5.1%
Chemicals 2.3%
International Flavors & Fragrances, Inc.	300,450	28,179,205
Methanex Corp.	303,175	21,322,298
PPG Industries, Inc.	195,300	38,634,246
Total		88,135,749
Containers & Packaging 1.9%
Packaging Corp. of America	626,475	45,663,763
Sealed Air Corp.	807,925	27,501,767
Total		73,165,530

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Mid Cap Value Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 0.9%
Steel Dynamics, Inc.	1,933,275	33,716,316
Total Materials		195,017,595
Telecommunication Services 1.5%
Wireless Telecommunication Services 1.5%
SBA Communications Corp., Class A(a)	483,150	45,981,386
Telephone & Data Systems, Inc.	456,075	10,393,949
Total		56,375,335
Total Telecommunication Services		56,375,335
Utilities 10.7%
Electric Utilities 5.1%
Edison International	748,250	39,185,853
Great Plains Energy, Inc.	1,956,950	51,409,076
Portland General Electric Co.	1,985,875	63,150,825
PPL Corp.	1,361,925	43,976,558
Total		197,722,312
Gas Utilities 0.9%
Questar Corp.	1,513,475	35,945,031
Independent Power Producers & Energy Traders 2.8%
AES Corp. (The)	4,009,775	54,733,429
NRG Energy, Inc.	1,780,700	51,764,949
Total		106,498,378

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.9%
CMS Energy Corp.	1,388,800	39,483,584
Sempra Energy	368,574	34,819,186
Total		74,302,770
Total Utilities		414,468,491
Total Common Stocks (Cost: $2,481,659,240)		3,707,844,753

Money Market Funds 3.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	139,344,865	139,344,865
Total Money Market Funds (Cost: $139,344,865)		139,344,865
Total Investments (Cost: $2,621,004,105)		3,847,189,618
Other Assets & Liabilities, Net		23,451,382
Net Assets		3,870,641,000

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	51,855,363	1,155,054,850	(1,067,565,348)	139,344,865	94,661	139,344,865

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Mid Cap Value Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Mid Cap Value Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	391,351,151	—	—	391,351,151
Consumer Staples	58,977,093	—	—	58,977,093
Energy	360,100,385	—	—	360,100,385
Financials	1,103,315,408	—	—	1,103,315,408
Health Care	298,665,870	—	—	298,665,870
Industrials	457,369,261	—	—	457,369,261
Information Technology	372,204,164	—	—	372,204,164
Materials	195,017,595	—	—	195,017,595
Telecommunication Services	56,375,335	—	—	56,375,335
Utilities	414,468,491	—	—	414,468,491
Total Equity Securities	3,707,844,753	—	—	3,707,844,753
Mutual Funds
Money Market Funds	139,344,865	—	—	139,344,865
Total Mutual Funds	139,344,865	—	—	139,344,865
Total	3,847,189,618	—	—	3,847,189,618

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Mid Cap Value Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,481,659,240)	$3,707,844,753
Affiliated issuers (identified cost $139,344,865)	139,344,865
Total investments (identified cost $2,621,004,105)	3,847,189,618
Receivable for:
Investments sold	38,570,188
Capital shares sold	2,123,477
Dividends	3,841,829
Prepaid expenses	4,733
Other assets	982
Total assets	3,891,730,827
Liabilities
Payable for:
Investments purchased	15,219,539
Capital shares purchased	4,746,885
Investment management fees	69,548
Distribution and/or service fees	12,429
Transfer agent fees	693,144
Administration fees	5,262
Plan administration fees	3
Compensation of board members	142,636
Other expenses	200,381
Total liabilities	21,089,827
Net assets applicable to outstanding capital stock	$3,870,641,000
Represented by
Paid-in capital	$2,348,400,004
Excess of distributions over net investment income	(142,532)
Accumulated net realized gain	296,198,015
Unrealized appreciation (depreciation) on:
Investments	1,226,185,513
Total — representing net assets applicable to outstanding capital stock	$3,870,641,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Mid Cap Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$1,098,949,198
Shares outstanding	58,949,762
Net asset value per share	$18.64
Maximum offering price per share(a)	$19.78
Class B
Net assets	$15,034,457
Shares outstanding	836,401
Net asset value per share	$17.98
Class C
Net assets	$133,281,557
Shares outstanding	7,383,328
Net asset value per share	$18.05
Class I
Net assets	$87,661,645
Shares outstanding	4,701,846
Net asset value per share	$18.64
Class K
Net assets	$16,410
Shares outstanding	878
Net asset value per share(b)	$18.70
Class R
Net assets	$62,085,325
Shares outstanding	3,336,309
Net asset value per share	$18.61
Class R4
Net assets	$10,579,557
Shares outstanding	558,239
Net asset value per share	$18.95
Class R5
Net assets	$28,245,128
Shares outstanding	1,490,086
Net asset value per share	$18.96
Class W
Net assets	$645,145
Shares outstanding	34,606
Net asset value per share	$18.64
Class Y
Net assets	$10,175,412
Shares outstanding	545,703
Net asset value per share	$18.65

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Mid Cap Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class Z
Net assets	$2,423,967,166
Shares outstanding	129,821,048
Net asset value per share	$18.67

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Mid Cap Value Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$55,090,140
Dividends — affiliated issuers	94,661
Foreign taxes withheld	(64,496)
Total income	55,120,305
Expenses:
Investment management fees	25,236,516
Distribution and/or service fees
Class A	2,617,048
Class B	158,182
Class C	1,228,029
Class R	306,478
Class W	165,640
Transfer agent fees
Class A	1,997,358
Class B	30,214
Class C	234,264
Class K	8
Class R	117,005
Class R4	81,501
Class R5	3,475
Class W	126,820
Class Z	4,445,367
Administration fees	1,911,227
Plan administration fees
Class K	38
Compensation of board members	93,486
Custodian fees	25,264
Printing and postage fees	439,340
Registration fees	107,231
Professional fees	66,458
Other	190,295
Total expenses	39,581,244
Expense reductions	(10,250)
Total net expenses	39,570,994
Net investment income	15,549,311
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	682,569,989
Net realized gain	682,569,989
Net change in unrealized appreciation (depreciation) on:
Investments	316,029,652
Net change in unrealized appreciation (depreciation)	316,029,652
Net realized and unrealized gain	998,599,641
Net increase in net assets resulting from operations	$1,014,148,952

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Mid Cap Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$15,549,311	$33,104,848
Net realized gain	682,569,989	323,437,559
Net change in unrealized appreciation (depreciation)	316,029,652	198,899,713
Net increase in net assets resulting from operations	1,014,148,952	555,442,120
Distributions to shareholders
Net investment income
Class A	(4,065,780)	(7,170,777)
Class B	—	(20,221)
Class C	(21)	(129,220)
Class I	(1,162,726)	(1,819,725)
Class K	(82)	(108)
Class R	(98,634)	(314,169)
Class R4	(176,861)	(7)
Class R5	(39,699)	(8)
Class W	(262,882)	(515,159)
Class Y	(59,760)	(9,251)
Class Z	(14,749,869)	(22,426,154)
Net realized gains
Class A	(110,660,927)	—
Class B	(1,645,296)	—
Class C	(13,376,576)	—
Class I	(8,972,565)	—
Class K	(1,686)	—
Class R	(6,445,418)	—
Class R4	(1,168,173)	—
Class R5	(1,491,804)	—
Class W	(2,213,063)	—
Class Y	(908,198)	—
Class Z	(240,782,029)	—
Total distributions to shareholders	(408,282,049)	(32,404,799)
Increase (decrease) in net assets from capital stock activity	(461,124,890)	(842,012,844)
Total increase (decrease) in net assets	144,742,013	(318,975,523)
Net assets at beginning of year	3,725,898,987	4,044,874,510
Net assets at end of year	$3,870,641,000	$3,725,898,987
Undistributed (excess of distributions over) net investment income	$(142,532)	$2,485,205

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Mid Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	9,169,646	160,138,369	8,635,469	123,597,572
Distributions reinvested	6,160,842	106,256,843	471,483	6,604,196
Redemptions	(18,258,395)	(320,107,786)	(28,860,994)	(408,951,908)
Net decrease	(2,927,907)	(53,712,574)	(19,754,042)	(278,750,140)
Class B shares
Subscriptions	43,753	736,390	18,573	256,399
Distributions reinvested	88,045	1,467,788	1,294	17,749
Redemptions(b)	(372,363)	(6,310,149)	(624,470)	(8,597,881)
Net decrease	(240,565)	(4,105,971)	(604,603)	(8,323,733)
Class C shares
Subscriptions	669,422	11,370,828	336,505	4,749,574
Distributions reinvested	629,478	10,538,700	7,236	99,746
Redemptions	(1,294,360)	(22,036,287)	(2,208,566)	(30,709,256)
Net increase (decrease)	4,540	(126,759)	(1,864,825)	(25,859,936)
Class I shares
Subscriptions	29,438	513,418	2,101,736	29,687,470
Distributions reinvested	589,320	10,133,695	129,936	1,819,598
Redemptions	(5,922,674)	(109,296,578)	(2,547,087)	(36,055,306)
Net decrease	(5,303,916)	(98,649,465)	(315,415)	(4,548,238)
Class K shares
Distributions reinvested	17	289	1	18
Net increase	17	289	1	18
Class R shares
Subscriptions	1,191,523	20,737,688	1,119,132	15,985,362
Distributions reinvested	366,748	6,319,443	21,819	304,895
Redemptions	(1,904,641)	(33,275,221)	(3,225,643)	(45,873,020)
Net decrease	(346,370)	(6,218,090)	(2,084,692)	(29,582,763)
Class R4 shares
Subscriptions	5,532,458	97,518,368	176	2,500
Distributions reinvested	77,048	1,344,672	—	—
Redemptions	(5,051,443)	(96,987,634)	—	—
Net increase	558,063	1,875,406	176	2,500
Class R5 shares
Subscriptions	1,504,220	27,603,379	175	2,500
Distributions reinvested	87,217	1,531,135	1	8
Redemptions	(101,527)	(1,867,200)	—	—
Net increase	1,489,910	27,267,314	176	2,508

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Mid Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	1,891,459	33,155,124	1,499,020	21,790,489
Distributions reinvested	144,261	2,474,953	36,737	515,108
Redemptions	(6,966,374)	(128,096,278)	(2,132,169)	(29,795,402)
Net decrease	(4,930,654)	(92,466,201)	(596,412)	(7,489,805)
Class Y shares
Subscriptions	332,077	5,769,301	324,062	4,836,824
Distributions reinvested	56,000	965,514	625	9,079
Redemptions	(152,803)	(2,663,342)	(16,552)	(254,762)
Net increase	235,274	4,071,473	308,135	4,591,141
Class Z shares
Subscriptions	13,105,450	228,177,668	39,469,984	550,791,418
Distributions reinvested	11,926,461	205,872,527	1,267,831	17,779,812
Redemptions	(38,453,702)	(673,110,507)	(74,156,868)	(1,060,625,626)
Net decrease	(13,421,791)	(239,060,312)	(33,419,053)	(492,054,396)
Total net decrease	(24,883,399)	(461,124,890)	(58,330,554)	(842,012,844)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Mid Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$16.02		$13.91		$14.24		$11.18		$6.87
Income from investment operations:
Net investment income	0.05		0.11		0.07		0.13	(a)	0.07
Net realized and unrealized gain (loss)	4.60		2.10		(0.33)		3.07		4.32
Total from investment operations	4.65		2.21		(0.26)		3.20		4.39
Less distributions to shareholders:
Net investment income	(0.07)		(0.10)		(0.07)		(0.14)		(0.07)
Net realized gains	(1.96)		—		—		—		—
Tax return of capital	—		—		—		—		(0.01)
Total distributions to shareholders	(2.03)		(0.10)		(0.07)		(0.14)		(0.08)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	0.00	(b)
Net asset value, end of period	$18.64		$16.02		$13.91		$14.24		$11.18
Total return	30.10%		16.03%		(1.75%)		28.87%		64.09%
Ratios to average net assets(c)
Total gross expenses	1.17%		1.19%		1.18%		1.13%		1.17%
Total net expenses(d)	1.17	%(e)	1.19	%(e)	1.18	%(e)	1.13	%(e)	1.17	%(e)
Net investment income	0.27%		0.75%		0.59%		1.05%		0.71%
Supplemental data
Net assets, end of period (in thousands)	$1,098,949		$991,510		$1,135,303		$1,511,519		$1,441,388
Portfolio turnover	48%		36%		39%		50%		56%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Mid Cap Value Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.56		$13.52		$13.89		$10.94		$6.73
Income from investment operations:
Net investment income (loss)	(0.08)		0.00	(a)	(0.02)		0.03	(b)	(0.00	)(a)
Net realized and unrealized gain (loss)	4.46		2.06		(0.34)		3.01		4.23
Total from investment operations	4.38		2.06		(0.36)		3.04		4.23
Less distributions to shareholders:
Net investment income	—		(0.02)		(0.01)		(0.09)		(0.02)
Net realized gains	(1.96)		—		—		—		—
Tax return of capital	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(1.96)		(0.02)		(0.01)		(0.09)		(0.02)
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of period	$17.98		$15.56		$13.52		$13.89		$10.94
Total return	29.16%		15.22%		(2.55%)		27.89%		62.86%
Ratios to average net assets(c)
Total gross expenses	1.92%		1.94%		1.93%		1.88%		1.92%
Total net expenses(d)	1.92	%(e)	1.94	%(e)	1.93	%(e)	1.88	%(e)	1.92	%(e)
Net investment income (loss)	(0.48%)		0.01%		(0.19%)		0.28%		(0.01%)
Supplemental data
Net assets, end of period (in thousands)	$15,034		$16,759		$22,740		$44,651		$68,110
Portfolio turnover	48%		36%		39%		50%		56%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Mid Cap Value Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.62		$13.57		$13.94		$10.98		$6.75
Income from investment operations:
Net investment income (loss)	(0.08)		0.00	(a)	(0.02)		0.04	(b)	(0.00	)(a)
Net realized and unrealized gain (loss)	4.47		2.07		(0.34)		3.01		4.25
Total from investment operations	4.39		2.07		(0.36)		3.05		4.25
Less distributions to shareholders:
Net investment income	—		(0.02)		(0.01)		(0.09)		(0.02)
Net realized gains	(1.96)		—		—		—		—
Tax return of capital	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(1.96)		(0.02)		(0.01)		(0.09)		(0.02)
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of period	$18.05		$15.62		$13.57		$13.94		$10.98
Total return	29.11%		15.24%		(2.54%)		27.88%		62.97%
Ratios to average net assets(c)
Total gross expenses	1.92%		1.94%		1.93%		1.88%		1.92%
Total net expenses(d)	1.92	%(e)	1.94	%(e)	1.93	%(e)	1.88	%(e)	1.92	%(e)
Net investment income (loss)	(0.49%)		0.00	%(a)	(0.17%)		0.30%		(0.03%)
Supplemental data
Net assets, end of period (in thousands)	$133,282		$115,248		$125,463		$173,457		$181,941
Portfolio turnover	48%		36%		39%		50%		56%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Mid Cap Value Fund

Financial Highlights (continued)

			Year Ended	Year Ended
	Year Ended February 28,		February 29,	February 28,
Class I	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$16.03	$13.91	$14.24	$11.68
Income from investment operations:
Net investment income	0.12	0.17	0.13	0.03
Net realized and unrealized gain (loss)	4.59	2.12	(0.33)	2.58
Total from investment operations	4.71	2.29	(0.20)	2.61
Less distributions to shareholders:
Net investment income	(0.14)	(0.17)	(0.13)	(0.05)
Net realized gains	(1.96)	—	—	—
Total distributions to shareholders	(2.10)	(0.17)	(0.13)	(0.05)
Proceeds from regulatory settlements	—	—	0.00 (b)	—
Net asset value, end of period	$18.64	$16.03	$13.91	$14.24
Total return	30.59%	16.61%	(1.32%)	22.40%
Ratios to average net assets(c)
Total gross expenses	0.73%	0.74%	0.73%	0.72	%(d)
Total net expenses(e)	0.73%	0.74%	0.73%	0.72	%(d)
Net investment income	0.69%	1.19%	1.03%	0.53	%(d)
Supplemental data
Net assets, end of period (in thousands)	$87,662	$160,368	$143,562	$150,603
Portfolio turnover	48%	36%	39%	50%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,
Class K	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$16.07	$13.94	$14.06
Income from investment operations:
Net investment income	0.07	0.13	0.11
Net realized and unrealized gain (loss)	4.61	2.13	(0.15)
Total from investment operations	4.68	2.26	(0.04)
Less distributions to shareholders:
Net investment income	(0.09)	(0.13)	(0.08)
Net realized gains	(1.96)	—	—
Total distributions to shareholders	(2.05)	(0.13)	(0.08)
Proceeds from regulatory settlements	—	—	0.00	(b)
Net asset value, end of period	$18.70	$16.07	$13.94
Total return	30.26%	16.31%	(0.23%)
Ratios to average net assets(c)
Total gross expenses	1.03%	1.04%	1.05	%(d)
Total net expenses(e)	1.03%	1.01%	1.03	%(d)
Net investment income	0.40%	0.93%	0.86	%(d)
Supplemental data
Net assets, end of period (in thousands)	$16	$14	$12
Portfolio turnover	48%	36%	39%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Mid Cap Value Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$16.00		$13.89		$14.23		$11.18		$6.87
Income from investment operations:
Net investment income	0.00	(a)	0.07		0.01		0.10	(b)	0.04
Net realized and unrealized gain (loss)	4.59		2.11		(0.31)		3.07		4.33
Total from investment operations	4.59		2.18		(0.30)		3.17		4.37
Less distributions to shareholders:
Net investment income	(0.02)		(0.07)		(0.04)		(0.12)		(0.05)
Net realized gains	(1.96)		—		—		—		—
Tax return of capital	—		—		—		—		(0.01)
Total distributions to shareholders	(1.98)		(0.07)		(0.04)		(0.12)		(0.06)
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of period	$18.61		$16.00		$13.89		$14.23		$11.18
Total return	29.77%		15.76%		(2.04%)		28.53%		63.69%
Ratios to average net assets(c)
Total gross expenses	1.42%		1.44%		1.45%		1.38%		1.42%
Total net expenses(d)	1.42	%(e)	1.44	%(e)	1.43	%(e)	1.38	%(e)	1.42	%(e)
Net investment income	0.02%		0.50%		0.15%		0.80%		0.44%
Supplemental data
Net assets, end of period (in thousands)	$62,085		$58,923		$80,096		$337,001		$276,046
Portfolio turnover	48%		36%		39%		50%		56%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$16.26		$14.24
Income from investment operations:
Net investment income	0.09		0.06
Net realized and unrealized gain	4.67		2.00
Total from investment operations	4.76		2.06
Less distributions to shareholders:
Net investment income	(0.11)		(0.04)
Net realized gains	(1.96)		—
Total distributions to shareholders	(2.07)		(0.04)
Net asset value, end of period	$18.95		$16.26
Total return	30.40%		14.49%
Ratios to average net assets(b)
Total gross expenses	0.92%		0.85	%(c)
Total net expenses(d)	0.92	%(e)	0.85	%(c)
Net investment income	0.48%		1.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10,580		$3
Portfolio turnover	48%		36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$16.26	$14.24
Income from investment operations:
Net investment income	0.12	0.06
Net realized and unrealized gain	4.67	2.00
Total from investment operations	4.79	2.06
Less distributions to shareholders:
Net investment income	(0.13)	(0.04)
Net realized gains	(1.96)	—
Total distributions to shareholders	(2.09)	(0.04)
Net asset value, end of period	$18.96	$16.26
Total return	30.64%	14.52%
Ratios to average net assets(b)
Total gross expenses	0.80%	0.77	%(c)
Total net expenses(d)	0.80%	0.77	%(c)
Net investment income	0.67%	1.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$28,245	$3
Portfolio turnover	48%	36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Mid Cap Value Fund

Financial Highlights (continued)

					Year Ended		Year Ended
	Year Ended February 28,				February 29,		February 28,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$16.03		$13.91		$14.24		$11.69
Income from investment operations:
Net investment income	0.04		0.11		0.09		0.02
Net realized and unrealized gain (loss)	4.60		2.11		(0.35)		2.57
Total from investment operations	4.64		2.22		(0.26)		2.59
Less distributions to shareholders:
Net investment income	(0.07)		(0.10)		(0.07)		(0.04)
Net realized gains	(1.96)		—		—		—
Total distributions to shareholders	(2.03)		(0.10)		(0.07)		(0.04)
Proceeds from regulatory settlements	—		—		0.00	(b)	—
Net asset value, end of period	$18.64		$16.03		$13.91		$14.24
Total return	30.02%		16.09%		(1.74%)		22.17%
Ratios to average net assets(c)
Total gross expenses	1.16%		1.19%		1.19%		1.14	%(d)
Total net expenses(e)	1.16	%(f)	1.19	%(f)	1.19	%(f)	1.14	%(d)(f)
Net investment income	0.21%		0.74%		0.69%		0.34	%(d)
Supplemental data
Net assets, end of period (in thousands)	$645		$79,581		$77,367		$3
Portfolio turnover	48%		36%		39%		50%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Mid Cap Value Fund

Financial Highlights (continued)

			Year Ended
	Year Ended February 28,		February 29,	Year Ended February 28,
Class Y	2014	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$16.03	$13.91	$14.24	$11.18		$8.86
Income from investment operations:
Net investment income	0.12	0.18	0.13	0.16	(b)	0.08
Net realized and unrealized gain (loss)	4.60	2.09	(0.34)	3.08		2.31
Total from investment operations	4.72	2.27	(0.21)	3.24		2.39
Less distributions to shareholders:
Net investment income	(0.14)	(0.15)	(0.12)	(0.18)		(0.06)
Net realized gains	(1.96)	—	—	—		—
Tax return of capital	—	—	—	—		(0.01)
Total distributions to shareholders	(2.10)	(0.15)	(0.12)	(0.18)		(0.07)
Proceeds from regulatory settlements	—	—	0.00 (c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$18.65	$16.03	$13.91	$14.24		$11.18
Total return	30.65%	16.50%	(1.40%)	29.23%		27.00%
Ratios to average net assets(d)
Total gross expenses	0.73%	0.77%	0.82%	0.81%		0.76	%(e)
Total net expenses(f)	0.73%	0.77%	0.82%	0.81	%(g)	0.76	%(e)(g)
Net investment income	0.69%	1.19%	0.97%	1.25%		1.28	%(e)
Supplemental data
Net assets, end of period (in thousands)	$10,175	$4,975	$32	$33		$13
Portfolio turnover	48%	36%	39%	50%		56%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to February 28, 2010.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Mid Cap Value Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$16.05		$13.93		$14.26		$11.20		$6.88
Income from investment operations:
Net investment income	0.09		0.14		0.11		0.16	(a)	0.09
Net realized and unrealized gain (loss)	4.60		2.12		(0.33)		3.07		4.33
Total from investment operations	4.69		2.26		(0.22)		3.23		4.42
Less distributions to shareholders:
Net investment income	(0.11)		(0.14)		(0.11)		(0.17)		(0.09)
Net realized gains	(1.96)		—		—		—		—
Tax return of capital	—		—		—		—		(0.01)
Total distributions to shareholders	(2.07)		(0.14)		(0.11)		(0.17)		(0.10)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	0.00	(b)
Net asset value, end of period	$18.67		$16.05		$13.93		$14.26		$11.20
Total return	30.37%		16.36%		(1.50%)		29.14%		64.55%
Ratios to average net assets(c)
Total gross expenses	0.92%		0.94%		0.93%		0.88%		0.92%
Total net expenses(d)	0.92	%(e)	0.94	%(e)	0.93	%(e)	0.88	%(e)	0.92	%(e)
Net investment income	0.52%		1.01%		0.85%		1.30%		0.95%
Supplemental data
Net assets, end of period (in thousands)	$2,423,967		$2,298,515		$2,460,299		$2,859,249		$2,419,305
Portfolio turnover	48%		36%		39%		50%		56%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Mid Cap Value Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such

Annual Report 2014
30

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2014

exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2014
31

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.66% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $10,145.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for

Annual Report 2014
32

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2014

services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares are not subject to transfer agent fees.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $10,250.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50%, 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $261,357 for Class A, $3,978 for Class B and $1,434 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014	Prior to July 1, 2013
Class A	1.26%	1.27%
Class B	2.01	2.02
Class C	2.01	2.02
Class I	0.86	0.87
Class K	1.16	1.17
Class R	1.51	1.52
Class R4	1.01	1.02
Class R5	0.91	0.92
Class W	1.26	1.27
Class Y	0.86	0.87
Class Z	1.01	1.02

Annual Report 2014
33

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed excess of distributions over net investment income	$2,439,266
Accumulated net realized gain	(2,439,266)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$67,161,795	$32,404,799
Long-term capital gains	341,120,254	—
Total	$408,282,049	$32,404,799

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$70,356,794
Undistributed accumulated long-term gain	232,360,028
Unrealized appreciation	1,219,666,706

At February 28, 2014, the cost of investments for federal income tax purposes was $2,627,522,912 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,233,856,661
Unrealized depreciation	(14,189,955)
Net unrealized appreciation	$1,219,666,706

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,811,188,155 and $2,784,701,085, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, two unaffiliated shareholder accounts owned an aggregate of 37.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A.

Annual Report 2014
34

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2014

whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
35

Columbia Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
36

Columbia Mid Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	38.09%
Dividends Received Deduction	35.56%
Capital Gain Dividend	$588,674,830

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
37

Columbia Mid Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
38

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
39

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt
Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
40

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
41

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
42

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
43

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Annual Report 2014
44

Columbia Mid Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN197_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Select Large Cap Equity Fund
(formerly Columbia Large Cap Core Fund)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Select Large Cap Equity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Select Large Cap Equity Fund

Performance Overview

Performance Summary

>  Columbia Select Large Cap Equity Fund (the Fund) Class A shares returned 23.89% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund's benchmark, the S&P 500 Index, returned 25.37% for the same time period.

>  Good overall stock selection, particularly within the consumer discretionary and health care sectors, aided performance. Disappointing results within the consumer staples and technology sectors accounted for the Fund's modest shortfall relative to the benchmark in a period of generally rising stock prices.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	08/02/99
Excluding sales charges		23.89	20.46	6.73
Including sales charges		16.76	19.03	6.11
Class B	08/02/99
Excluding sales charges		22.99	19.54	5.93
Including sales charges		18.76	19.34	5.93
Class C	08/02/99
Excluding sales charges		23.01	19.56	5.93
Including sales charges		22.16	19.56	5.93
Class I*	09/27/10	24.51	20.89	7.06
Class R5*	11/08/12	24.40	20.77	7.01
Class W*	09/27/10	24.01	20.49	6.77
Class Z	10/02/98	24.25	20.73	6.99
S&P 500 Index		25.37	23.00	7.16

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Select Large Cap Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Select Large Cap Equity Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 23.89% excluding sales charges. The Fund's benchmark, the S&P 500 Index, returned 25.37%. Good overall stock selection, particularly within the consumer discretionary and health care sectors, aided performance. Disappointing results within the consumer staples and technology sectors accounted for the Fund's modest shortfall relative to the benchmark in a period of generally rising stock prices.

Stocks Rose in a Favorable Market Environment

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth modestly higher over the 12-month period that ended February 28, 2014. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity also trended downward. After a brief pullback, manufacturing activity picked up midway through the period and remained strong through the end of the period. We believe business surveys and recent demand measures suggest that business spending may be poised to pick up.

Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the U.S. debt ceiling, the possibility of an attack on Syria and uncertainty regarding the timing of the Federal Reserve's (the Fed's) next move on monetary policy — prices on stocks moved higher as central banks continued to pour liquidity into key markets. Midway through the period, the Fed's talk about removing monetary support dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Contributors and Detractors

Stock selection in the consumer discretionary and health care sectors aided the Fund's performance in a year that was generally favorable for the equity markets all around. Within the consumer discretionary sector, a decision made last year to beef up media exposure was rewarded. Sizeable positions in Dish Networks, Viacom and TimeWarner Cable made a substantial contribution to the Fund's returns. Dish Networks, a satellite company with wireless spectrum, benefited from arms-length transactions that drove the implied value of the company's wireless assets a lot higher. Viacom benefited from a strong advertising environment, a ratings turnaround and a strong capital allocation program, through share buybacks and dividend growth. All of these factors contributed to the company's stock's rise over the course of the period. TimeWarner Cable was bought out by Comcast, which raised the value of its shares.

In the health care sector, Cardinal Health and Gilead were standout performers for the Fund. Cardinal Health, a drug distributor, benefited from the tilt toward generics and from a partnership with CVS, which has the potential to lower the company's cost profile. Gilead Sciences, a large biotech company, received final approval for its hepatitis C drug and an impressive launch of that drug aided its results.

Telecommunications stocks also aided the Fund's returns, with positive gains from SBA Communications and Vodafone, neither of which is in the benchmark. Verizon bought out Vodafone's remaining wireless stake and the market reacted positively to the transaction. The Fund sold the position during the period. SBA,

Portfolio Management

Peter Santoro, CFA

Craig Leopold, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Google, Inc., Class A	4.1
JPMorgan Chase & Co.	3.0
Amgen, Inc.	2.9
CVS Caremark Corp.	2.7
Citigroup, Inc.	2.7
Cardinal Health, Inc.	2.5
Honeywell International, Inc.	2.5
Merck & Co., Inc.	2.5
Verizon Communications, Inc.	2.5
Microsoft Corp.	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Select Large Cap Equity Fund

Manager Discussion of Fund Performance (continued)

a tower company, benefited as wireless companies indicated a desire to upgrade their networks, putting the company in the sweet spot of its industry.

Consumer staples and technology stocks led the list of disappointments for the period. Within consumer staples, Phillip Morris, an overweight in the portfolio, lost ground as volume growth disappointed and currency exposure weighed on results. Within technology, positions in F5 and Citrix, both growth-oriented names, were bid down as technology spending slowed and the technology market shifted in favor of new technologies, such as web services and data centers.

Looking Ahead

After a strong 2013, we currently believe that cross correlations in the market will continue to widen as the economy picks up to a more normal pace of growth. We intend to look for higher quality companies with superior growth trends and the ability to generate high levels of cash flow. We expect to favor companies that we believe can grow independent of economic conditions, often by innovation. We look for companies whose managements we believe have demonstrated their concern for shareholders by re-structuring and streamlining operations and increasing dividend payouts.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	96.6
Consumer Discretionary	11.7
Consumer Staples	9.8
Energy	8.7
Financials	14.7
Health Care	15.7
Industrials	11.5
Information Technology	17.0
Materials	2.9
Telecommunication Services	4.6
Limited Partnerships	1.1
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

The Fund is subject to stock market fluctuations and changes in the values of specific fund holdings due to economic and business developments. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Select Large Cap Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,136.50	1,019.05	6.29	5.94	1.18
Class B	1,000.00	1,000.00	1,132.60	1,015.31	10.26	9.70	1.93
Class C	1,000.00	1,000.00	1,132.70	1,015.31	10.26	9.70	1.93
Class I	1,000.00	1,000.00	1,139.60	1,021.04	4.16	3.93	0.78
Class R5	1,000.00	1,000.00	1,139.20	1,020.79	4.43	4.18	0.83
Class W	1,000.00	1,000.00	1,137.50	1,019.05	6.29	5.94	1.18
Class Z	1,000.00	1,000.00	1,138.10	1,020.29	4.96	4.68	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Select Large Cap Equity Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.1%

Issuer	Shares	Value ($)
Consumer Discretionary 11.8%
Auto Components 1.3%
Delphi Automotive PLC	107,410	7,150,284
Hotels, Restaurants & Leisure 2.3%
Starwood Hotels & Resorts Worldwide, Inc.	153,340	12,644,416
Household Durables 1.0%
Mohawk Industries, Inc.(a)	38,950	5,512,593
Internet & Catalog Retail 1.0%
Amazon.com, Inc.(a)	15,010	5,435,121
Media 6.2%
Comcast Corp., Class A	176,380	9,117,082
DISH Network Corp., Class A(a)	126,023	7,415,193
Time Warner Cable, Inc.	49,830	6,993,641
Viacom, Inc., Class B	120,598	10,580,063
Total		34,105,979
Total Consumer Discretionary		64,848,393
Consumer Staples 9.8%
Beverages 3.7%
Coca-Cola Enterprises, Inc.	209,983	9,886,000
Diageo PLC, ADR	81,050	10,188,795
Total		20,074,795
Food & Staples Retailing 2.6%
CVS Caremark Corp.	197,510	14,445,882
Personal Products 1.6%
Estee Lauder Companies, Inc. (The), Class A	125,800	8,660,072
Tobacco 1.9%
Philip Morris International, Inc.	132,110	10,689,020
Total Consumer Staples		53,869,769
Energy 8.8%
Energy Equipment & Services 3.4%
National Oilwell Varco, Inc.	84,530	6,512,191
Schlumberger Ltd.	132,090	12,284,370
Total		18,796,561
Oil, Gas & Consumable Fuels 5.4%
Chevron Corp.	85,485	9,858,985
ConocoPhillips	139,220	9,258,130
EOG Resources, Inc.	54,527	10,328,505
Total		29,445,620
Total Energy		48,242,181

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 14.7%
Capital Markets 1.7%
T. Rowe Price Group, Inc.	117,090	9,504,195
Commercial Banks 1.7%
Fifth Third Bancorp	428,680	9,300,213
Consumer Finance 1.2%
Capital One Financial Corp.	89,940	6,604,294
Diversified Financial Services 5.6%
Citigroup, Inc.	295,870	14,388,158
JPMorgan Chase & Co.	288,681	16,402,854
Total		30,791,012
Insurance 4.5%
Marsh & McLennan Companies, Inc.	168,580	8,118,813
MetLife, Inc.	164,880	8,354,470
Prudential Financial, Inc.	97,266	8,226,758
Total		24,700,041
Total Financials		80,899,755
Health Care 15.8%
Biotechnology 5.5%
Amgen, Inc.	125,610	15,578,152
Cubist Pharmaceuticals, Inc.(a)	25,650	2,039,688
Gilead Sciences, Inc.(a)	102,320	8,471,073
Vertex Pharmaceuticals, Inc.(a)	49,282	3,984,942
Total		30,073,855
Health Care Equipment & Supplies 3.5%
Covidien PLC	159,720	11,491,854
Zimmer Holdings, Inc.	84,654	7,943,931
Total		19,435,785
Health Care Providers & Services 2.5%
Cardinal Health, Inc.	190,420	13,620,743
Pharmaceuticals 4.3%
AbbVie, Inc.	197,420	10,050,652
Merck & Co., Inc.	233,960	13,333,381
Total		23,384,033
Total Health Care		86,514,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Select Large Cap Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 11.6%
Aerospace & Defense 5.7%
Boeing Co. (The)	79,907	10,301,610
Honeywell International, Inc.	144,042	13,603,327
Raytheon Co.	77,720	7,609,565
Total		31,514,502
Industrial Conglomerates 1.8%
General Electric Co.	387,490	9,869,371
Machinery 2.8%
Ingersoll-Rand PLC	126,100	7,709,754
Pall Corp.	86,880	7,471,680
Total		15,181,434
Professional Services 1.3%
Nielsen Holdings NV	151,130	7,154,494
Total Industrials		63,719,801
Information Technology 17.1%
Computers & Peripherals 4.0%
Apple, Inc.	21,960	11,556,230
EMC Corp.	398,154	10,499,321
Total		22,055,551
Internet Software & Services 5.0%
Equinix, Inc.(a)	28,760	5,463,250
Google, Inc., Class A(a)	18,034	21,923,032
Total		27,386,282
Semiconductors & Semiconductor Equipment 4.3%
Avago Technologies Ltd.	76,339	4,710,116
Broadcom Corp., Class A	308,330	9,163,568
KLA-Tencor Corp.	145,340	9,468,901
Total		23,342,585
Software 3.8%
Microsoft Corp.	334,710	12,822,740
Salesforce.com, Inc.(a)	132,100	8,239,077
Total		21,061,817
Total Information Technology		93,846,235

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 2.9%
Chemicals 2.9%
LyondellBasell Industries NV, Class A	79,602	7,011,344
Monsanto Co.	80,410	8,846,708
Total		15,858,052
Total Materials		15,858,052
Telecommunication Services 4.6%
Diversified Telecommunication Services 2.4%
Verizon Communications, Inc.	279,360	13,291,949
Wireless Telecommunication Services 2.2%
SBA Communications Corp., Class A(a)	125,000	11,896,250
Total Telecommunication Services		25,188,199
Total Common Stocks (Cost: $434,097,604)		532,986,801

Limited Partnerships 1.1%

Energy 1.1%
Oil, Gas & Consumable Fuels 1.1%
Plains GP Holdings LP, Class A	209,340	5,861,520
Total Energy		5,861,520
Total Limited Partnerships (Cost: $5,657,574)		5,861,520

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	12,685,848	12,685,848
Total Money Market Funds (Cost: $12,685,848)		12,685,848
Total Investments (Cost: $452,441,026)		551,534,169
Other Assets & Liabilities, Net		(2,557,293)
Net Assets		548,976,876

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Select Large Cap Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	11,840,690	149,968,230	(149,123,072)	12,685,848	14,174	12,685,848

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Select Large Cap Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	64,848,393	—	—	64,848,393
Consumer Staples	53,869,769	—	—	53,869,769
Energy	48,242,181	—	—	48,242,181
Financials	80,899,755	—	—	80,899,755
Health Care	86,514,416	—	—	86,514,416
Industrials	63,719,801	—	—	63,719,801
Information Technology	93,846,235	—	—	93,846,235
Materials	15,858,052	—	—	15,858,052
Telecommunication Services	25,188,199	—	—	25,188,199
Total Equity Securities	532,986,801	—	—	532,986,801
Other
Limited Partnerships	5,861,520	—	—	5,861,520
Total Other	5,861,520	—	—	5,861,520
Mutual Funds
Money Market Funds	12,685,848	—	—	12,685,848
Total Mutual Funds	12,685,848	—	—	12,685,848
Total	551,534,169	—	—	551,534,169

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Select Large Cap Equity Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $439,755,178)	$538,848,321
Affiliated issuers (identified cost $12,685,848)	12,685,848
Total investments (identified cost $452,441,026)	551,534,169
Receivable for:
Investments sold	23,679,178
Capital shares sold	69,007
Dividends	1,113,049
Reclaims	4,002
Expense reimbursement due from Investment Manager	243
Prepaid expenses	1,398
Trustees' deferred compensation plan	11,183
Other assets	4,821
Total assets	576,417,050
Liabilities
Payable for:
Investments purchased	25,482,413
Capital shares purchased	1,711,149
Investment management fees	10,627
Distribution and/or service fees	1,041
Transfer agent fees	58,172
Administration fees	896
Compensation of board members	125,512
Other expenses	39,181
Trustees' deferred compensation plan	11,183
Total liabilities	27,440,174
Net assets applicable to outstanding capital stock	$548,976,876
Represented by
Paid-in capital	$418,499,164
Undistributed net investment income	359,002
Accumulated net realized gain	31,026,078
Unrealized appreciation (depreciation) on:
Investments	99,093,143
Foreign currency translations	(511)
Total — representing net assets applicable to outstanding capital stock	$548,976,876

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Select Large Cap Equity Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$133,449,899
Shares outstanding	10,184,804
Net asset value per share	$13.10
Maximum offering price per share(a)	$13.90
Class B
Net assets	$447,534
Shares outstanding	36,087
Net asset value per share	$12.40
Class C
Net assets	$4,245,004
Shares outstanding	342,533
Net asset value per share	$12.39
Class I
Net assets	$155,624,049
Shares outstanding	11,936,633
Net asset value per share	$13.04
Class R5
Net assets	$65,899
Shares outstanding	4,961
Net asset value per share	$13.28
Class W
Net assets	$2,775
Shares outstanding	212
Net asset value per share(b)	$13.10
Class Z
Net assets	$255,141,716
Shares outstanding	19,578,452
Net asset value per share	$13.03

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Select Large Cap Equity Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$11,225,743
Dividends — affiliated issuers	14,174
Interest	70
Foreign taxes withheld	(6,806)
Total income	11,233,181
Expenses:
Investment management fees	4,073,334
Distribution and/or service fees
Class A	318,576
Class B	6,074
Class C	37,698
Class W	8
Transfer agent fees
Class A	240,420
Class B	1,150
Class C	7,114
Class R5	4
Class W	6
Class Z	586,586
Administration fees	343,281
Compensation of board members	39,987
Custodian fees	8,899
Printing and postage fees	48,007
Registration fees	49,190
Professional fees	39,550
Other	67,439
Total expenses	5,867,323
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(278,009)
Expense reductions	(4,440)
Total net expenses	5,584,874
Net investment income	5,648,307
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	133,807,998
Options contracts written	22,712
Net realized gain	133,830,710
Net change in unrealized appreciation (depreciation) on:
Investments	(12,248,823)
Foreign currency translations	217
Net change in unrealized appreciation (depreciation)	(12,248,606)
Net realized and unrealized gain	121,582,104
Net increase in net assets resulting from operations	$127,230,411

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Select Large Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$5,648,307	$7,330,040
Net realized gain	133,830,710	163,876,960
Net change in unrealized appreciation (depreciation)	(12,248,606)	(78,364,643)
Net increase in net assets resulting from operations	127,230,411	92,842,357
Distributions to shareholders
Net investment income
Class A	(1,096,374)	(1,076,421)
Class B	(617)	(1,354)
Class C	(4,346)	(5,754)
Class I	(1,717,106)	(1,584,826)
Class R5	(32)	(27)
Class W	(28)	(29)
Class Z	(3,203,717)	(5,353,527)
Net realized gains
Class A	(41,518,042)	(4,007,588)
Class B	(193,521)	(23,331)
Class C	(1,306,620)	(101,913)
Class I	(44,307,566)	(4,219,734)
Class R5	(885)	(88)
Class W	(1,084)	(108)
Class Z	(97,795,940)	(15,036,075)
Total distributions to shareholders	(191,145,878)	(31,410,775)
Increase (decrease) in net assets from capital stock activity	(13,254,355)	(506,304,449)
Total decrease in net assets	(77,169,822)	(444,872,867)
Net assets at beginning of year	626,146,698	1,071,019,565
Net assets at end of year	$548,976,876	$626,146,698
Undistributed net investment income	$359,002	$734,125

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Select Large Cap Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,641,852	35,080,662	476,836	6,902,383
Distributions reinvested	789,155	10,346,973	88,054	1,257,399
Redemptions	(1,162,248)	(16,964,059)	(1,125,296)	(16,403,955)
Net increase (decrease)	2,268,759	28,463,576	(560,406)	(8,244,173)
Class B shares
Subscriptions	12,360	170,462	3,698	52,520
Distributions reinvested	8,724	108,867	1,002	13,798
Redemptions(b)	(32,835)	(465,763)	(16,725)	(232,219)
Net decrease	(11,751)	(186,434)	(12,025)	(165,901)
Class C shares
Subscriptions	118,276	1,566,061	61,098	857,831
Distributions reinvested	79,271	989,016	5,707	78,565
Redemptions	(89,884)	(1,223,360)	(27,016)	(370,894)
Net increase	107,663	1,331,717	39,789	565,502
Class I shares
Subscriptions	986,643	12,618,062	603,974	8,378,312
Distributions reinvested	3,529,386	46,023,546	408,241	5,804,411
Redemptions	(1,041,665)	(15,429,517)	(1,296,672)	(18,797,963)
Net increase (decrease)	3,474,364	43,212,091	(284,457)	(4,615,240)
Class R5 shares
Subscriptions	4,788	61,931	173	2,500
Net increase	4,788	61,931	173	2,500
Class Z shares
Subscriptions	1,649,848	22,220,429	2,410,751	34,663,296
Distributions reinvested	2,497,113	32,577,029	292,445	4,153,989
Redemptions	(9,215,154)	(140,934,694)	(36,835,629)	(532,664,422)
Net decrease	(5,068,193)	(86,137,236)	(34,132,433)	(493,847,137)
Total net increase (decrease)	775,630	(13,254,355)	(34,949,359)	(506,304,449)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Select Large Cap Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.21		$14.09		$13.73		$11.48		$7.95
Income from investment operations:
Net investment income	0.11		0.10		0.10		0.05		0.08
Net realized and unrealized gain	3.03		1.66		0.36		2.26		3.57
Total from investment operations	3.14		1.76		0.46		2.31		3.65
Less distributions to shareholders:
Net investment income	(0.13)		(0.13)		(0.10)		(0.06)		(0.12)
Net realized gains	(5.12)		(0.51)		—		—		—
Total distributions to shareholders	(5.25)		(0.64)		(0.10)		(0.06)		(0.12)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$13.10		$15.21		$14.09		$13.73		$11.48
Total return	23.89%		12.83%		3.45%		20.16%		45.99%
Ratios to average net assets(b)
Total gross expenses	1.25%		1.23%		1.21	%(c)	1.20	%(c)	1.18	%(c)
Total net expenses(d)	1.19	%(e)	1.19	%(e)	1.16	%(c)(e)	1.20	%(c)(e)	1.18	%(c)(e)
Net investment income	0.75%		0.70%		0.77%		0.38%		0.78%
Supplemental data
Net assets, end of period (in thousands)	$133,450		$120,365		$119,434		$130,039		$131,652
Portfolio turnover	184%		147%		197%		171%		165%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Select Large Cap Equity Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$14.64		$13.59		$13.25		$11.11		$7.71
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	(0.01)		(0.00	)(a)	(0.04)		0.00	(a)
Net realized and unrealized gain	2.89		1.60		0.36		2.18		3.44
Total from investment operations	2.89		1.59		0.36		2.14		3.44
Less distributions to shareholders:
Net investment income	(0.01)		(0.03)		(0.02)		—		(0.04)
Net realized gains	(5.12)		(0.51)		—		—		—
Total distributions to shareholders	(5.13)		(0.54)		(0.02)		—		(0.04)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$12.40		$14.64		$13.59		$13.25		$11.11
Total return	22.99%		11.93%		2.72%		19.26%		44.74%
Ratios to average net assets(b)
Total gross expenses	2.00%		1.98%		1.96	%(c)	1.95	%(c)	1.93	%(c)
Total net expenses(d)	1.94	%(e)	1.94	%(e)	1.91	%(c)(e)	1.95	%(c)(e)	1.93	%(c)(e)
Net investment income (loss)	(0.01%)		(0.05%)		(0.04%)		(0.36%)		0.04%
Supplemental data
Net assets, end of period (in thousands)	$448		$700		$813		$1,653		$2,696
Portfolio turnover	184%		147%		197%		171%		165%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Select Large Cap Equity Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$14.63		$13.58		$13.25		$11.11		$7.70
Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.01)		0.00	(a)	(0.04)		0.00	(a)
Net realized and unrealized gain	2.89		1.60		0.35		2.18		3.45
Total from investment operations	2.89		1.59		0.35		2.14		3.45
Less distributions to shareholders:
Net investment income	(0.01)		(0.03)		(0.02)		—		(0.04)
Net realized gains	(5.12)		(0.51)		—		—		—
Total distributions to shareholders	(5.13)		(0.54)		(0.02)		—		(0.04)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$12.39		$14.63		$13.58		$13.25		$11.11
Total return	23.01%		11.94%		2.64%		19.26%		44.93%
Ratios to average net assets(b)
Total gross expenses	2.00%		1.98%		1.96	%(c)	1.95	%(c)	1.93	%(c)
Total net expenses(d)	1.94	%(e)	1.94	%(e)	1.91	%(c)(e)	1.95	%(c)(e)	1.93	%(c)(e)
Net investment income (loss)	0.01%		(0.04%)		0.02%		(0.36%)		0.03%
Supplemental data
Net assets, end of period (in thousands)	$4,245		$3,436		$2,649		$2,612		$2,449
Portfolio turnover	184%		147%		197%		171%		165%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Select Large Cap Equity Fund

Financial Highlights (continued)

			Year Ended		Year Ended
	Year Ended February 28,		February 29,		February 28,
Class I	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$15.15	$14.04	$13.69		$11.78
Income from investment operations:
Net investment income	0.17	0.16	0.15		0.04
Net realized and unrealized gain	3.03	1.65	0.36		1.96
Total from investment operations	3.20	1.81	0.51		2.00
Less distributions to shareholders:
Net investment income	(0.19)	(0.19)	(0.16)		(0.09)
Net realized gains	(5.12)	(0.51)	—		—
Total distributions to shareholders	(5.31)	(0.70)	(0.16)		(0.09)
Proceeds from regulatory settlements	—	—	0.00	(b)	—
Net asset value, end of period	$13.04	$15.15	$14.04		$13.69
Total return	24.51%	13.24%	3.82%		16.99%
Ratios to average net assets(c)
Total gross expenses	0.81%	0.79%	0.76	%(d)	0.79	%(d)(e)
Total net expenses(f)	0.79%	0.79%	0.76	%(d)(g)	0.79	%(d)(e)(g)
Net investment income	1.16%	1.11%	1.18%		0.64	%(e)
Supplemental data
Net assets, end of period (in thousands)	$155,624	$128,241	$122,828		$135,677
Portfolio turnover	184%	147%	197%		171%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Select Large Cap Equity Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$15.35	$14.45
Income from investment operations:
Net investment income	0.23	0.06
Net realized and unrealized gain	3.00	1.51
Total from investment operations	3.23	1.57
Less distributions to shareholders:
Net investment income	(0.18)	(0.16)
Net realized gains	(5.12)	(0.51)
Total distributions to shareholders	(5.30)	(0.67)
Net asset value, end of period	$13.28	$15.35
Total return	24.40%	11.15%
Ratios to average net assets(b)
Total gross expenses	0.86%	0.79	%(c)
Total net expenses(d)	0.83%	0.79	%(c)
Net investment income	1.77%	1.37	%(c)
Supplemental data
Net assets, end of period (in thousands)	$66	$3
Portfolio turnover	184%	147%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Select Large Cap Equity Fund

Financial Highlights (continued)

					Year Ended		Year Ended
	Year Ended February 28,				February 29,		February 28,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$15.20		$14.09		$13.73		$11.80
Income from investment operations:
Net investment income	0.11		0.10		0.11		0.03
Net realized and unrealized gain	3.04		1.66		0.36		1.95
Total from investment operations	3.15		1.76		0.47		1.98
Less distributions to shareholders:
Net investment income	(0.13)		(0.14)		(0.11)		(0.05)
Net realized gains	(5.12)		(0.51)		—		—
Total distributions to shareholders	(5.25)		(0.65)		(0.11)		(0.05)
Proceeds from regulatory settlements	—		—		0.00	(b)	—
Net asset value, end of period	$13.10		$15.20		$14.09		$13.73
Total return	24.01%		12.78%		3.48%		16.77%
Ratios to average net assets(c)
Total gross expenses	1.21%		1.20%		1.18	%(d)	1.16	%(d)(e)
Total net expenses(f)	1.19	%(g)	1.17	%(g)	1.14	%(d)(g)	1.16	%(d)(e)(g)
Net investment income	0.75%		0.72%		0.81%		0.50	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3		$3
Portfolio turnover	184%		147%		197%		171%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Select Large Cap Equity Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.15		$14.04		$13.69		$11.45		$7.93
Income from investment operations:
Net investment income	0.15		0.13		0.13		0.08		0.11
Net realized and unrealized gain	3.02		1.66		0.36		2.25		3.55
Total from investment operations	3.17		1.79		0.49		2.33		3.66
Less distributions to shareholders:
Net investment income	(0.17)		(0.17)		(0.14)		(0.09)		(0.14)
Net realized gains	(5.12)		(0.51)		—		—		—
Total distributions to shareholders	(5.29)		(0.68)		(0.14)		(0.09)		(0.14)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$13.03		$15.15		$14.04		$13.69		$11.45
Total return	24.25%		13.08%		3.65%		20.40%		46.30%
Ratios to average net assets(b)
Total gross expenses	1.00%		0.98%		0.95	%(c)	0.95	%(c)	0.93	%(c)
Total net expenses(d)	0.94	%(e)	0.93	%(e)	0.91	%(c)(e)	0.95	%(c)(e)	0.93	%(c)(e)
Net investment income	1.00%		0.90%		0.99%		0.64%		1.03%
Supplemental data
Net assets, end of period (in thousands)	$255,142		$373,397		$825,292		$974,320		$988,640
Portfolio turnover	184%		147%		197%		171%		165%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Select Large Cap Equity Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Select Large Cap Equity Fund (formerly known as Columbia Large Cap Core Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective December 11, 2013, Columbia Large Cap Core Fund was renamed Columbia Select Large Cap Equity Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account

Annual Report 2014
23

Columbia Select Large Cap Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and

Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or

Annual Report 2014
24

Columbia Select Large Cap Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended February 28, 2014 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at February 28, 2013	—	—
Opened	620	30,200
Closed	—	—
Expired	(550)	(22,712)
Exercised	(70)	(7,488)
Balance at February 28, 2014	—	—

Annual Report 2014
25

Columbia Select Large Cap Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At February 28, 2014, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written ($)
Equity risk	22,712

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2014:

Derivative Instrument	Contracts Opened
Options contracts	620

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the

BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are

Annual Report 2014
26

Columbia Select Large Cap Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.70% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $2,804.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R5	0.05
Class W	0.18
Class Z	0.19

Annual Report 2014
27

Columbia Select Large Cap Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $4,440.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $44,359 for Class A, $414 for Class B and $170 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014	Prior to July 1, 2013
Class A	1.18%	1.20%
Class B	1.93	1.95
Class C	1.93	1.95
Class I	0.78	0.82
Class R5	0.83	0.87
Class W	1.18	1.20
Class Z	0.93	0.95

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,210)
Accumulated net realized gain	1,210
Paid-in capital	—

Annual Report 2014
28

Columbia Select Large Cap Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$60,010,986	$8,021,938
Long-term capital gains	131,134,892	23,388,837
Total	$191,145,878	$31,410,775

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,669,858
Undistributed accumulated long-term gain	17,330,402
Unrealized appreciation	98,614,685

At February 28, 2014, the cost of investments for federal income tax purposes was $452,919,484 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$100,846,980
Unrealized depreciation	(2,232,295)
Net unrealized appreciation	$98,614,685

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,048,854,967 and $1,254,811,399, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 46.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 28.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws.

Annual Report 2014
29

Columbia Select Large Cap Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
30

Columbia Select Large Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Select Large Cap Equity Fund (formerly Columbia Large Cap Core Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Equity Fund (formerly Columbia Large Cap Core Fund) (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
31

Columbia Select Large Cap Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	17.82%
Dividends Received Deduction	16.24%
Capital Gain Dividend	$69,174,333

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
32

Columbia Select Large Cap Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
33

Columbia Select Large Cap Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
34

Columbia Select Large Cap Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
35

Columbia Select Large Cap Equity Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
36

Columbia Select Large Cap Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
37

Columbia Select Large Cap Equity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
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Annual Report 2014
40

Columbia Select Large Cap Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Select Large Cap Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN172_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Small Cap Value Fund II

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Small Cap Value Fund II

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Small Cap Value Fund II

Performance Overview

Performance Summary

>  Columbia Small Cap Value Fund II (the Fund) Class A shares returned 29.93% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 26.19% for the same time period.

>  Security selection, especially in the financials and materials sectors, generally accounted for the Fund's performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	05/01/02
Excluding sales charges		29.93	26.34	9.62
Including sales charges		22.47	24.85	8.97
Class B	05/01/02
Excluding sales charges		28.91	25.40	8.79
Including sales charges		23.91	25.24	8.79
Class C	05/01/02
Excluding sales charges		29.02	25.39	8.79
Including sales charges		28.02	25.39	8.79
Class I*	09/27/10	30.48	26.76	9.80
Class R*	01/23/06	29.61	26.03	9.34
Class R4*	11/08/12	30.18	26.41	9.65
Class R5*	11/08/12	30.43	26.47	9.68
Class Y*	11/08/12	30.52	26.49	9.69
Class Z	05/01/02	30.26	26.64	9.89
Russell 2000 Value Index		26.19	25.14	8.09

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Small Cap Value Fund II

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Small Cap Value Fund II

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 29.93% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 26.19% for the same time period. Bottom-up security selection, which focused on attractively valued small-cap stocks with strong or improving earnings prospects, drove the Fund's outperformance.

Stocks Soared in Favorable Market Environment

Stocks rose to record levels over the 12 months ended February 28, 2014, buoyed by an improving U.S. economy, as evidenced by continued job gains, a pickup in manufacturing and a rebound in housing. Intermittent weak economic data, political uncertainty and fears of military conflict did little to derail the market's momentum. Stocks dipped midway through the period after the U.S. Federal Reserve (the Fed) hinted that it was ready to taper its bond buying, but quickly recovered when those plans were pushed out to 2014. The budget stalemate in Washington and subsequent federal government shutdown last fall also pressured returns, but the rally rebooted once Congress reached a bipartisan agreement. The market paused again in January in the midst of severe winter weather that dampened job growth. But stocks took off again in February after reassurance from new Fed Chair Janet Yellen that monetary policy was unlikely to change.

Biggest Gains Came from Financials and Materials

Stock selection in financials, a sector representing over one-third of the Fund and benchmark, gave the biggest boost to relative performance. Declining credit problems, higher interest rates and merger activity in the sector benefited many of the Fund's holdings. An underweight in real estate investment trusts (REITs), which lagged as interest rates rose, and positive security selection in the insurance industry were particularly helpful. In materials, stock selection in the paper and forest products and materials and mining segments contributed to relative results.

The Fund's top individual contributors came from a variety of sectors. In consumer staples, personal products stock Nu Skin Enterprises saw a robust gain, driven by good sales globally and new product rollouts. In consumer discretionary, auto components maker Tower International and jewelry retailer Zale aided results. Tower's steep stock appreciation was the result of good execution by management and moves — such as divestitures and debt pay down — aimed at creating shareholder value. Zale was in the midst of a turnaround when a late-period buyout announcement gave the stock a sharp boost. Zale was not in the portfolio at period end. In materials, an investment in pulp and paper company KapStone Paper and Packaging soared when it acquired a competitor. SunEdison, which develops and manages solar energy projects, was another standout performer. Successful solar project developments and plans to spin off its semiconductor business drove the share price much higher. Each of these stocks produced outsized gains for the year.

Energy and Technology Underperformed

Investments in the energy, information technology, telecommunications services and health care sectors detracted from relative performance. Among individual detractors was Midstates Petroleum Company, an independent exploration and production company. Its shares fell when the company encountered production

Portfolio Management

Christian Stadlinger, Ph.D., CFA

Jarl Ginsberg, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Helen of Troy Ltd.	1.2
AMERISAFE, Inc.	1.2
Constellium NV	1.2
Kindred Healthcare, Inc.	1.2
KapStone Paper and Packaging Corp.	1.2
Sterling Bancorp	1.2
Neenah Paper, Inc.	1.2
Amtrust Financial Services, Inc.	1.1
Deluxe Corp.	1.1
Prosperity Bancshares, Inc.	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Small Cap Value Fund II

Manager Discussion of Fund Performance (continued)

delays with existing wells and also increased debt to make acquisitions. Shares of casual dining restaurant chain Ruby Tuesday declined when same-store sales did not improve as expected. Within the industrials sector, Titan Machinery was a negative, due to pricing pressure in the construction equipment segment. We eliminated Midstates and Titan from the portfolio.

Looking Ahead

Going forward, we plan to keep our focus on attractively valued small-cap stocks that we believe to be improving or have strong earnings growth prospects. We are particularly interested in "out-of-the-limelight" companies that have been overlooked by Wall Street analysts, companies in out-of-favor industries and attractively valued companies showing evidence of improvement in their operations. Bottom-up security selection continues to drive sector allocations, which at period end included overweights versus the benchmark in materials, technology and health care, and underweights in financials, industrials, utilities and consumer staples.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	95.4
Consumer Discretionary	10.6
Consumer Staples	0.7
Energy	6.4
Financials	32.4
Health Care	6.5
Industrials	11.3
Information Technology	14.3
Materials	9.0
Utilities	4.2
Money Market Funds	4.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Share prices of small-capitalization companies tend to be more volatile because small companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Small Cap Value Fund II

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,168.20	1,018.50	6.97	6.49	1.29
Class B	1,000.00	1,000.00	1,163.20	1,014.81	10.95	10.20	2.03
Class C	1,000.00	1,000.00	1,164.00	1,014.76	11.01	10.25	2.04
Class I	1,000.00	1,000.00	1,170.60	1,020.79	4.49	4.18	0.83
Class R	1,000.00	1,000.00	1,166.40	1,017.25	8.32	7.75	1.54
Class R4	1,000.00	1,000.00	1,169.20	1,019.70	5.68	5.29	1.05
Class R5	1,000.00	1,000.00	1,170.60	1,020.49	4.82	4.48	0.89
Class Y	1,000.00	1,000.00	1,170.90	1,020.74	4.55	4.23	0.84
Class Z	1,000.00	1,000.00	1,169.60	1,019.75	5.63	5.24	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
6

Columbia Small Cap Value Fund II

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 95.0%

Issuer	Shares	Value ($)
Consumer Discretionary 10.6%
Auto Components 2.8%
American Axle & Manufacturing Holdings, Inc.(a)	720,000	13,917,600
Tenneco, Inc.(a)	315,000	18,975,600
Tower International, Inc.(a)	730,000	18,746,400
Total		51,639,600
Hotels, Restaurants & Leisure 1.7%
Del Frisco's Restaurant Group, Inc.(a)	516,261	13,443,437
Intrawest Resorts Holdings I(a)	183,745	2,471,370
Sonic Corp.(a)	750,000	15,285,000
Total		31,199,807
Household Durables 3.0%
Helen of Troy Ltd.(a)	332,000	21,682,920
KB Home	800,000	16,320,000
Standard Pacific Corp.(a)	1,775,000	16,170,250
Total		54,173,170
Media 0.8%
Sinclair Broadcast Group, Inc., Class A	500,000	14,810,000
Specialty Retail 2.3%
Finish Line, Inc., Class A (The)	600,000	16,212,000
Office Depot, Inc.(a)	2,421,000	11,935,530
Sonic Automotive, Inc., Class A	400,000	9,504,000
Wet Seal, Inc. (The), Class A(a)	2,100,000	3,990,000
Total		41,641,530
Total Consumer Discretionary		193,464,107
Consumer Staples 0.7%
Personal Products 0.7%
Nu Skin Enterprises, Inc., Class A	150,000	12,528,000
Total Consumer Staples		12,528,000
Energy 6.3%
Energy Equipment & Services 2.7%
Basic Energy Services, Inc.(a)	232,000	5,533,200
C&J Energy Services, Inc.(a)	309,275	7,994,759
Helix Energy Solutions Group, Inc.(a)	600,000	14,184,000
Hornbeck Offshore Services, Inc.(a)	190,000	8,124,400
Tesco Corp.(a)	748,600	14,200,942
Total		50,037,301

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.6%
Athlon Energy, Inc.(a)	480,000	17,836,800
Delek U.S. Holdings, Inc.	450,000	12,492,000
Gulfport Energy Corp.(a)	255,700	16,901,770
Midstates Petroleum Co., Inc.(a)	422,288	1,862,290
PDC Energy, Inc.(a)	275,000	17,085,750
Total		66,178,610
Total Energy		116,215,911
Financials 32.3%
Capital Markets 1.3%
Apollo Investment Corp.	901,281	7,714,966
Medley Capital Corp.	1,130,579	15,873,329
Total		23,588,295
Commercial Banks 12.5%
Community Bank System, Inc.	500,000	18,215,000
FirstMerit Corp.	640,000	13,286,400
Independent Bank Corp.	475,000	17,475,250
PrivateBancorp, Inc.	525,000	15,151,500
Prosperity Bancshares, Inc.	310,000	19,626,100
Renasant Corp.	670,000	19,470,200
Sandy Spring Bancorp, Inc.	575,000	13,644,750
Sterling Bancorp(b)	1,578,125	20,263,125
Susquehanna Bancshares, Inc.	1,347,001	14,736,191
Umpqua Holdings Corp.	1,020,391	18,132,348
Union First Market Bankshares Corp.	620,000	15,686,000
Western Alliance Bancorp(a)	770,000	17,833,200
Wilshire Bancorp, Inc.	1,232,400	12,508,860
Wintrust Financial Corp.	272,300	12,602,044
Total		228,630,968
Consumer Finance 0.4%
Green Dot Corp., Class A(a)	361,695	7,288,154
Diversified Financial Services 0.7%
PHH Corp.(a)	497,300	12,944,719
Insurance 6.8%
American Equity Investment Life Holding Co.	830,000	18,143,800
AMERISAFE, Inc.	480,000	20,899,200
Amtrust Financial Services, Inc.	525,000	19,845,000
Argo Group International Holdings Ltd.	303,482	13,395,695

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Small Cap Value Fund II

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
CNO Financial Group, Inc.	950,000	17,347,000
Hilltop Holdings, Inc.(a)	700,000	17,157,000
Symetra Financial Corp.	890,000	17,533,000
Total		124,320,695
Real Estate Investment Trusts (REITs) 8.1%
Altisource Residential Corp.	289,100	8,262,478
American Assets Trust, Inc.	565,000	18,684,550
Brandywine Realty Trust	771,845	11,307,529
CubeSmart	740,000	12,957,400
First Industrial Realty Trust, Inc.	1,020,000	19,624,800
Geo Group, Inc. (The)	230,000	7,412,900
Highwoods Properties, Inc.	325,000	12,255,750
Kilroy Realty Corp.	244,000	14,034,880
LaSalle Hotel Properties	375,000	11,752,500
Pennsylvania Real Estate Investment Trust	485,000	9,098,600
PennyMac Mortgage Investment Trust	490,000	11,916,800
QTS Realty Trust Inc., Class A	472,483	12,076,666
Total		149,384,853
Thrifts & Mortgage Finance 2.5%
EverBank Financial Corp.	700,000	12,544,000
MGIC Investment Corp.(a)	1,280,000	11,468,800
Oritani Financial Corp.	742,259	11,623,776
Radian Group, Inc.	650,000	10,107,500
Total		45,744,076
Total Financials		591,901,760
Health Care 6.5%
Health Care Equipment & Supplies 1.7%
CONMED Corp.	420,000	19,580,400
Symmetry Medical, Inc.(a)	1,150,000	12,167,000
Total		31,747,400
Health Care Providers & Services 4.1%
Healthways, Inc.(a)	805,032	12,043,279
Kindred Healthcare, Inc.	950,000	20,577,000
LHC Group, Inc.(a)	410,000	9,659,600
PharMerica Corp.(a)	597,900	14,409,390
VCA Antech, Inc.(a)	600,000	18,582,000
Total		75,271,269

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Technology 0.7%
MedAssets, Inc.(a)	515,000	12,509,350
Total Health Care		119,528,019
Industrials 11.2%
Airlines 1.7%
Alaska Air Group, Inc.	135,000	11,696,400
American Airlines Group, Inc.(a)	525,000	19,388,250
Total		31,084,650
Building Products 0.9%
USG Corp.(a)	463,229	16,365,880
Commercial Services & Supplies 2.3%
Deluxe Corp.	390,000	19,687,200
Steelcase, Inc., Class A	475,000	7,063,250
United Stationers, Inc.	360,000	15,346,800
Total		42,097,250
Construction & Engineering 1.5%
EMCOR Group, Inc.	215,000	10,057,700
MasTec, Inc.(a)	415,000	16,990,100
Total		27,047,800
Machinery 1.6%
Trinity Industries, Inc.	215,000	15,439,150
Wabash National Corp.(a)	1,000,000	13,510,000
Total		28,949,150
Professional Services 1.0%
Navigant Consulting, Inc.(a)	1,125,000	19,608,750
Road & Rail 1.5%
Heartland Express, Inc.	450,000	9,171,000
Swift Transportation Co.(a)	750,000	18,270,000
Total		27,441,000
Trading Companies & Distributors 0.7%
United Rentals, Inc.(a)	155,000	13,692,700
Total Industrials		206,287,180
Information Technology 14.2%
Communications Equipment 2.0%
Aruba Networks, Inc.(a)	496,000	10,172,960
Calix, Inc.(a)	800,000	6,360,000
Ciena Corp.(a)	420,000	10,319,400
Finisar Corp.(a)	385,000	9,124,500
Total		35,976,860

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Small Cap Value Fund II

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.2%
Anixter International, Inc.	105,000	11,229,750
Rogers Corp.(a)	175,000	11,322,500
Total		22,552,250
Internet Software & Services 1.7%
Endurance International Group Holdings, Inc.(a)	1,225,000	18,485,250
Saba Software, Inc.(a)	961,302	12,174,890
Total		30,660,140
IT Services 1.7%
Global Cash Access Holdings, Inc.(a)	1,625,000	13,650,000
Unisys Corp.(a)	500,000	17,110,000
Total		30,760,000
Semiconductors & Semiconductor Equipment 5.2%
Fairchild Semiconductor International, Inc.(a)	695,000	9,785,600
Integrated Device Technology, Inc.(a)	1,175,000	13,853,250
Integrated Silicon Solution(a)	800,000	9,744,000
IXYS Corp.	1,025,000	11,295,500
Kulicke & Soffa Industries, Inc.(a)	1,200,000	13,848,000
Micrel, Inc.	917,732	9,581,122
Rudolph Technologies, Inc.(a)	775,000	8,889,250
SunEdison, Inc.(a)	1,050,000	19,278,000
Total		96,274,722
Software 2.4%
BroadSoft, Inc.(a)	450,000	13,504,500
Envivio, Inc.(a)	925,000	3,339,250
EPIQ Systems, Inc.	844,621	11,976,725
Mentor Graphics Corp.	700,000	15,148,000
Total		43,968,475
Total Information Technology		260,192,447
Materials 9.0%
Chemicals 1.6%
OM Group, Inc.	375,000	11,850,000
Taminco Corp.(a)	727,447	16,527,596
Total		28,377,596
Metals & Mining 2.8%
AK Steel Holding Corp.(a)	800,000	4,968,000
Constellium NV(a)	750,000	20,842,500

Common Stocks (continued)

Issuer	Shares	Value ($)
Materion Corp.	404,730	11,975,961
Worthington Industries, Inc.	335,000	13,353,100
Total		51,139,561
Paper & Forest Products 4.6%
Boise Cascade Co.(a)	468,224	13,854,748
Clearwater Paper Corp.(a)	243,000	15,515,550
KapStone Paper and Packaging Corp.(a)	645,000	20,504,550
Louisiana-Pacific Corp.(a)	790,000	14,844,100
Neenah Paper, Inc.	400,000	20,084,000
Total		84,802,948
Total Materials		164,320,105
Utilities 4.2%
Electric Utilities 0.9%
UIL Holdings Corp.	419,000	16,223,680
Gas Utilities 2.3%
New Jersey Resources Corp.	325,000	14,628,250
South Jersey Industries, Inc.	240,000	13,723,200
Southwest Gas Corp.	240,000	12,964,800
Total		41,316,250
Multi-Utilities 1.0%
Avista Corp.	650,000	19,240,000
Total Utilities		76,779,930
Total Common Stocks (Cost: $1,162,438,356)		1,741,217,459

Money Market Funds 4.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	83,929,960	83,929,960
Total Money Market Funds (Cost: $83,929,960)		83,929,960
Total Investments (Cost: $1,246,368,316)		1,825,147,419
Other Assets & Liabilities, Net		7,737,792
Net Assets		1,832,885,211

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Small Cap Value Fund II

Portfolio of Investments (continued)

February 28, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	26,045,945	452,560,076	(394,676,061)	—	83,929,960	49,162	83,929,960
Sterling Bancorp*	16,066,311	600,675	(4,315,028)	246,798	12,598,756	590,515	20,263,125
TMS International Corp., Class A*	11,136,125	—	(15,010,229)	3,874,104	—	171,891	—
Total	53,248,381	453,160,751	(414,001,318)	4,120,902	96,528,716	811,568	104,193,085

*Issuer was not an affiliate for the entire period ended February 28, 2014.

(c)  The rate shown is the seven-day current annualized yield at February 28, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Small Cap Value Fund II

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	193,464,107	—	—	193,464,107
Consumer Staples	12,528,000	—	—	12,528,000
Energy	116,215,911	—	—	116,215,911
Financials	591,901,760	—	—	591,901,760
Health Care	119,528,019	—	—	119,528,019
Industrials	206,287,180	—	—	206,287,180
Information Technology	260,192,447	—	—	260,192,447
Materials	164,320,105	—	—	164,320,105
Utilities	76,779,930	—	—	76,779,930
Total Equity Securities	1,741,217,459	—	—	1,741,217,459
Mutual Funds
Money Market Funds	83,929,960	—	—	83,929,960
Total Mutual Funds	83,929,960	—	—	83,929,960
Total	1,825,147,419	—	—	1,825,147,419

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Small Cap Value Fund II

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,149,839,600)	$1,720,954,334
Affiliated issuers (identified cost $96,528,716)	104,193,085
Total investments (identified cost $1,246,368,316)	1,825,147,419
Receivable for:
Investments sold	13,747,291
Capital shares sold	3,153,733
Dividends	1,699,086
Prepaid expenses	2,580
Total assets	1,843,750,109
Liabilities
Payable for:
Investments purchased	9,080,982
Capital shares purchased	1,209,689
Investment management fees	36,899
Distribution and/or service fees	2,817
Transfer agent fees	360,856
Administration fees	3,710
Compensation of board members	93,868
Other expenses	76,077
Total liabilities	10,864,898
Net assets applicable to outstanding capital stock	$1,832,885,211
Represented by
Paid-in capital	$1,199,100,141
Excess of distributions over net investment income	(187,836)
Accumulated net realized gain	55,193,803
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	571,114,734
Investments — affiliated issuers	7,664,369
Total — representing net assets applicable to outstanding capital stock	$1,832,885,211

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Small Cap Value Fund II

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$299,724,896
Shares outstanding	16,103,989
Net asset value per share	$18.61
Maximum offering price per share(a)	$19.75
Class B
Net assets	$1,976,555
Shares outstanding	113,518
Net asset value per share	$17.41
Class C
Net assets	$17,202,567
Shares outstanding	988,783
Net asset value per share	$17.40
Class I
Net assets	$4,006
Shares outstanding	213
Net asset value per share(b)	$18.78
Class R
Net assets	$17,581,661
Shares outstanding	950,793
Net asset value per share	$18.49
Class R4
Net assets	$14,479,000
Shares outstanding	759,537
Net asset value per share	$19.06
Class R5
Net assets	$15,639,664
Shares outstanding	820,316
Net asset value per share	$19.07
Class Y
Net assets	$27,954,768
Shares outstanding	1,463,958
Net asset value per share	$19.10
Class Z
Net assets	$1,438,322,094
Shares outstanding	76,612,915
Net asset value per share	$18.77

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Small Cap Value Fund II

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$23,216,153
Dividends — affiliated issuers	811,568
Total income	24,027,721
Expenses:
Investment management fees	12,247,710
Distribution and/or service fees
Class A	698,787
Class B	20,298
Class C	166,356
Class R	84,119
Transfer agent fees
Class A	550,196
Class B	3,993
Class C	32,734
Class R	33,124
Class R4	6,028
Class R5	3,231
Class Z	2,543,174
Administration fees	1,232,271
Compensation of board members	50,273
Custodian fees	13,795
Printing and postage fees	129,794
Registration fees	63,567
Professional fees	46,271
Other	89,012
Total expenses	18,014,733
Expense reductions	(120)
Total net expenses	18,014,613
Net investment income	6,013,108
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	195,440,787
Investments — affiliated issuers	4,120,902
Net realized gain	199,561,689
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	220,073,564
Investments — affiliated issuers	6,915,818
Net change in unrealized appreciation (depreciation)	226,989,382
Net realized and unrealized gain	426,551,071
Net increase in net assets resulting from operations	$432,564,179

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Small Cap Value Fund II

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$6,013,108	$14,136,091
Net realized gain	199,561,689	196,445,124
Net change in unrealized appreciation (depreciation)	226,989,382	(7,305,584)
Net increase in net assets resulting from operations	432,564,179	203,275,631
Distributions to shareholders
Net investment income
Class A	(772,853)	(2,349,976)
Class B	—	(3,255)
Class C	—	(26,606)
Class I	(137,910)	(274,717)
Class R	(7,309)	(89,079)
Class R4	(19,625)	(25)
Class R5	(63,189)	(26)
Class Y	(159,364)	(27)
Class Z	(6,696,389)	(10,764,552)
Net realized gains
Class A	(30,871,667)	(6,552,473)
Class B	(230,154)	(43,346)
Class C	(1,931,099)	(354,355)
Class I	(2,250,183)	(492,523)
Class R	(1,886,129)	(339,078)
Class R4	(397,295)	(56)
Class R5	(951,945)	(56)
Class Y	(2,319,283)	(56)
Class Z	(143,847,332)	(22,798,039)
Total distributions to shareholders	(192,541,726)	(44,088,245)
Increase (decrease) in net assets from capital stock activity	138,145,001	(514,033,494)
Total increase (decrease) in net assets	378,167,454	(354,846,108)
Net assets at beginning of year	1,454,717,757	1,809,563,865
Net assets at end of year	$1,832,885,211	$1,454,717,757
Undistributed (excess of distributions over) net investment income	$(187,836)	$927,915

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Small Cap Value Fund II

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	3,350,865	59,374,596	3,741,070	54,524,154
Distributions reinvested	1,669,672	29,134,466	583,298	8,323,395
Redemptions	(4,912,107)	(86,857,688)	(24,756,419)	(363,919,210)
Net increase (decrease)	108,430	1,651,374	(20,432,051)	(301,071,661)
Class B shares
Subscriptions	1,987	33,053	364	4,913
Distributions reinvested	12,425	203,173	2,994	40,513
Redemptions(b)	(32,999)	(554,894)	(41,852)	(574,462)
Net decrease	(18,587)	(318,668)	(38,494)	(529,036)
Class C shares
Subscriptions	40,256	665,156	20,218	278,710
Distributions reinvested	93,176	1,524,897	21,899	296,075
Redemptions	(209,464)	(3,463,672)	(306,004)	(4,227,095)
Net decrease	(76,032)	(1,273,619)	(263,887)	(3,652,310)
Class I shares
Subscriptions	714	12,900	838,970	12,463,105
Distributions reinvested	136,300	2,387,632	53,408	767,133
Redemptions	(1,598,905)	(28,593,218)	(259,202)	(3,924,399)
Net increase (decrease)	(1,461,891)	(26,192,686)	633,176	9,305,839
Class R shares
Subscriptions	420,127	7,314,617	306,892	4,422,283
Distributions reinvested	105,963	1,840,003	28,949	411,082
Redemptions	(540,183)	(9,451,987)	(769,184)	(11,143,741)
Net decrease	(14,093)	(297,367)	(433,343)	(6,310,376)
Class R4 shares
Subscriptions	793,382	14,656,637	173	2,500
Distributions reinvested	22,982	416,552	—	—
Redemptions	(57,000)	(1,052,317)	—	—
Net increase	759,364	14,020,872	173	2,500
Class R5 shares
Subscriptions	910,789	16,791,439	173	2,500
Distributions reinvested	55,719	1,014,761	—	—
Redemptions	(146,365)	(2,719,235)	—	—
Net increase	820,143	15,086,965	173	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Small Cap Value Fund II

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	1,469,600	26,399,166	173	2,500
Distributions reinvested	136,883	2,478,272	—	—
Redemptions	(142,698)	(2,621,939)	—	—
Net increase	1,463,785	26,255,499	173	2,500
Class Z shares
Subscriptions	20,042,772	357,941,722	16,561,724	243,481,776
Distributions reinvested	6,936,755	122,130,226	1,806,437	25,950,757
Redemptions	(20,784,037)	(370,859,317)	(32,609,372)	(481,215,983)
Net increase (decrease)	6,195,490	109,212,631	(14,241,211)	(211,783,450)
Total net increase (decrease)	7,776,609	138,145,001	(34,775,291)	(514,033,494)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Small Cap Value Fund II

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$16.07		$14.44		$14.77		$11.05		$6.74
Income from investment operations:
Net investment income	0.03		0.11		0.02		0.00	(a)	0.04
Net realized and unrealized gain (loss)	4.59		1.96		(0.33)		3.74		4.32
Total from investment operations	4.62		2.07		(0.31)		3.74		4.36
Less distributions to shareholders:
Net investment income	(0.05)		(0.12)		(0.02)		(0.02)		(0.04)
Net realized gains	(2.03)		(0.32)		—		—		—
Tax return of capital	—		—		—		—		(0.01)
Total distributions to shareholders	(2.08)		(0.44)		(0.02)		(0.02)		(0.05)
Net asset value, end of period	$18.61		$16.07		$14.44		$14.77		$11.05
Total return	29.93%		14.70%		(2.08%)		33.89%		64.73%
Ratios to average net assets(b)
Total gross expenses	1.29%		1.33%		1.37%		1.36%		1.32%
Total net expenses(c)	1.29	%(d)	1.31	%(d)	1.31	%(d)	1.35	%(d)	1.32	%(d)
Net investment income (loss)	0.17%		0.76%		0.15%		(0.01%)		0.44%
Supplemental data
Net assets, end of period (in thousands)	$299,725		$257,083		$525,941		$565,730		$414,901
Portfolio turnover	36%		42%		41%		60%		70%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Small Cap Value Fund II

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.22		$13.70		$14.10		$10.61		$6.49
Income from investment operations:
Net investment income (loss)	(0.10)		0.00	(a)	(0.08)		(0.09)		(0.03)
Net realized and unrealized gain (loss)	4.32		1.87		(0.32)		3.58		4.15
Total from investment operations	4.22		1.87		(0.40)		3.49		4.12
Less distributions to shareholders:
Net investment income	—		(0.03)		—		—		—
Net realized gains	(2.03)		(0.32)		—		—		—
Total distributions to shareholders	(2.03)		(0.35)		—		—		—
Net asset value, end of period	$17.41		$15.22		$13.70		$14.10		$10.61
Total return	28.91%		13.94%		(2.84%)		32.89%		63.48%
Ratios to average net assets(b)
Total gross expenses	2.04%		2.08%		2.10%		2.11%		2.07%
Total net expenses(c)	2.04	%(d)	2.06	%(d)	2.05	%(d)	2.10	%(d)	2.07	%(d)
Net investment income (loss)	(0.57%)		0.01%		(0.62%)		(0.77%)		(0.29%)
Supplemental data
Net assets, end of period (in thousands)	$1,977		$2,010		$2,337		$3,093		$3,031
Portfolio turnover	36%		42%		41%		60%		70%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Small Cap Value Fund II

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.20		$13.69		$14.09		$10.60		$6.49
Income from investment operations:
Net investment income (loss)	(0.10)		(0.00	)(a)	(0.08)		(0.09)		(0.02)
Net realized and unrealized gain (loss)	4.33		1.86		(0.32)		3.58		4.13
Total from investment operations	4.23		1.86		(0.40)		3.49		4.11
Less distributions to shareholders:
Net investment income	—		(0.03)		—		—		—
Net realized gains	(2.03)		(0.32)		—		—		—
Total distributions to shareholders	(2.03)		(0.35)		—		—		—
Net asset value, end of period	$17.40		$15.20		$13.69		$14.09		$10.60
Total return	29.02%		13.87%		(2.84%)		32.92%		63.33%
Ratios to average net assets(b)
Total gross expenses	2.04%		2.08%		2.10%		2.11%		2.07%
Total net expenses(c)	2.04	%(d)	2.06	%(d)	2.06	%(d)	2.10	%(d)	2.07	%(d)
Net investment income (loss)	(0.58%)		(0.00	%)(a)	(0.62%)		(0.77%)		(0.27%)
Supplemental data
Net assets, end of period (in thousands)	$17,203		$16,190		$18,191		$23,321		$23,588
Portfolio turnover	36%		42%		41%		60%		70%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Small Cap Value Fund II

Financial Highlights (continued)

			Year Ended	Year Ended
	Year Ended February 28,		February 29,	February 28,
Class I	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$16.20	$14.54	$14.87	$11.72
Income from investment operations:
Net investment income (loss)	0.11	0.17	0.07	(0.01)
Net realized and unrealized gain (loss)	4.63	1.99	(0.32)	3.23
Total from investment operations	4.74	2.16	(0.25)	3.22
Less distributions to shareholders:
Net investment income	(0.13)	(0.18)	(0.08)	(0.07)
Net realized gains	(2.03)	(0.32)	—	—
Total distributions to shareholders	(2.16)	(0.50)	(0.08)	(0.07)
Net asset value, end of period	$18.78	$16.20	$14.54	$14.87
Total return	30.48%	15.31%	(1.64%)	27.55%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.86%	0.87%	0.92	%(c)
Total net expenses(d)	0.84%	0.86%	0.87%	0.92	%(c)(e)
Net investment income (loss)	0.60%	1.18%	0.52%	(0.12	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$23,685	$12,055	$29,390
Portfolio turnover	36%	42%	41%	60%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Small Cap Value Fund II

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.98		$14.36		$14.71		$11.01		$6.72
Income from investment operations:
Net investment income (loss)	(0.01)		0.07		(0.02)		(0.03)		0.02
Net realized and unrealized gain (loss)	4.56		1.96		(0.33)		3.73		4.30
Total from investment operations	4.55		2.03		(0.35)		3.70		4.32
Less distributions to shareholders:
Net investment income	(0.01)		(0.09)		—		—		(0.03)
Net realized gains	(2.03)		(0.32)		—		—		—
Tax return of capital	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(2.04)		(0.41)		—		—		(0.03)
Net asset value, end of period	$18.49		$15.98		$14.36		$14.71		$11.01
Total return	29.61%		14.47%		(2.38%)		33.61%		64.32%
Ratios to average net assets(b)
Total gross expenses	1.54%		1.58%		1.60%		1.61%		1.57%
Total net expenses(c)	1.54	%(d)	1.56	%(d)	1.56	%(d)	1.60	%(d)	1.57	%(d)
Net investment income (loss)	(0.08%)		0.50%		(0.12%)		(0.26%)		0.20%
Supplemental data
Net assets, end of period (in thousands)	$17,582		$15,421		$20,081		$27,450		$22,755
Portfolio turnover	36%		42%		41%		60%		70%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Small Cap Value Fund II

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$16.42		$14.41
Income from investment operations:
Net investment income	0.07		0.08
Net realized and unrealized gain	4.69		2.40
Total from investment operations	4.76		2.48
Less distributions to shareholders:
Net investment income	(0.09)		(0.15)
Net realized gains	(2.03)		(0.32)
Total distributions to shareholders	(2.12)		(0.47)
Net asset value, end of period	$19.06		$16.42
Total return	30.18%		17.60%
Ratios to average net assets(b)
Total gross expenses	1.05%		1.11	%(c)
Total net expenses(d)	1.05	%(e)	1.06	%(c)
Net investment income	0.38%		1.73	%(c)
Supplemental data
Net assets, end of period (in thousands)	$14,479		$3
Portfolio turnover	36%		42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Small Cap Value Fund II

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$16.42	$14.41
Income from investment operations:
Net investment income	0.09	0.09
Net realized and unrealized gain	4.71	2.39
Total from investment operations	4.80	2.48
Less distributions to shareholders:
Net investment income	(0.12)	(0.15)
Net realized gains	(2.03)	(0.32)
Total distributions to shareholders	(2.15)	(0.47)
Net asset value, end of period	$19.07	$16.42
Total return	30.43%	17.63%
Ratios to average net assets(b)
Total gross expenses	0.89%	0.92	%(c)
Total net expenses(d)	0.89%	0.92	%(c)
Net investment income	0.51%	1.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$15,640	$3
Portfolio turnover	36%	42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Small Cap Value Fund II

Financial Highlights (continued)

	Year Ended February 28,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$16.44	$14.43
Income from investment operations:
Net investment income	0.10	0.09
Net realized and unrealized gain	4.72	2.40
Total from investment operations	4.82	2.49
Less distributions to shareholders:
Net investment income	(0.13)	(0.16)
Net realized gains	(2.03)	(0.32)
Total distributions to shareholders	(2.16)	(0.48)
Net asset value, end of period	$19.10	$16.44
Total return	30.52%	17.66%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.87	%(c)
Total net expenses(d)	0.84%	0.87	%(c)
Net investment income	0.53%	1.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$27,955	$3
Portfolio turnover	36%	42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Small Cap Value Fund II

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$16.19		$14.54		$14.87		$11.11		$6.78
Income from investment operations:
Net investment income	0.07		0.15		0.05		0.03		0.07
Net realized and unrealized gain (loss)	4.64		1.97		(0.33)		3.78		4.33
Total from investment operations	4.71		2.12		(0.28)		3.81		4.40
Less distributions to shareholders:
Net investment income	(0.10)		(0.15)		(0.05)		(0.05)		(0.06)
Net realized gains	(2.03)		(0.32)		—		—		—
Tax return of capital	—		—		—		—		(0.01)
Total distributions to shareholders	(2.13)		(0.47)		(0.05)		(0.05)		(0.07)
Net asset value, end of period	$18.77		$16.19		$14.54		$14.87		$11.11
Total return	30.26%		15.02%		(1.84%)		34.31%		64.94%
Ratios to average net assets(a)
Total gross expenses	1.04%		1.08%		1.11%		1.11%		1.07%
Total net expenses(b)	1.04	%(c)	1.06	%(c)	1.06	%(c)	1.10	%(c)	1.07	%(c)
Net investment income	0.42%		1.01%		0.40%		0.23%		0.68%
Supplemental data
Net assets, end of period (in thousands)	$1,438,322		$1,140,319		$1,230,960		$1,276,673		$951,951
Portfolio turnover	36%		42%		41%		60%		70%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Small Cap Value Fund II

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine

Annual Report 2014
27

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2014

these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2014
28

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.74% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $5,080.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the

Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class Y shares are not subject to transfer agent fees.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $120.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted,

Annual Report 2014
29

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2014

distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,978 for Class A, $525 for Class B and $8 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through June 30, 2014
Class A	1.31%
Class B	2.06
Class C	2.06
Class I	0.98
Class R	1.56
Class R4	1.06
Class R5	1.03
Class Y	0.98
Class Z	1.06

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, post-October capital losses, late-year ordinary losses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$727,780
Accumulated net realized gain	(727,781)
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$14,672,433	$13,508,263
Long-term capital gains	177,869,293	30,579,982
Total	$192,541,726	$44,088,245

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$58,576,732
Unrealized appreciation	576,739,336

Annual Report 2014
30

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2014

At February 28, 2014, the cost of investments for federal income tax purposes was $1,248,408,083 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$594,032,714
Unrealized depreciation	(17,293,378)
Net unrealized appreciation	576,739,336

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2014, the Fund will elect to treat late-year ordinary losses of $93,684 and post-October capital losses of $1,343,162 as arising on March 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $576,878,277 and $701,684,548, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, three unaffiliated shareholder accounts owned an aggregate of 53.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota

Annual Report 2014
31

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2014

Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
32

Columbia Small Cap Value Fund II

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Small Cap Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund II (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
33

Columbia Small Cap Value Fund II

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$202,226,795

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
34

Columbia Small Cap Value Fund II

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
35

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
36

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
37

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2014
38

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
39

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
40

Columbia Small Cap Value Fund II

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Small Cap Value Fund II

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN230_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Convertible Securities Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Convertible Securities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Convertible Securities Fund

Performance Overview

Performance Summary

>  Columbia Convertible Securities Fund (the Fund) Class A shares returned 25.38% excluding sales charges for the 12-month period ended February 28, 2014.

>  The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) All Convertibles All Qualities Index, which returned 26.79% for the same 12-month period.

>  Health care and technology holdings were strong contributors to returns. A few disappointments among individual holdings detracted from overall results vs. the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	09/25/87
Excluding sales charges		25.38	17.52	6.79
Including sales charges		18.14	16.12	6.16
Class B	07/15/98
Excluding sales charges		24.37	16.63	5.99
Including sales charges		19.37	16.41	5.99
Class C	10/21/96
Excluding sales charges		24.46	16.63	5.99
Including sales charges		23.46	16.63	5.99
Class I*	09/27/10	25.90	17.84	6.93
Class R*	11/16/11	25.08	17.13	6.39
Class R4*	11/08/12	25.68	17.60	6.83
Class R5*	11/08/12	25.86	17.65	6.85
Class W*	11/16/11	25.41	17.42	6.65
Class Z	05/21/99	25.72	17.82	7.07
BofAML All Convertibles All Qualities Index		26.79	20.84	7.34

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofAML All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Convertible Securities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Convertible Securities Fund

Manager Discussion of Fund Performance

For the 12-month period ended February 28, 2014, the Fund's Class A shares returned 25.38% excluding sales charges. The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) All Convertibles All Qualities Index, which returned 26.79% for the same time period. Health care and technology holdings were positive contributors to returns. A few disappointments among individual holdings detracted from overall results vs. the benchmark.

A Favorable Market Environment

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth modestly higher over the 12-month period that ended February 28, 2014. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity also trended downward. After a brief pullback, manufacturing activity picked up midway through the period and remained strong. Business surveys and recent demand measures suggest to us that that business spending may be poised to pick up.

Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the U.S. debt ceiling, the possibility of an attack on Syria and uncertainty regarding the timing of the Federal Reserve's next move on monetary policy — prices on stocks, convertible securities and other risky assets moved higher as central banks continued to pour liquidity into key markets. Convertible securities benefitted from the strong equity market as well as a healthy increase in new issuance — a largely welcomed event, even though some of the more recent issues have been of lower quality. Furthermore, the underlying equities for the companies represented in the convertibles universe outpaced broader equity markets, ultimately boosting returns for the asset class as a whole. Traditionally growth-oriented sectors, such as health care, information technology and especially, biotechnology, were some of the strongest contributors to gains while traditionally value-oriented sectors, including utilities, financials and consumer staples, were laggards.

Contributors and Detractors

The health care sector was the largest contributor to the Fund's returns, most notably in the biotechnology industry. Gilead Sciences, a leading provider of HIV therapies, benefitted by exceeding expectations and strong revenue growth. FDA approval of the company's promising treatment for Hepatitis C was a significant factor in the stock's sharp climb, on the heels of last year's solid performance. Pharmaceutical companies Mylan Laboratories and Salix Pharmaceuticals also aided results. In the technology sector, Micron Technology convertible logged a triple-digit gain, as the company benefited from a favorable memory environment, operational effectiveness and a pending competitor acquisition. Software companies Salesforce.com and Ciena also aided performance. Within the consumer discretionary sector, Priceline.com and General Motors were positive contributors to return.

Detractors from performance were less sector-specific. A position in Hornbeck Offshore Services, an energy marine transportation and service company, lost ground during the period as the company suffered from concerns about floater rig deliveries and excess supply in the deepwater market. Within biotechnology, Dendreon, which specializes in cancer therapies, declined as it struggled with

Portfolio Management

David King, CFA

Yan Jin

Top Ten Holdings (%) (at February 28, 2014)
Micron Technology, Inc., 2.125% 02/15/33	2.6
Gilead Sciences, Inc., 1.625% 05/01/16	2.5
Bank of America Corp., 7.250%	2.0
priceline.com, Inc., 1.000% 03/15/18	1.9
Salesforce.com, Inc., 0.250% 04/01/18	1.7
Cubist Pharmaceuticals, Inc., 1.875% 09/01/20	1.5
Jarden Corp., 1.875% 09/15/18	1.5
Mylan, Inc., 3.750% 09/15/15	1.3
Chesapeake Energy Corp., 5.750%	1.3
Intel Corp.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Convertible Securities Fund

Manager Discussion of Fund Performance (continued)

prostrate cancer drug Provenge. Mining company James River Coal stumbled as it dealt with bankruptcy after coal prices declined and the company restructured its convertibles.

Flexible Approach a Plus

Our flexible and holistic approach allowed us to consider and include names across the entire convertible securities marketplace, which included several large equity-sensitive names that were leaders during the period. This flexibility aided performance relative to the benchmark. In addition, our focus on individual security research, rather than macro-driven allocations, aided results as correlations declined across most markets.

Looking Ahead

At this time, we believe that convertible securities remain an attractive option for income investors. We currently expect the pace of new convertibles issuance in the period ahead will exceed that of the past 12 months, and this trend should be welcomed by active managers. Correlations across markets have receded and are presently anticipated to remain low, which we believe may benefit individual security selection. Convertible securities are currently more equity sensitive than they have been historically, and any correction in the broader stock market may weigh on convertibles. In this environment, we currently intend to continue to focus on issue selection and to avoid large sector bets.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	4.9
Consumer Discretionary	0.7
Health Care	0.7
Information Technology	3.5
Convertible Bonds	72.5
Convertible Preferred Stocks	19.0
Consumer Staples	1.7
Energy	2.3
Financials	7.2
Health Care	0.8
Industrials	2.0
Telecommunication Services	1.2
Utilities	3.8
Money Market Funds	3.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Most convertible securities are not investment grade and are therefore more speculative in nature than securities with higher ratings. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Convertible Securities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,155.10	1,019.45	5.91	5.54	1.10
Class B	1,000.00	1,000.00	1,150.60	1,015.71	9.92	9.30	1.85
Class C	1,000.00	1,000.00	1,150.70	1,015.71	9.92	9.30	1.85
Class I	1,000.00	1,000.00	1,157.80	1,021.64	3.55	3.33	0.66
Class R	1,000.00	1,000.00	1,154.40	1,018.20	7.25	6.79	1.35
Class R4	1,000.00	1,000.00	1,156.50	1,020.69	4.57	4.28	0.85
Class R5	1,000.00	1,000.00	1,157.50	1,021.39	3.82	3.58	0.71
Class W	1,000.00	1,000.00	1,155.30	1,019.45	5.91	5.54	1.10
Class Z	1,000.00	1,000.00	1,156.90	1,020.69	4.57	4.28	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Convertible Securities Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 4.9%

Issuer	Shares	Value ($)
Consumer Discretionary 0.7%
Automobiles 0.7%
General Motors Co.(a)	200,000	7,240,000
Total Consumer Discretionary		7,240,000
Health Care 0.7%
Health Care Providers & Services 0.7%
WellPoint, Inc.	72,500	6,567,775
Total Health Care		6,567,775
Information Technology 3.5%
Computers & Peripherals 0.5%
SanDisk Corp.	65,000	4,829,500
Semiconductors & Semiconductor Equipment 3.0%
Intel Corp.	490,000	12,132,400
Microchip Technology, Inc.	180,000	8,199,000
Xilinx, Inc.	190,000	9,918,000
Total		30,249,400
Total Information Technology		35,078,900
Total Common Stocks (Cost: $46,246,189)		48,886,675
Convertible Preferred Stocks 18.4%
Consumer Staples 1.7%
Food Products 1.7%
Bunge Ltd., 4.875%	92,500	9,721,288
Post Holdings, Inc., 3.750%(b)	58,000	7,489,656
Total		17,210,944
Total Consumer Staples		17,210,944
Energy 1.9%
Oil, Gas & Consumable Fuels 1.9%
Chesapeake Energy Corp., 5.000%	73,100	7,063,287
Chesapeake Energy Corp., 5.750%(b)	10,880	12,151,600
Total		19,214,887
Total Energy		19,214,887

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Financials 7.3%
Capital Markets 1.0%
AMG Capital Trust II, 5.150%	158,000	9,633,071
Diversified Financial Services 2.0%
Bank of America Corp., 7.250%	17,200	19,832,288
Insurance 0.9%
MetLife, Inc., 5.000%	320,500	9,483,595
Real Estate Investment Trusts (REITs) 3.4%
Alexandria Real Estate Equities, Inc., 7.000%	363,200	9,806,400
Health Care REIT, Inc., 6.500%	176,300	9,872,800
Weyerhaeuser Co., 6.375%	174,800	9,519,608
iStar Financial, Inc., 4.500%	71,400	4,743,673
Total		33,942,481
Total Financials		72,891,435
Health Care 0.5%
Health Care Equipment & Supplies 0.5%
Alere, Inc., 3.000%	16,600	4,899,490
Total Health Care		4,899,490
Industrials 2.0%
Aerospace & Defense 0.8%
United Technologies Corp., 7.500%	111,800	7,431,346
Machinery 0.7%
Stanley Black & Decker, Inc., 6.250%	69,200	7,397,480
Road & Rail 0.5%
Genesee & Wyoming, Inc., 5.000%	37,750	4,977,715
Total Industrials		19,806,541
Telecommunication Services 1.2%
Wireless Telecommunication Services 1.2%
Crown Castle International Corp., 4.500%	119,290	12,091,712
Total Telecommunication Services		12,091,712
Utilities 3.8%
Electric Utilities 1.9%
NextEra Energy, Inc., 5.599%	155,100	9,424,574
PPL Corp., 8.750%	185,300	9,817,194
Total		19,241,768

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2014

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.9%
CenterPoint Energy, Inc., 3.719%(d)	179,200	9,620,800
Dominion Resources, Inc., 6.000%	82,796	4,734,275
Dominion Resources, Inc., 6.125%	82,796	4,736,759
Total		19,091,834
Total Utilities		38,333,602
Total Convertible Preferred Stocks (Cost: $169,182,416)		184,448,611

Convertible Bonds(e) 72.7%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Aerospace & Defense 1.0%
L-3 Communications Holdings, Inc. 08/01/35	3.000%		7,850,000	10,229,531
Airlines 1.5%
AirTran Holdings, Inc. Senior Unsecured 11/01/16	5.250%		4,000,000	7,532,500
United Airlines, Inc. Senior Unsecured 01/15/15	4.500%		3,115,000	7,456,531
Total				14,989,031
Automotive 2.4%
Navistar International Corp. Senior Subordinated Notes(b) 10/15/18	4.500%		7,130,000	7,396,234
Tesla Motors, Inc. Senior Unsecured(f) 03/01/19	0.250%		9,780,000	9,669,975
Volkswagen International Finance NV(b) 11/09/15	5.500%	EUR	4,600,000	7,362,108
Total				24,428,317
Brokerage 0.7%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%		8,000,000	7,195,000
Building Materials 1.0%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%		6,540,000	9,589,275

Convertible Bonds(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals —%
ShengdaTech, Inc. Senior Notes(b)(g)(h)(i) 12/15/15	6.500%	2,430,000	24,300
Consumer Cyclical Services 0.6%
MasTec, Inc. 12/15/14	4.250%	2,110,000	5,590,181
Consumer Products 1.4%
Jarden Corp. 09/15/18	1.875%	10,170,000	14,498,606
Electric 1.6%
Covanta Holding Corp. Senior Unsecured 06/01/14	3.250%	3,050,000	3,532,281
NRG Yield, Inc.(b) 02/01/19	3.500%	4,850,000	4,894,087
SunPower Corp. Senior Unsecured(b) 06/01/18	0.750%	5,040,000	7,146,871
Total			15,573,239
Gaming 1.0%
MGM Resorts International 04/15/15	4.250%	6,550,000	10,095,188
Health Care 5.0%
BioMarin Pharmaceutical, Inc. Senior Subordinated Notes 10/15/20	1.500%	4,230,000	5,076,000
Brookdale Senior Living, Inc. Senior Unsecured 06/15/18	2.750%	5,830,000	7,852,281
HeartWare International, Inc. Senior Unsecured 12/15/17	3.500%	5,740,000	7,017,150
Hologic, Inc. Senior Unsecured(d) 12/15/37	2.000%	8,450,000	9,696,375
Molina Healthcare, Inc. Senior Notes(b) 01/15/20	1.125%	5,350,000	5,985,259
Omnicare, Inc. 04/01/42	3.750%	4,520,000	6,728,337
Teleflex, Inc. Senior Subordinated Notes 08/01/17	3.875%	4,440,000	7,520,250
Total			49,875,652

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2014

Convertible Bonds(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 1.0%
Meritage Homes Corp. 09/15/32	1.875%	8,820,000	9,928,013
Independent Energy 1.6%
Endeavour International Corp. 07/15/16	5.500%	4,990,000	3,967,050
Newpark Resources, Inc. Senior Unsecured 10/01/17	4.000%	3,840,000	4,923,264
Stone Energy Corp. 03/01/17	1.750%	6,330,000	7,326,975
Total			16,217,289
Integrated Energy 1.4%
American Energy - Utica LLC PIK(b) 03/01/21	3.500%	4,950,000	4,893,570
GT Advanced Technologies, Inc. Senior Unsecured 12/15/20	3.000%	6,385,000	9,088,090
Total			13,981,660
Media Cable 1.0%
Liberty Media Corp. Senior Unsecured(b) 10/15/23	1.375%	10,165,000	9,901,625
Media Non-Cable 0.5%
Liberty Interactive LLC Senior Unsecured(b) 03/30/43	0.750%	4,090,000	5,176,877
Metals 2.9%
Alpha Natural Resources, Inc. 12/31/20	4.875%	5,280,000	4,956,600
Horsehead Holding Corp. Senior Unsecured 07/01/17	3.800%	2,670,000	3,609,840
Jaguar Mining, Inc. Senior Unsecured(g)(h) 03/31/16	5.500%	3,500,000	175,000
James River Coal Co.(b)(l) 06/01/18	10.000%	5,352,000	802,800
Molycorp, Inc. Senior Unsecured 09/01/17	6.000%	4,400,000	3,572,800

Convertible Bonds(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Gold, Inc. Senior Unsecured 06/15/19	2.875%	6,860,000	7,313,583
United States Steel Corp. Senior Unsecured 04/01/19	2.750%	7,615,000	9,147,519
Total			29,578,142
Non-Captive Consumer 0.4%
DFC Global Corp. Senior Unsecured 04/15/17	3.250%	5,100,000	4,093,923
Non-Captive Diversified 0.8%
Air Lease Corp. Senior Unsecured 12/01/18	3.875%	5,070,000	7,620,844
Oil Field Services 1.7%
Cobalt International Energy, Inc. Senior Unsecured 12/01/19	2.625%	8,000,000	7,725,600
Energy XXI Bermuda Ltd. Senior Unsecured(b) 12/15/18	3.000%	5,005,000	4,817,312
Vantage Drilling Co. Senior Unsecured(b) 07/15/43	5.500%	4,592,000	4,867,520
Total			17,410,432
Other Financial Institutions 1.9%
Ares Capital Corp. Senior Unsecured(b) 01/15/19	4.375%	9,150,000	9,752,711
Forest City Enterprises, Inc. Senior Unsecured(b) 08/15/20	3.625%	9,255,000	9,738,851
Total			19,491,562
Other Industry 0.5%
General Cable Corp. Subordinated Notes(d) 11/15/29	5.000%	4,260,000	4,803,150
Pharmaceuticals 13.1%
Akorn, Inc. Senior Unsecured 06/01/16	3.500%	1,670,000	4,971,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2014

Convertible Bonds(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corsicanto Ltd. 01/15/32	3.500%	5,650,000	3,817,423
Cubist Pharmaceuticals, Inc. Senior Unsecured(b) 09/01/20	1.875%	12,000,000	15,031,920
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	10,020,000	7,314,600
Gilead Sciences, Inc. Senior Unsecured 05/01/16	1.625%	6,550,000	23,839,969
Incyte Corp., Ltd. Senior Unsecured(b) 11/15/20	1.250%	8,350,000	12,083,786
InterMune, Inc. Senior Unsecured 09/15/18	2.500%	8,040,000	9,798,750
Medicines Co. (The) Senior Unsecured 06/01/17	1.375%	4,580,000	5,879,575
Mylan, Inc. 09/15/15	3.750%	3,060,000	12,785,063
PDL BioPharma, Inc Senior Unsecured 02/01/18	4.000%	9,310,000	9,571,844
Pacira Pharmaceuticals, Inc. Senior Unsecured 02/01/19	3.250%	1,610,000	5,116,451
Regeneron Pharmaceuticals, Inc. Senior Unsecured 10/01/16	1.875%	1,930,000	7,642,626
Salix Pharmaceuticals Ltd. Senior Notes 03/15/19	1.500%	5,760,000	10,184,400
Theravance, Inc. Subordinated Notes 01/15/23	2.125%	2,620,000	3,894,997
Total			131,932,785
Property & Casualty 0.9%
Radian Group, Inc. Senior Unsecured 03/01/19	2.250%	6,030,000	9,455,794
Railroads 0.8%
Greenbrier Companies, Inc. (The) Senior Unsecured 04/01/18	3.500%	5,650,000	7,645,156

Convertible Bonds(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refining 0.6%
Clean Energy Fuels Corp. Senior Unsecured(b) 10/01/18	5.250%	6,210,000	5,523,273
REITs 2.3%
American Residential Properties LP(b) 11/15/18	3.250%	4,527,000	4,836,466
Blackstone Mortgage Trust, Inc. Senior Unsecured 12/01/18	5.250%	7,430,000	8,217,283
Starwood Property Trust, Inc. Senior Unsecured 01/15/19	4.000%	8,330,000	9,569,087
Total			22,622,836
Retailers 1.9%
priceline.com, Inc. Senior Unsecured 03/15/18	1.000%	12,160,000	18,718,800
Technology 19.6%
Akamai Technologies, Inc. Senior Unsecured(b)(c) 02/15/19	0.000%	6,829,000	6,914,363
Bottomline Technologies de, Inc. Senior Unsecured 12/01/17	1.500%	3,670,000	4,873,613
Cardtronics, Inc. Senior Unsecured(b) 12/01/20	1.000%	5,950,000	5,886,781
Ciena Corp. Senior Unsecured(b) 10/15/18	3.750%	6,290,000	9,282,530
Concur Technologies, Inc. Senior Unsecured(b) 06/15/18	0.500%	5,418,000	7,200,251
Cornerstone OnDemand, Inc. Senior Unsecured(b) 07/01/18	1.500%	3,720,000	4,802,483
Ctrip.com International Ltd. Senior Unsecured(b) 10/15/18	1.250%	4,890,000	5,003,081
Equinix, Inc. Subordinated Notes 06/15/16	4.750%	3,055,000	7,099,056
Finisar Corp. Senior Unsecured(b) 12/15/33	0.500%	4,441,000	4,802,675

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2014

Convertible Bonds(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ixia Senior Notes 12/15/15	3.000%	4,600,000	4,795,500
Mentor Graphics Corp. 04/01/31	4.000%	5,970,000	7,417,725
Micron Technology, Inc. Senior Unsecured 02/15/33	2.125%	11,200,000	25,459,000
NQ Mobile, Inc. Senior Unsecured(b) 10/15/18	4.000%	3,845,000	3,498,950
Novellus Systems, Inc. 05/15/41	2.625%	5,970,000	9,685,131
Nuance Communications, Inc. Senior Unsecured 11/01/31	2.750%	9,740,000	9,654,775
Powerwave Technologies, Inc. Subordinated Notes(h) 10/01/27	3.875%	1,900,000	190
Proofpoint, Inc. Senior Unsecured(b) 12/15/18	1.250%	3,947,000	4,960,827
Rambus, Inc. Senior Unsecured(b) 08/15/18	1.125%	5,590,000	5,826,178
Salesforce.com, Inc. Senior Unsecured 01/15/15	0.750%	1,730,000	5,044,031
Salesforce.com, Inc.(b) Senior Unsecured 04/01/18	0.250%	14,220,000	16,806,263
SanDisk Corp. Senior Unsecured 08/15/17	1.500%	4,720,000	7,212,750
ServiceNow, Inc. Senior Unsecured(b)(c) 11/01/18	0.000%	4,255,000	4,906,547
Shutterfly, Inc. Senior Unsecured(b) 05/15/18	0.250%	4,655,000	5,144,706
SunEdison, Inc. Senior Unsecured(b) 01/01/21	2.750%	7,600,000	11,078,900
Take-Two Interactive Software, Inc. Senior Unsecured 07/01/18	1.000%	6,195,000	7,143,609
TiVo, Inc. Senior Unsecured(b) 03/15/16	4.000%	5,430,000	7,422,131

Convertible Bonds(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Workday, Inc. Senior Unsecured(b) 07/15/20	1.500%	3,580,000	5,328,937
Total			197,250,983
Textile 0.7%
Iconix Brand Group, Inc. Senior Subordinated Notes(b) 03/15/18	1.500%	5,367,000	7,489,326
Tobacco 0.7%
Vector Group Ltd. Senior Unsecured(d) 01/15/19	2.500%	5,800,000	7,403,584
Transportation Services 1.5%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	4,890,000	4,831,931
Wabash National Corp. Senior Unsecured 05/01/18	3.375%	3,520,000	4,884,000
XPO Logistics, Inc. Senior Unsecured 10/01/17	4.500%	2,710,000	5,366,938
Total			15,082,869
Wireless 0.7%
SBA Communications Corp. Senior Unsecured 10/01/14	4.000%	2,275,000	7,102,266
Total Convertible Bonds (Cost: $634,002,654)			730,519,509

Equity-Linked Notes 0.7%

Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG(b)(c) Senior Unsecured (linked to common stock of Hornbeck Offshore Services, Inc.) 12/03/14	0.000%	91,750	4,116,364
Goldman Sachs Group, Inc. (The)(b) Senior Unsecured (linked to common stock of Vertex Pharmaceuticals, Inc.) 08/27/14	0.500%	41,250	3,223,288
Total Equity-Linked Notes (Cost: $8,005,992)			7,339,652

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2014

Money Market Funds 3.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(j)(k)	36,240,405	36,240,405
Total Money Market Funds (Cost: $36,240,405)		36,240,405
Total Investments (Cost: $893,677,656)		1,007,434,852
Other Assets & Liabilities, Net		(2,623,943)
Net Assets		1,004,810,909

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the value of these securities amounted to $263,571,407 or 26.23% of net assets.

(c)  Zero coupon bond.

(d)  Variable rate security.

(e)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(f)  Represents a security purchased on a when-issued or delayed delivery basis.

(g)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2014 was $199,300, representing 0.02% of net assets. Information concerning such security holdings at February 28, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
ShengdaTech, Inc. Senior Notes 12/15/15 6.5000%	12/10/10 - 12/21/10	2,434,408
Jaquar Mining, Inc. Senior Unsecured 03/31/16 5.500%	02/04/11 - 04/17/12	3,549,162

(h)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At February 28, 2014, the value of these securities amounted to $199,490, which represents 0.02% of net assets.

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2014, the value of these securities amounted to $24,300, which represents less than 0.01% of net assets.

(j)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,891,361	501,056,460	(472,707,416)	36,240,405	19,613	36,240,405

(l)  Subsequent to February 28, 2014, security defaulted on payment of interest. The fund stopped accruing interest and wrote off any accrued balance in April 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2014

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

EUR  Euro

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2014

monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	7,240,000	—	—	7,240,000
Health Care	6,567,775	—	—	6,567,775
Information Technology	35,078,900	—	—	35,078,900
Convertible Preferred Stocks
Consumer Staples	—	17,210,944	—	17,210,944
Energy	—	23,331,251	—	23,331,251
Financials	48,708,291	24,183,144	—	72,891,435
Health Care	4,899,490	3,223,288	—	8,122,778
Industrials	19,806,541	—	—	19,806,541
Telecommunication Services	—	12,091,712	—	12,091,712
Utilities	19,288,228	19,045,374	—	38,333,602
Total Equity Securities	141,589,225	99,085,713	—	240,674,938
Bonds
Convertible Bonds
Chemicals	—	—	24,300	24,300
All other industries	—	730,495,209	—	730,495,209
Total Bonds	—	730,495,209	24,300	730,519,509
Mutual Funds
Money Market Funds	36,240,405	—	—	36,240,405
Total Mutual Funds	36,240,405	—	—	36,240,405
Total	177,829,630	829,580,922	24,300	1,007,434,852

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain convertible bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Convertible Securities Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $857,437,251)	$971,194,447
Affiliated issuers (identified cost $36,240,405)	36,240,405
Total investments (identified cost $893,677,656)	1,007,434,852
Restricted cash	645,348
Receivable for:
Investments sold	3,884,560
Capital shares sold	2,823,182
Dividends	392,150
Interest	4,375,858
Reclaims	9,075
Expense reimbursement due from Investment Manager	4,735
Prepaid expenses	1,690
Total assets	1,019,571,450
Liabilities
Payable for:
Investments purchased	4,005,469
Investments purchased on a delayed delivery basis	9,780,000
Capital shares purchased	674,076
Investment management fees	20,180
Distribution and/or service fees	3,291
Transfer agent fees	117,452
Administration fees	1,573
Compensation of board members	104,444
Other expenses	54,056
Total liabilities	14,760,541
Net assets applicable to outstanding capital stock	$1,004,810,909
Represented by
Paid-in capital	$879,745,143
Undistributed net investment income	2,090,211
Accumulated net realized gain	9,213,603
Unrealized appreciation (depreciation) on:
Investments	113,757,196
Foreign currency translations	4,756
Total — representing net assets applicable to outstanding capital stock	$1,004,810,909

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Convertible Securities Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$323,621,639
Shares outstanding	16,835,389
Net asset value per share	$19.22
Maximum offering price per share(a)	$20.39
Class B
Net assets	$910,653
Shares outstanding	48,276
Net asset value per share	$18.86
Class C
Net assets	$32,249,678
Shares outstanding	1,683,008
Net asset value per share	$19.16
Class I
Net assets	$150,493,967
Shares outstanding	7,807,931
Net asset value per share	$19.27
Class R
Net assets	$2,423,150
Shares outstanding	126,167
Net asset value per share	$19.21
Class R4
Net assets	$685,025
Shares outstanding	35,358
Net asset value per share	$19.37
Class R5
Net assets	$946,116
Shares outstanding	48,846
Net asset value per share	$19.37
Class W
Net assets	$28,152,707
Shares outstanding	1,466,647
Net asset value per share	$19.20
Class Z
Net assets	$465,327,974
Shares outstanding	24,174,042
Net asset value per share	$19.25

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Convertible Securities Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$7,267,814
Dividends — affiliated issuers	19,613
Interest	12,973,915
Foreign taxes withheld	(7,874)
Total income	20,253,468
Expenses:
Investment management fees	4,920,665
Distribution and/or service fees
Class A	633,451
Class B	10,175
Class C	221,110
Class R	10,961
Class W	69,467
Transfer agent fees
Class A	627,203
Class B	2,525
Class C	54,627
Class R	5,431
Class R4	347
Class R5	231
Class W	68,900
Class Z	425,301
Administration fees	386,205
Compensation of board members	36,774
Custodian fees	7,462
Printing and postage fees	83,306
Registration fees	78,918
Professional fees	35,504
Other	42,825
Total expenses	7,721,388
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,386,820)
Expense reductions	(1,710)
Total net expenses	6,332,858
Net investment income	13,920,610
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	56,068,614
Foreign currency translations	11,020
Net realized gain	56,079,634
Net change in unrealized appreciation (depreciation) on:
Investments	85,520,132
Foreign currency translations	4,756
Net change in unrealized appreciation (depreciation)	85,524,888
Net realized and unrealized gain	141,604,522
Net increase in net assets resulting from operations	$155,525,132

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$13,920,610	$15,821,784
Net realized gain	56,079,634	13,379,194
Net change in unrealized appreciation (depreciation)	85,524,888	10,548,141
Net increase in net assets resulting from operations	155,525,132	39,749,119
Distributions to shareholders
Net investment income
Class A	(5,470,325)	(5,824,316)
Class B	(15,796)	(48,373)
Class C	(322,779)	(426,422)
Class I	(4,677,311)	(5,875,875)
Class R	(42,946)	(55,704)
Class R4	(2,650)	(22)
Class R5	(10,061)	(23)
Class W	(617,803)	(748,268)
Class Z	(3,403,510)	(4,072,063)
Total distributions to shareholders	(14,563,181)	(17,051,066)
Increase (decrease) in net assets from capital stock activity	302,826,446	(31,063,283)
Total increase (decrease) in net assets	443,788,397	(8,365,230)
Net assets at beginning of year	561,022,512	569,387,742
Net assets at end of year	$1,004,810,909	$561,022,512
Undistributed net investment income	$2,090,211	$2,089,221

(a) Class R4 and Class R5 Shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Convertible Securities Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	8,793,410	154,082,393	2,978,867	45,049,079
Distributions reinvested	183,612	3,118,888	182,375	2,677,479
Redemptions	(5,676,984)	(97,837,010)	(2,882,841)	(42,782,310)
Net increase	3,300,038	59,364,271	278,401	4,944,248
Class B shares
Subscriptions	5,964	103,519	9,141	138,620
Distributions reinvested	597	9,894	1,563	22,517
Redemptions(b)	(45,001)	(743,165)	(134,684)	(1,961,789)
Net decrease	(38,440)	(629,752)	(123,980)	(1,800,652)
Class C shares
Subscriptions	738,084	13,076,747	124,220	1,848,364
Distributions reinvested	10,144	172,583	13,916	203,668
Redemptions	(192,142)	(3,305,414)	(357,837)	(5,295,639)
Net increase (decrease)	556,086	9,943,916	(219,701)	(3,243,607)
Class I shares
Subscriptions	179,769	3,030,442	638,685	9,415,136
Distributions reinvested	277,612	4,677,228	399,546	5,875,783
Redemptions	(4,123,467)	(72,667,287)	(1,957,488)	(28,708,271)
Net decrease	(3,666,086)	(64,959,617)	(919,257)	(13,417,352)
Class R shares
Subscriptions	37,934	652,380	34,136	502,970
Distributions reinvested	584	9,876	828	12,150
Redemptions	(33,220)	(581,876)	(52,085)	(772,004)
Net increase (decrease)	5,298	80,380	(17,121)	(256,884)
Class R4 shares
Subscriptions	35,060	642,022	169	2,500
Distributions reinvested	145	2,578	—	—
Redemptions	(16)	(300)	—	—
Net increase	35,189	644,300	169	2,500
Class R5 shares
Subscriptions	55,914	979,220	169	2,500
Distributions reinvested	561	9,985	—	—
Redemptions	(7,798)	(139,816)	—	—
Net increase	48,677	849,389	169	2,500
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Convertible Securities Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	497,760	8,597,156	704,883	10,370,297
Distributions reinvested	36,682	617,733	50,873	748,185
Redemptions	(768,943)	(13,391,118)	(978,875)	(14,393,032)
Net decrease	(234,501)	(4,176,229)	(223,119)	(3,274,550)
Class Z shares
Subscriptions	19,068,281	346,642,971	3,470,807	51,631,561
Distributions reinvested	70,743	1,203,526	86,361	1,266,808
Redemptions	(2,664,182)	(46,136,709)	(4,543,771)	(66,917,855)
Net increase (decrease)	16,474,842	301,709,788	(986,603)	(14,019,486)
Total net increase (decrease)	16,481,103	302,826,446	(2,211,042)	(31,063,283)

(a) Class R4 and Class R5 are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Convertible Securities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.68		$14.99		$15.55		$12.92		$9.93
Income from investment operations:
Net investment income	0.34		0.41		0.42		0.45		0.34
Net realized and unrealized gain (loss)	3.58		0.73		(0.56)		2.67		2.99
Total from investment operations	3.92		1.14		(0.14)		3.12		3.33
Less distributions to shareholders:
Net investment income	(0.38)		(0.45)		(0.42)		(0.49)		(0.34)
Total distributions to shareholders	(0.38)		(0.45)		(0.42)		(0.49)		(0.34)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$19.22		$15.68		$14.99		$15.55		$12.92
Total return	25.38%		7.84%		(0.75%)		24.72%		33.91%
Ratios to average net assets(b)
Total gross expenses	1.35%		1.39%		1.27%		1.31	%(c)	1.24%
Total net expenses(d)	1.12	%(e)	1.15	%(e)	1.12	%(e)	1.15	%(c)(e)	1.20	%(e)
Net investment income	1.97%		2.80%		2.86%		3.27%		2.88%
Supplemental data
Net assets, end of period (in thousands)	$323,622		$212,252		$198,721		$224,608		$191,414
Portfolio turnover	76%		71%		66%		118%		117%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Convertible Securities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.40		$14.72		$15.28		$12.70		$9.77
Income from investment operations:
Net investment income	0.21		0.30		0.30		0.35		0.24
Net realized and unrealized gain (loss)	3.51		0.72		(0.55)		2.62		2.94
Total from investment operations	3.72		1.02		(0.25)		2.97		3.18
Less distributions to shareholders:
Net investment income	(0.26)		(0.34)		(0.31)		(0.39)		(0.25)
Total distributions to shareholders	(0.26)		(0.34)		(0.31)		(0.39)		(0.25)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$18.86		$15.40		$14.72		$15.28		$12.70
Total return	24.37%		7.10%		(1.53%)		23.83%		32.86%
Ratios to average net assets(b)
Total gross expenses	2.10%		2.13%		2.04%		2.06	%(c)	1.99%
Total net expenses(d)	1.88	%(e)	1.89	%(e)	1.88	%(e)	1.90	%(c)(e)	1.95	%(e)
Net investment income	1.23%		2.07%		2.04%		2.61%		2.10%
Supplemental data
Net assets, end of period (in thousands)	$911		$1,335		$3,102		$12,089		$24,126
Portfolio turnover	76%		71%		66%		118%		117%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Convertible Securities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.63		$14.95		$15.51		$12.88		$9.91
Income from investment operations:
Net investment income	0.21		0.30		0.31		0.35		0.25
Net realized and unrealized gain (loss)	3.58		0.72		(0.56)		2.67		2.97
Total from investment operations	3.79		1.02		(0.25)		3.02		3.22
Less distributions to shareholders:
Net investment income	(0.26)		(0.34)		(0.31)		(0.39)		(0.25)
Total distributions to shareholders	(0.26)		(0.34)		(0.31)		(0.39)		(0.25)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$19.16		$15.63		$14.95		$15.51		$12.88
Total return	24.46%		6.99%		(1.51%)		23.88%		32.80%
Ratios to average net assets(b)
Total gross expenses	2.10%		2.14%		2.02%		2.06	%(c)	1.99%
Total net expenses(d)	1.87	%(e)	1.90	%(e)	1.87	%(e)	1.90	%(c)(e)	1.95	%(e)
Net investment income	1.21%		2.05%		2.10%		2.53%		2.12%
Supplemental data
Net assets, end of period (in thousands)	$32,250		$17,617		$20,127		$21,717		$20,103
Portfolio turnover	76%		71%		66%		118%		117%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Convertible Securities Fund

Financial Highlights (continued)

			Year Ended	Year Ended
	Year Ended February 28,		February 29,	February 28,
Class I	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$15.72	$15.02	$15.58	$13.69
Income from investment operations:
Net investment income	0.42	0.48	0.47	0.17
Net realized and unrealized gain (loss)	3.58	0.72	(0.57)	1.86
Total from investment operations	4.00	1.20	(0.10)	2.03
Less distributions to shareholders:
Net investment income	(0.45)	(0.50)	(0.46)	(0.14)
Total distributions to shareholders	(0.45)	(0.50)	(0.46)	(0.14)
Net asset value, end of period	$19.27	$15.72	$15.02	$15.58
Total return	25.90%	8.29%	(0.43%)	14.92%
Ratios to average net assets(b)
Total gross expenses	0.85%	0.89%	0.84%	0.90	%(c)
Total net expenses(d)	0.69%	0.74%	0.77%	0.86	%(c)(e)
Net investment income	2.43%	3.21%	3.28%	2.63	%(c)
Supplemental data
Net assets, end of period (in thousands)	$150,494	$180,374	$186,160	$82,875
Portfolio turnover	76%	71%	66%	118%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Convertible Securities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,
Class R	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$15.67		$14.99		$13.80
Income from investment operations:
Net investment income	0.30		0.38		0.11
Net realized and unrealized gain	3.58		0.72		1.20	(b)
Total from investment operations	3.88		1.10		1.31
Less distributions to shareholders:
Net investment income	(0.34)		(0.42)		(0.12)
Total distributions to shareholders	(0.34)		(0.42)		(0.12)
Net asset value, end of period	$19.21		$15.67		$14.99
Total return	25.08%		7.55%		9.57%
Ratios to average net assets(c)
Total gross expenses	1.60%		1.64%		1.28	%(d)
Total net expenses(e)	1.37	%(f)	1.40	%(f)	1.20	%(d)
Net investment income	1.72%		2.56%		2.64	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,423		$1,894		$2,068
Portfolio turnover	76%		71%		66%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Convertible Securities Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$15.80		$14.75
Income from investment operations:
Net investment income	0.37		0.14
Net realized and unrealized gain	3.62		1.04
Total from investment operations	3.99		1.18
Less distributions to shareholders:
Net investment income	(0.42)		(0.13)
Total distributions to shareholders	(0.42)		(0.13)
Net asset value, end of period	$19.37		$15.80
Total return	25.68%		8.05%
Ratios to average net assets(b)
Total gross expenses	1.10%		1.24	%(c)
Total net expenses(d)	0.85	%(e)	0.92	%(c)
Net investment income	2.09%		2.96	%(c)
Supplemental data
Net assets, end of period (in thousands)	$685		$3
Portfolio turnover	76%		71%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Convertible Securities Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$15.80	$14.75
Income from investment operations:
Net investment income	0.40	0.14
Net realized and unrealized gain	3.62	1.04
Total from investment operations	4.02	1.18
Less distributions to shareholders:
Net investment income	(0.45)	(0.13)
Total distributions to shareholders	(0.45)	(0.13)
Net asset value, end of period	$19.37	$15.80
Total return	25.86%	8.08%
Ratios to average net assets(b)
Total gross expenses	0.90%	1.01	%(c)
Total net expenses(d)	0.71%	0.79	%(c)
Net investment income	2.25%	3.09	%(c)
Supplemental data
Net assets, end of period (in thousands)	$946	$3
Portfolio turnover	76%	71%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Convertible Securities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,
Class W	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$15.66		$14.98		$13.80
Income from investment operations:
Net investment income	0.34		0.42		0.14
Net realized and unrealized gain	3.58		0.72		1.17	(b)
Total from investment operations	3.92		1.14		1.31
Less distributions to shareholders:
Net investment income	(0.38)		(0.46)		(0.13)
Total distributions to shareholders	(0.38)		(0.46)		(0.13)
Net asset value, end of period	$19.20		$15.66		$14.98
Total return	25.41%		7.87%		9.56%
Ratios to average net assets(c)
Total gross expenses	1.35%		1.39%		0.85	%(d)
Total net expenses(e)	1.12	%(f)	1.15	%(f)	0.77	%(d)
Net investment income	1.98%		2.83%		3.44	%(d)
Supplemental data
Net assets, end of period (in thousands)	$28,153		$26,640		$28,830
Portfolio turnover	76%		71%		66%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Convertible Securities Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.70		$15.01		$15.58		$12.93		$9.94
Income from investment operations:
Net investment income	0.38		0.45		0.45		0.49		0.37
Net realized and unrealized gain (loss)	3.59		0.73		(0.57)		2.68		2.99
Total from investment operations	3.97		1.18		(0.12)		3.17		3.36
Less distributions to shareholders:
Net investment income	(0.42)		(0.49)		(0.45)		(0.52)		(0.37)
Total distributions to shareholders	(0.42)		(0.49)		(0.45)		(0.52)		(0.37)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$19.25		$15.70		$15.01		$15.58		$12.93
Total return	25.72%		8.10%		(0.56%)		25.17%		34.20%
Ratios to average net assets(b)
Total gross expenses	1.10%		1.14%		1.02%		1.06	%(c)	0.99%
Total net expenses(d)	0.87	%(e)	0.90	%(e)	0.87	%(e)	0.90	%(c)(e)	0.95	%(e)
Net investment income	2.18%		3.06%		3.08%		3.52%		3.12%
Supplemental data
Net assets, end of period (in thousands)	$465,328		$120,906		$130,380		$166,597		$198,457
Portfolio turnover	76%		71%		66%		118%		117%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Convertible Securities Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2014
30

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2014

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2014
31

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2014

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.75% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.05% as

Annual Report 2014
32

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2014

the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $2,851.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.25
Class C	0.25
Class R	0.25
Class R4	0.24
Class R5	0.05
Class W	0.25
Class Z	0.25

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $1,710.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares

Annual Report 2014
33

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2014

and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $241,781 for Class A, $669 for Class B and $2,683 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014	Prior to July 1, 2013
Class A	1.10%	1.17%
Class B	1.85	1.92
Class C	1.85	1.92
Class I	0.66	0.74
Class R	1.35	1.42
Class R4	0.85	0.92
Class R5	0.71	0.79
Class W	1.10	1.17
Class Z	0.85	0.92

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$643,561
Accumulated net realized gain	(643,560)
Paid-in capital	(1)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$14,563,181	$17,051,066

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,117,085
Undistributed accumulated long-term gain	9,261,752
Unrealized appreciation	111,223,071

At February 28, 2014, the cost of investments for federal income tax purposes was $896,211,781 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$134,489,876
Unrealized depreciation	(23,266,805)
Net unrealized appreciation	$111,223,071

For the year ended February 28, 2014, $46,078,769 of capital loss carryforward was utilized.

Annual Report 2014
34

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2014

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $771,797,828 and $493,450,007, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 23.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 24.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of

Annual Report 2014
35

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2014

these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
36

Columbia Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Convertible Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
37

Columbia Convertible Securities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	22.71%
Dividends Received Deduction	22.16%
Capital Gain Dividend	$9,724,840

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
38

Columbia Convertible Securities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
39

Columbia Convertible Securities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
40

Columbia Convertible Securities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
41

Columbia Convertible Securities Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
42

Columbia Convertible Securities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager Mutual Fund Products, Columbia Management Investment Advisers, LLC — since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
43

Columbia Convertible Securities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
44

Columbia Convertible Securities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia Convertible Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN134_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia International Value Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia International Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Approval of Investment Management Services Agreement	46
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia International Value Fund

Performance Overview

Performance Summary

>  Columbia International Value Fund (the Fund) Class A shares returned 26.87% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 21.15% for the same period.

>  Stock picking drove the Fund's strong performance for the period, with particularly good results in the consumer discretionary, health care and financials sectors. A position in U.S. stocks also aided relative results, as the United States is not included in the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	12/27/95
Excluding sales charges		26.87	14.41	6.00
Including sales charges		19.61	13.07	5.37
Class B	05/22/98
Excluding sales charges		25.96	13.59	5.22
Including sales charges		20.96	13.35	5.22
Class C	06/15/98
Excluding sales charges		25.88	13.54	5.20
Including sales charges		24.88	13.54	5.20
Class I*	09/27/10	27.35	13.88	5.75
Class R*	09/27/10	26.50	14.08	5.70
Class R4*	11/08/12	27.21	14.49	6.04
Class R5*	11/08/12	27.34	14.51	6.05
Class Z	12/27/95	27.13	14.67	6.26
MSCI EAFE Value Index (Net)		21.15	17.86	6.58

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia International Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia International Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 26.87% excluding sales charges. The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 21.15% for the same period. Stock selection drove the Fund's strong performance for the period, with particularly good results in the consumer discretionary health care and financials sectors. A position in U.S. stocks, which are not included in the benchmark, also aided relative results as the U.S. market was one of the strongest performers for the period.

Broad Rally in Global Stock Markets

Stocks celebrated a year of strong performance, as international equities posted solid returns for the 12-month period that ended February 28, 2014. Stabilizing economic growth, accommodating global bank policy and undemanding valuations triggered a rise in stock markets around the world. However, emerging markets did not participate in the rally. Fears of reduced capital flow, as the Federal Reserve winds down its stimulus, and developing unrest in Eastern Europe weighed on returns in emerging markets. Yet, most emerging markets turned positive in the final month of the period.

Top-performing international markets were clustered in Europe, with Ireland, Greece and Spain showing good results. Japan was a strong performer, helped by Prime Minister Abe's efforts to jumpstart a meaningful economic recovery after years of stagnation.

Contributors and Detractors

Stock selection helped the Fund edge out its benchmark for the period, and out-of-benchmark positions were the strongest performers. Within the consumer discretionary sector, auto-related stocks aided relative results. Kongsberg Automotive, a Norwegian company that makes parts and small trucks, and Fuji Heavy Industries, a Japanese manufacturer of autos and trucks, rose strongly. Fuji was a big beneficiary of government policy. In the financials sector, insurance stocks made a strong contribution to return. Overweights in Aviva and CNP Assurances helped the contribution of their strong performances for the period. Within the health care sector, Jazz Pharmaceuticals, a maker of cancer drugs and pain medications domiciled in Ireland, was a top contributor to performance. Recordati SpA, a pharmaceutical company based in Milan, Italy, also generated a strong return for the Fund. Neither stocks are included in the benchmark.

Stock selection in the telecommunications and utilities sectors generally detracted from relative performance. The Fund's lack of exposure to some of the best performers within the sectors, as represented by the benchmark, hampered results. An out-of-benchmark position in Energy Development, a geothermal power supplier in the Philippines, further weighed on returns as the company experienced a delay in bringing new power-generating utilities online.

Portfolio Management

Fred Copper, CFA

Daisuke Nomoto, CMA (SAAJ)

Effective June 2013, Mr. Copper was named a Portfolio Manager of the Fund as Columbia Management Investment Advisers, LLC assumed the day-to-day investment management responsibilities for the Fund. Prior to this change, Brandes Investment Partners, L.P. had served as the Fund's subadvisor. Effective August 2013, Mr. Nomoto was named a Portfolio Manager of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investment Risks

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
4

Columbia International Value Fund

Manager Discussion of Fund Performance (continued)

The Fund uses currency contracts as part of its overall investment strategy, primarily to hedge benchmark relative currency risk. On occasion, some active currency positions may also be taken through the use of currency contracts. The currency hedging policy detracted from Fund results during the period as the currency exposures resulting from our active country positions would have outperformed the benchmark currency basket had we not hedged them. They performed as expected, however, which was to eliminate the active currency positions that resulted from our country/stock selection process, which to us simply represents uncompensated risk.

Looking Ahead

At this time, we are positive in our outlook for international stock markets in 2014. We believe the global economy is stabilizing at present, even though growth remains modest. Against that backdrop, we have currently positioned the Fund to respond to cyclical recovery in Europe and to ongoing monetary stimulus. Longer term, we remain concerned about the high level of debt in developed markets and the potential for slowing growth, which we believe is likely to result in greater volatility and pressure on equity returns around the world.

Top Ten Holdings (%) (at February 28, 2014)
Royal Dutch Shell PLC, Class B (United Kingdom)	3.8
HSBC Holdings PLC (United Kingdom)	3.3
Allianz SE, Registered Shares (Germany)	2.2
GlaxoSmithKline PLC (United Kingdom)	2.2
BNP Paribas SA (France)	2.2
Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
AXA SA (France)	2.0
Total SA (France)	1.8
Australia and New Zealand Banking Group Ltd. (Australia)	1.8
Sanofi (France)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 28, 2014)
Australia	4.8
Belgium	1.3
Canada	0.6
Denmark	0.6
France	9.3
Germany	9.7
Hong Kong	1.0
Ireland	4.2
Italy	2.2
Japan	20.1
Netherlands	4.2
Norway	1.5
Singapore	1.5
South Korea	2.3
Spain	2.5
Sweden	2.8
Switzerland	5.8
Taiwan	0.5
United Kingdom	19.9
United States(a)	5.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2014
5

Columbia International Value Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2014)
Industry	Percentage of Net Assets (%)
Aerospace & Defense	1.2
Auto Components	4.0
Automobiles	1.9
Beverages	0.5
Biotechnology	3.1
Capital Markets	1.7
Chemicals	1.4
Commercial Banks	18.8
Commercial Services & Supplies	0.4
Communications Equipment	0.5
Construction & Engineering	0.2
Containers & Packaging	1.3
Diversified Financial Services	2.7
Diversified Telecommunication Services	0.9
Electric Utilities	1.3
Electronic Equipment, Instruments & Components	0.8
Energy Equipment & Services	0.3
Food & Staples Retailing	2.1
Food Products	0.4
Gas Utilities	0.3
Health Care Equipment & Supplies	0.5
Household Durables	1.8
Industrial Conglomerates	2.7
Insurance	10.3
Internet & Catalog Retail	1.5
IT Services	2.3
Machinery	4.5
Media	2.2
Metals & Mining	3.0
Oil, Gas & Consumable Fuels	9.5
Pharmaceuticals	6.3
Professional Services	1.2
Real Estate Management & Development	1.0
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	0.2
Specialty Retail	0.2

Annual Report 2014
6

Columbia International Value Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (continued) (at February 28, 2014)
Industry	Percentage of Net Assets (%)
Textiles, Apparel & Luxury Goods	1.3
Tobacco	0.7
Trading Companies & Distributors	1.8
Wireless Telecommunication Services	3.9
Money Market Funds	0.4
Total	100.1

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2014
7

Columbia International Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,184.80	1,017.90	7.68	7.09	1.41
Class B	1,000.00	1,000.00	1,180.60	1,014.16	11.74	10.85	2.16
Class C	1,000.00	1,000.00	1,180.50	1,014.16	11.74	10.85	2.16
Class I	1,000.00	1,000.00	1,186.90	1,020.19	5.18	4.78	0.95
Class R	1,000.00	1,000.00	1,183.20	1,016.65	9.04	8.35	1.66
Class R4	1,000.00	1,000.00	1,186.10	1,019.25	6.21	5.74	1.14
Class R5	1,000.00	1,000.00	1,186.40	1,019.60	5.83	5.39	1.07
Class Z	1,000.00	1,000.00	1,186.30	1,019.15	6.32	5.84	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
8

Columbia International Value Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%

Issuer	Shares	Value ($)
Australia 4.8%
Australia and New Zealand Banking Group Ltd.	169,301	4,867,476
Commonwealth Bank of Australia	16,087	1,074,460
Macmahon Holdings Ltd.(a)	4,150,382	446,542
National Australia Bank Ltd.	152,316	4,736,868
Westpac Banking Corp.	67,336	2,020,887
Total		13,146,233
Belgium 1.2%
Barco NV	26,761	2,118,776
Delhaize Group SA	18,007	1,295,198
Total		3,413,974
Canada 0.6%
Cott Corp.	150,901	1,228,334
Eastern Platinum Ltd.(a)	3,756,257	305,304
Total		1,533,638
Denmark 0.6%
Pandora A/S	24,716	1,675,010
France 9.3%
AXA SA	203,492	5,319,869
BNP Paribas SA	72,004	5,909,560
CNP Assurances	159,281	3,434,145
Metropole Television SA	46,812	1,088,756
Sanofi	45,925	4,775,191
Total SA	75,483	4,900,018
Total		25,427,539
Germany 9.7%
Allianz SE, Registered Shares	33,213	5,945,956
Aurelius AG	32,575	1,286,624
Aurubis AG	42,384	2,359,412
BASF SE	20,425	2,351,830
Continental AG	13,088	3,185,828
Daimler AG, Registered Shares	20,373	1,898,720
Deutz AG(a)	93,735	1,022,251
Duerr AG	24,259	2,030,513
Freenet AG	110,460	3,734,703
Siemens AG, Registered Shares	19,036	2,542,407
Total		26,358,244

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 1.0%
Hongkong Land Holdings Ltd.	188,000	1,180,603
K Wah International Holdings Ltd.	2,060,000	1,599,327
Total		2,779,930
Ireland 4.2%
DCC PLC	40,954	2,169,172
Dragon Oil PLC	332,654	3,372,914
Jazz Pharmaceuticals PLC(a)	14,232	2,162,481
Smurfit Kappa Group PLC	129,815	3,617,719
Total		11,322,286
Italy 2.2%
ENI SpA	126,758	3,058,373
Recordati SpA	156,631	2,881,917
Total		5,940,290
Japan 20.2%
Aisin Seiki Co., Ltd.	53,400	1,859,515
Central Japan Railway Co.	22,800	2,661,037
CyberAgent, Inc.	38,748	1,707,033
Daiichikosho Co., Ltd.	104,100	3,133,981
Fuji Heavy Industries Ltd.	123,400	3,349,642
Fuji Machine Manufacturing Co., Ltd.	71,800	620,758
Fujitsu General Ltd.	167,000	1,710,546
Fuyo General Lease Co., Ltd.	74,500	2,515,641
Hino Motors Ltd.	158,000	2,344,783
Iida Group Holdings Co., Ltd.(a)	109,044	1,658,628
IT Holdings Corp.	176,200	3,044,160
ITOCHU Corp.	240,300	2,994,597
Japan Tobacco, Inc.	57,500	1,831,360
Kanamoto Co., Ltd.	65,000	1,850,128
KDDI Corp.	43,400	2,654,155
Mitsubishi UFJ Financial Group, Inc.	731,131	4,236,652
NAC Co., Ltd.	66,200	1,064,755
Nakanishi, Inc.	7,800	1,268,192
Namura Shipbuilding Co., Ltd.	145,300	1,494,743
Nihon M&A Center, Inc.	23,500	1,895,901
NuFlare Technology, Inc.	8,002	575,145
Sumitomo Mitsui Financial Group, Inc.	121,442	5,452,509
Temp Holdings Co., Ltd.	45,000	1,330,605

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia International Value Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Tokyo Gas Co., Ltd.	174,000	874,095
TS Tech Co., Ltd.	67,700	2,216,526
Yodogawa Steel Works Ltd.	162,000	675,927
Total		55,021,014
Netherlands 4.2%
ING Groep NV-CVA(a)	304,477	4,442,251
Koninklijke Ahold NV	236,933	4,419,928
Koninklijke Philips NV	77,334	2,707,032
Total		11,569,211
Norway 1.5%
Atea ASA	82,153	879,428
Electromagnetic GeoServices(a)	630,803	780,884
Kongsberg Automotive Holding ASA(a)	2,552,136	2,406,713
Total		4,067,025
Singapore 1.5%
DBS Group Holdings Ltd.	320,000	4,174,445
South Korea 2.3%
GS Home Shopping, Inc.	7,431	1,805,761
Hyundai Home Shopping Network Corp.	15,067	2,372,885
LG Fashon Corp.	53,480	1,392,244
Youngone Holdings Co., Ltd.	8,433	584,211
Total		6,155,101
Spain 2.5%
Banco Bilbao Vizcaya Argentaria SA	266,280	3,306,080
Iberdrola SA	517,555	3,441,175
Total		6,747,255
Sweden 2.8%
MQ Holding AB	117,031	434,418
Nordea Bank AB	256,229	3,670,605
Saab AB, Class B	127,160	3,518,312
Total		7,623,335
Switzerland 5.8%
Autoneum Holding AG	7,017	1,251,811
Baloise Holding AG, Registered Shares	26,560	3,424,564
Bucher Industries AG, Registered Shares	5,507	1,685,912
Georg Fischer AG, Registered Shares	3,773	3,024,406
Nestlé SA, Registered Shares	14,864	1,125,574

Common Stocks (continued)

Issuer	Shares	Value ($)
Novartis AG, Registered Shares	16,608	1,386,990
Zurich Insurance Group AG	12,707	3,893,731
Total		15,792,988
Taiwan 0.5%
Wistron NeWeb Corp.	510,000	1,326,716
United Kingdom 19.9%
Amarin Corp. PLC, ADR(a)	472,521	822,186
Antofagasta PLC	95,970	1,447,163
Aviva PLC	477,088	3,783,629
Barclays PLC	722,070	3,048,250
BP PLC	491,968	4,155,376
Crest Nicholson Holdings PLC(a)	245,501	1,570,006
GlaxoSmithKline PLC	211,771	5,927,496
HSBC Holdings PLC	861,909	9,088,527
Intermediate Capital Group PLC	447,218	3,370,751
Lancashire Holdings Ltd.	177,235	2,176,948
Rio Tinto PLC	32,039	1,841,568
Royal Dutch Shell PLC, Class B	264,956	10,324,488
Vodafone Group PLC	856,285	3,570,394
Vodafone Group PLC, ADR	18,540	770,685
Xchanging PLC	758,756	2,242,566
Total		54,140,033
United States 4.8%
Ariad Pharmaceuticals, Inc.(a)	58,924	512,050
Auspex Pharmaceuticals, Inc.(a)	32,128	793,562
CF Industries Holdings, Inc.	6,229	1,562,856
Dynavax Technologies Corp.(a)	368,281	685,003
Gilead Sciences, Inc.(a)	14,401	1,192,259
Infinity Pharmaceuticals, Inc.(a)	67,306	1,055,358
Insmed, Inc.(a)	42,436	849,144
Keryx Biopharmaceuticals, Inc.(a)	37,609	603,624
Pharmacyclics, Inc.(a)	4,543	629,932
Stillwater Mining Co.(a)	111,166	1,505,188
Verizon Communications, Inc.	41,287	1,957,829
Verizon Communications, Inc.	8,939	425,324
Vertex Pharmaceuticals, Inc.(a)	15,007	1,213,466
Total		12,985,595
Total Common Stocks (Cost: $238,683,318)		271,199,862

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia International Value Fund

Portfolio of Investments (continued)

February 28, 2014

Exchange-Traded Funds 0.1%

	Shares	Value ($)
iShares MSCI EAFE ETF	4,011	270,542
Total Exchange-Traded Funds (Cost: $271,196)		270,542

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	1,008,820	1,008,820
Total Money Market Funds (Cost: $1,008,820)		1,008,820
Total Investments (Cost: $239,963,334)		272,479,224
Other Assets & Liabilities, Net		(142,450)
Net Assets		272,336,774

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 28, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Toronto Dominion	03/27/14	1,511,000 CAD	1,352,639 USD	—	(11,178)
Toronto Dominion	03/27/14	2,400,000 CHF	2,674,255 USD	—	(55,068)
Toronto Dominion	03/27/14	2,955,000 DKK	537,648 USD	—	(9,026)
Toronto Dominion	03/27/14	361,110,000 JPY	3,515,006 USD	—	(33,717)
Toronto Dominion	03/27/14	6,458,869,000 KRW	5,948,215 USD	—	(77,826)
Toronto Dominion	03/27/14	3,551,000 SEK	544,576 USD	—	(9,040)
Toronto Dominion	03/27/14	80,360,000 TWD	2,651,753 USD	—	(768)
Toronto Dominion	03/27/14	7,063,438 USD	8,063,000 AUD	120,082	—
Toronto Dominion	03/27/14	530,705 USD	1,279,000 BRL	11,170	—
Toronto Dominion	03/27/14	1,591,819 USD	1,167,000 EUR	18,964	—
Toronto Dominion	03/27/14	15,644,300 USD	9,482,000 GBP	230,960	—
Toronto Dominion	03/27/14	537,496 USD	6,449,955,000 IDR	17,884	—
Toronto Dominion	03/27/14	817,246 USD	2,857,000 ILS	1,572	—
Toronto Dominion	03/27/14	801,834 USD	985,000 NZD	22,555	—
Toronto Dominion	03/27/14	812,888 USD	1,036,000 SGD	4,377	—
				427,564	(196,623)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia International Value Fund

Portfolio of Investments (continued)

February 28, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,630,043	177,734,417	(185,355,640)	1,008,820	2,487	1,008,820

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

ILS  Israeli Shekel

JPY  Japanese Yen

KRW  Korean Won

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia International Value Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia International Value Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	35,302,233	—	35,302,233
Consumer Staples	1,228,334	8,672,060	—	9,900,394
Energy	—	26,592,053	—	26,592,053
Financials	—	93,960,356	—	93,960,356
Health Care	10,519,066	16,239,786	—	26,758,852
Industrials	—	35,403,854	—	35,403,854
Information Technology	—	10,186,792	—	10,186,792
Materials	3,373,348	12,293,619	—	15,666,967
Telecommunication Services	1,196,009	11,917,082	—	13,113,091
Utilities	—	4,315,270	—	4,315,270
Exchange-Traded Funds	270,542	—	—	270,542
Total Equity Securities	16,587,299	254,883,105	—	271,470,404
Mutual Funds
Money Market Funds	1,008,820	—	—	1,008,820
Total Mutual Funds	1,008,820	—	—	1,008,820
Investments in Securities	17,596,119	254,883,105	—	272,479,224
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	427,564	—	427,564
Liabilities
Forward Foreign Currency Exchange Contracts	—	(196,623)	—	(196,623)
Total	17,596,119	255,114,046	—	272,710,165

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia International Value Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $238,954,514)	$271,470,404
Affiliated issuers (identified cost $1,008,820)	1,008,820
Total investments (identified cost $239,963,334)	272,479,224
Foreign currency (identified cost $217)	217
Unrealized appreciation on forward foreign currency exchange contracts	427,564
Receivable for:
Investments sold	3,766,206
Capital shares sold	317,221
Dividends	1,258,675
Reclaims	1,235,538
Prepaid expenses	1,001
Total assets	279,485,646
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	196,623
Payable for:
Investments purchased	37,017
Capital shares purchased	6,666,588
Investment management fees	6,006
Distribution and/or service fees	1,548
Transfer agent fees	50,066
Administration fees	608
Compensation of board members	116,955
Expense reimbursement due to Investment Manager	977
Other expenses	72,484
Total liabilities	7,148,872
Net assets applicable to outstanding capital stock	$272,336,774
Represented by
Paid-in capital	$796,431,082
Undistributed net investment income	2,610,510
Accumulated net realized loss	(559,518,826)
Unrealized appreciation (depreciation) on:
Investments	32,515,890
Foreign currency translations	67,177
Forward foreign currency exchange contracts	230,941
Total — representing net assets applicable to outstanding capital stock	$272,336,774
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia International Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$113,593,639
Shares outstanding	7,305,640
Net asset value per share	$15.55
Maximum offering price per share(a)	$16.50
Class B
Net assets	$452,938
Shares outstanding	30,306
Net asset value per share	$14.95
Class C
Net assets	$26,710,255
Shares outstanding	1,793,483
Net asset value per share	$14.89
Class I
Net assets	$2,709
Shares outstanding	179
Net asset value per share(b)	$15.09
Class R
Net assets	$205,274
Shares outstanding	13,191
Net asset value per share	$15.56
Class R4
Net assets	$2,069,759
Shares outstanding	130,309
Net asset value per share(b)	$15.88
Class R5
Net assets	$3,388,477
Shares outstanding	213,539
Net asset value per share	$15.87
Class Z
Net assets	$125,913,723
Shares outstanding	8,004,333
Net asset value per share	$15.73

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia International Value Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Dividends — unaffiliated issuers	$1,856,705
Dividends — affiliated issuers	242
Income allocated from Master Portfolio:
Dividends — unaffiliated issuers	19,523,766
Dividends — affiliated issuers	2,245
Interest	13,790
Foreign taxes withheld	(2,068,592)
Expenses allocated from Master Portfolio(a)	(3,265,456)
Line of credit interest expense allocated from Master Portfolio	(5,741)
Total income	16,056,959
Expenses:
Investment management fees	463,672
Distribution and/or service fees
Class A	316,556
Class B	4,936
Class C	263,924
Class R	705
Transfer agent fees
Class A	235,502
Class B	914
Class C	48,899
Class R	260
Class R4	1,134
Class R5	3,162
Class Z	450,468
Administration fees	358,512
Compensation of board members	9,944
Custodian fees	28,675
Printing and postage fees	39,202
Registration fees	61,346
Professional fees	11,744
Line of credit interest expense	155
Other	15,876
Total expenses	2,315,586
Fees waived or expenses reimbursed by Investment Manager and its affiliates(b)	(274,239)
Expense reductions	(920)
Total net expenses	2,040,427
Net investment income	14,016,532
Realized and unrealized gain (loss) — net
Investments	4,611,307
Foreign currency translations	27,437
Forward foreign currency exchange contracts	359,747
Net realized gain (loss) allocated from Master Portfolio on:
Investments	(31,786,395)
Foreign currency translations	(103,245)
Forward foreign currency exchange contracts	467,386
Options contracts written	17,122
Net realized loss	(26,406,641)
Net change in unrealized appreciation (depreciation):
Investments	32,515,890
Foreign currency translations	67,177
Forward foreign currency exchange contracts	230,941
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio on:
Investments	80,482,374
Net change in unrealized appreciation (depreciation)	113,296,382
Net realized and unrealized gain	86,889,741
Net increase in net assets resulting from operations	$100,906,273

(a) Gross expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment management fees, administration fees, compensation of board members, custodian fees and other expenses.

(b) Includes fees waived or expenses reimbursed from Master Portfolio and allocated to Fund.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia International Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$14,016,532	$33,440,252
Net realized loss	(26,406,641)	(136,568,784)
Net change in unrealized appreciation (depreciation)	113,296,382	116,298,605
Net increase in net assets resulting from operations	100,906,273	13,170,073
Distributions to shareholders
Net investment income
Class A	(5,224,071)	(6,459,913)
Class B	(21,115)	(16,623)
Class C	(1,104,350)	(822,662)
Class I	(136)	(92)
Class R	(7,978)	(3,062)
Class R4	(88,546)	(93)
Class R5	(412,230)	(95)
Class Z	(6,141,628)	(29,203,054)
Tax return of capital
Class A	—	(222,193)
Class B	—	(572)
Class C	—	(28,296)
Class I	—	(3)
Class R	—	(105)
Class R4	—	(3)
Class R5	—	(3)
Class Z	—	(1,004,458)
Total distributions to shareholders	(13,000,054)	(37,761,227)
Increase (decrease) in net assets from capital stock activity	(465,549,679)	(511,679,724)
Total decrease in net assets	(377,643,460)	(536,270,878)
Net assets at beginning of year	649,980,234	1,186,251,112
Net assets at end of year	$272,336,774	$649,980,234
Undistributed net investment income	$2,610,510	$(4,672,914)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia International Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,646,238	21,934,027	2,747,144	34,280,047
Distributions reinvested	253,224	3,717,336	355,352	4,458,659
Redemptions	(7,741,276)	(109,208,073)	(7,141,317)	(89,527,344)
Net decrease	(5,841,814)	(83,556,710)	(4,038,821)	(50,788,638)
Class B shares
Subscriptions	5,057	62,262	3,954	46,229
Distributions reinvested	1,315	18,578	1,199	14,561
Redemptions(b)	(17,876)	(246,890)	(26,993)	(324,804)
Net decrease	(11,504)	(166,050)	(21,840)	(264,014)
Class C shares
Subscriptions	155,209	1,704,861	116,197	1,393,386
Distributions reinvested	52,538	739,728	48,183	583,499
Redemptions	(535,264)	(7,344,198)	(805,033)	(9,611,764)
Net decrease	(327,517)	(4,899,609)	(640,653)	(7,634,879)
Class R shares
Subscriptions	5,216	74,673	7,905	98,959
Distributions reinvested	534	7,855	245	3,086
Redemptions	(175)	(2,553)	(1,126)	(13,522)
Net increase	5,575	79,975	7,024	88,523
Class R4 shares
Subscriptions	145,365	2,230,240	200	2,500
Distributions reinvested	5,901	88,398	—	—
Redemptions	(21,157)	(329,483)	—	—
Net increase	130,109	1,989,155	200	2,500
Class R5 shares
Subscriptions	604,487	8,276,537	53,142	719,869
Distributions reinvested	27,527	412,080	—	—
Redemptions	(471,617)	(7,257,758)	—	—
Net increase	160,397	1,430,859	53,142	719,869
Class Z shares
Subscriptions	3,622,263	49,175,543	16,323,796	204,554,101
Distributions reinvested	338,804	5,027,852	2,021,034	25,616,171
Redemptions	(30,882,263)	(434,630,694)	(53,114,547)	(683,973,357)
Net decrease	(26,921,196)	(380,427,299)	(34,769,717)	(453,803,085)
Total net decrease	(32,805,950)	(465,549,679)	(39,410,665)	(511,679,724)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia International Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio for all periods prior to the Fund's conversion to a stand-alone fund after the close of business on December 13, 2013. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.85		$13.14		$15.12		$13.48		$9.40
Income from investment operations:
Net investment income	0.41		0.39		0.39		0.22		0.33	(a)
Net realized and unrealized gain (loss)	3.00		(0.20)		(1.88)		1.81		3.96
Total from investment operations	3.41		0.19		(1.49)		2.03		4.29
Less distributions to shareholders:
Net investment income	(0.71)		(0.46)		(0.49)		(0.39)		(0.21)
Tax return of capital	—		(0.02)		—		—		—
Total distributions to shareholders	(0.71)		(0.48)		(0.49)		(0.39)		(0.21)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	0.00	(b)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(b)
Net asset value, end of period	$15.55		$12.85		$13.14		$15.12		$13.48
Total return	26.87%		1.56%		(9.51%)		15.47%		45.57%
Ratios to average net assets(c)
Total gross expenses	1.48	%(d)	1.57	%(d)	1.53	%(d)	1.48	%(d)	1.42	%(d)
Total net expenses(e)	1.43	%(d)(f)	1.43	%(d)(f)	1.41	%(d)(f)	1.48	%(d)(f)	1.42	%(d)(f)
Net investment income	2.85%		3.09%		2.87%		1.61%		2.56%
Supplemental data
Net assets, end of period (in thousands)	$113,594		$168,944		$225,747		$367,847		$380,578
Portfolio turnover	14	%(g)	—		—		—		—
Portfolio turnover of Columbia International Value Fund Master Portfolio	100	%(h)	13%		16%		7%		22%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia International Value Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.39		$12.68		$14.61		$13.02		$9.09
Income from investment operations:
Net investment income	0.26		0.29		0.27		0.21		0.24	(a)
Net realized and unrealized gain (loss)	2.92		(0.19)		(1.81)		1.67		3.82
Total from investment operations	3.18		0.10		(1.54)		1.88		4.06
Less distributions to shareholders:
Net investment income	(0.62)		(0.38)		(0.39)		(0.29)		(0.13)
Tax return of capital	—		(0.01)		—		—		—
Total distributions to shareholders	(0.62)		(0.39)		(0.39)		(0.29)		(0.13)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	0.00	(b)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(b)
Net asset value, end of period	$14.95		$12.39		$12.68		$14.61		$13.02
Total return	25.96%		0.84%		(10.28%)		14.75%		44.61%
Ratios to average net assets(c)
Total gross expenses	2.23	%(d)	2.32	%(d)	2.27	%(d)	2.23	%(d)	2.17	%(d)
Total net expenses(e)	2.17	%(d)(f)	2.18	%(d)(f)	2.16	%(d)(f)	2.23	%(d)(f)	2.17	%(d)(f)
Net investment income	1.85%		2.41%		2.05%		1.62%		1.95%
Supplemental data
Net assets, end of period (in thousands)	$453		$518		$807		$1,437		$8,476
Portfolio turnover	14	%(g)	—		—		—		—
Portfolio turnover of Columbia International Value Master Portfolio	100	%(h)	13%		16%		7%		22%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia International Value Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.35		$12.64		$14.56		$12.99		$9.08
Income from investment operations:
Net investment income	0.26		0.28		0.27		0.12		0.22	(a)
Net realized and unrealized gain (loss)	2.90		(0.18)		(1.80)		1.74		3.82
Total from investment operations	3.16		0.10		(1.53)		1.86		4.04
Less distributions to shareholders:
Net investment income	(0.62)		(0.38)		(0.39)		(0.29)		(0.13)
Tax return of capital	—		(0.01)		—		—		—
Total distributions to shareholders	(0.62)		(0.39)		(0.39)		(0.29)		(0.13)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	0.00	(b)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(b)
Net asset value, end of period	$14.89		$12.35		$12.64		$14.56		$12.99
Total return	25.88%		0.85%		(10.24%)		14.62%		44.44%
Ratios to average net assets(c)
Total gross expenses	2.23	%(d)	2.32	%(d)	2.28	%(d)	2.23	%(d)	2.17	%(d)
Total net expenses(e)	2.17	%(d)(f)	2.18	%(d)(f)	2.16	%(d)(f)	2.23	%(d)(f)	2.17	%(d)(f)
Net investment income	1.91%		2.35%		2.10%		0.89%		1.81%
Supplemental data
Net assets, end of period (in thousands)	$26,710		$26,193		$34,910		$57,793		$63,914
Portfolio turnover	14	%(g)	—		—		—		—
Portfolio turnover of Columbia International Value Master Fund	100	%(h)	13%		16%		7%		22%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia International Value Fund

Financial Highlights (continued)

					Year Ended		Year Ended
	Year Ended February 28,				February 29,		February 28,
Class I	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$12.48		$12.77		$15.27		$13.93
Income from investment operations:
Net investment income (loss)	0.42		0.40		0.70		(0.00	)(b)
Net realized and unrealized gain (loss)	2.95		(0.16)		(2.65)		1.67
Total from investment operations	3.37		0.24		(1.95)		1.67
Less distributions to shareholders:
Net investment income	(0.76)		(0.51)		(0.55)		(0.33)
Tax return of capital	—		(0.02)		—		—
Total distributions to shareholders	(0.76)		(0.53)		(0.55)		(0.33)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$15.09		$12.48		$12.77		$15.27
Total return	27.35%		2.00%		(12.47%)		12.22%
Ratios to average net assets(c)
Total gross expenses	1.00	%(d)	1.13	%(d)	1.06	%(d)	1.07	%(d)(e)
Total net expenses(f)	0.99	%(d)	1.04	%(d)	1.06	%(d)(g)	1.07	%(d)(e)(g)
Net investment income (loss)	3.00%		3.31%		4.77%		(0.05	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$2		$2		$34,506
Portfolio turnover	14	%(h)	—		—		—
Portfolio turnover of Columbia International Value Master Portfolio	100	%(i)	13%		16%		7%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Amount represents results after the Fund's conversion to a stand-alone structure.

(i)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia International Value Fund

Financial Highlights (continued)

					Year Ended		Year Ended
	Year Ended February 28,				February 29,		February 28,
Class R	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$12.87		$13.15		$15.15		$13.78
Income from investment operations:
Net investment income	0.31		0.15		0.25		0.02
Net realized and unrealized gain (loss)	3.06		0.02	(b)	(1.79)		1.60
Total from investment operations	3.37		0.17		(1.54)		1.62
Less distributions to shareholders:
Net investment income	(0.68)		(0.44)		(0.46)		(0.25)
Tax return of capital	—		(0.01)		—		—
Total distributions to shareholders	(0.68)		(0.45)		(0.46)		(0.25)
Proceeds from regulatory settlements	—		—		0.00	(c)	0.00	(c)
Net asset value, end of period	$15.56		$12.87		$13.15		$15.15
Total return	26.50%		1.39%		(9.90%)		11.92%
Ratios to average net assets(d)
Total gross expenses	1.71	%(e)	1.85	%(e)	1.86	%(e)	1.77	%(e)(f)
Total net expenses(g)	1.67	%(e)(h)	1.70	%(e)(h)	1.64	%(e)(h)	1.77	%(e)(f)(h)
Net investment income	2.13%		1.16%		1.94%		0.40	%(f)
Supplemental data
Net assets, end of period (in thousands)	$205		$98		$8		$3
Portfolio turnover	14	%(i)	—		—		—
Portfolio turnover of Columbia International Value Master Portfolio	100	%(j)	13%		16%		7%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Amount represents results after the Fund's conversion to a stand-alone structure.

(j)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia International Value Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$13.10		$12.51
Income from investment operations:
Net investment income	0.30		0.02
Net realized and unrealized gain	3.22		1.05	(b)
Total from investment operations	3.52		1.07
Less distributions to shareholders:
Net investment income	(0.74)		(0.46)
Tax return of capital	—		(0.02)
Total distributions to shareholders	(0.74)		(0.48)
Net asset value, end of period	$15.88		$13.10
Total return	27.21%		8.64%
Ratios to average net assets(c)
Total gross expenses	1.25	%(d)	1.31	%(d)(e)
Total net expenses(f)	1.17	%(d)(g)	1.21	%(d)(e)
Net investment income	2.09%		0.59	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,070		$3
Portfolio turnover	14	%(h)	—
Portfolio turnover of Columbia International Value Master Portfolio	100	%(i)	13%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Amount represents results after the Fund's conversion to a stand-alone structure.

(i)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia International Value Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$13.09		$12.51
Income from investment operations:
Net investment income	0.37		0.07
Net realized and unrealized gain	3.16		1.00	(b)
Total from investment operations	3.53		1.07
Less distributions to shareholders:
Net investment income	(0.75)		(0.47)
Tax return of capital	—		(0.02)
Total distributions to shareholders	(0.75)		(0.49)
Net asset value, end of period	$15.87		$13.09
Total return	27.34%		8.64%
Ratios to average net assets(c)
Total gross expenses	1.09	%(d)	1.28	%(d)(e)
Total net expenses(f)	1.07	%(d)	1.09	%(d)(e)
Net investment income	2.49%		1.88	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3,388		$696
Portfolio turnover	14	%(g)	—
Portfolio turnover of Columbia International Value Master Portfolio	100	%(h)	13%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia International Value Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.99		$13.27		$15.28		$13.62		$9.49
Income from investment operations:
Net investment income	0.58		0.42		0.42		0.26		0.36	(a)
Net realized and unrealized gain (loss)	2.90		(0.19)		(1.90)		1.83		4.01
Total from investment operations	3.48		0.23		(1.48)		2.09		4.37
Less distributions to shareholders:
Net investment income	(0.74)		(0.49)		(0.53)		(0.43)		(0.24)
Tax return of capital	—		(0.02)		—		—		—
Total distributions to shareholders	(0.74)		(0.51)		(0.53)		(0.43)		(0.24)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	0.00	(b)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(b)
Net asset value, end of period	$15.73		$12.99		$13.27		$15.28		$13.62
Total return	27.13%		1.86%		(9.35%)		15.74%		45.94%
Ratios to average net assets(c)
Total gross expenses	1.26	%(d)	1.32	%(d)	1.27	%(d)	1.23	%(d)	1.17	%(d)
Total net expenses(e)	1.19	%(d)(f)	1.18	%(d)(f)	1.16	%(d)(f)	1.23	%(d)(f)	1.17	%(d)(f)
Net investment income	4.05%		3.35%		3.09%		1.85%		2.76%
Supplemental data
Net assets, end of period (in thousands)	$125,914		$453,526		$924,777		$1,277,799		$1,187,812
Portfolio turnover	14	%(g)	—		—		—		—
Portfolio turnover of Columbia International Value Master Portfolio	100	%(h)	13%		16%		7%		22%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia International Value Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia International Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Prior to December 16, 2013, the Fund operated in a master-feeder structure, investing all of its assets in Columbia International Value Master Portfolio (the Master Portfolio). After the close of business on December 13, 2013, the Master Portfolio was liquidated and the Fund redeemed in-kind its investments in the Master Portfolio and converted into a stand-alone fund, investing directly in individual portfolio securities rather than investing in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time.

Annual Report 2014
28

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Prior to December 16, 2013, the Fund invested all or substantially all of its assets in the Master Portfolio, an open-end management investment company having the same investment objectives as the Fund.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in

Annual Report 2014
29

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The

Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess

Annual Report 2014
30

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk, increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the Year Ended February 28, 2014 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at February 28, 2013	—	—
Opened	3,159	25,666
Closed	—	—
Expired	(1,030)	(17,121)
Exercised	(2,129)	(8,545)
Balance at February 28, 2014	—	—

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	427,564	—	427,564	196,623	—	—	230,941

Annual Report 2014
31

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	196,623	—	196,623	196,623	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	427,564
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	196,623

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	17,122	17,122
Foreign exchange risk	827,133	—	827,133
Total	827,133	17,122	844,255
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	230,941

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2014:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	235
Options contracts	3,159

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014
32

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Prior to December 16, 2013, the Fund recorded its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses were allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective December 14, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the period December 14, 2013 to February 28, 2014 was 0.79% of the Fund's average daily net assets.

Prior to December 14, 2013, the Fund paid for investment management services indirectly through its investment in the Master Portfolio. The indirect effective investment management fee rate for the period March 1, 2013 to December 13, 2013 was 0.82% of the Fund's average daily net assets.

Annual Report 2014
33

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective December 14, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the period December 14, 2013 through February 28, 2014 was 0.08% of the Fund's average daily net assets.

Prior to December 14, 2013, the Fund paid for a portion of the administrative services directly and paid a portion indirectly through its investment in the Master Portfolio. For the period June 1, 2013 through December 13, 2013, the Fund paid the Fund Administrator an annual administration fee equal to 0.02% of the Fund's average daily net asset. Prior to June 1, 2013, the Fund paid the Fund Administrator an annual administration fee equal to 0.17% of the Fund's average daily net assets. The indirect effective administrative fee rate for the period March 1, 2013 to December 13, 2013 was 0.06 % of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $2,619.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.18
Class R4	0.19
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $920.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution

Annual Report 2014
34

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $60,678 for Class A, $657 for Class B, and $494 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	June 1, 2013 through June 30, 2014	Prior to June 1, 2013
Class A	1.41%	1.46%
Class B	2.16	2.21
Class C	2.16	2.21
Class I	1.02	1.07
Class R	1.66	1.71
Class R4	1.16	1.21
Class R5	1.07	1.12
Class Z	1.16	1.21

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, derivative investments, and tax basis adjustment for property acquired from partnership. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$6,266,946
Accumulated net realized loss	(5,932,971)
Paid-in capital	(333,975)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$13,000,054	$36,505,594
Tax return of capital	—	1,255,633
Total	$13,000,054	$37,761,227

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,196,458
Unrealized appreciation	30,672,216

Annual Report 2014
35

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

At February 28, 2014, the cost of investments for federal income tax purposes was $241,807,008 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,978,863
Unrealized depreciation	(8,306,647)
Net unrealized appreciation	$30,672,216

The following capital loss carryforward, determined at February 28, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$185,725,377
2019	68,376,538
Unlimited long-term	303,823,987
Total	$557,925,902

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period December 14, 2013 through February 28, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund aggregated to $38,805,675 and $60,134,959, respectively.

For the period March 1, 2013 through December 13, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Master Portfolio in which the Fund invested aggregated to $491,116,643 and $982,511,256, respectively.

Note 6. Affiliated Money Market Fund

Effective December 16, 2013, the Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, two unaffiliated shareholder accounts owned an aggregate of 35.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended February 28, 2014, the average daily loan balance outstanding on days when borrowing existed was $1,200,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically

Annual Report 2014
36

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2014

increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
37

Columbia International Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
38

Columbia International Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	0.15%
Foreign Taxes Paid	$1,584,172
Foreign Source Income	$21,019,407

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014
39

Columbia International Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
40

Columbia International Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
41

Columbia International Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
42

Columbia International Value Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2014
43

Columbia International Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
44

Columbia International Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
45

Columbia International Value Fund

Approval of Investment Management
Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia International Value Fund (the Fund), effective December 16, 2013. On that date, Columbia International Value Master Portfolio (the Master Portfolio), in which the Fund had invested substantially all of its assets, was liquidated and terminated. Prior to that date, Columbia Management served as the investment manager to the Master Portfolio. Under an investment management services agreement (the IMS Agreement), Columbia Management provided investment advice and other services to the Master Portfolio and continues to do so to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). The Fund's IMS Agreement is substantially identical to the Master Portfolio's IMS Agreement that had previously been in effect.

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement with the Master Portfolio for an additional one-year term. Discussion of the Board's consideration and renewal of the IMS Agreement with the Master Portfolio can be found in the Fund's semi-annual report to shareholders dated August 31, 2013. The Board, at its November 18-20, 2013 in-person Board meeting (the November Meeting, and together with the April Meeting, the Meetings), considered the approval of a new, substantially identical (save for the date of its effectiveness and changing the name from the Master Portfolio to the Fund) IMS Agreement with the Fund because of the liquidation and termination of the Master Portfolio (due to the elimination of the master-feeder structure).

On an annual basis, the Board, including the Independent Trustees, considers renewal of Fund IMS Agreements. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue Fund IMS Agreements.

At the Meetings, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements, and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the IMS Agreement with the Fund at the November Meeting.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board considered its analysis of various reports and presentations received by it and its Committees, at the November Meeting and as part of the IMS Agreement annual review process at the April Meeting, detailing the services performed by Columbia Management, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board also recalled its analysis of the capabilities and financial condition of Columbia Management at the April Meeting.

The Board observed that it had previously considered Columbia Management's code of ethics and compliance program at the April Meeting and that the Chief Compliance Officer continues to monitor the code and the program, and that no material concerns have been reported. The Board also discussed the acceptability of the terms of the Fund IMS Agreement, including that the IMS Agreement with the Fund was substantially identical (save for the date of its effectiveness and changing the name from the Master Portfolio to the Fund) to the one reviewed and renewed by the Board at the April Meeting between Columbia Management and the Master Portfolio. The Board recalled its considerations regarding

Annual Report 2014
46

Columbia International Value Fund

Approval of Investment Management
Services Agreement (continued)

Columbia Management at the April Meeting, including its conclusion that Columbia Management was in a position to provide a high quality and level of services to the Master Portfolio and that no concerns, in this regard, have emerged since the April Meeting.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), the Board concluded that Columbia Management was in a position to provide services of a reasonable high quality to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered its April review of the Fund's performance, during which the Independent Trustees observed that the Fund's investment performance had not met expectations for certain periods and that appropriate action (i.e., the termination of the Fund's former subadviser) had since been taken. Considering the limited period that the Fund has been managed by Columbia Management, the Board determined to revisit the Fund's performance during the annual review of IMS Agreements at its upcoming April 2014 meeting.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the Fund IMS Agreement. The Board recalled its review, at the April Meeting, of comparative fees and the costs of services provided under the Master Portfolio IMS Agreement. The Board observed that fees paid under the Fund IMS Agreement were identical to those paid under the Master Portfolio IMS Agreement that was reviewed and renewed at the April Meeting. The Board concluded that the Fund's advisory fees were fair and reasonable in light of the extent and quality of services to be provided by the Investment Manager.

Economies of Scale to be Realized

The Board recalled its review, at the April Meeting, of the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS Agreement fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the IMS Agreement with the Fund were fair and reasonable in light of the extent and quality of services to be provided. In reaching this conclusion, no single factor was determinative. On November 20, 2013, the Board, including all of the Independent Trustees, approved the IMS Agreement between Columbia Management and the Fund.

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48

Columbia International Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia International Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN170_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Marsico 21st Century Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Marsico 21st Century Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Marsico 21st Century Fund

Performance Overview

Performance Summary

>  Columbia Marsico 21st Century Fund (the Fund) Class A shares returned 40.17% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund significantly outperformed its benchmark, the Russell 3000 Index, which returned 26.74% for the same time period.

>  Stock selection aided relative performance, particularly in the health care, consumer discretionary, consumer staples and information technology sectors. Fund results also benefited from an overweight position in the strong-performing consumer discretionary sector.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	04/10/00
Excluding sales charges		40.17	22.08	8.11
Including sales charges		32.13	20.63	7.47
Class B	04/10/00
Excluding sales charges		39.06	21.14	7.30
Including sales charges		34.06	20.95	7.30
Class C	04/10/00
Excluding sales charges		39.06	21.17	7.31
Including sales charges		38.06	21.17	7.31
Class R*	01/23/06	39.73	21.77	7.83
Class R4*	11/08/12	40.50	22.16	8.15
Class R5*	01/08/14	40.21	22.09	8.12
Class Z	04/10/00	40.48	22.37	8.38
Russell 3000 Index		26.74	23.86	7.67

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Marsico 21st Century Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Marsico 21st Century Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 40.17% excluding sales charges. The Fund significantly outperformed its benchmark, the Russell 3000 Index, which returned 26.74% for the same time period. Stock selection in the health care sector, notably in the pharmaceutical and biotechnology industries, was a key driver of the Fund's performance. The Fund's performance was aided by good stock selection and a significant overweight in the strong-performing consumer discretionary sector. Stock selection in the consumer staples and information technology sectors also aided Fund results. Stock selection in industrials and materials detracted from relative returns.

Stocks Rose in a Favorable Market Environment

Despite a string of weak job gains at the end of 2013 — and a difficult winter, which affected job growth, construction activity and the housing market — the U.S. economy expanded at a respectable pace over the 12-month period that ended February 28, 2014. Pent-up demand, low mortgage rates and an improving labor market helped home sales advance, and foreclosure activity trended downward. After a brief pullback, manufacturing activity picked up midway through the period and remained solid. Businesses remained profitable and household finances were healthy, with lower debt loads and stronger credit conditions.

Even though a host of concerns weighed on investors, stock prices moved higher as central banks continued to pour liquidity into the financial markets. Investors shrugged off concerns regarding tax increases and enforced federal spending cuts, another showdown over the U.S. debt ceiling and the possibility of an attack on Syria. Midway through the period, the Federal Reserve's (the Fed's) talk about removing monetary support briefly dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Contributors and Detractors

Stock selection in the health care sector was strong, led by investments in pharmaceutical and biotechnology companies. Our interest in these companies stems from the quality of the science they are using to treat diseases that were considered untreatable just a few years ago. We are seeing a variety of emerging therapeutic pathways and believe we are in the early stages of a paradigm shift in disease treatment, in which highly specialized compounds are developed to treat specific genetic targets. In this regard, Gilead Sciences, Biogen Idec and Incyte were strong performers. Gilead Sciences is a world leader in therapeutics for viral diseases. We believe the company will experience increased growth from the upcoming launch of a new drug franchise for Hepatitis C. Biogen Idec is a leader in developing treatments for multiple sclerosis (MS). During the period, the company received Food & Drug Administration approval for Tecfidera, the first oral medication that could allow thousands of MS patients to stop receiving drugs by needle or intravenously.

Fund results benefited from stock selection and a significant overweight in the consumer discretionary sector, which was the strongest performing sector within the benchmark. Investments in automobile manufacturers and consumer services companies generated strong results for the Fund. Luxury electric car manufacturer Tesla Motors' stock price rose, and we sold the stock as it reached our internal price target. Within the consumer services industry, hotel and casino

Portfolio Management

Marsico Capital Management, LLC

Brandon Geisler

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Gilead Sciences, Inc.	5.6
Facebook, Inc., Class A	5.4
Biogen Idec, Inc.	4.8
Google, Inc., Class A	3.8
Wynn Resorts Ltd.	3.4
Sherwin-Williams Co. (The)	3.1
Monsanto Co.	3.1
Walt Disney Co. (The)	3.1
Salesforce.com, Inc.	3.0
Schlumberger Ltd.	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds and other cash equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Marsico 21st Century Fund

Manager Discussion of Fund Performance (continued)

operator Wynn Resorts and Chipotle Mexican Grill performed well. We sold the latter from the portfolio.

In the consumer staples sector, beverage companies Constellation Brands and Green Mountain Coffee Roasters posted solid gains. Certain information technology firms also were material contributors to performance, including social media company Facebook, payment processor MasterCard and FleetCor Technologies, a provider of payment services including fuel cards and corporate lodging discount cards. The Fund had less exposure than the benchmark to the energy, telecommunication services, utilities, financials and consumer staples sectors, which also aided results.

The Fund's major disappointments were in the industrials and materials sectors. MRC Global, an industrial distributor of pipes, valves and fittings for the energy industry, posted a double-digit loss prior to being sold. While the Fund's transportation-related holdings such as railroad operator Genesee & Wyoming posted positive returns, they did not keep pace with the return of the transportation industry within the benchmark. Similarly, agricultural materials company Monsanto posted a positive return, but lagged the overall return of the benchmark. We continue to hold Monsanto as we believe the company's seeds, biotechnology traits and herbicides help improve agricultural productivity and reduce food costs.

Individual holdings Expedia and lululemon athletica detracted from performance. Online travel reservations company Expedia posted a loss due in part to weakness in its international business. lululemon athletica, an athletic apparel company, faced several challenges during the period, including quality control and the resignation of its CEO. We sold both positions.

During the period, the Fund increased its allocations to the information technology and health care sector and reduced exposure to the industrials, consumer discretionary and financials sectors.

Looking Ahead

We believe we are currently entering a period of low inflation and modest economic growth. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flows, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth may be positioned to outperform their peers. These are the characteristics we seek in holdings we select for the Fund. As of period-end, the Fund's largest sector allocations included information technology, consumer discretionary, health care and industrials. The Fund had no exposure to the utilities sector.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	99.1
Consumer Discretionary	20.9
Consumer Staples	5.0
Energy	4.4
Financials	5.4
Health Care	16.5
Industrials	14.5
Information Technology	24.2
Materials	6.2
Telecommunication Services	2.0
Money Market Funds	0.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

The Fund is subject to stock market fluctuations. The Fund can invest, without limit, in foreign securities. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, and other monetary and political risks. Share prices of small- and mid-capitalization companies tend to be more volatile than those of larger companies. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of securities. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Marsico 21st Century Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,225.70		1,018.85	6.77		6.14	1.22
Class B	1,000.00	1,000.00	1,220.40		1,015.11	10.91		9.90	1.97
Class C	1,000.00	1,000.00	1,221.20		1,015.11	10.91		9.90	1.97
Class R	1,000.00	1,000.00	1,223.80		1,017.60	8.15		7.39	1.47
Class R4	1,000.00	1,000.00	1,226.90		1,020.09	5.39		4.89	0.97
Class R5	1,000.00	1,000.00	1,045.70	*	1,020.94	1.12	*	4.03	0.80 *
Class Z	1,000.00	1,000.00	1,227.10		1,020.09	5.39		4.89	0.97

*For the period January 8, 2014 through February 28, 2014. Class R5 shares commenced operations on January 8, 2014.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
6

Columbia Marsico 21st Century Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%

Issuer	Shares	Value ($)
Consumer Discretionary 20.9%
Distributors 1.7%
LKQ Corp.(a)	689,104	19,219,111
Hotels, Restaurants & Leisure 9.3%
Domino's Pizza, Inc.	241,246	19,072,909
Dunkin' Brands Group, Inc.	229,876	11,877,693
Hilton Worldwide Holdings, Inc.(a)	911,304	20,376,757
Panera Bread Co., Class A(a)	93,680	16,986,058
Wynn Resorts Ltd.	158,864	38,522,931
Total		106,836,348
Internet & Catalog Retail 2.5%
Amazon.com, Inc.(a)	30,555	11,063,965
TripAdvisor, Inc.(a)	173,904	17,432,137
Total		28,496,102
Media 5.3%
Twenty-First Century Fox, Inc., Class A	779,211	26,134,737
Walt Disney Co. (The)	433,331	35,017,478
Total		61,152,215
Specialty Retail 1.5%
Tractor Supply Co.	165,857	11,702,870
Ulta Salon Cosmetics & Fragrance, Inc.(a)	67,971	6,096,319
Total		17,799,189
Textiles, Apparel & Luxury Goods 0.6%
Deckers Outdoor Corp.(a)	100,427	7,466,747
Total Consumer Discretionary		240,969,712
Consumer Staples 5.0%
Beverages 2.8%
Constellation Brands, Inc., Class A(a)	393,725	31,903,537
Food Products 2.2%
Green Mountain Coffee Roasters, Inc.	236,707	25,985,694
Total Consumer Staples		57,889,231
Energy 4.4%
Energy Equipment & Services 2.8%
Schlumberger Ltd.	345,759	32,155,587
Oil, Gas & Consumable Fuels 1.6%
Antero Resources Corp.(a)	315,309	19,025,745
Total Energy		51,181,332

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 5.4%
Capital Markets 1.8%
Morgan Stanley	684,714	21,089,191
Commercial Banks 2.6%
City National Corp.	159,337	11,923,187
First Republic Bank	339,609	17,649,480
Total		29,572,667
Real Estate Management & Development 1.0%
Realogy Holdings Corp.(a)	242,930	11,529,458
Total Financials		62,191,316
Health Care 16.6%
Biotechnology 14.4%
Alexion Pharmaceuticals, Inc.(a)	94,680	16,739,424
Biogen Idec, Inc.(a)	159,912	54,478,820
BioMarin Pharmaceutical, Inc.(a)	224,639	18,195,759
Gilead Sciences, Inc.(a)	775,388	64,194,373
Incyte Corp., Ltd.(a)	185,153	11,897,932
Total		165,506,308
Health Care Equipment & Supplies 0.5%
Novadaq Technologies, Inc.(a)	276,053	5,631,481
Health Care Providers & Services 1.7%
Envision Healthcare Holdings, Inc.(a)	585,518	19,708,536
Total Health Care		190,846,325
Industrials 14.5%
Aerospace & Defense 4.7%
B/E Aerospace, Inc.(a)	261,149	22,001,803
DigitalGlobe, Inc.(a)	315,549	9,807,263
TransDigm Group, Inc.	128,243	22,845,208
Total		54,654,274
Airlines 2.1%
Delta Air Lines, Inc.	359,089	11,925,346
United Continental Holdings, Inc.(a)	261,612	11,762,075
Total		23,687,421
Commercial Services & Supplies 1.0%
Copart, Inc.(a)	325,208	11,847,328

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Marsico 21st Century Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 4.1%
IHS, Inc., Class A(a)	207,625	24,890,085
Robert Half International, Inc.	137,895	5,645,421
Verisk Analytics, Inc., Class A(a)	268,731	17,122,196
Total		47,657,702
Road & Rail 2.6%
Genesee & Wyoming, Inc., Class A(a)	300,515	29,726,944
Total Industrials		167,573,669
Information Technology 24.2%
Internet Software & Services 13.2%
Facebook, Inc., Class A(a)	909,467	62,262,111
Google, Inc., Class A(a)	35,828	43,554,308
LinkedIn Corp., Class A(a)	72,634	14,820,241
Yahoo!, Inc.(a)	523,767	20,254,070
Youku Tudou, Inc., ADR(a)	204,189	6,777,033
Zillow, Inc., Class A(a)	60,801	5,082,964
Total		152,750,727
IT Services 4.4%
FleetCor Technologies, Inc.(a)	140,472	18,251,527
MasterCard, Inc., Class A	412,631	32,069,681
Total		50,321,208
Semiconductors & Semiconductor Equipment 2.5%
ARM Holdings PLC	716,290	12,114,588
ASML Holding NV	188,520	16,239,113
Total		28,353,701
Common Stocks (continued)

Issuer	Shares	Value ($)
Software 4.1%
Salesforce.com, Inc.(a)	553,542	34,524,414
Splunk, Inc.(a)	72,027	6,680,504
Workday, Inc., Class A(a)	60,754	6,678,080
Total		47,882,998
Total Information Technology		279,308,634
Materials 6.2%
Chemicals 6.2%
Monsanto Co.	319,128	35,110,463
Sherwin-Williams Co. (The)	178,900	35,865,872
Total		70,976,335
Total Materials		70,976,335
Telecommunication Services 2.0%
Wireless Telecommunication Services 2.0%
SBA Communications Corp., Class A(a)	236,980	22,553,387
Total Telecommunication Services		22,553,387
Total Common Stocks (Cost: $822,034,058)		1,143,489,941
Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	10,487,581	10,487,581
Total Money Market Funds (Cost: $10,487,581)		10,487,581
Total Investments (Cost: $832,521,639)		1,153,977,522
Other Assets & Liabilities, Net		(1,079,042)
Net Assets		1,152,898,480

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	24,539,509	510,480,078	(524,532,006)	10,487,581	15,080	10,487,581

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Marsico 21st Century Fund

Portfolio of Investments (continued)

February 28, 2014

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Marsico 21st Century Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	240,969,712	—	—	240,969,712
Consumer Staples	57,889,231	—	—	57,889,231
Energy	51,181,332	—	—	51,181,332
Financials	62,191,316	—	—	62,191,316
Health Care	190,846,325	—	—	190,846,325
Industrials	167,573,669	—	—	167,573,669
Information Technology	267,194,046	12,114,588	—	279,308,634
Materials	70,976,335	—	—	70,976,335
Telecommunication Services	22,553,387	—	—	22,553,387
Total Equity Securities	1,131,375,353	12,114,588	—	1,143,489,941
Mutual Funds
Money Market Funds	10,487,581	—	—	10,487,581
Total Mutual Funds	10,487,581	—	—	10,487,581
Total	1,141,862,934	12,114,588	—	1,153,977,522

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Marsico 21st Century Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $822,034,058)	$1,143,489,941
Affiliated issuers (identified cost $10,487,581)	10,487,581
Total investments (identified cost $832,521,639)	1,153,977,522
Receivable for:
Investments sold	18,533,709
Capital shares sold	468,742
Dividends	284,515
Reclaims	43,247
Prepaid expenses	1,338
Other assets	12,203
Total assets	1,173,321,276
Liabilities
Payable for:
Investments purchased	18,256,740
Capital shares purchased	1,733,568
Investment management fees	21,543
Distribution and/or service fees	13,184
Transfer agent fees	211,192
Administration fees	1,794
Compensation of board members	106,673
Other expenses	78,102
Total liabilities	20,422,796
Net assets applicable to outstanding capital stock	$1,152,898,480
Represented by
Paid-in capital	$2,458,727,442
Excess of distributions over net investment income	(1,763,644)
Accumulated net realized loss	(1,625,519,329)
Unrealized appreciation (depreciation) on:
Investments	321,455,883
Foreign currency translations	(1,872)
Total — representing net assets applicable to outstanding capital stock	$1,152,898,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Marsico 21st Century Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$581,858,619
Shares outstanding	29,360,289
Net asset value per share	$19.82
Maximum offering price per share(a)	$21.03
Class B
Net assets	$50,971,779
Shares outstanding	2,823,830
Net asset value per share	$18.05
Class C
Net assets	$269,583,414
Shares outstanding	14,937,447
Net asset value per share	$18.05
Class R
Net assets	$24,699,972
Shares outstanding	1,265,108
Net asset value per share	$19.52
Class R4
Net assets	$227,780
Shares outstanding	10,998
Net asset value per share	$20.71
Class R5
Net assets	$2,614
Shares outstanding	128
Net asset value per share(b)	$20.37
Class Z
Net assets	$225,554,302
Shares outstanding	11,075,114
Net asset value per share	$20.37

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Marsico 21st Century Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$6,689,462
Dividends — affiliated issuers	15,080
Foreign taxes withheld	(45,817)
Total income	6,658,725
Expenses:
Investment management fees	7,285,317
Distribution and/or service fees
Class A	1,346,311
Class B	511,226
Class C	2,479,702
Class R	116,088
Transfer agent fees
Class A	1,075,508
Class B	102,161
Class C	495,198
Class R	46,377
Class R4	363
Class Z	409,833
Administration fees	608,088
Compensation of board members	44,033
Custodian fees	18,303
Printing and postage fees	164,323
Registration fees	36,431
Professional fees	36,854
Line of credit interest expense	892
Other	116,985
Total expenses	14,893,993
Expense reductions	(1,600)
Total net expenses	14,892,393
Net investment loss	(8,233,668)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	273,447,316
Foreign currency translations	12,453
Net realized gain	273,459,769
Net change in unrealized appreciation (depreciation) on:
Investments	93,239,959
Foreign currency translations	1,858
Net change in unrealized appreciation (depreciation)	93,241,817
Net realized and unrealized gain	366,701,586
Net increase in net assets resulting from operations	$358,467,918

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Marsico 21st Century Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment loss	$(8,233,668)	$(1,080,297)
Net realized gain	273,459,769	231,173,098
Net change in unrealized appreciation (depreciation)	93,241,817	(161,140,333)
Net increase in net assets resulting from operations	358,467,918	68,952,468
Distributions to shareholders
Net investment income
Class A	—	(121,266)
Class R4	—	(7)
Class Z	—	(499,317)
Total distributions to shareholders	—	(620,590)
Increase (decrease) in net assets from capital stock activity	(244,221,256)	(736,286,595)
Total increase (decrease) in net assets	114,246,662	(667,954,717)
Net assets at beginning of year	1,038,651,818	1,706,606,535
Net assets at end of year	$1,152,898,480	$1,038,651,818
Excess of distributions over net investment income	$(1,763,644)	$(2,863,345)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Marsico 21st Century Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014(a)		Year Ended February 28, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	2,379,705	40,165,532	2,935,350	39,345,751
Distributions reinvested	—	—	8,190	107,943
Redemptions	(10,242,751)	(166,735,036)	(26,997,107)	(361,326,434)
Net decrease	(7,863,046)	(126,569,504)	(24,053,567)	(321,872,740)
Class B shares
Subscriptions	10,854	166,346	12,672	159,307
Redemptions(c)	(1,256,756)	(18,902,601)	(1,878,016)	(23,192,865)
Net decrease	(1,245,902)	(18,736,255)	(1,865,344)	(23,033,558)
Class C shares
Subscriptions	361,220	5,630,721	355,966	4,406,138
Redemptions	(3,638,190)	(54,347,508)	(10,071,680)	(124,268,382)
Net decrease	(3,276,970)	(48,716,787)	(9,715,714)	(119,862,244)
Class R shares
Subscriptions	297,146	4,992,150	306,394	4,070,405
Redemptions	(661,105)	(10,829,059)	(975,144)	(12,901,929)
Net decrease	(363,959)	(5,836,909)	(668,750)	(8,831,524)
Class R4 shares
Subscriptions	12,178	186,985	188	2,500
Redemptions	(1,368)	(24,726)	—	—
Net increase	10,810	162,259	188	2,500
Class R5 shares
Subscriptions	128	2,500	—	—
Net increase	128	2,500	—	—
Class Z shares
Subscriptions	1,958,565	34,257,815	2,756,504	37,933,107
Distributions reinvested	—	—	29,952	404,045
Redemptions	(4,693,563)	(78,784,375)	(22,117,135)	(301,026,181)
Net decrease	(2,734,998)	(44,526,560)	(19,330,679)	(262,689,029)
Total net decrease	(15,473,937)	(244,221,256)	(55,633,866)	(736,286,595)

(a) Class R5 shares are for the period from January 8, 2014 (commencement of operations) to February 28, 2014.

(b) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Marsico 21st Century Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$14.14		$13.25		$14.22		$11.63		$7.31
Income from investment operations:
Net investment income (loss)	(0.10)		0.01		(0.03)		(0.06)		(0.03)
Net realized and unrealized gain (loss)	5.78		0.88		(0.94)		2.65		4.35
Total from investment operations	5.68		0.89		(0.97)		2.59		4.32
Less distributions to shareholders:
Net investment income	—		(0.00	)(a)	—		—		—
Total distributions to shareholders	—		(0.00	)(a)	—		—		—
Redemption fees:
Net asset value, end of period	$19.82		$14.14		$13.25		$14.22		$11.63
Total return	40.17%		6.74%		(6.82%)		22.27	%(b)	59.10%
Ratios to average net assets(c)
Total gross expenses	1.23	%(d)	1.36	%(d)	1.37	%(d)	1.31%		1.31%
Total net expenses(e)	1.23	%(d)(f)	1.35	%(d)(f)	1.37	%(d)(f)	1.31	%(f)	1.30	%(f)
Net investment income (loss)	(0.60%)		0.06%		(0.23%)		(0.47%)		(0.35%)
Supplemental data
Net assets, end of period (in thousands)	$581,859		$526,471		$811,890		$1,711,839		$1,993,000
Portfolio turnover	99%		65%		104%		87%		119%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.98		$12.25		$13.25		$10.91		$6.92
Income from investment operations:
Net investment loss	(0.21)		(0.08)		(0.12)		(0.14)		(0.10)
Net realized and unrealized gain (loss)	5.28		0.81		(0.88)		2.48		4.09
Total from investment operations	5.07		0.73		(1.00)		2.34		3.99
Net asset value, end of period	$18.05		$12.98		$12.25		$13.25		$10.91
Total return	39.06%		5.96%		(7.55%)		21.45	%(a)	57.66%
Ratios to average net assets(b)
Total gross expenses	1.98	%(c)	2.10	%(c)	2.12	%(c)	2.06%		2.06%
Total net expenses(d)	1.98	%(c)(e)	2.10	%(c)(e)	2.12	%(c)(e)	2.06	%(e)	2.05	%(e)
Net investment loss	(1.35%)		(0.67%)		(0.97%)		(1.21%)		(1.10%)
Supplemental data
Net assets, end of period (in thousands)	$50,972		$52,823		$72,692		$110,427		$117,307
Portfolio turnover	99%		65%		104%		87%		119%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.98		$12.25		$13.25		$10.91		$6.91
Income from investment operations:
Net investment loss	(0.21)		(0.08)		(0.12)		(0.14)		(0.10)
Net realized and unrealized gain (loss)	5.28		0.81		(0.88)		2.48		4.10
Total from investment operations	5.07		0.73		(1.00)		2.34		4.00
Net asset value, end of period	$18.05		$12.98		$12.25		$13.25		$10.91
Total return	39.06%		5.96%		(7.55%)		21.45	%(a)	57.89%
Ratios to average net assets(b)
Total gross expenses	1.98	%(c)	2.10	%(c)	2.12	%(c)	2.06%		2.06%
Total net expenses(d)	1.98	%(c)(e)	2.10	%(c)(e)	2.12	%(c)(e)	2.06	%(e)	2.05	%(e)
Net investment loss	(1.36%)		(0.68%)		(0.97%)		(1.22%)		(1.10%)
Supplemental data
Net assets, end of period (in thousands)	$269,583		$236,373		$342,021		$586,725		$660,457
Portfolio turnover	99%		65%		104%		87%		119%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$13.97		$13.12		$14.11		$11.57		$7.29
Income from investment operations:
Net investment loss	(0.14)		(0.02)		(0.06)		(0.09)		(0.06)
Net realized and unrealized gain (loss)	5.69		0.87		(0.93)		2.63		4.34
Total from investment operations	5.55		0.85		(0.99)		2.54		4.28
Net asset value, end of period	$19.52		$13.97		$13.12		$14.11		$11.57
Total return	39.73%		6.48%		(7.02%)		21.95	%(a)	58.71%
Ratios to average net assets(b)
Total gross expenses	1.48	%(c)	1.61	%(c)	1.62	%(c)	1.56%		1.56%
Total net expenses(d)	1.48	%(c)(e)	1.60	%(c)(e)	1.62	%(c)(e)	1.56	%(e)	1.55	%(e)
Net investment loss	(0.85%)		(0.17%)		(0.46%)		(0.71%)		(0.59%)
Supplemental data
Net assets, end of period (in thousands)	$24,700		$22,756		$30,137		$40,468		$41,627
Portfolio turnover	99%		65%		104%		87%		119%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$14.74		$13.29
Income from investment operations:
Net investment income (loss)	(0.06)		0.01
Net realized and unrealized gain	6.03		1.48
Total from investment operations	5.97		1.49
Less distributions to shareholders:
Net investment income	—		(0.04)
Total distributions to shareholders	—		(0.04)
Net asset value, end of period	$20.71		$14.74
Total return	40.50%		11.20%
Ratios to average net assets(b)
Total gross expenses	0.98	%(c)	1.02	%(c)(d)
Total net expenses(e)	0.98	%(c)(f)	1.02	%(c)(d)
Net investment income (loss)	(0.34%)		0.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$228		$3
Portfolio turnover	99%		65%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$19.48
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.90
Total from investment operations	0.89
Net asset value, end of period	$20.37
Total return	4.57%
Ratios to average net assets(b)
Total gross expenses	0.80	%(c)
Total net expenses(d)	0.80	%(c)
Net investment loss	(0.51	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	99%

Notes to Financial Highlights

(a)  For the period from January 8, 2014 (commencement of operations) to February 28, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$14.50		$13.57		$14.54		$11.86		$7.44
Income from investment operations:
Net investment income (loss)	(0.06)		0.04		0.01		(0.03)		(0.01)
Net realized and unrealized gain (loss)	5.93		0.92		(0.98)		2.71		4.43
Total from investment operations	5.87		0.96		(0.97)		2.68		4.42
Less distributions to shareholders:
Net investment income	—		(0.03)		—		—		(0.00	)(a)
Total distributions to shareholders	—		(0.03)		—		—		(0.00	)(a)
Redemption fees:
Net asset value, end of period	$20.37		$14.50		$13.57		$14.54		$11.86
Total return	40.48%		7.09%		(6.67%)		22.60	%(b)	59.42%
Ratios to average net assets(c)
Total gross expenses	0.98	%(d)	1.11	%(d)	1.12	%(d)	1.06%		1.06%
Total net expenses(e)	0.98	%(d)(f)	1.10	%(d)(f)	1.12	%(d)(f)	1.06	%(f)	1.05	%(f)
Net investment income (loss)	(0.36%)		0.27%		0.04%		(0.20%)		(0.10%)
Supplemental data
Net assets, end of period (in thousands)	$225,554		$200,226		$449,867		$1,245,671		$1,008,937
Portfolio turnover	99%		65%		104%		87%		119%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Marsico 21st Century Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Marsico 21st Century Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on January 8, 2014.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The

Annual Report 2014
23

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2014

fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually.

These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund

Annual Report 2014
24

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2014

accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.68% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $3,842.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain

Annual Report 2014
25

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2014

out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05	*
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $1,600.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were

$143,450 for Class A, $37,341 for Class B, and $2,191 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014		Prior to July 1, 2013
Class A	1.29%		1.31%
Class B	2.04		2.06
Class C	2.04		2.06
Class R	1.54		1.56
Class R4	1.04		1.06
Class R5	0.94	*	—
Class Z	1.04		1.06

*Annual rate is contractual from January 8, 2014 (the commencement of operations of Class R5 shares) through June 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for: capital loss carryforwards,

Annual Report 2014
26

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2014

deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$9,333,369
Accumulated net realized loss	(12,455)
Paid-in capital	(9,320,914)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the year ended February 28, 2014, there were no distributions.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$314,990,904

At February 28, 2014, the cost of investments for federal income tax purposes was $838,986,618 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$320,142,603
Unrealized depreciation	(5,151,699)
Net unrealized appreciation	$314,990,904

The following capital loss carryforward, determined at February 28, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	92,071,658
2018	1,526,982,692
Total	1,619,054,350

For the year ended February 28, 2014, $270,710,157 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2014, the Fund will elect to treat late-year ordinary losses of $1,656,799 as arising on March 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,046,668,890 and $1,306,006,003, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 16.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 16.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the

Annual Report 2014
27

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2014

annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended February 28, 2014, the average daily loan balance outstanding on days when borrowing existed was $3,828,571 at a weighted average interest rate of 1.20%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
28

Columbia Marsico 21st Century Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
29

Columbia Marsico 21st Century Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
30

Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
31

Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
32

Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2014
33

Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
34

Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
35

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Annual Report 2014
36

Columbia Marsico 21st Century Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Columbia Marsico 21st Century Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN184_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Small Cap Index Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Small Cap Index Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Small Cap Index Fund

Performance Overview

Performance Summary

>  Columbia Small Cap Index Fund (the Fund) Class A shares returned 31.63% for the 12-month period that ended February 28, 2014.

>  The Fund's benchmark, the unmanaged S&P SmallCap 600 Index, returned 32.30% for the same time period.

>  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the Fund's underperformance relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	31.63	27.50	9.77
Class B*	03/07/11
Excluding sales charges		30.64	26.54	8.95
Including sales charges		25.64	26.38	8.95
Class I*	11/16/11	31.97	27.65	9.84
Class K*	03/07/11	31.65	27.49	9.77
Class R5*	11/08/12	32.01	27.59	9.81
Class Z	10/15/96	31.99	27.81	10.05
S&P SmallCap 600 Index		32.30	28.04	10.18

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Small Cap Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Small Cap Index Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 31.63%. The Fund's benchmark, the unmanaged S&P SmallCap 600 Index, returned 32.30% for the same time period. Mutual funds, unlike unmanaged indices, incur operating expenses, which helped to account for the Fund's underperformance relative to the benchmark.

U.S. Equity Market Posted Strong Gains

Following a strong first quarter of 2013 when investors turned attention to the modest but continued strengthening of the U.S. economy, volatility heightened in the second calendar quarter, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. While consumers weathered the domestic drag well, businesses remained cautious, keeping inventories, capital expenditures and staffs lean. U.S. equities delivered positive returns during the third quarter of 2013 despite threats of military action in Syria, rumblings from Iran and an impending showdown over the U.S. debt ceiling. Still, robust economic growth continued to elude the U.S. economy, which merely plodded along. The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, the Fed's decision to not take any action at its September 2013 meeting rallied stocks to new highs. In the final months of 2013, the U.S. economy embraced a healthy recovery, with job gains continuing, manufacturing activity accelerating and a rebound in housing showing staying power. Against this backdrop, the Fed's announcement in mid-December that it would slowly retreat from its monthly bond purchases and a bipartisan budget deal in Washington D.C. were welcome news for investors, and U.S. equities climbed to new highs.

Along with the U.S. equity market broadly, the benchmark reacted poorly to reports of lower Chinese manufacturing and fell in January 2014. However, the decline was short-lived, with U.S. equities subsequently regaining losses in February, bringing the benchmark to the strongest annual increase among the U.S. equity market capitalization indices. Global concerns heightened amidst conflict in the Ukraine, but investors generally remained positive on U.S. equities given strong corporate earnings reports and guidance.

Benchmark Enjoyed Broad-Based Gains

All ten sectors of the benchmark posted double-digit positive returns during the 12 months ended February 28, 2014. In terms of total return, health care, information technology and consumer discretionary were the best relative performers. On the basis of impact, which takes weightings and total returns into account, information technology, consumer discretionary and financials were the biggest contributors to the benchmark's return. The top performing industries for the annual period were media; technology hardware, storage and peripherals; health care technology; pharmaceuticals; and multiline retail.

Conversely, utilities and telecommunication services, each traditionally considered a defensive sector, were the weakest sectors from both a total return perspective and on the basis of impact. Each, though, still generated positive, albeit more modest, returns. The worst performing industries for the annual period were tobacco, air freight and logistics, real estate investment trusts, consumer finance and real estate management and development.

Portfolio Management

Alfred Alley III, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
FEI Co.	0.6
Kate Spade & Co.	0.6
Toro Co. (The)	0.6
Teledyne Technologies, Inc.	0.5
PolyOne Corp.	0.5
Centene Corp.	0.5
Questcor Pharmaceuticals, Inc.	0.5
EnerSys, Inc.	0.5
Arris Group, Inc.	0.5
MAXIMUS, Inc.	0.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Small Cap Index Fund

Manager Discussion of Fund Performance (continued)

Top individual contributors within the benchmark included medical device manufacturer Align Technology, e-commerce retailer United Online, apparel and accessories designer Kate Spade, specialty pharmaceuticals company Questcor Pharmaceuticals and oil and gas exploration and production company Gulfport Energy. Top detractors were communications equipment company Ixia, insurance provider Tower Group International, semiconductor equipment manufacturer Ultratech, specialty apparel retailer Francesca's Holdings and pawn shop operator EZCORP.

As always, each sector and stock in the benchmark was represented in the Fund with approximately the same weighting as in the benchmark and therefore had a similar effect.

Benchmark Additions and Deletions Drove Portfolio Changes

During the annual period, there were 49 additions and 49 deletions to the benchmark and the Fund's portfolio. Among those stocks added to the benchmark and Fund were Boise Cascade, Arch Coal, Regis, Scholastic, Aeropostale, Sanmina, Monster Worldwide, Barnes & Noble, Forest Oil, QLogic, Atlas Air Worldwide and FTD. Deletions included Align Technology, Hain Celestial Group, Brunswick, OfficeMax, Gulfport Energy, Maidenform Brands, Volterra Semiconductor, American Greetings, Coldwater Creek, 3-D Systems, CEC Entertainment and Kilroy Realty.

The Fund used equity index futures on an opportunistic basis to equitize cash balances held in the portfolio for trading and redemption purposes. The percentage of Fund assets held in these instruments changed daily due to changes in the Fund's cash position but was generally minimal in size and impact.

Looking Ahead

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the benchmark.

From a broad perspective, following developed equity markets performing strongly relative to other asset classes in 2013, we currently believe U.S. equities may continue to perform well in 2014, albeit perhaps not as well as last year. While valuations for most U.S. stocks did not appear as cheap at the end of February 2014 as they were 12 months prior, we believe they were still fairly valued, in our view, especially relative to fixed income. Indeed, corporate earnings have been strong and guidance has been encouraging for the most part. Balance sheets remain healthy at this time with high cash levels and low debt. We presently believe the U.S. economy may continue to benefit from an improving labor market, a strengthening housing market, reduced fiscal drag, normalization of monetary policy, an improving eurozone recovery and aggressive Japanese economic stimulus. There will almost certainly be challenges along the way, such as geopolitical risk and the unknown impact of ongoing Fed tapering, but we believe developed equity markets, especially U.S. equity markets, may still provide reasonably attractive returns in the coming months.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	97.5
Consumer Discretionary	15.4
Consumer Staples	3.4
Energy	4.3
Financials	20.7
Health Care	10.2
Industrials	14.5
Information Technology	18.6
Materials	6.5
Telecommunication Services	0.5
Utilities	3.4
Money Market Funds	2.5
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Share prices of small capitalization companies tend to be more volatile because small companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Small Cap Index Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,169.10	1,022.69	2.43	2.27	0.45
Class B	1,000.00	1,000.00	1,164.40	1,018.95	6.48	6.04	1.20
Class I	1,000.00	1,000.00	1,170.60	1,023.93	1.08	1.01	0.20
Class K	1,000.00	1,000.00	1,169.10	1,022.69	2.43	2.27	0.45
Class R5	1,000.00	1,000.00	1,170.50	1,023.93	1.08	1.01	0.20
Class Z	1,000.00	1,000.00	1,170.60	1,023.93	1.08	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Small Cap Index Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%

Issuer	Shares	Value ($)
Consumer Discretionary 15.4%
Auto Components 0.6%
Dorman Products, Inc.(a)	121,435	6,997,085
Drew Industries, Inc.	87,597	4,313,276
Spartan Motors, Inc.	136,926	776,370
Standard Motor Products, Inc.	83,399	2,931,475
Superior Industries International, Inc.	93,774	1,714,189
Total		16,732,395
Automobiles 0.1%
Winnebago Industries, Inc.(a)	111,800	2,980,588
Distributors 0.4%
Pool Corp.	184,232	10,770,203
VOXX International Corp.(a)	78,874	1,025,362
Total		11,795,565
Diversified Consumer Services 0.8%
American Public Education, Inc.(a)	70,264	2,488,751
Capella Education Co.	44,233	2,940,610
Career Education Corp.(a)	231,618	1,711,657
Hillenbrand, Inc.	251,955	7,528,416
ITT Educational Services, Inc.(a)	73,110	2,268,603
Regis Corp.	174,940	2,459,656
Strayer Education, Inc.(a)	43,395	2,072,979
Universal Technical Institute, Inc.	85,002	1,150,077
Total		22,620,749
Hotels, Restaurants & Leisure 3.2%
Biglari Holdings, Inc.(a)	5,868	2,634,673
BJ's Restaurants, Inc.(a)	99,622	2,759,530
Boyd Gaming Corp.(a)	302,673	3,517,060
Buffalo Wild Wings, Inc.(a)	75,313	10,920,385
Cracker Barrel Old Country Store, Inc.	95,498	9,497,276
DineEquity, Inc.	64,861	5,432,109
Interval Leisure Group, Inc.	158,728	4,315,814
Jack in the Box, Inc.(a)	170,874	9,816,711
Marcus Corp. (The)	72,693	1,025,698
Marriott Vacations Worldwide Corp.(a)	122,187	6,407,486
Monarch Casino & Resort, Inc.(a)	38,985	734,867
Multimedia Games Holdings Co., Inc.(a)	118,677	3,919,308
Papa John's International, Inc.	127,876	6,508,889

Common Stocks (continued)

Issuer	Shares	Value ($)
Pinnacle Entertainment, Inc.(a)	237,414	5,769,160
Red Robin Gourmet Burgers, Inc.(a)	52,364	4,080,727
Ruby Tuesday, Inc.(a)	231,405	1,418,513
Ruth's Hospitality Group, Inc.	142,778	1,764,736
Sonic Corp.(a)	209,673	4,273,136
Texas Roadhouse, Inc.	240,458	6,360,114
Total		91,156,192
Household Durables 1.7%
Blyth, Inc.	34,042	332,931
Ethan Allen Interiors, Inc.	104,372	2,622,868
Helen of Troy Ltd.(a)	120,808	7,889,970
iRobot Corp.(a)	115,765	4,852,869
La-Z-Boy, Inc.	210,277	5,370,475
M/I Homes, Inc.(a)	97,683	2,432,307
Meritage Homes Corp.(a)	144,921	6,986,641
Ryland Group, Inc. (The)	185,316	8,633,872
Standard Pacific Corp.(a)	600,197	5,467,795
Universal Electronics, Inc.(a)	62,369	2,606,401
Total		47,196,129
Internet & Catalog Retail 0.2%
Blue Nile, Inc.(a)	51,352	1,807,077
FTD Companies, Inc.(a)	74,530	2,314,902
Nutrisystem, Inc.	115,202	1,695,773
PetMed Express, Inc.	80,968	1,117,358
Total		6,935,110
Leisure Equipment & Products 0.4%
Arctic Cat, Inc.	53,929	2,524,956
Callaway Golf Co.	298,895	2,516,696
JAKKS Pacific, Inc.	68,873	493,130
Sturm Ruger & Co., Inc.	77,600	4,946,224
Total		10,481,006
Media 0.7%
EW Scripps Co., Class A(a)	120,604	2,366,251
Harte-Hanks, Inc.	175,590	1,402,964
Live Nation Entertainment, Inc.(a)	567,475	12,876,008
Scholastic Corp.	103,590	3,654,655
Sizmek, Inc.(a)	85,303	1,056,904
Total		21,356,782

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Multiline Retail 0.2%
Fred's, Inc., Class A	137,009	2,730,590
Tuesday Morning Corp.(a)	148,602	2,324,135
Total		5,054,725
Specialty Retail 4.6%
Aeropostale, Inc.(a)	314,770	2,310,412
Barnes & Noble, Inc.(a)	148,880	2,852,541
Big 5 Sporting Goods Corp.	71,525	1,085,749
Brown Shoe Co., Inc.	164,574	4,045,229
Buckle, Inc. (The)	112,411	5,100,087
Cato Corp. (The), Class A	107,955	3,030,297
Children's Place Retail Stores, Inc. (The)(a)	89,321	4,838,519
Christopher & Banks Corp.(a)	146,002	972,373
Finish Line, Inc., Class A (The)	197,007	5,323,129
Francesca's Holdings Corp.(a)	168,485	3,297,251
Genesco, Inc.(a)	96,172	7,140,771
Group 1 Automotive, Inc.	85,035	5,676,937
Haverty Furniture Companies, Inc.	80,356	2,342,377
Hibbett Sports, Inc.(a)	104,203	5,973,958
Jos. A. Bank Clothiers, Inc.(a)	112,241	6,967,921
Kirkland's, Inc.(a)	60,184	1,064,053
Lithia Motors, Inc., Class A	90,332	5,728,855
Lumber Liquidators Holdings, Inc.(a)	110,668	11,872,463
MarineMax, Inc.(a)	98,489	1,418,242
Men's Wearhouse, Inc. (The)	182,100	9,795,159
Monro Muffler Brake, Inc.	119,661	7,140,172
Outerwall, Inc.(a)	101,908	7,207,953
PEP Boys-Manny, Moe & Jack (The)(a)	212,942	2,680,940
Select Comfort Corp.(a)	221,551	4,001,211
Sonic Automotive, Inc., Class A	137,351	3,263,460
Stage Stores, Inc.	127,422	2,522,956
Stein Mart, Inc.	112,511	1,529,024
Vitamin Shoppe, Inc.(a)	121,963	5,706,649
Zale Corp.(a)	131,742	2,862,754
Zumiez, Inc.(a)	88,558	2,104,138
Total		129,855,580
Textiles, Apparel & Luxury Goods 2.5%
Crocs, Inc.(a)	354,668	5,401,594
G-III Apparel Group Ltd.(a)	66,260	4,604,407

Common Stocks (continued)

Issuer	Shares	Value ($)
Iconix Brand Group, Inc.(a)	206,841	8,323,282
Kate Spade & Co.(a)	492,264	16,845,274
Movado Group, Inc.	72,343	2,848,144
Oxford Industries, Inc.	57,896	4,530,941
Perry Ellis International, Inc.(a)	49,682	693,064
Quiksilver, Inc.(a)	512,578	3,998,108
Skechers U.S.A., Inc., Class A(a)	158,748	5,354,570
Steven Madden Ltd.(a)	236,482	8,619,769
Wolverine World Wide, Inc.	403,382	10,633,149
Total		71,852,302
Total Consumer Discretionary		438,017,123
Consumer Staples 3.3%
Beverages 0.3%
Boston Beer Co., Inc. (The), Class A(a)	34,985	8,282,699
Food & Staples Retailing 0.7%
Andersons, Inc. (The)	105,740	5,798,754
Casey's General Stores, Inc.	154,320	10,569,377
Spartan Stores, Inc.	146,999	3,320,707
Total		19,688,838
Food Products 2.0%
Annie's, Inc.(a)	67,825	2,542,081
B&G Foods, Inc.	214,346	6,421,806
Cal-Maine Foods, Inc.	59,943	3,151,204
Calavo Growers, Inc.	55,402	1,725,218
Darling International, Inc.(a)	634,443	12,803,060
Diamond Foods, Inc.(a)	82,924	2,381,577
J&J Snack Foods Corp.	58,427	5,426,700
Sanderson Farms, Inc.	81,217	6,240,714
Seneca Foods Corp., Class A(a)	28,443	861,254
Snyders-Lance, Inc.	196,161	5,314,002
TreeHouse Foods, Inc.(a)	146,040	10,406,810
Total		57,274,426
Household Products 0.2%
Central Garden and Pet Co., Class A(a)	167,752	1,234,655
WD-40 Co.	57,529	4,194,439
Total		5,429,094

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Personal Products 0.1%
Inter Parfums, Inc.	67,949	2,283,766
Medifast, Inc.(a)	51,229	1,349,372
Total		3,633,138
Tobacco —%
Alliance One International, Inc.(a)	328,764	884,375
Total Consumer Staples		95,192,570
Energy 4.3%
Energy Equipment & Services 2.3%
Basic Energy Services, Inc.(a)	106,621	2,542,911
Bristow Group, Inc.	146,875	11,397,500
C&J Energy Services, Inc.(a)	181,635	4,695,265
Era Group, Inc.(a)	75,299	2,127,197
Exterran Holdings, Inc.(a)	235,150	9,634,095
Geospace Technologies Corp.(a)	51,930	3,986,666
Gulf Island Fabrication, Inc.	49,327	1,034,387
Hornbeck Offshore Services, Inc.(a)	130,129	5,564,316
ION Geophysical Corp.(a)	491,299	1,999,587
Matrix Service Co.(a)	105,046	3,400,339
Newpark Resources, Inc.(a)	350,400	3,896,448
Pioneer Energy Services Corp.(a)	250,488	2,855,563
SEACOR Holdings, Inc.(a)	75,834	6,708,276
Tesco Corp.(a)	125,475	2,380,261
Tetra Technologies, Inc.(a)	316,209	3,794,508
Total		66,017,319
Oil, Gas & Consumable Fuels 2.0%
Approach Resources, Inc.(a)	140,844	3,136,596
Arch Coal, Inc.	851,350	3,882,156
Carrizo Oil & Gas, Inc.(a)	165,765	8,245,151
Cloud Peak Energy, Inc.(a)	244,234	4,738,140
Comstock Resources, Inc.	177,849	3,514,296
Contango Oil & Gas Co.(a)	61,158	2,900,112
Forest Oil Corp.(a)	479,915	964,629
Green Plains Renewable Energy, Inc.	95,340	2,519,836
Northern Oil and Gas, Inc.(a)	228,040	3,174,317
PDC Energy, Inc.(a)	142,987	8,883,782
Penn Virginia Corp.(a)	212,105	3,213,391
Petroquest Energy, Inc.(a)	227,575	1,076,430

Common Stocks (continued)

Issuer	Shares	Value ($)
Stone Energy Corp.(a)	200,505	7,206,150
Swift Energy Co.(a)	174,037	1,740,370
Total		55,195,356
Total Energy		121,212,675
Financials 20.5%
Capital Markets 1.7%
Calamos Asset Management, Inc., Class A	76,572	913,504
Evercore Partners, Inc., Class A	131,605	7,322,502
Financial Engines, Inc.	202,168	11,424,514
FXCM, Inc., Class A	144,820	2,440,217
HFF, Inc., Class A	132,947	4,241,009
Investment Technology Group, Inc.(a)	145,513	2,514,465
Piper Jaffray Companies(a)	63,788	2,672,717
Prospect Capital Corp.	2	22
Stifel Financial Corp.(a)	236,465	11,371,602
SWS Group, Inc.(a)	116,514	949,589
Virtus Investment Partners, Inc.(a)	28,107	5,204,292
Total		49,054,433
Commercial Banks 7.3%
Bank of the Ozarks, Inc.	129,526	8,214,539
Banner Corp.	78,243	3,105,465
BBCN Bancorp, Inc.	317,902	5,410,692
Boston Private Financial Holdings, Inc.	320,135	4,174,560
Cardinal Financial Corp.	121,455	2,093,884
City Holding Co.	63,090	2,793,625
Columbia Banking System, Inc.	205,615	5,391,225
Community Bank System, Inc.	161,850	5,896,195
CVB Financial Corp.	375,634	5,848,621
First BanCorp(a)	398,609	2,076,753
First Commonwealth Financial Corp.	383,182	3,264,711
First Financial Bancorp	231,215	3,939,904
First Financial Bankshares, Inc.	121,830	7,368,309
First Midwest Bancorp, Inc.	301,072	5,018,870
FNB Corp.	662,733	8,078,715
Glacier Bancorp, Inc.	298,067	8,271,359
Hanmi Financial Corp.	127,350	2,983,810
Home Bancshares, Inc.	190,420	6,390,495
Independent Bank Corp.	92,126	3,389,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
MB Financial, Inc.	220,430	6,729,728
National Penn Bancshares, Inc.	467,586	5,049,929
NBT Bancorp, Inc.	173,720	4,078,946
Old National Bancorp	403,826	5,665,679
PacWest Bancorp	154,629	6,710,899
Pinnacle Financial Partners, Inc.	132,503	4,780,708
PrivateBancorp, Inc.	261,733	7,553,614
S&T Bancorp, Inc.	119,267	2,751,490
Simmons First National Corp., Class A	64,982	2,315,309
Sterling Bancorp	316,170	4,059,623
Susquehanna Bancshares, Inc.	750,923	8,215,098
Taylor Capital Group, Inc.(a)	61,175	1,443,730
Texas Capital Bancshares, Inc.(a)	164,359	10,346,399
Tompkins Financial Corp.	47,193	2,284,613
UMB Financial Corp.	150,307	9,370,138
Umpqua Holdings Corp.	448,888	7,976,740
United Bankshares, Inc.	250,488	7,371,862
United Community Banks, Inc.(a)	154,895	2,585,198
ViewPoint Financial Group, Inc.	144,203	3,605,075
Wilshire Bancorp, Inc.	272,130	2,762,119
Wintrust Financial Corp.	184,851	8,554,904
Total		207,922,849
Consumer Finance 1.2%
Cash America International, Inc.	112,700	4,510,254
Encore Capital Group, Inc.(a)	93,795	4,560,313
Ezcorp, Inc., Class A(a)	217,834	2,753,422
First Cash Financial Services, Inc.(a)	115,923	6,124,212
Green Dot Corp., Class A(a)	86,895	1,750,934
Portfolio Recovery Associates, Inc.(a)	199,524	10,820,187
World Acceptance Corp.(a)	43,290	4,149,346
Total		34,668,668
Diversified Financial Services 0.5%
Interactive Brokers Group, Inc., Class A	200,410	4,457,119
MarkeTaxess Holdings, Inc.	150,904	8,909,372
Total		13,366,491
Insurance 1.9%
AMERISAFE, Inc.	74,210	3,231,103
eHealth, Inc.(a)	74,678	3,584,544
Employers Holdings, Inc.	125,176	2,462,212
Common Stocks (continued)

Issuer	Shares	Value ($)
HCI Group, Inc.	40,570	1,964,399
Horace Mann Educators Corp.	161,727	4,627,010
Infinity Property & Casualty Corp.	46,064	3,397,220
Meadowbrook Insurance Group, Inc.	186,070	999,196
Navigators Group, Inc. (The)(a)	42,556	2,579,745
ProAssurance Corp.	247,346	11,244,349
RLI Corp.	137,626	5,935,809
Safety Insurance Group, Inc.	51,227	2,860,003
Selective Insurance Group, Inc.	223,689	5,153,795
Stewart Information Services Corp.	83,910	3,102,992
Tower Group International Ltd.	156,621	432,274
United Fire Group, Inc.	86,605	2,509,813
Universal Insurance Holdings, Inc.	116,100	1,551,096
Total		55,635,560
Real Estate Investment Trusts (REITs) 6.9%
Acadia Realty Trust	222,782	5,892,584
Agree Realty Corp.	59,725	1,835,946
American Assets Trust, Inc.	137,880	4,559,692
Associated Estates Realty Corp.	230,615	3,943,516
Capstead Mortgage Corp.	384,085	4,950,856
Cedar Realty Trust, Inc.	270,006	1,660,537
Coresite Realty Corp.	85,760	2,670,566
Cousins Properties, Inc.	707,401	8,170,481
DiamondRock Hospitality Co.	783,938	9,893,298
EastGroup Properties, Inc.	122,822	7,619,877
EPR Properties	207,155	11,033,075
Franklin Street Properties Corp.	349,565	4,376,554
Geo Group, Inc. (The)	288,977	9,313,729
Getty Realty Corp.	107,151	2,061,585
Government Properties Income Trust	219,465	5,466,873
Healthcare Realty Trust, Inc.	384,502	9,216,513
Inland Real Estate Corp.	335,834	3,596,782
Kite Realty Group Trust	523,993	3,238,277
LaSalle Hotel Properties	416,947	13,067,119
Lexington Realty Trust	815,069	9,299,937
LTC Properties, Inc.	139,371	5,251,499
Medical Properties Trust, Inc.	647,989	8,546,975
Parkway Properties, Inc.	272,381	5,019,982
Pennsylvania Real Estate Investment Trust	273,524	5,131,310

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Post Properties, Inc.	217,354	10,548,190
PS Business Parks, Inc.	80,160	6,735,043
Sabra Health Care REIT, Inc.	151,921	4,325,191
Saul Centers, Inc.	50,972	2,368,669
Sovran Self Storage, Inc.	128,397	9,500,094
Tanger Factory Outlet Centers, Inc.	378,909	13,000,368
Universal Health Realty Income Trust	50,946	2,169,281
Urstadt Biddle Properties, Inc., Class A	101,866	1,997,592
Total		196,461,991
Real Estate Management & Development 0.1%
Forestar Group, Inc.(a)	139,356	2,628,254
Thrifts & Mortgage Finance 0.9%
Bank Mutual Corp.	173,176	1,146,425
BofI Holding, Inc.(a)	48,340	4,500,454
Brookline Bancorp, Inc.	281,894	2,573,692
Dime Community Bancshares, Inc.	117,424	1,972,723
Northwest Bancshares, Inc.	377,766	5,420,942
Oritani Financial Corp.	157,548	2,467,202
Provident Financial Services, Inc.	213,791	3,967,961
TrustCo Bank Corp.	378,805	2,560,722
Total		24,610,121
Total Financials		584,348,367
Health Care 10.1%
Biotechnology 0.7%
Acorda Therapeutics, Inc.(a)	165,535	6,065,202
Arqule, Inc.(a)	218,775	492,244
Emergent Biosolutions, Inc.(a)	115,219	2,850,518
Ligand Pharmaceuticals, Inc.(a)	81,850	5,709,037
Momenta Pharmaceuticals, Inc.(a)	184,571	2,731,651
Spectrum Pharmaceuticals, Inc.(a)	215,205	1,796,962
Total		19,645,614
Health Care Equipment & Supplies 3.2%
Abaxis, Inc.(a)	83,959	3,186,244
ABIOMED, Inc.(a)	140,824	3,969,829
Analogic Corp.	49,820	4,696,033
Anika Therapeutics, Inc.(a)	45,470	1,790,154
Cantel Medical Corp.	133,635	4,323,092
CONMED Corp.	110,748	5,163,072
CryoLife, Inc.	99,660	992,614

Common Stocks (continued)

Issuer	Shares	Value ($)
Cyberonics, Inc.(a)	98,683	6,756,825
Cynosure Inc., Class A(a)	78,136	2,405,026
Greatbatch, Inc.(a)	96,802	4,194,431
Haemonetics Corp.(a)	206,657	7,538,847
ICU Medical, Inc.(a)	52,599	3,043,378
Integra LifeSciences Holdings Corp.(a)	94,089	4,425,946
Invacare Corp.	115,532	2,289,844
Meridian Bioscience, Inc.	166,510	3,473,399
Merit Medical Systems, Inc.(a)	162,858	2,457,527
Natus Medical, Inc.(a)	111,760	2,805,176
Neogen Corp.(a)	146,179	6,332,474
NuVasive, Inc.(a)	178,941	6,576,082
SurModics, Inc.(a)	54,139	1,348,061
Symmetry Medical, Inc.(a)	149,405	1,580,705
West Pharmaceutical Services, Inc.	280,072	12,765,682
Total		92,114,441
Health Care Providers & Services 3.1%
Air Methods Corp.(a)	140,910	7,611,958
Almost Family, Inc.(a)	33,584	920,873
Amedisys, Inc.(a)	130,184	2,207,921
AMN Healthcare Services, Inc.(a)	184,520	2,570,364
Amsurg Corp.(a)	129,249	5,668,861
Bio-Reference Labs, Inc.(a)	98,770	2,494,930
Centene Corp.(a)	219,654	13,987,567
Chemed Corp.	70,718	5,982,743
Corvel Corp.(a)	45,338	2,086,001
Cross Country Healthcare, Inc.(a)	108,461	1,127,994
Ensign Group, Inc. (The)	78,544	3,110,342
Gentiva Health Services, Inc.(a)	114,897	1,230,547
Hanger, Inc.(a)	139,434	4,942,935
Healthways, Inc.(a)	140,611	2,103,540
IPC The Hospitalist Co., Inc.(a)	67,881	3,484,332
Kindred Healthcare, Inc.	217,318	4,707,108
Landauer, Inc.	38,206	1,851,463
LHC Group, Inc.(a)	48,710	1,147,608
Magellan Health Services, Inc.(a)	108,556	6,637,114
Molina Healthcare, Inc.(a)	113,779	4,287,193
MWI Veterinary Supply, Inc.(a)	51,535	8,396,082
PharMerica Corp.(a)	118,029	2,844,499
Total		89,401,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Technology 0.9%
Computer Programs & Systems, Inc.	42,071	2,878,919
HealthStream, Inc.(a)	81,989	2,362,923
Medidata Solutions, Inc.(a)	201,742	12,931,662
Omnicell, Inc.(a)	142,835	4,110,791
Quality Systems, Inc.	176,023	3,073,362
Total		25,357,657
Life Sciences Tools & Services 0.7%
Affymetrix, Inc.(a)	288,421	2,226,610
Cambrex Corp.(a)	121,303	2,434,551
Luminex Corp.(a)	149,444	2,761,725
PAREXEL International Corp.(a)	226,618	12,139,927
Total		19,562,813
Pharmaceuticals 1.5%
Akorn, Inc.(a)	285,964	7,383,590
Hi-Tech Pharmacal Co., Inc.(a)	44,239	1,918,203
Impax Laboratories, Inc.(a)	259,430	6,685,511
Medicines Co. (The)(a)	256,357	7,831,706
Prestige Brands Holdings, Inc.(a)	207,398	5,908,769
Questcor Pharmaceuticals, Inc.	224,214	13,621,001
Total		43,348,780
Total Health Care		289,431,280
Industrials 14.4%
Aerospace & Defense 2.5%
AAR Corp.	158,743	4,587,673
Aerovironment, Inc.(a)	79,229	2,475,114
American Science & Engineering, Inc.	31,476	2,069,547
Cubic Corp.	83,787	4,356,924
Curtiss-Wright Corp.	189,967	12,948,151
Engility Holdings, Inc.(a)	69,106	2,883,793
GenCorp, Inc.(a)	245,037	4,565,039
Moog, Inc., Class A(a)	181,944	11,267,792
National Presto Industries, Inc.	19,647	1,513,605
Orbital Sciences Corp.(a)	242,462	6,890,770
Taser International, Inc.(a)	207,790	3,995,802
Teledyne Technologies, Inc.(a)	150,470	14,743,050
Total		72,297,260

Common Stocks (continued)

Issuer	Shares	Value ($)
Air Freight & Logistics 0.5%
Atlas Air Worldwide Holdings, Inc.(a)	100,415	3,025,504
Forward Air Corp.	122,789	5,311,852
HUB Group, Inc., Class A(a)	140,397	5,485,311
Total		13,822,667
Airlines 0.3%
Allegiant Travel Co.	58,862	5,842,642
Skywest, Inc.	205,449	2,609,203
Total		8,451,845
Building Products 0.9%
AAON, Inc.	112,003	3,346,650
American Woodmark Corp.(a)	48,150	1,546,096
Apogee Enterprises, Inc.	115,450	3,951,853
Gibraltar Industries, Inc.(a)	115,727	2,132,849
Griffon Corp.	175,635	2,177,874
Quanex Building Products Corp.	148,654	2,889,834
Simpson Manufacturing Co., Inc.	163,026	5,762,969
Universal Forest Products, Inc.	79,810	4,447,811
Total		26,255,936
Commercial Services & Supplies 1.9%
ABM Industries, Inc.	205,638	5,805,161
G&K Services, Inc., Class A	79,449	4,975,891
Healthcare Services Group, Inc.	279,956	7,539,215
Interface, Inc.	233,939	4,505,665
Mobile Mini, Inc.(a)	163,369	7,353,239
Tetra Tech, Inc.(a)	257,324	7,431,517
Unifirst Corp.	60,972	6,688,019
United Stationers, Inc.	160,104	6,825,233
Viad Corp.	81,532	1,960,845
Total		53,084,785
Construction & Engineering 0.8%
Aegion Corp.(a)	153,898	3,562,739
Comfort Systems U.S.A., Inc.	149,813	2,461,427
Dycom Industries, Inc.(a)	135,374	3,910,955
EMCOR Group, Inc.	269,229	12,594,532
Orion Marine Group, Inc.(a)	109,678	1,238,265
Total		23,767,918
Electrical Equipment 1.4%
AZZ, Inc.	102,265	4,537,498
Brady Corp., Class A	188,226	5,035,046

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Encore Wire Corp.	74,684	3,905,226
EnerSys, Inc.	190,104	13,504,988
Franklin Electric Co., Inc.	156,686	6,829,943
II-VI, Inc.(a)	218,253	3,577,167
Powell Industries, Inc.	36,965	2,518,425
Vicor Corp.(a)	72,639	782,322
Total		40,690,615
Machinery 3.4%
Actuant Corp., Class A	292,934	10,270,266
Albany International Corp., Class A	113,152	4,082,524
Astec Industries, Inc.	75,157	3,022,815
Barnes Group, Inc.	184,060	7,077,107
Briggs & Stratton Corp.	190,274	4,334,442
CIRCOR International, Inc.	70,552	5,048,701
EnPro Industries, Inc.(a)	84,023	6,018,567
ESCO Technologies, Inc.	106,242	3,807,713
Federal Signal Corp.(a)	251,356	3,229,925
John Bean Technologies Corp.	109,168	3,292,507
Lindsay Corp.	51,628	4,381,152
Lydall, Inc.(a)	67,338	1,364,268
Mueller Industries, Inc.	113,395	7,084,920
Standex International Corp.	51,208	2,832,314
Tennant Co.	74,080	4,538,141
Titan International, Inc.	214,760	4,071,850
Toro Co. (The)	229,229	15,181,837
Watts Water Technologies, Inc., Class A	114,675	7,066,273
Total		96,705,322
Professional Services 1.4%
CDI Corp.	57,844	1,056,810
Exponent, Inc.	52,545	3,743,306
Heidrick & Struggles International, Inc.	64,652	1,188,950
Insperity, Inc.	91,272	2,664,230
Kelly Services, Inc., Class A	109,359	2,751,472
Korn/Ferry International(a)	198,407	5,037,554
Navigant Consulting, Inc.(a)	198,412	3,458,321
On Assignment, Inc.(a)	185,692	6,387,805
Resources Connection, Inc.	159,317	2,182,643
TrueBlue, Inc.(a)	164,641	4,688,975
Wageworks, Inc.(a)	119,320	7,057,778
Total		40,217,844

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.7%
Arkansas Best Corp.	96,995	3,226,054
Heartland Express, Inc.	193,936	3,952,416
Knight Transportation, Inc.	240,879	5,174,081
Roadrunner Transportation Systems, Inc.(a)	100,750	2,368,632
Saia, Inc.(a)	97,960	3,383,538
Total		18,104,721
Trading Companies & Distributors 0.6%
Applied Industrial Technologies, Inc.	169,101	8,629,224
DXP Enterprises, Inc.(a)	41,640	4,237,286
Kaman Corp.	108,761	4,319,987
Total		17,186,497
Total Industrials		410,585,410
Information Technology 18.5%
Communications Equipment 1.7%
Arris Group, Inc.(a)	460,384	13,213,021
Bel Fuse, Inc., Class B	39,770	755,630
Black Box Corp.	63,753	1,695,830
CalAmp Corp.(a)	133,675	4,282,947
Comtech Telecommunications Corp.	64,437	2,062,628
Digi International, Inc.(a)	103,257	986,104
Harmonic, Inc.(a)	404,296	2,623,881
Ixia(a)	226,011	2,793,496
NETGEAR, Inc.(a)	155,445	5,313,110
Oplink Communications, Inc.(a)	72,089	1,262,999
PC-Tel, Inc.	69,855	607,739
Procera Networks, Inc.(a)	82,725	912,457
Viasat, Inc.(a)	168,185	11,219,621
Total		47,729,463
Computers & Peripherals 0.6%
Electronics for Imaging, Inc.(a)	188,658	8,414,147
Intevac, Inc.(a)	96,281	724,996
QLogic Corp.(a)	347,890	3,972,904
Super Micro Computer, Inc.(a)	130,332	2,631,403
Total		15,743,450
Electronic Equipment, Instruments & Components 5.3%
Agilysys, Inc.(a)	56,664	822,761
Anixter International, Inc.	107,011	11,444,827
Badger Meter, Inc.	57,658	3,166,577

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Belden, Inc.	174,271	12,570,167
Benchmark Electronics, Inc.(a)	216,601	5,163,768
Checkpoint Systems, Inc.(a)	166,183	2,434,581
Cognex Corp.(a)	332,540	12,523,456
Coherent, Inc.(a)	99,529	6,782,901
CTS Corp.	135,117	2,759,089
Daktronics, Inc.	153,253	2,171,595
DTS, Inc.(a)	72,128	1,464,920
Electro Scientific Industries, Inc.	102,333	965,000
FARO Technologies, Inc.(a)	68,636	3,949,315
FEI Co.	167,464	17,190,180
Insight Enterprises, Inc.(a)	169,794	3,901,866
Littelfuse, Inc.	89,847	8,478,861
Measurement Specialties, Inc.(a)	60,453	3,687,633
Mercury Systems, Inc.(a)	133,509	1,481,950
Methode Electronics, Inc.	142,421	4,828,072
MTS Systems Corp.	61,591	4,370,497
Newport Corp.(a)	156,991	3,249,714
OSI Systems, Inc.(a)	75,597	4,646,948
Park Electrochemical Corp.	83,627	2,382,533
Plexus Corp.(a)	135,544	5,577,636
Rofin-Sinar Technologies, Inc.(a)	112,859	2,648,801
Rogers Corp.(a)	71,066	4,597,970
Sanmina Corp.(a)	337,770	5,728,579
Scansource, Inc.(a)	112,845	4,430,295
SYNNEX Corp.(a)	105,595	6,280,791
TTM Technologies, Inc.(a)	218,763	1,837,609
Total		151,538,892
Internet Software & Services 2.1%
Blucora, Inc.(a)	165,219	3,178,813
comScore, Inc.(a)	133,123	4,209,349
Dealertrack Technologies, Inc.(a)	176,041	9,518,537
Dice Holdings, Inc.(a)	153,615	1,130,606
Digital River, Inc.(a)	113,967	2,025,194
j2 Global, Inc.	175,780	9,035,092
Liquidity Services, Inc.(a)	103,120	2,641,934
LivePerson, Inc.(a)	197,562	2,584,111
LogMeIn, Inc.(a)	91,314	3,821,491
Monster Worldwide, Inc.(a)	385,600	3,073,232

Common Stocks (continued)

Issuer	Shares	Value ($)
NIC, Inc.	239,795	4,661,615
OpenTable, Inc.(a)	93,332	7,437,627
Perficient, Inc.(a)	132,463	2,703,570
QuinStreet, Inc.(a)	114,859	756,921
Stamps.com, Inc.(a)	58,760	2,067,177
XO Group, Inc.(a)	99,587	1,189,069
Total		60,034,338
IT Services 2.0%
CACI International, Inc., Class A(a)	93,949	7,406,000
Cardtronics, Inc.(a)	180,488	7,313,374
Ciber, Inc.(a)	269,299	1,287,249
CSG Systems International, Inc.	135,727	3,800,356
ExlService Holdings, Inc.(a)	124,160	3,475,238
Forrester Research, Inc.	50,700	1,836,354
Heartland Payment Systems, Inc.	147,890	5,980,671
Higher One Holdings, Inc.(a)	130,133	1,041,064
iGATE Corp.(a)	116,932	3,958,148
MAXIMUS, Inc.	274,873	13,136,181
Sykes Enterprises, Inc.(a)	156,973	3,089,229
TeleTech Holdings, Inc.(a)	76,845	1,850,428
Virtusa Corp.(a)	102,708	3,735,490
Total		57,909,782
Semiconductors & Semiconductor Equipment 4.1%
Advanced Energy Industries, Inc.(a)	147,523	4,048,031
ATMI, Inc.(a)	127,700	4,343,077
Brooks Automation, Inc.	267,009	2,768,883
Cabot Microelectronics Corp.(a)	94,587	4,177,908
Ceva, Inc.(a)	88,165	1,594,023
Cirrus Logic, Inc.(a)	254,660	4,902,205
Cohu, Inc.	93,026	938,632
Diodes, Inc.(a)	145,957	3,475,236
DSP Group, Inc.(a)	90,483	765,486
Entropic Communications, Inc.(a)	365,997	1,603,067
Exar Corp.(a)	190,532	2,181,591
GT Advanced Technologies, Inc.(a)	531,307	7,613,629
Hittite Microwave Corp.	126,422	7,456,370
Kopin Corp.(a)	245,069	977,825
Kulicke & Soffa Industries, Inc.(a)	304,675	3,515,950
Micrel, Inc.	182,958	1,910,082

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Microsemi Corp.(a)	376,858	8,690,345
MKS Instruments, Inc.	213,476	6,417,089
Monolithic Power Systems, Inc.(a)	139,438	4,997,458
Nanometrics, Inc.(a)	88,960	1,633,306
Pericom Semiconductor Corp.(a)	83,089	672,190
Power Integrations, Inc.	120,024	7,097,019
Rubicon Technology, Inc.(a)	79,171	1,022,098
Rudolph Technologies, Inc.(a)	132,115	1,515,359
Sigma Designs, Inc.(a)	124,775	611,398
Supertex, Inc.(a)	41,212	1,357,111
Synaptics, Inc.(a)	142,009	9,236,265
Tessera Technologies, Inc.	196,114	4,259,596
TriQuint Semiconductor, Inc.(a)	644,114	7,883,955
Ultratech, Inc.(a)	111,604	2,926,257
Veeco Instruments, Inc.(a)	157,395	6,224,972
Total		116,816,413
Software 2.7%
Blackbaud, Inc.	183,620	5,750,978
Bottomline Technologies de, Inc.(a)	147,552	5,266,131
Ebix, Inc.	127,978	2,079,643
EPIQ Systems, Inc.	121,285	1,719,821
Interactive Intelligence Group, Inc.(a)	63,265	5,037,792
Manhattan Associates, Inc.(a)	308,118	11,674,591
MicroStrategy, Inc., Class A(a)	36,259	4,682,125
Monotype Imaging Holdings, Inc.	156,481	4,450,320
Netscout Systems, Inc.(a)	149,904	5,693,354
Progress Software Corp.(a)	208,213	5,192,832
Synchronoss Technologies, Inc.(a)	121,898	4,190,853
Take-Two Interactive Software, Inc.(a)	369,958	7,314,070
Tangoe, Inc.(a)	136,510	2,596,420
Tyler Technologies, Inc.(a)	113,797	10,671,883
VASCO Data Security International, Inc.(a)	117,133	934,721
Total		77,255,534
Total Information Technology		527,027,872
Materials 6.4%
Chemicals 2.8%
A. Schulman, Inc.	116,793	4,058,557
American Vanguard Corp.	100,001	2,225,022

Common Stocks (continued)

Issuer	Shares	Value ($)
Balchem Corp.	120,892	6,106,255
Calgon Carbon Corp.(a)	218,996	4,408,389
Flotek Industries, Inc.(a)	182,265	4,638,644
FutureFuel Corp.	90,390	1,568,267
H.B. Fuller Co.	201,583	9,772,744
Hawkins, Inc.	37,857	1,348,845
Innophos Holdings, Inc.	88,160	4,841,747
Koppers Holdings, Inc.	81,542	3,224,171
Kraton Performance Polymers, Inc.(a)	130,455	3,618,822
LSB Industries, Inc.(a)	76,765	2,509,448
OM Group, Inc.	128,263	4,053,111
PolyOne Corp.	385,977	14,474,137
Quaker Chemical Corp.	52,883	4,086,798
Stepan Co.	76,079	4,625,603
Tredegar Corp.	100,988	2,515,611
Zep, Inc.	91,510	1,610,576
Total		79,686,747
Construction Materials 0.4%
Headwaters, Inc.(a)	293,273	3,909,329
Texas Industries, Inc.(a)	86,068	7,307,173
Total		11,216,502
Containers & Packaging 0.1%
Myers Industries, Inc.	107,299	2,306,929
Metals & Mining 1.7%
AK Steel Holding Corp.(a)	546,795	3,395,597
AM Castle & Co.(a)	68,376	999,657
AMCOL International Corp.	100,185	4,446,210
Century Aluminum Co.(a)	206,284	2,442,403
Globe Specialty Metals, Inc.	259,753	5,161,292
Haynes International, Inc.	49,464	2,449,952
Kaiser Aluminum Corp.	75,249	5,311,827
Materion Corp.	82,699	2,447,063
Olympic Steel, Inc.	36,494	1,003,950
RTI International Metals, Inc.(a)	122,548	3,329,629
Stillwater Mining Co.(a)	478,533	6,479,337
SunCoke Energy, Inc.(a)	279,047	6,217,167
US Silica Holdings, Inc.	213,840	7,013,952
Total		50,698,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Paper & Forest Products 1.4%
Boise Cascade Co.(a)	126,300	3,737,217
Clearwater Paper Corp.(a)	84,461	5,392,835
Deltic Timber Corp.	44,750	2,816,565
KapStone Paper and Packaging Corp.(a)	321,678	10,226,144
Neenah Paper, Inc.	64,975	3,262,395
PH Glatfelter Co.	173,549	5,267,212
Schweitzer-Mauduit International, Inc.	125,927	6,060,866
Wausau Paper Corp.	198,300	2,627,475
Total		39,390,709
Total Materials		183,298,923
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
8x8, Inc.(a)	320,600	3,391,948
Atlantic Tele-Network, Inc.	39,814	2,609,409
Cbeyond, Inc.(a)	112,627	771,495
Cincinnati Bell, Inc.(a)	834,334	2,795,019
General Communication, Inc., Class A(a)	123,322	1,283,782
Lumos Networks Corp.	71,544	1,038,819
Total		11,890,472
Wireless Telecommunication Services 0.1%
NTELOS Holdings Corp.	61,239	856,121
U.S.A. Mobility, Inc.	86,839	1,254,824
Total		2,110,945
Total Telecommunication Services		14,001,417
Utilities 3.4%
Electric Utilities 1.1%
Allete, Inc.	148,671	7,509,372
El Paso Electric Co.	161,935	5,708,209
UIL Holdings Corp.	226,447	8,768,028
UNS Energy Corp.	166,588	10,080,240
Total		32,065,849
Gas Utilities 1.6%
Laclede Group, Inc. (The)	121,997	5,593,562
New Jersey Resources Corp.	168,543	7,586,120

Common Stocks (continued)

Issuer	Shares	Value ($)
Northwest Natural Gas Co.	108,295	4,642,607
Piedmont Natural Gas Co., Inc.	304,513	10,298,630
South Jersey Industries, Inc.	129,168	7,385,826
Southwest Gas Corp.	185,887	10,041,616
Total		45,548,361
Multi-Utilities 0.5%
Avista Corp.	240,774	7,126,911
NorthWestern Corp.	154,252	7,086,337
Total		14,213,248
Water Utilities 0.2%
American States Water Co.	155,274	4,662,878
Total Utilities		96,490,336
Total Common Stocks (Cost: $1,669,369,569)		2,759,605,973

Rights —%

Information Technology —%
Electronic Equipment, Instruments & Components —%
Gerber Scientific, Inc.(a)(b)(c)(d)	112,391	—
Total Information Technology		—
Total Rights (Cost: $—)		—

Money Market Funds 2.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(e)(f)	69,671,430	69,671,430
Total Money Market Funds (Cost: $69,671,430)		69,671,430
Total Investments (Cost: $1,739,040,999)		2,829,277,403
Other Assets & Liabilities, Net		23,364,222
Net Assets		2,852,641,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2014

At February 28, 2014, cash totaling $2,999,200 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 EMINI	774	USD	91,479,060	03/2014	4,857,016	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Negligible market value.

(c)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2014 was $0, representing 0.00% of net assets. Information concerning such security holdings at February 28, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Gerber Scientific, Inc.	08/22/11	—

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2014, the value of these securities amounted to $0, which represents 0.00% of net assets.

(e)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	53,859,530	514,268,094	(498,456,194)	69,671,430	74,598	69,671,430

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	438,017,123	—	—	438,017,123
Consumer Staples	95,192,570	—	—	95,192,570
Energy	121,212,675	—	—	121,212,675
Financials	584,348,367	—	—	584,348,367
Health Care	289,431,280	—	—	289,431,280
Industrials	410,585,410	—	—	410,585,410
Information Technology	527,027,872	—	—	527,027,872
Materials	183,298,923	—	—	183,298,923
Telecommunication Services	14,001,417	—	—	14,001,417
Utilities	96,490,336	—	—	96,490,336
Total Equity Securities	2,759,605,973	—	—	2,759,605,973
Mutual Funds
Money Market Funds	69,671,430	—	—	69,671,430
Total Mutual Funds	69,671,430	—	—	69,671,430
Investments in Securities	2,829,277,403	—	—	2,829,277,403
Derivatives
Assets
Futures Contracts	4,857,016	—	—	4,857,016
Total	2,834,134,419	—	—	2,834,134,419

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Small Cap Index Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,669,369,569)	$2,759,605,973
Affiliated issuers (identified cost $69,671,430)	69,671,430
Total investments (identified cost $1,739,040,999)	2,829,277,403
Margin deposits	2,999,200
Receivable for:
Investments sold	18,126,736
Capital shares sold	8,077,468
Dividends	1,972,871
Variation margin	3,891
Expense reimbursement due from Investment Manager	58
Total assets	2,860,457,627
Liabilities
Payable for:
Investments purchased	4,938,677
Capital shares purchased	2,361,248
Variation margin	350,869
Investment management fees	7,799
Distribution and/or service fees	7,850
Administration fees	7,799
Plan administration fees	2,436
Compensation of board members	138,205
Other expenses	1,119
Total liabilities	7,816,002
Net assets applicable to outstanding capital stock	$2,852,641,625
Represented by
Paid-in capital	$1,726,896,600
Undistributed net investment income	1,528,277
Accumulated net realized gain	29,123,328
Unrealized appreciation (depreciation) on:
Investments	1,090,236,404
Futures contracts	4,857,016
Total — representing net assets applicable to outstanding capital stock	$2,852,641,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Small Cap Index Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$1,113,746,403
Shares outstanding	47,308,594
Net asset value per share	$23.54
Class B
Net assets	$9,469,476
Shares outstanding	403,946
Net asset value per share	$23.44
Class I
Net assets	$3,577
Shares outstanding	152
Net asset value per share(a)	$23.56
Class K
Net assets	$12,780,555
Shares outstanding	541,221
Net asset value per share	$23.61
Class R5
Net assets	$79,726,188
Shares outstanding	3,322,858
Net asset value per share	$23.99
Class Z
Net assets	$1,636,915,426
Shares outstanding	69,264,753
Net asset value per share	$23.63

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Small Cap Index Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$28,689,840
Dividends — affiliated issuers	74,598
Interest	18
Total income	28,764,456
Expenses:
Investment management fees	2,436,410
Distribution and/or service fees
Class A	2,246,900
Class B	108,151
Administration fees	2,436,410
Plan administration fees
Class K	28,681
Compensation of board members	68,600
Other	11,650
Total expenses	7,336,802
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(80,248)
Expense reductions	(3,677)
Total net expenses	7,252,877
Net investment income	21,511,579
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	155,492,076
Futures contracts	18,478,838
Net realized gain	173,970,914
Net change in unrealized appreciation (depreciation) on:
Investments	467,376,538
Futures contracts	1,307,733
Net change in unrealized appreciation (depreciation)	468,684,271
Net realized and unrealized gain	642,655,185
Net increase in net assets resulting from operations	$664,166,764

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Small Cap Index Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$21,511,579	$29,025,982
Net realized gain	173,970,914	22,513,441
Net change in unrealized appreciation (depreciation)	468,684,271	159,325,516
Net increase in net assets resulting from operations	664,166,764	210,864,939
Distributions to shareholders
Net investment income
Class A	(6,654,997)	(8,835,568)
Class B	(3,954)	(92,006)
Class I	(31)	(47)
Class K	(79,225)	(130,672)
Class R5	(419,714)	(43)
Class Z	(13,990,244)	(19,265,834)
Net realized gains
Class A	(50,037,594)	(29,052,987)
Class B	(577,915)	(714,002)
Class I	(180)	(133)
Class K	(615,780)	(444,667)
Class R5	(1,943,999)	(44)
Class Z	(80,628,656)	(54,131,198)
Total distributions to shareholders	(154,952,289)	(112,667,201)
Increase (decrease) in net assets from capital stock activity	358,468,551	(411,521,182)
Total increase (decrease) in net assets	867,683,026	(313,323,444)
Net assets at beginning of year	1,984,958,599	2,298,282,043
Net assets at end of year	$2,852,641,625	$1,984,958,599
Undistributed net investment income	$1,528,277	$1,421,240

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Small Cap Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	19,882,789	432,044,976	12,272,612	217,416,726
Distributions reinvested	2,444,682	53,421,096	2,152,007	36,499,212
Redemptions	(11,235,169)	(245,339,703)	(10,363,166)	(183,280,250)
Net increase	11,092,302	240,126,369	4,061,453	70,635,688
Class B shares
Subscriptions	23,579	504,218	27,883	494,004
Distributions reinvested	27,173	581,060	47,789	805,040
Redemptions(b)	(258,854)	(5,599,592)	(445,467)	(7,667,104)
Net decrease	(208,102)	(4,514,314)	(369,795)	(6,368,060)
Class K shares
Subscriptions	100,700	2,181,086	79,667	1,426,562
Distributions reinvested	31,816	694,817	33,822	575,180
Redemptions	(104,881)	(2,302,520)	(153,729)	(2,719,736)
Net increase (decrease)	27,635	573,383	(40,240)	(717,994)
Class R5 shares
Subscriptions	3,840,376	85,575,154	4,186	81,292
Distributions reinvested	97,658	2,230,263	—	—
Redemptions	(619,362)	(13,677,166)	—	—
Net increase	3,318,672	74,128,251	4,186	81,292
Class Z shares
Subscriptions	15,910,019	343,579,759	18,712,233	335,164,984
Distributions reinvested	2,645,949	57,907,206	2,446,478	41,655,862
Redemptions	(16,215,593)	(353,332,103)	(49,712,101)	(851,972,954)
Net increase (decrease)	2,340,375	48,154,862	(28,553,390)	(475,152,108)
Total net increase (decrease)	16,570,882	358,468,551	(24,897,786)	(411,521,182)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Small Cap Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

					Year Ended
	Year Ended February 28,				February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$19.00		$17.75		$18.01		$13.97	$8.58
Income from investment operations:
Net investment income	0.16		0.24		0.12		0.12	0.08
Net realized and unrealized gain	5.72		2.14		0.66		4.14	5.40
Total from investment operations	5.88		2.38		0.78		4.26	5.48
Less distributions to shareholders:
Net investment income	(0.15)		(0.25)		(0.12)		(0.12)	(0.09)
Net realized gains	(1.19)		(0.88)		(0.92)		(0.10)	—
Total distributions to shareholders	(1.34)		(1.13)		(1.04)		(0.22)	(0.09)
Proceeds from regulatory settlements	—		—		0.00	(a)	—	0.00 (a)
Net asset value, end of period	$23.54		$19.00		$17.75		$18.01	$13.97
Total return	31.63%		14.32%		4.65%		30.55%	63.90%
Ratios to average net assets(b)
Total gross expenses	0.45%		0.45	%(c)	0.45%		0.45%	0.45%
Total net expenses(d)	0.45	%(e)	0.45	%(c)(e)	0.45	%(e)	0.45%	0.45%
Net investment income	0.73%		1.37%		0.74%		0.73%	0.68%
Supplemental data
Net assets, end of period (in thousands)	$1,113,746		$687,934		$570,806		$183,578	$96,238
Portfolio turnover	15%		17%		20%		14%	14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Small Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,
Class B	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$18.95		$17.73		$17.82
Income from investment operations:
Net investment income	(0.01)		0.11		0.00	(b)
Net realized and unrealized gain	5.70		2.13		0.84
Total from investment operations	5.69		2.24		0.84
Less distributions to shareholders:
Net investment income	(0.01)		(0.14)		(0.01)
Net realized gains	(1.19)		(0.88)		(0.92)
Total distributions to shareholders	(1.20)		(1.02)		(0.93)
Proceeds from regulatory settlements	—		—		0.00	(b)
Net asset value, end of period	$23.44		$18.95		$17.73
Total return	30.64%		13.45%		4.97%
Ratios to average net assets(c)
Total gross expenses	1.20%		1.20	%(d)	1.20	%(e)
Total net expenses(f)	1.20	%(g)	1.20	%(d)(g)	1.20	%(e)(g)
Net investment income	(0.02%)		0.61%		0.01	%(e)
Supplemental data
Net assets, end of period (in thousands)	$9,469		$11,596		$17,410
Portfolio turnover	15%		17%		20%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Small Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,			Year Ended February 29,
Class I	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$19.01	$17.76		$16.47
Income from investment operations:
Net investment income	0.21	0.29		0.05
Net realized and unrealized gain	5.73	2.14		1.87
Total from investment operations	5.94	2.43		1.92
Less distributions to shareholders:
Net investment income	(0.20)	(0.30)		(0.17)
Net realized gains	(1.19)	(0.88)		(0.46)
Total distributions to shareholders	(1.39)	(1.18)		(0.63)
Proceeds from regulatory settlements	—	—		0.00	(b)
Net asset value, end of period	$23.56	$19.01		$17.76
Total return	31.97%	14.63%		12.03%
Ratios to average net assets(c)
Total gross expenses	0.22%	0.18	%(d)	0.17	%(e)
Total net expenses(f)	0.20%	0.18	%(d)	0.17	%(e)
Net investment income	0.98%	1.65%		1.09	%(e)
Supplemental data
Net assets, end of period (in thousands)	$4	$3		$3
Portfolio turnover	15%	17%		20%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Small Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,			Year Ended February 29,
Class K	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$19.05	$17.80		$17.87
Income from investment operations:
Net investment income	0.16	0.24		0.13
Net realized and unrealized gain	5.74	2.14		0.84
Total from investment operations	5.90	2.38		0.97
Less distributions to shareholders:
Net investment income	(0.15)	(0.25)		(0.12)
Net realized gains	(1.19)	(0.88)		(0.92)
Total distributions to shareholders	(1.34)	(1.13)		(1.04)
Proceeds from regulatory settlements	—	—		0.00	(b)
Net asset value, end of period	$23.61	$19.05		$17.80
Total return	31.65%	14.27%		5.76%
Ratios to average net assets(c)
Total gross expenses	0.45%	0.45	%(d)	0.45	%(e)
Total net expenses(f)	0.45%	0.45	%(d)	0.45	%(e)
Net investment income	0.73%	1.37%		0.76	%(e)
Supplemental data
Net assets, end of period (in thousands)	$12,781	$9,784		$9,858
Portfolio turnover	15%	17%		20%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Small Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.33	$17.47
Income from investment operations:
Net investment income	0.23	0.07
Net realized and unrealized gain	5.82	2.40
Total from investment operations	6.05	2.47
Less distributions to shareholders:
Net investment income	(0.20)	(0.30)
Net realized gains	(1.19)	(0.31)
Total distributions to shareholders	(1.39)	(0.61)
Net asset value, end of period	$23.99	$19.33
Total return	32.01%	14.51%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.24	%(c)
Total net expenses(d)	0.20%	0.20	%(c)
Net investment income	0.99%	1.44	%(c)
Supplemental data
Net assets, end of period (in thousands)	$79,726	$81
Portfolio turnover	15%	17%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Small Cap Index Fund

Financial Highlights (continued)

					Year Ended
	Year Ending February 28,				February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$19.06		$17.81		$18.06		$14.01	$8.60
Income from investment operations:
Net investment income	0.21		0.29		0.16		0.15	0.12
Net realized and unrealized gain	5.75		2.14		0.66		4.15	5.40
Total from investment operations	5.96		2.43		0.82		4.30	5.52
Less distributions to shareholders:
Net investment income	(0.20)		(0.30)		(0.15)		(0.15)	(0.11)
Net realized gains	(1.19)		(0.88)		(0.92)		(0.10)	—
Total distributions to shareholders	(1.39)		(1.18)		(1.07)		(0.25)	(0.11)
Proceeds from regulatory settlements	—		—		0.00	(a)	—	0.00 (a)
Net asset value, end of period	$23.63		$19.06		$17.81		$18.06	$14.01
Total return	31.99%		14.54%		4.92%		30.81%	64.34%
Ratios to average net assets(b)
Total gross expenses	0.20%		0.20	%(c)	0.20%		0.20%	0.20%
Total net expenses(d)	0.20	%(e)	0.20	%(c)(e)	0.20	%(e)	0.20%	0.20%
Net investment income	0.98%		1.64%		0.96%		0.97%	0.95%
Supplemental data
Net assets, end of period (in thousands)	$1,636,915		$1,275,562		$1,700,205		$1,681,152	$1,309,989
Portfolio turnover	15%		17%		20%		14%	14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Small Cap Index Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class K, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum contingent deferred sales charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report 2014
31

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into

Annual Report 2014
32

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	4,857,016	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	18,478,838
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,307,733

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	7,101

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend

Annual Report 2014
33

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom

Annual Report 2014
34

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $6,693.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $3,677.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,721 for Class B shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through June 30, 2014
Class A	0.45%
Class B	1.20
Class I	0.20
Class K	0.45
Class R5	0.20
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and

Annual Report 2014
35

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, re-characterization of distributions for investments, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(256,377)
Accumulated net realized gain	305,331
Paid-in capital	(48,954)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$35,592,677	$28,324,170
Long-term capital gains	119,359,612	84,343,031
Total	$154,952,289	$112,667,201

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$10,049,616
Undistributed accumulated long-term gain	74,558,795
Unrealized appreciation	1,041,239,065

At February 28, 2014, the cost of investments for federal income tax purposes was $1,788,038,338 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,086,053,220
Unrealized depreciation	(44,814,155)
Net unrealized appreciation	$1,041,239,065

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $555,050,700 and $355,981,829, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 23.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to

Annual Report 2014
36

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2014

each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
37

Columbia Small Cap Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Small Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Index Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
38

Columbia Small Cap Index Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	57.93%
Dividends Received Deduction	57.95%
Capital Gain Dividend	$159,194,598

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
39

Columbia Small Cap Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
40

Columbia Small Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
41

Columbia Small Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
42

Columbia Small Cap Index Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
43

Columbia Small Cap Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
44

Columbia Small Cap Index Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014
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Annual Report 2014
48

Columbia Small Cap Index Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia Small Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN228_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Large Cap Enhanced Core Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Large Cap Enhanced Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Large Cap Enhanced Core Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Enhanced Core Fund (the Fund) Class A shares returned 26.58% for the 12-month period that ended February 28, 2014.

>  The Fund outperformed its benchmark, the S&P 500 Index, which returned 25.37% for the same 12-month period.

>  Stock selection generally accounted for the Fund's performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	26.58	22.76	6.98
Class I*	09/27/10	27.06	23.06	7.11
Class R*	01/23/06	26.26	22.45	6.71
Class Y*	07/15/09	27.11	23.19	7.16
Class Z	07/31/96	27.03	23.07	7.25
S&P 500 Index		25.37	23.00	7.16

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Large Cap Enhanced Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Large Cap Enhanced Core Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 26.58%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 25.37% for the same time period. Stock selection generally accounted for the Fund's performance advantage relative to the benchmark, most notably within industrials, consumer staples, information technology and health care. Sector allocation modestly detracted from relative results, as did security selection within the consumer discretionary and energy sectors. Overall, we seek positive returns relative to the benchmark through stock selection and not sector allocation.

Stocks Rose in a Favorable Market Environment

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth modestly higher over the 12-month period that ended February 28, 2014. Pent-up demand, low mortgage rates and an improving labor market helped home sales advance. Foreclosure activity trended downward. After a brief pullback, manufacturing activity picked up midway through the period and remained strong. Business surveys and recent demand measures suggest to us that business spending may be poised to pick up.

Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the U.S. debt ceiling, the possibility of an attack on Syria and uncertainty regarding the timing of the Federal Reserve's (the Fed's) next move on monetary policy — prices on stocks moved higher as central banks continued to pour liquidity into key markets. Midway through the period, the Fed's talk about removing monetary support dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Investors Continued to Favor Risk

A market rally that began in 2012 continued into 2013 and beginning of 2014 and, once again, the riskiest stocks generated the best performance during the period. Within the benchmark, the stocks with the highest beta, a measure of volatility, outperformed stocks with the lowest beta by more than 15 percentage points. The quintile of stocks with the greatest growth characteristics outperformed those that were more value-oriented by approximately 20 percentage points. Non-dividend paying stocks outperformed the highest quartile of dividend paying stocks by more than 25 percentage points. Within the benchmark, smaller-cap stocks outperformed larger-cap stocks, while small-and mid-cap stocks outperformed large-cap stocks across the entire U.S. equity market.

The components of the Fund's stock selection model were consistent with the risk-on trend. We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum), and quality (quality of earnings and financial strength). The stocks that we consider to have the strongest valuations and appeared inexpensive relative to their peers (top 20% of stocks in the benchmark, ranked using our aggregate quality score) outperformed stocks with weaker valuations. Stocks scored on our catalyst measures were more neutral, with the highest ranked only modestly outperforming the lower catalyst quintiles. Quality measures were mixed.

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Apple, Inc.	3.7
Google, Inc., Class A	2.6
Microsoft Corp.	2.5
Pfizer, Inc.	2.1
Merck & Co., Inc.	1.9
Exxon Mobil Corp.	1.8
Oracle Corp.	1.6
Comcast Corp., Class A	1.6
Verizon Communications, Inc.	1.6
QUALCOMM, Inc.	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Large Cap Enhanced Core Fund

Manager Discussion of Fund Performance (continued)

Security Selection Drove Performance

Security selection was the primary contributor to performance relative to the benchmark, most notably within industrials, consumer staples and health care. In the industrials sector, airlines as an industry did well during the period. Business and leisure travel have picked up with a strengthening economy and fares have increased. As a result, the Fund's position in Southwest Airlines benefited from positive earnings and revenues, raising its share price during the period. Within the aerospace industry, Raytheon benefited from strong earnings despite the federal government's enforced spending cuts, known as the sequestration, and a federal government shutdown. Large contract wins and continued strong international opportunities helped offset the impact of both factors. In the consumer staples sector, Tyson Foods was a standout performer as the company benefited from its diversified business model and its ability to increase earnings in different environments. In the health care sector, the Fund benefited from overweight positions relative to the index in St. Jude Medical and Gilead Sciences, both strong performers for the period.

The Fund gave up ground due to stock selection in the consumer discretionary and energy sectors. In the consumer discretionary sector, Best Buy was up strongly over the entire period but traded down sharply after announcing its fourth quarter 2013 earnings and disappointing holiday sales. Because the Fund bought the stock in the third quarter, it sustained a loss on the position. In the energy sector, disappointments were small but widespread across both equipment and services and the oil and gas industries. The single biggest disappointment for the period was missing out of the strong gains generated by Bank of America, a stock that we did not own for the majority of the period. Banks, as a whole, did well as the economy improved, interest rates moved higher and the capital markets remained strong. In this environment, Bank of America shares rose more than 49%.

Portfolio Activity

During the 12-month period, we established new positions in several names, including Caterpillar, Phillips 66, Medtronic, Starbucks and BlackRock. We liquidated positions in Bristol-Myers Squibb, Danaher, TJX, EMC, Discovery Communications and DIRECTV, among others.

Looking Ahead

Our investment strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities, or any other asset class, will perform well or poorly. Instead, we seek to keep the Fund substantially invested in equities at all times. We will continue to work to enhance our quantitative models and focus portfolio holdings on our three themes of valuation, catalyst and quality.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	97.9
Consumer Discretionary	11.8
Consumer Staples	9.2
Energy	9.5
Financials	15.6
Health Care	13.7
Industrials	10.8
Information Technology	18.5
Materials	3.8
Telecommunication Services	1.9
Utilities	3.1
Money Market Funds	2.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks — The Fund is subject to stock market fluctuations and changes in the values of specific fund holdings due to economic and business developments. See the Fund's prospectus for information on these and other risks.

Annual Report 2014
5

Columbia Large Cap Enhanced Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,154.30	1,020.44	4.83	4.53	0.90
Class I	1,000.00	1,000.00	1,156.20	1,022.49	2.63	2.47	0.49
Class R	1,000.00	1,000.00	1,153.00	1,019.20	6.17	5.79	1.15
Class Y	1,000.00	1,000.00	1,156.80	1,022.49	2.63	2.47	0.49
Class Z	1,000.00	1,000.00	1,155.40	1,021.69	3.49	3.28	0.65

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%

Issuer	Shares	Value ($)
Consumer Discretionary 11.8%
Auto Components 0.6%
Delphi Automotive PLC	23,100	1,537,767
Diversified Consumer Services 0.8%
Graham Holdings Co., Class B	2,900	2,084,230
Hotels, Restaurants & Leisure 0.5%
Starbucks Corp.	3,500	248,360
Wynn Resorts Ltd.	4,700	1,139,703
Total		1,388,063
Household Durables 0.9%
Harman International Industries, Inc.	3,800	397,974
Whirlpool Corp.	12,900	1,865,727
Total		2,263,701
Internet & Catalog Retail 1.3%
Amazon.com, Inc.(a)	600	217,260
priceline.com, Inc.(a)	2,500	3,372,100
Total		3,589,360
Media 3.5%
Comcast Corp., Class A	82,700	4,274,763
DIRECTV(a)	3,500	271,600
Time Warner Cable, Inc.	16,800	2,357,880
Viacom, Inc., Class B	29,600	2,596,808
Total		9,501,051
Specialty Retail 3.4%
AutoZone, Inc.(a)	500	269,220
Best Buy Co., Inc.	46,000	1,224,980
GameStop Corp., Class A	39,400	1,470,014
Home Depot, Inc. (The)	48,800	4,003,064
Lowe's Companies, Inc.	32,100	1,605,963
Staples, Inc.	47,400	644,166
Total		9,217,407
Textiles, Apparel & Luxury Goods 0.8%
VF Corp.	37,800	2,214,702
Total Consumer Discretionary		31,796,281
Consumer Staples 9.2%
Beverages 0.4%
Coca-Cola Co. (The)	10,800	412,560
PepsiCo, Inc.	9,500	760,665
Total		1,173,225

Common Stocks (continued)

Issuer	Shares	Value ($)
Food & Staples Retailing 2.5%
CVS Caremark Corp.	50,900	3,722,826
Kroger Co. (The)	57,900	2,428,326
Wal-Mart Stores, Inc.	7,300	545,310
Total		6,696,462
Food Products 1.9%
Archer-Daniels-Midland Co.	56,400	2,289,840
Hershey Co. (The)	3,500	370,370
Tyson Foods, Inc., Class A	62,100	2,449,845
Total		5,110,055
Household Products 1.5%
Kimberly-Clark Corp.	24,000	2,648,400
Procter & Gamble Co. (The)	18,300	1,439,478
Total		4,087,878
Tobacco 2.9%
Altria Group, Inc.	85,500	3,100,230
Lorillard, Inc.	47,200	2,315,632
Philip Morris International, Inc.	28,100	2,273,571
Total		7,689,433
Total Consumer Staples		24,757,053
Energy 9.5%
Energy Equipment & Services 0.9%
National Oilwell Varco, Inc.	32,100	2,472,984
Oil, Gas & Consumable Fuels 8.6%
Anadarko Petroleum Corp.	31,100	2,617,376
Chevron Corp.	28,800	3,321,504
ConocoPhillips	49,900	3,318,350
Exxon Mobil Corp.	50,000	4,813,500
Marathon Petroleum Corp.	19,800	1,663,200
Murphy Oil Corp.	31,500	1,870,155
Phillips 66	39,500	2,956,970
Valero Energy Corp.	53,200	2,552,536
Total		23,113,591
Total Energy		25,586,575
Financials 15.6%
Capital Markets 2.9%
BlackRock, Inc.	8,800	2,682,592
Goldman Sachs Group, Inc. (The)	18,600	3,095,970
State Street Corp.	33,000	2,167,110
Total		7,945,672

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Banks 3.3%
Comerica, Inc.	46,900	2,259,642
Fifth Third Bancorp	98,200	2,130,449
KeyCorp	160,400	2,112,468
Wells Fargo & Co.	51,300	2,381,346
Total		8,883,905
Consumer Finance 1.8%
Capital One Financial Corp.	26,500	1,945,895
Discover Financial Services	44,000	2,524,720
SLM Corp.	21,200	507,528
Total		4,978,143
Diversified Financial Services 2.5%
Bank of America Corp.	53,000	876,090
Berkshire Hathaway, Inc., Class B(a)	11,700	1,354,626
Citigroup, Inc.	11,900	578,697
JPMorgan Chase & Co.	53,500	3,039,870
McGraw Hill Financial, Inc.	11,900	947,954
Total		6,797,237
Insurance 3.2%
ACE Ltd.	14,600	1,428,902
Aon PLC	16,800	1,438,080
Assurant, Inc.	2,000	131,260
Lincoln National Corp.	42,400	2,125,512
MetLife, Inc.	12,600	638,442
Prudential Financial, Inc.	32,300	2,731,934
Total		8,494,130
Real Estate Investment Trusts (REITs) 1.9%
Public Storage	15,000	2,535,000
Simon Property Group, Inc.	15,700	2,532,253
Total		5,067,253
Total Financials		42,166,340
Health Care 13.7%
Biotechnology 2.5%
Amgen, Inc.	6,500	806,130
Biogen Idec, Inc.(a)	3,400	1,158,312
Celgene Corp.(a)	9,150	1,470,862
Gilead Sciences, Inc.(a)	34,700	2,872,813
Vertex Pharmaceuticals, Inc.(a)	6,100	493,246
Total		6,801,363

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.8%
Boston Scientific Corp.(a)	39,500	517,450
Covidien PLC	25,700	1,849,115
CR Bard, Inc.	15,100	2,176,816
Medtronic, Inc.	49,000	2,903,740
Total		7,447,121
Health Care Providers & Services 2.0%
Cardinal Health, Inc.	6,500	464,945
CIGNA Corp.	19,000	1,512,210
Express Scripts Holding Co.(a)	12,800	963,968
WellPoint, Inc.	26,300	2,382,517
Total		5,323,640
Pharmaceuticals 6.4%
Eli Lilly & Co.	53,800	3,207,018
Johnson & Johnson	39,400	3,629,528
Merck & Co., Inc.	86,600	4,935,334
Pfizer, Inc.	172,100	5,526,131
Total		17,298,011
Total Health Care		36,870,135
Industrials 10.8%
Aerospace & Defense 3.8%
General Dynamics Corp.	22,100	2,420,834
Lockheed Martin Corp.	16,900	2,742,870
Northrop Grumman Corp.	20,500	2,481,115
Raytheon Co.	25,400	2,486,914
Total		10,131,733
Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	31,800	3,045,486
Airlines 1.0%
Southwest Airlines Co.	117,400	2,634,456
Electrical Equipment 1.0%
Emerson Electric Co.	41,700	2,721,342
Industrial Conglomerates 0.8%
General Electric Co.	82,900	2,111,463
Machinery 2.9%
Caterpillar, Inc.	32,700	3,170,919
Illinois Tool Works, Inc.	29,400	2,425,500
Pentair Ltd.	28,800	2,327,328
Total		7,923,747

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 0.1%
Dun & Bradstreet Corp. (The)	4,300	426,603
Road & Rail 0.1%
Union Pacific Corp.	800	144,304
Total Industrials		29,139,134
Information Technology 18.5%
Communications Equipment 2.9%
Cisco Systems, Inc.	178,000	3,880,400
QUALCOMM, Inc.	54,000	4,065,660
Total		7,946,060
Computers & Peripherals 3.8%
Apple, Inc.	18,425	9,695,972
Western Digital Corp.	5,400	469,746
Total		10,165,718
Internet Software & Services 3.5%
Facebook, Inc., Class A(a)	7,700	527,142
Google, Inc., Class A(a)	5,600	6,807,640
VeriSign, Inc.(a)	38,000	2,094,180
Total		9,428,962
IT Services 1.9%
Accenture PLC, Class A	8,200	683,470
International Business Machines Corp.	5,600	1,036,952
MasterCard, Inc., Class A	44,400	3,450,768
Total		5,171,190
Semiconductors & Semiconductor Equipment 1.5%
Broadcom Corp., Class A	49,300	1,465,196
First Solar, Inc.(a)	14,200	810,394
Intel Corp.	67,400	1,668,824
Total		3,944,414
Software 4.9%
CA, Inc.	68,700	2,301,450
Microsoft Corp.(b)	175,000	6,704,250
Oracle Corp.	110,300	4,313,833
Total		13,319,533
Total Information Technology		49,975,877

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 3.8%
Chemicals 2.9%
CF Industries Holdings, Inc.	9,500	2,383,550
LyondellBasell Industries NV, Class A	33,000	2,906,640
PPG Industries, Inc.	13,300	2,631,006
Total		7,921,196
Paper & Forest Products 0.9%
International Paper Co.	49,600	2,424,944
Total Materials		10,346,140
Telecommunication Services 2.0%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	34,000	1,085,620
Verizon Communications, Inc.	87,700	4,172,766
Total		5,258,386
Total Telecommunication Services		5,258,386
Utilities 3.1%
Electric Utilities 0.8%
Exelon Corp.	67,200	2,043,552
Independent Power Producers & Energy Traders 0.8%
AES Corp. (The)	152,200	2,077,530
Multi-Utilities 1.5%
Ameren Corp.	38,500	1,555,785
Public Service Enterprise Group, Inc.	69,900	2,562,534
Total		4,118,319
Total Utilities		8,239,401
Total Common Stocks (Cost: $184,146,328)		264,135,322

Money Market Funds 2.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(c)(d)	5,596,363	5,596,363
Total Money Market Funds (Cost: $5,596,363)		5,596,363
Total Investments (Cost: $189,742,691)		269,731,685
Other Assets & Liabilities, Net		(315,374)
Net Assets		269,416,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2014

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2014

At February 28, 2014, securities totaling $509,523 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 INDEX	12	USD	5,572,800	March 2014	206,209	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,247,525	117,594,718	(119,245,880)	5,596,363	5,390	5,596,363

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	31,796,281	—	—	31,796,281
Consumer Staples	24,757,053	—	—	24,757,053
Energy	25,586,575	—	—	25,586,575
Financials	42,166,340	—	—	42,166,340
Health Care	36,870,135	—	—	36,870,135
Industrials	29,139,134	—	—	29,139,134
Information Technology	49,975,877	—	—	49,975,877
Materials	10,346,140	—	—	10,346,140
Telecommunication Services	5,258,386	—	—	5,258,386
Utilities	8,239,401	—	—	8,239,401
Total Equity Securities	264,135,322	—	—	264,135,322
Mutual Funds
Money Market Funds	5,596,363	—	—	5,596,363
Total Mutual Funds	5,596,363	—	—	5,596,363
Investments in Securities	269,731,685	—	—	269,731,685
Derivatives
Assets
Futures Contracts	206,209	—	—	206,209
Total	269,937,894	—	—	269,937,894

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Large Cap Enhanced Core Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $184,146,328)	$264,135,322
Affiliated issuers (identified cost $5,596,363)	5,596,363
Total investments (identified cost $189,742,691)	269,731,685
Receivable for:
Capital shares sold	17,660
Dividends	643,646
Variation margin	14,143
Expense reimbursement due from Investment Manager	1,727
Prepaid expenses	1,263
Total assets	270,410,124
Liabilities
Payable for:
Capital shares purchased	826,393
Investment management fees	4,350
Distribution and/or service fees	209
Transfer agent fees	38,716
Administration fees	442
Compensation of board members	95,224
Other expenses	28,479
Total liabilities	993,813
Net assets applicable to outstanding capital stock	$269,416,311
Represented by
Paid-in capital	$233,208,807
Undistributed net investment income	461,347
Accumulated net realized loss	(44,449,046)
Unrealized appreciation (depreciation) on:
Investments	79,988,994
Futures contracts	206,209
Total — representing net assets applicable to outstanding capital stock	$269,416,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Large Cap Enhanced Core Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$25,473,556
Shares outstanding	1,356,830
Net asset value per share	$18.77
Class I
Net assets	$20,285,736
Shares outstanding	1,083,558
Net asset value per share	$18.72
Class R
Net assets	$2,728,983
Shares outstanding	145,542
Net asset value per share	$18.75
Class Y
Net assets	$3,450,893
Shares outstanding	184,215
Net asset value per share	$18.73
Class Z
Net assets	$217,477,143
Shares outstanding	11,609,466
Net asset value per share	$18.73

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Large Cap Enhanced Core Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$5,718,718
Dividends — affiliated issuers	5,390
Interest	13
Foreign taxes withheld	(2,685)
Total income	5,721,436
Expenses:
Investment management fees	1,789,900
Distribution and/or service fees
Class A	51,515
Class R	11,231
Transfer agent fees
Class A	41,627
Class R	4,539
Class Z	420,014
Administration fees	155,643
Compensation of board members	29,934
Custodian fees	10,790
Registration fees	36,009
Professional fees	30,963
Other	29,799
Total expenses	2,611,964
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(942,955)
Expense reductions	(120)
Total net expenses	1,668,889
Net investment income	4,052,547
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	62,713,987
Futures contracts	723,542
Net realized gain	63,437,529
Net change in unrealized appreciation (depreciation) on:
Investments	(2,346,965)
Futures contracts	(182,720)
Net change in unrealized appreciation (depreciation)	(2,529,685)
Net realized and unrealized gain	60,907,844
Net increase in net assets resulting from operations	$64,960,391

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Large Cap Enhanced Core Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013
Operations
Net investment income	$4,052,547	$5,015,800
Net realized gain	63,437,529	34,799,465
Net change in unrealized appreciation (depreciation)	(2,529,685)	(6,534,973)
Net increase in net assets resulting from operations	64,960,391	33,280,292
Distributions to shareholders
Net investment income
Class A	(323,578)	(188,669)
Class I	(321,177)	(650,071)
Class R	(28,784)	(9,708)
Class Y	(60,362)	(55,773)
Class Z	(3,460,430)	(4,155,698)
Total distributions to shareholders	(4,194,331)	(5,059,919)
Increase (decrease) in net assets from capital stock activity	(59,818,974)	(43,179,736)
Total increase (decrease) in net assets	947,086	(14,959,363)
Net assets at beginning of year	268,469,225	283,428,588
Net assets at end of year	$269,416,311	$268,469,225
Undistributed net investment income	$461,347	$605,646

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Large Cap Enhanced Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	685,849	11,415,643	145,052	2,069,335
Distributions reinvested	12,578	226,220	7,146	100,390
Redemptions	(219,812)	(3,850,464)	(181,688)	(2,565,249)
Net increase (decrease)	478,615	7,791,399	(29,490)	(395,524)
Class I shares
Subscriptions	2,615,545	42,658,290	3,406,324	47,272,503
Distributions reinvested	18,505	321,105	46,353	650,012
Redemptions	(3,965,275)	(67,244,199)	(2,013,490)	(28,588,536)
Net increase (decrease)	(1,331,225)	(24,264,804)	1,439,187	19,333,979
Class R shares
Subscriptions	82,559	1,344,602	79,167	1,128,386
Distributions reinvested	1,359	24,333	562	7,914
Redemptions	(23,840)	(404,324)	(9,187)	(133,056)
Net increase	60,078	964,611	70,542	1,003,244
Class Y shares
Subscriptions	11,788	210,304	18,945	258,233
Redemptions	(39,384)	(670,000)	(29,073)	(415,740)
Net decrease	(27,596)	(459,696)	(10,128)	(157,507)
Class Z shares
Subscriptions	1,925,147	33,078,637	2,714,857	38,196,210
Distributions reinvested	14,959	266,740	21,699	304,171
Redemptions	(4,642,277)	(77,195,861)	(7,107,729)	(101,464,309)
Net decrease	(2,702,171)	(43,850,484)	(4,371,173)	(62,963,928)
Total net decrease	(3,522,299)	(59,818,974)	(2,901,062)	(43,179,736)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Large Cap Enhanced Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.04		$13.67		$12.81		$10.73		$7.24
Income from investment operations:
Net investment income	0.23		0.22		0.17		0.14		0.13
Net realized and unrealized gain	3.76		1.36		0.89		2.08		3.52
Total from investment operations	3.99		1.58		1.06		2.22		3.65
Less distributions to shareholders:
Net investment income	(0.26)		(0.21)		(0.20)		(0.14)		(0.16)
Total distributions to shareholders	(0.26)		(0.21)		(0.20)		(0.14)		(0.16)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$18.77		$15.04		$13.67		$12.81		$10.73
Total return	26.58%		11.71%		8.41%		20.84%		50.49%
Ratios to average net assets(b)
Total gross expenses	1.26%		1.28%		1.19	%(c)	0.96	%(c)	0.92	%(c)
Total net expenses(d)	0.89	%(e)	0.89	%(e)	0.94	%(c)(e)	0.95	%(c)(e)	0.89	%(c)(e)
Net investment income	1.34%		1.53%		1.33%		1.22%		1.39%
Supplemental data
Net assets, end of period (in thousands)	$25,474		$13,209		$12,404		$12,213		$12,348
Portfolio turnover	101%		92%		67%		63%		122%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Large Cap Enhanced Core Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class I	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$15.00	$13.63	$12.78		$11.11
Income from investment operations:
Net investment income	0.29	0.28	0.21		0.09
Net realized and unrealized gain	3.75	1.36	0.88		1.75
Total from investment operations	4.04	1.64	1.09		1.84
Less distributions to shareholders:
Net investment income	(0.32)	(0.27)	(0.24)		(0.17)
Total distributions to shareholders	(0.32)	(0.27)	(0.24)		(0.17)
Net asset value, end of period	$18.72	$15.00	$13.63		$12.78
Total return	27.06%	12.15%	8.73%		16.65%
Ratios to average net assets(b)
Total gross expenses	0.80%	0.84%	0.74	%(c)	0.59	%(c)(d)
Total net expenses(e)	0.48%	0.50%	0.61	%(c)	0.57	%(c)(d)(f)
Net investment income	1.72%	2.01%	1.72%		1.68	%(d)
Supplemental data
Net assets, end of period (in thousands)	$20,286	$36,224	$13,297		$7,466
Portfolio turnover	101%	92%	67%		63%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Large Cap Enhanced Core Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.03		$13.65		$12.80		$10.72		$7.24
Income from investment operations:
Net investment income	0.18		0.20		0.14		0.12		0.11
Net realized and unrealized gain	3.76		1.36		0.88		2.08		3.51
Total from investment operations	3.94		1.56		1.02		2.20		3.62
Less distributions to shareholders:
Net investment income	(0.22)		(0.18)		(0.17)		(0.12)		(0.14)
Total distributions to shareholders	(0.22)		(0.18)		(0.17)		(0.12)		(0.14)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$18.75		$15.03		$13.65		$12.80		$10.72
Total return	26.26%		11.54%		8.08%		20.58%		50.02%
Ratios to average net assets(b)
Total gross expenses	1.51%		1.53%		1.44	%(c)	1.21	%(c)	1.17	%(c)
Total net expenses(d)	1.14	%(e)	1.12	%(e)	1.19	%(c)(e)	1.20	%(c)(e)	1.14	%(c)(e)
Net investment income	1.08%		1.45%		1.11%		1.02%		1.08%
Supplemental data
Net assets, end of period (in thousands)	$2,729		$1,284		$204		$175		$112
Portfolio turnover	101%		92%		67%		63%		122%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Large Cap Enhanced Core Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Y	2014	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$15.00	$13.63	$12.78		$10.70		$9.10
Income from investment operations:
Net investment income	0.29	0.27	0.18		0.17		0.11
Net realized and unrealized gain	3.76	1.36	0.91		2.09		1.64
Total from investment operations	4.05	1.63	1.09		2.26		1.75
Less distributions to shareholders:
Net investment income	(0.32)	(0.26)	(0.24)		(0.18)		(0.15)
Total distributions to shareholders	(0.32)	(0.26)	(0.24)		(0.18)		(0.15)
Net asset value, end of period	$18.73	$15.00	$13.63		$12.78		$10.70
Total return	27.11%	12.13%	8.74%		21.30%		19.23%
Ratios to average net assets(b)
Total gross expenses	0.80%	0.83%	0.74	%(c)	0.59	%(c)	0.57	%(c)(d)
Total net expenses(e)	0.48%	0.52%	0.60	%(c)	0.58	%(c)(f)	0.57	%(c)(d)(f)
Net investment income	1.72%	1.90%	1.46%		1.53%		1.62	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,451	$3,177	$3,024		$31,588		$60,329
Portfolio turnover	101%	92%	67%		63%		122%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to February 28, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Large Cap Enhanced Core Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$14.99		$13.62		$12.78		$10.70		$7.22
Income from investment operations:
Net investment income	0.27		0.25		0.19		0.16		0.16
Net realized and unrealized gain	3.77		1.37		0.88		2.09		3.50
Total from investment operations	4.04		1.62		1.07		2.25		3.66
Less distributions to shareholders:
Net investment income	(0.30)		(0.25)		(0.23)		(0.17)		(0.18)
Total distributions to shareholders	(0.30)		(0.25)		(0.23)		(0.17)		(0.18)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$18.73		$14.99		$13.62		$12.78		$10.70
Total return	27.03%		12.02%		8.54%		21.18%		50.82%
Ratios to average net assets(b)
Total gross expenses	1.01%		1.03%		0.94	%(c)	0.71	%(c)	0.67	%(c)
Total net expenses(d)	0.64	%(e)	0.64	%(e)	0.70	%(c)(e)	0.70	%(c)(e)	0.64	%(c)(e)
Net investment income	1.57%		1.77%		1.54%		1.46%		1.65%
Supplemental data
Net assets, end of period (in thousands)	$217,477		$214,575		$254,500		$365,205		$451,824
Portfolio turnover	101%		92%		67%		63%		122%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014
23

Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2014

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement)

or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

Annual Report 2014
24

Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2014

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	206,209	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	723,542
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(182,720)

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	252

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when

Annual Report 2014
25

Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2014

the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.69% of the Fund's average daily net assets.

Effective July 1, 2013, the Investment Manager has contractually agreed to waive 0.10% of the Fund's investment management fee through June 30, 2014. Prior to July 1, 2013, the Investment Manager contractually agreed to waive 0.15% of the Fund's investment management fee. The effective investment management fee waiver for the year ended February 28, 2014 was 0.12% of the Fund's average daily net assets.

The effective investment management fee rate, net of fee waivers, for the year ended February 28, 2014 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a

Annual Report 2014
26

Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2014

company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $2,035.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Class Y shares are not subject to transfer agent fees.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class R	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $120.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014	Prior to July 1, 2013
Class A	0.90%	0.86%
Class I	0.49	0.46
Class R	1.15	1.11
Class Y	0.49	0.46
Class Z	0.65	0.61

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement

Annual Report 2014
27

Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2014

commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, re-characterization of distributions for investments, derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(2,515)
Accumulated net realized loss	2,515

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$4,194,331	$5,059,919

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$556,641
Unrealized appreciation	79,539,130

At February 28, 2014, the cost of investments for federal income tax purposes was $190,192,555 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$81,134,796
Unrealized depreciation	(1,595,666)
Net unrealized appreciation	$79,539,130

The following capital loss carryforward, determined at February 28, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	43,738,973

For the year ended February 28, 2014, $63,087,838 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $254,014,332 and $311,079,441, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 77.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2014
28

Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2014

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
29

Columbia Large Cap Enhanced Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Enhanced Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Enhanced Core Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
30

Columbia Large Cap Enhanced Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2014
31

Columbia Large Cap Enhanced Core Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
32

Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
33

Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
34

Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
35

Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
36

Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

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Columbia Large Cap Enhanced Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Large Cap Enhanced Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN173_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Marsico Growth Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Marsico Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Marsico Growth Fund

Performance Overview

Performance Summary

>  Columbia Marsico Growth Fund (the Fund) Class A shares returned 32.56% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund outperformed its benchmark, the S&P 500 Index, which returned 25.37% for the same time period.

>  Strong stock selection in the health care, consumer discretionary, information technology and consumer staples sectors drove the Fund's outperformance during the period. Sector allocation also aided relative results.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	12/31/97
Excluding sales charges		32.56	22.89	7.20
Including sales charges		24.91	21.45	6.56
Class B	12/31/97
Excluding sales charges		31.58	22.00	6.40
Including sales charges		26.58	21.82	6.40
Class C	12/31/97
Excluding sales charges		31.64	21.99	6.40
Including sales charges		30.64	21.99	6.40
Class I*	09/27/10	33.18	23.30	7.38
Class R*	01/23/06	32.24	22.60	6.91
Class R4*	11/08/12	32.88	22.97	7.23
Class R5*	11/08/12	33.12	23.02	7.25
Class W*	09/27/10	32.63	22.91	7.21
Class Z	12/31/97	32.89	23.21	7.47
S&P 500 Index		25.37	23.00	7.16

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Marsico Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Marsico Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 32.56% excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index, which returned 25.37% for the same time period. Strong stock selection in the health care, consumer discretionary, information technology and consumer staples sectors drove the Fund's outperformance during the period. We did well to emphasize the consumer discretionary and health care sectors and to underweight the consumer staples, energy, utilities and telecommunication services sectors relative to the benchmark. Stock selection in the materials, financials and industrials sectors, along with some individual disappointments detracted from performance.

Stocks Rose in a Favorable Market Environment

Despite a string of weak job gains at the end of 2013 — and a difficult winter, which affected job growth, construction activity and the housing market — the U.S. economy expanded at a respectable pace over the 12-month period that ended February 28, 2014. Pent-up demand, low mortgage rates and an improving labor market helped home sales advance, and foreclosure activity trended downward. After a brief pullback, manufacturing activity picked up midway through the period and remained solid. Businesses remained profitable and household finances were healthy, with lower debt loads and stronger credit conditions.

Even though a host of concerns weighed on investors, stock prices moved higher as central banks continued to pour liquidity into the financial markets. Investors shrugged off concerns regarding tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria. Midway through the period, the Federal Reserve's (the Fed's) talk about removing monetary support briefly dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Stock Selection, Sector Allocation Aided Performance

Stock selection plus an overweight in health care relative to the benchmark aided results, as health care was the strongest performing sector within the benchmark. We favored pharmaceutical and biotechnology companies, attracted by the quality of the science they are using to treat diseases that were considered untreatable just a few years ago. We are seeing a variety of emerging therapeutic pathways and believe we are in the early stages of a paradigm shift in disease treatment, in which highly specialized compounds are developed to treat specific genetic targets. Gilead Sciences and Biogen Idec are two such companies. Gilead Sciences is a world leader in therapeutics for viral diseases. We believe the company may experience increased growth from the upcoming launch of a new drug franchise for Hepatitis C. Biogen Idec is a leader in developing treatments for multiple sclerosis (MS). During the period, the company received Food & Drug Administration approval for Tecfidera, the first oral medication that could allow thousands of MS patients to stop receiving drugs by needle or intravenously.

The Fund also had more exposure than the benchmark to the strong performing consumer discretionary sector. Within consumer discretionary holdings, Wynn Resorts, priceline.com and CBS were standout performers. Wynn Resorts generated strong revenues from its Macau casino resorts and its stock price rose. priceline.com benefited from solid bookings growth and expansion into new

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Gilead Sciences, Inc.	6.6
Google, Inc., Class A	6.0
Biogen Idec, Inc.	5.8
Visa, Inc., Class A	4.4
Monsanto Co.	4.3
Facebook, Inc., Class A	4.0
priceline.com, Inc.	4.0
Starwood Hotels & Resorts Worldwide, Inc.	3.8
Sherwin-Williams Co. (The)	3.3
Celgene Corp.	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds and other cash equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Marsico Growth Fund

Manager Discussion of Fund Performance (continued)

markets. CBS posted strong results as the network saw growth in its advertising segment and retransmission revenue gains.

Stock selection in the information technology and consumer staples sectors also aided performance. Facebook was another meaningful contributor to performance for the period. Strong advertising revenues in its mobile business benefited Facebook shares. Positions in Visa, Google and Green Mountain Coffee also benefited results. Green Mountain Coffee shares rose after the firm announced a partnership with Coca-Cola and revealed plans for a new cold beverage product.

The Fund had no exposure to utilities and telecommunication services, which were the weakest performing sectors of the benchmark, and had little exposure to consumer staples and energy, which lagged the overall return of the benchmark. These allocation decisions further aided results.

Materials, Industrials and Financials Detracted

Stock selection in the materials and industrials sectors detracted from performance. Aerospace company Boeing and power systems company Rolls-Royce Holdings each posted weak returns, and Boeing was sold from the portfolio. Agricultural materials firm Monsanto posted a positive return, but lagged the overall return of the benchmark. We continue to hold Monsanto as we believe the company's seeds, biotechnology traits and herbicides help improve agricultural productivity and reduce food costs. Stock selection in the financials sector also detracted from relative performance, and we reduced holdings in favor of investments in sectors in which we have higher conviction. Individual disappointments included athletic apparel company lululemon athletica and eBay. eBay reported softness in its international business, while lululemon athletica faced several challenges during the period, including quality control and the resignation of its CEO. Both stocks were sold.

In addition to cutting exposure to financial stocks, we reduced the Fund's allocations to the consumer discretionary and industrials sectors during the period, while increasing investments in the information technology, materials and consumer staples sectors.

Looking Ahead

We believe we are currently entering a period of low inflation and modest economic growth. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth may be positioned to outperform their peers. These are the characteristics we seek in holdings we select for the Fund. As of period-end, the Fund's largest sector allocations included consumer discretionary, information technology, health care and industrials.

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	98.2
Consumer Discretionary	28.4
Consumer Staples	3.7
Energy	4.5
Financials	2.9
Health Care	15.3
Industrials	10.1
Information Technology	23.7
Materials	9.6
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

The Fund is subject to stock market fluctuations The Fund can invest up to 25% of its assets in foreign securities. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, and other monetary and political risks. The Fund normally invests in a core portfolio of 35 – 50 stocks. By maintaining a relatively concentrated portfolio, the Fund may be subject to greater risks than a fund that is more fully diversified. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Marsico Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,202.60	1,019.10	6.42	5.89	1.17
Class B	1,000.00	1,000.00	1,198.30	1,015.36	10.52	9.65	1.92
Class C	1,000.00	1,000.00	1,198.50	1,015.36	10.52	9.65	1.92
Class I	1,000.00	1,000.00	1,205.60	1,021.49	3.79	3.48	0.69
Class R	1,000.00	1,000.00	1,201.40	1,017.85	7.79	7.14	1.42
Class R4	1,000.00	1,000.00	1,204.50	1,020.34	5.06	4.63	0.92
Class R5	1,000.00	1,000.00	1,205.40	1,021.09	4.23	3.88	0.77
Class W	1,000.00	1,000.00	1,203.20	1,019.25	6.26	5.74	1.14
Class Z	1,000.00	1,000.00	1,204.40	1,020.34	5.06	4.63	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
6

Columbia Marsico Growth Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%

Issuer	Shares	Value ($)
Consumer Discretionary 28.5%
Hotels, Restaurants & Leisure 8.2%
Panera Bread Co., Class A(a)	62,759	11,379,462
Starbucks Corp.	266,656	18,921,910
Starwood Hotels & Resorts Worldwide, Inc.	968,759	79,883,867
Wynn Resorts Ltd.	265,481	64,376,488
Total		174,561,727
Internet & Catalog Retail 5.2%
Amazon.com, Inc.(a)	74,778	27,077,114
priceline.com, Inc.(a)	62,166	83,851,987
Total		110,929,101
Media 10.8%
CBS Corp., Class B Non Voting	994,490	66,710,389
Comcast Corp., Class A	874,143	45,184,452
Liberty Global PLC, Class A(a)	371,396	32,144,324
Liberty Media Corp., Class A(a)	151,814	20,822,808
Walt Disney Co. (The)	801,582	64,775,841
Total		229,637,814
Specialty Retail 4.3%
Gap, Inc. (The)	549,053	24,021,069
Home Depot, Inc. (The)	272,037	22,315,195
TJX Companies, Inc. (The)	740,993	45,541,430
Total		91,877,694
Total Consumer Discretionary		607,006,336
Consumer Staples 3.8%
Food & Staples Retailing 1.5%
CVS Caremark Corp.	439,844	32,170,190
Food Products 2.3%
Green Mountain Coffee Roasters, Inc.	438,478	48,136,115
Total Consumer Staples		80,306,305
Energy 4.5%
Energy Equipment & Services 2.4%
Schlumberger Ltd.	550,866	51,230,538
Oil, Gas & Consumable Fuels 2.1%
Antero Resources Corp.(a)	360,778	21,769,344
Continental Resources, Inc.(a)	192,253	22,978,079
Total		44,747,423
Total Energy		95,977,961

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 2.9%
Diversified Financial Services 2.9%
Citigroup, Inc.	851,877	41,426,778
IntercontinentalExchange Group, Inc.	98,382	20,546,097
Total		61,972,875
Total Financials		61,972,875
Health Care 15.4%
Biotechnology 15.4%
Biogen Idec, Inc.(a)	357,550	121,810,134
Celgene Corp.(a)	417,744	67,152,348
Gilead Sciences, Inc.(a)	1,667,499	138,052,242
Total		327,014,724
Total Health Care		327,014,724
Industrials 10.2%
Aerospace & Defense 1.9%
General Dynamics Corp.	292,706	32,063,015
Rolls-Royce Holdings PLC	462,086	7,730,128
Total		39,793,143
Airlines 0.9%
United Continental Holdings, Inc.(a)	423,538	19,042,269
Commercial Services & Supplies 1.5%
Tyco International Ltd.	741,650	31,282,797
Road & Rail 5.9%
Canadian Pacific Railway Ltd.	415,432	65,222,824
Union Pacific Corp.	338,729	61,099,937
Total		126,322,761
Total Industrials		216,440,970
Information Technology 23.9%
Internet Software & Services 12.1%
Facebook, Inc., Class A(a)	1,242,644	85,071,408
Google, Inc., Class A(a)	104,019	126,450,697
LinkedIn Corp., Class A(a)	145,743	29,737,402
Yahoo!, Inc.(a)	433,239	16,753,352
Total		258,012,859
IT Services 5.0%
FleetCor Technologies, Inc.(a)	92,654	12,038,534
Visa, Inc., Class A	413,723	93,476,575
Total		105,515,109

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Marsico Growth Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.8%
ASML Holding NV	608,334	52,401,891
Texas Instruments, Inc.	1,086,990	48,871,070
Total		101,272,961
Software 2.0%
Salesforce.com, Inc.(a)	694,381	43,308,543
Total Information Technology		508,109,472
Materials 9.6%
Chemicals 9.6%
Ecolab, Inc.	410,825	44,266,394
Monsanto Co.	828,605	91,163,122
Sherwin-Williams Co. (The)	346,735	69,513,433
Total		204,942,949
Total Materials		204,942,949
Total Common Stocks (Cost: $1,408,952,512)		2,101,771,592

Money Market Funds 1.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	38,194,829	38,194,829
Total Money Market Funds (Cost: $38,194,829)		38,194,829
Total Investments (Cost: $1,447,147,341)		2,139,966,421
Other Assets & Liabilities, Net		(13,712,444)
Net Assets		2,126,253,977

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	40,312,087	1,112,181,698	(1,114,298,956)	38,194,829	48,573	38,194,829

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Marsico Growth Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Marsico Growth Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	607,006,336	—	—	607,006,336
Consumer Staples	80,306,305	—	—	80,306,305
Energy	95,977,961	—	—	95,977,961
Financials	61,972,875	—	—	61,972,875
Health Care	327,014,724	—	—	327,014,724
Industrials	208,710,842	7,730,128	—	216,440,970
Information Technology	508,109,472	—	—	508,109,472
Materials	204,942,949	—	—	204,942,949
Total Equity Securities	2,094,041,464	7,730,128	—	2,101,771,592
Mutual Funds
Money Market Funds	38,194,829	—	—	38,194,829
Total	2,132,236,293	7,730,128	—	2,139,966,421

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Marsico Growth Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,408,952,512)	$2,101,771,592
Affiliated issuers (identified cost $38,194,829)	38,194,829
Total investments (identified cost $1,447,147,341)	2,139,966,421
Receivable for:
Investments sold	2,008,582
Capital shares sold	1,207,155
Dividends	996,837
Prepaid expenses	2,636
Total assets	2,144,181,631
Liabilities
Payable for:
Investments purchased	13,991,698
Capital shares purchased	3,100,470
Investment management fees	37,188
Distribution and/or service fees	13,769
Transfer agent fees	470,237
Administration fees	3,125
Compensation of board members	206,935
Other expenses	104,232
Total liabilities	17,927,654
Net assets applicable to outstanding capital stock	$2,126,253,977
Represented by
Paid-in capital	$1,369,589,875
Excess of distributions over net investment income	(207,096)
Accumulated net realized gain	64,055,655
Unrealized appreciation (depreciation) on:
Investments	692,819,080
Foreign currency translations	(3,537)
Total — representing net assets applicable to outstanding capital stock	$2,126,253,977

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Marsico Growth Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$653,959,294
Shares outstanding	25,492,937
Net asset value per share	$25.65
Maximum offering price per share(a)	$27.21
Class B
Net assets	$10,639,072
Shares outstanding	472,884
Net asset value per share	$22.50
Class C
Net assets	$315,733,823
Shares outstanding	14,009,215
Net asset value per share	$22.54
Class I
Net assets	$3,597
Shares outstanding	137
Net asset value per share(b)	$26.31
Class R
Net assets	$22,272,649
Shares outstanding	883,817
Net asset value per share	$25.20
Class R4
Net assets	$26,343,029
Shares outstanding	988,027
Net asset value per share	$26.66
Class R5
Net assets	$2,773,926
Shares outstanding	104,053
Net asset value per share	$26.66
Class W
Net assets	$3,568
Shares outstanding	139
Net asset value per share(b)	$25.66
Class Z
Net assets	$1,094,525,019
Shares outstanding	41,691,030
Net asset value per share	$26.25

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Marsico Growth Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$20,802,806
Dividends — affiliated issuers	48,573
Interest	39
Foreign taxes withheld	(452,959)
Total income	20,398,459
Expenses:
Investment management fees	13,233,867
Distribution and/or service fees
Class A	1,535,948
Class B	143,375
Class C	2,941,305
Class R	103,894
Class W	9
Transfer agent fees
Class A	1,269,149
Class B	29,549
Class C	607,710
Class R	42,942
Class R4	45,761
Class R5	654
Class W	7
Class Z	2,279,703
Administration fees	1,110,866
Compensation of board members	75,789
Custodian fees	23,649
Printing and postage fees	160,302
Registration fees	76,924
Professional fees	47,022
Line of credit interest expense	2,648
Other	153,776
Total expenses	23,884,849
Expense reductions	(2,461)
Total net expenses	23,882,388
Net investment loss	(3,483,929)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	364,787,413
Foreign currency translations	(64,477)
Net realized gain	364,722,936
Net change in unrealized appreciation (depreciation) on:
Investments	226,197,065
Foreign currency translations	(3,537)
Net change in unrealized appreciation (depreciation)	226,193,528
Net realized and unrealized gain	590,916,464
Net increase in net assets resulting from operations	$587,432,535

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Marsico Growth Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income (loss)	$(3,483,929)	$7,125,170
Net realized gain	364,722,936	611,483,128
Net change in unrealized appreciation (depreciation)	226,193,528	(474,435,054)
Net increase in net assets resulting from operations	587,432,535	144,173,244
Distributions to shareholders
Net investment income
Class A	—	(1,780,654)
Class I	(1)	(30)
Class R	—	(4,564)
Class R4	(754)	(12)
Class R5	(152)	(13)
Class W	—	(10)
Class Z	(6,430)	(10,566,047)
Net realized gains
Class A	(117,357,888)	—
Class B	(2,688,621)	—
Class C	(61,094,202)	—
Class I	(715)	—
Class R	(4,038,218)	—
Class R4	(4,531,753)	—
Class R5	(347,600)	—
Class W	(713)	—
Class Z	(198,141,956)	—
Total distributions to shareholders	(388,209,003)	(12,351,330)
Increase (decrease) in net assets from capital stock activity	(219,144,107)	(1,201,164,689)
Total decrease in net assets	(19,920,575)	(1,069,342,775)
Net assets at beginning of year	2,146,174,552	3,215,517,327
Net assets at end of year	$2,126,253,977	$2,146,174,552
Excess of distributions over net investment income	$(207,096)	$(156,749)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Marsico Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	3,453,087	86,957,138	2,514,851	56,427,371
Distributions reinvested	4,104,050	97,441,772	67,517	1,489,735
Redemptions	(7,133,863)	(180,509,550)	(10,263,560)	(230,701,898)
Net increase (decrease)	423,274	3,889,360	(7,681,192)	(172,784,792)
Class B shares
Subscriptions	55,060	1,164,752	14,345	292,426
Distributions reinvested	69,420	1,454,522	—	—
Redemptions(b)	(526,550)	(11,897,152)	(482,875)	(9,839,116)
Net decrease	(402,070)	(9,277,878)	(468,530)	(9,546,690)
Class C shares
Subscriptions	1,880,870	40,551,362	529,146	10,734,279
Distributions reinvested	1,499,439	31,447,842	—	—
Redemptions	(2,316,415)	(52,440,802)	(3,968,353)	(80,319,452)
Net increase (decrease)	1,063,894	19,558,402	(3,439,207)	(69,585,173)
Class R shares
Subscriptions	186,467	4,656,438	225,764	4,962,159
Distributions reinvested	161,886	3,778,784	187	4,065
Redemptions	(300,721)	(7,516,597)	(354,540)	(7,840,576)
Net increase (decrease)	47,632	918,625	(128,589)	(2,874,352)
Class R4 shares
Subscriptions	1,036,213	26,303,276	2,686	65,383
Distributions reinvested	183,929	4,531,923	—	—
Redemptions	(234,801)	(6,170,621)	—	—
Net increase	985,341	24,664,578	2,686	65,383
Class R5 shares
Subscriptions	103,194	2,714,441	113	2,500
Distributions reinvested	14,086	347,163	—	—
Redemptions	(13,340)	(333,645)	—	—
Net increase	103,940	2,727,959	113	2,500
Class Z shares
Subscriptions	10,596,355	275,531,162	20,275,822	465,764,921
Distributions reinvested	6,750,386	163,830,515	346,104	7,778,747
Redemptions	(26,955,709)	(700,986,830)	(62,160,960)	(1,419,985,233)
Net decrease	(9,608,968)	(261,625,153)	(41,539,034)	(946,441,565)
Total net decrease	(7,386,957)	(219,144,107)	(53,253,753)	(1,201,164,689)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Marsico Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$23.69		$22.25		$21.19		$16.75		$11.30
Income from investment operations:
Net investment income (loss)	(0.05)		0.05		0.02		(0.01)		0.03
Net realized and unrealized gain	7.14		1.45		1.04		4.45		5.50
Total from investment operations	7.09		1.50		1.06		4.44		5.53
Less distributions to shareholders:
Net investment income	—		(0.06)		—		—		(0.08)
Net realized gains	(5.13)		—		—		—		—
Total distributions to shareholders	(5.13)		(0.06)		—		—		(0.08)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$25.65		$23.69		$22.25		$21.19		$16.75
Total return	32.56%		6.78%		5.00%		26.51%		49.09%
Ratios to average net assets(b)
Total gross expenses	1.18	%(c)	1.36%		1.33	%(c)	1.30	%(c)	1.28	%(c)
Total net expenses(d)	1.18	%(c)(e)	1.26	%(e)	1.28	%(c)(e)	1.30	%(c)(e)	1.28	%(c)(e)
Net investment income (loss)	(0.20%)		0.24%		0.08%		(0.05%)		0.23%
Supplemental data
Net assets, end of period (in thousands)	$653,959		$593,794		$728,788		$1,021,724		$1,569,860
Portfolio turnover	97%		90%		65%		67%		69%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$21.33		$20.13		$19.31		$15.38		$10.42
Income from investment operations:
Net investment loss	(0.21)		(0.10)		(0.13)		(0.13)		(0.07)
Net realized and unrealized gain	6.35		1.30		0.95		4.06		5.07
Total from investment operations	6.14		1.20		0.82		3.93		5.00
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.04)
Net realized gains	(4.97)		—		—		—		—
Total distributions to shareholders	(4.97)		—		—		—		(0.04)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$22.50		$21.33		$20.13		$19.31		$15.38
Total return	31.58%		5.96%		4.25%		25.55%		48.10%
Ratios to average net assets(b)
Total gross expenses	1.92	%(c)	2.10%		2.09	%(c)	2.05	%(c)	2.03	%(c)
Total net expenses(d)	1.92	%(c)(e)	2.01	%(e)	2.03	%(c)(e)	2.05	%(c)(e)	2.03	%(c)(e)
Net investment loss	(0.93%)		(0.52%)		(0.68%)		(0.78%)		(0.52%)
Supplemental data
Net assets, end of period (in thousands)	$10,639		$18,659		$27,041		$41,675		$47,847
Portfolio turnover	97%		90%		65%		67%		69%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$21.35		$20.15		$19.34		$15.40		$10.44
Income from investment operations:
Net investment loss	(0.22)		(0.10)		(0.13)		(0.13)		(0.07)
Net realized and unrealized gain	6.38		1.30		0.94		4.07		5.07
Total from investment operations	6.16		1.20		0.81		3.94		5.00
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.04)
Net realized gains	(4.97)		—		—		—		—
Total distributions to shareholders	(4.97)		—		—		—		(0.04)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$22.54		$21.35		$20.15		$19.34		$15.40
Total return	31.64%		5.96%		4.19%		25.58%		48.00%
Ratios to average net assets(b)
Total gross expenses	1.93	%(c)	2.10%		2.09	%(c)	2.05	%(c)	2.03	%(c)
Total net expenses(d)	1.93	%(c)(e)	2.01	%(e)	2.03	%(c)(e)	2.05	%(c)(e)	2.03	%(c)(e)
Net investment loss	(0.95%)		(0.51%)		(0.67%)		(0.78%)		(0.52%)
Supplemental data
Net assets, end of period (in thousands)	$315,734		$276,437		$330,213		$390,384		$399,082
Portfolio turnover	97%		90%		65%		67%		69%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended February 28,
Class I	2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$24.17		$22.77	$21.55		$18.29
Income from investment operations:
Net investment income	0.07		0.15	0.13		0.01
Net realized and unrealized gain	7.31		1.47	1.09		3.29
Total from investment operations	7.38		1.62	1.22		3.30
Less distributions to shareholders:
Net investment income	(0.01)		(0.22)	—		(0.04)
Net realized gains	(5.23)		—	—		—
Total distributions to shareholders	(5.24)		(0.22)	—		(0.04)
Net asset value, end of period	$26.31		$24.17	$22.77		$21.55
Total return	33.18%		7.20%	5.66%		18.05%
Ratios to average net assets(b)
Total gross expenses	0.70	%(c)	0.87%	0.89	%(c)	0.88	%(c)(d)
Total net expenses(e)	0.70	%(c)	0.87%	0.88	%(c)(f)	0.88	%(c)(d)(f)
Net investment income	0.28%		0.65%	0.64%		0.06	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4		$3	$3		$11,201
Portfolio turnover	97%		90%	65%		67%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$23.36		$21.94		$20.94		$16.60		$11.20
Income from investment operations:
Net investment income (loss)	(0.11)		(0.00	)(a)	(0.03)		(0.05)		(0.00	)(a)
Net realized and unrealized gain	7.02		1.43		1.03		4.39		5.45
Total from investment operations	6.91		1.43		1.00		4.34		5.45
Less distributions to shareholders:
Net investment income	—		(0.01)		—		—		(0.05)
Net realized gains	(5.07)		—		—		—		—
Total distributions to shareholders	(5.07)		(0.01)		—		—		(0.05)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$25.20		$23.36		$21.94		$20.94		$16.60
Total return	32.24%		6.50%		4.78%		26.14%		48.79%
Ratios to average net assets(b)
Total gross expenses	1.43	%(c)	1.61%		1.58	%(c)	1.55	%(c)	1.53	%(c)
Total net expenses(d)	1.43	%(c)(e)	1.51	%(e)	1.53	%(c)(e)	1.55	%(c)(e)	1.53	%(c)(e)
Net investment income (loss)	(0.45%)		(0.00	)(a)	(0.16%)		(0.27%)		(0.02%)
Supplemental data
Net assets, end of period (in thousands)	$22,273		$19,530		$21,166		$20,548		$14,848
Portfolio turnover	97%		90%		65%		67%		69%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$24.44		$22.14
Income from investment operations:
Net investment income	0.02		0.08
Net realized and unrealized gain	7.38		2.32
Total from investment operations	7.40		2.40
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.10)
Net realized gains	(5.18)		—
Total distributions to shareholders	(5.18)		(0.10)
Net asset value, end of period	$26.66		$24.44
Total return	32.88%		10.89%
Ratios to average net assets(c)
Total gross expenses	0.93	%(d)	1.01	%(e)
Total net expenses(f)	0.93	%(d)(g)	1.00	%(e)
Net investment income	0.07%		1.11	%(e)
Supplemental data
Net assets, end of period (in thousands)	$26,343		$66
Portfolio turnover	97%		90%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$24.43		$22.14
Income from investment operations:
Net investment income	0.05		0.09
Net realized and unrealized gain	7.40		2.32
Total from investment operations	7.45		2.41
Less distributions to shareholders:
Net investment income	(0.01)		(0.12)
Net realized gains	(5.21)		—
Total distributions to shareholders	(5.22)		(0.12)
Net asset value, end of period	$26.66		$24.43
Total return	33.12%		10.92%
Ratios to average net assets(b)
Total gross expenses	0.77	%(c)	0.89	%(d)
Total net expenses(e)	0.77	%(c)	0.89	%(d)
Net investment income	0.18%		1.22	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,774		$3
Portfolio turnover	97%		90%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended February 28,
Class W	2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$23.69		$22.26	$21.20		$17.98
Income from investment operations:
Net investment income (loss)	(0.04)		0.06	0.02		0.01
Net realized and unrealized gain	7.14		1.44	1.04		3.21
Total from investment operations	7.10		1.50	1.06		3.22
Less distributions to shareholders:
Net investment income	—		(0.07)	—		—
Net realized gains	(5.13)		—	—		—
Total distributions to shareholders	(5.13)		(0.07)	—		—
Net asset value, end of period	$25.66		$23.69	$22.26		$21.20
Total return	32.63%		6.76%	5.00%		17.91%
Ratios to average net assets(b)
Total gross expenses	1.15	%(c)	1.35%	1.29	%(c)	1.28	%(c)(d)
Total net expenses(e)	1.15	%(c)(f)	1.26%	1.26	%(c)(f)	1.28	%(c)(d)(f)
Net investment income (loss)	(0.17%)		0.25%	0.11%		0.17	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4		$3	$3		$3
Portfolio turnover	97%		90%	65%		67%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$24.13		$22.71		$21.57		$17.02		$11.47
Income from investment operations:
Net investment income	0.02		0.10		0.07		0.04		0.07
Net realized and unrealized gain	7.28		1.48		1.07		4.52		5.60
Total from investment operations	7.30		1.58		1.14		4.56		5.67
Less distributions to shareholders:
Net investment income	(0.00	)(a)	(0.16)		—		(0.01)		(0.12)
Net realized gains	(5.18)		—		—		—		—
Total distributions to shareholders	(5.18)		(0.16)		—		(0.01)		(0.12)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$26.25		$24.13		$22.71		$21.57		$17.02
Total return	32.89%		7.02%		5.29%		26.81%		49.55%
Ratios to average net assets(b)
Total gross expenses	0.92	%(c)	1.10%		1.08	%(c)	1.05	%(c)	1.03	%(c)
Total net expenses(d)	0.92	%(c)(e)	1.02	%(e)	1.03	%(c)(e)	1.05	%(c)(e)	1.03	%(c)(e)
Net investment income	0.07%		0.43%		0.34%		0.24%		0.48%
Supplemental data
Net assets, end of period (in thousands)	$1,094,525		$1,237,679		$2,108,304		$2,063,751		$1,676,013
Portfolio turnover	97%		90%		65%		67%		69%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Marsico Growth Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Marsico Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations,

Annual Report 2014
25

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2014

foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The

Annual Report 2014
26

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2014

amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.64% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $6,233.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

Annual Report 2014
27

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2014

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class R	0.21
Class R4	0.21
Class R5	0.05
Class W	0.21
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $2,461.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $230,076 for Class A, $7,693 for Class B and $6,665 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014	Prior to July 1, 2013
Class A	1.24%	1.25%
Class B	1.99	2.00
Class C	1.99	2.00
Class I	0.84	0.87
Class R	1.49	1.50
Class R4	0.99	1.00
Class R5	0.89	0.92
Class W	1.24	1.25
Class Z	0.99	1.00

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges

Annual Report 2014
28

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2014

and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,440,919
Accumulated net realized gain	(3,440,919)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$97,664,446	$12,351,330
Long-term capital gains	290,544,557	—
Total	$388,209,003	$12,351,330

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$64,123,037
Unrealized appreciation	692,751,698

At February 28, 2014, the cost of investments for federal income tax purposes was $1,447,214,723 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$695,506,761
Unrealized depreciation	(2,755,063)
Net unrealized appreciation	$692,751,698

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,962,882,599 and $2,579,344,831, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, three unaffiliated shareholder accounts owned an aggregate of 62.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a
Annual Report 2014
29

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2014

commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended February 28, 2014, the average daily loan balance outstanding on days when borrowing existed was $13,316,667 at a weighted average interest rate of 1.19%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the

Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
30

Columbia Marsico Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
31

Columbia Marsico Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	21.24%
Dividends Received Deduction	18.29%
Capital Gain Dividend	$274,523,496

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014
32

Columbia Marsico Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
33

Columbia Marsico Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
34

Columbia Marsico Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
35

Columbia Marsico Growth Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2014
36

Columbia Marsico Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
37

Columbia Marsico Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

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Columbia Marsico Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Marsico Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN188_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Multi-Advisor International Equity Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	9
Portfolio of Investments	10
Statement of Assets and Liabilities	19
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	47
Federal Income Tax Information	48
Trustees and Officers	49
Important Information About This Report	57

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Performance Overview

Performance Summary

>  Columbia Multi-Advisor International Equity Fund (the Fund) Class A shares returned 15.47% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 19.28% for the same time period.

>  The Fund's underlying investment segments all delivered solid performance. However, exposure to emerging markets accounted for the Fund's shortfall relative to its benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	06/03/92
Excluding sales charges		15.47	15.41	5.14
Including sales charges		8.86	14.06	4.52
Class B	06/07/93
Excluding sales charges		14.68	14.54	4.37
Including sales charges		9.68	14.31	4.37
Class C	06/17/92
Excluding sales charges		14.58	14.57	4.36
Including sales charges		13.58	14.57	4.36
Class I*	09/27/10	15.98	15.89	5.50
Class K*	03/07/11	15.66	15.61	5.31
Class R*	01/23/06	15.24	15.14	4.89
Class R4*	11/08/12	15.73	15.72	5.41
Class R5*	11/08/12	15.91	15.76	5.43
Class W*	09/27/10	15.47	15.44	5.17
Class Y*	03/07/11	15.97	15.86	5.48
Class Z	12/02/91	15.75	15.72	5.41
MSCI EAFE Index (Net)		19.28	17.60	6.66

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 15.47% excluding sales charges. The Fund's benchmark, the MSCI EAFE Index (Net), returned 19.28% for the same time period. In a year of generally strong performance from markets in the developed world, the Fund's four underlying equity portfolios delivered solid results. Investments in emerging markets, however, which are not included in the benchmark, detracted from performance relative to the benchmark. The Fund's currency strategy also accounted for a modest loss over the period.

Improving Environment Aided Global Stock Markets

Stabilizing economic growth and accommodative central bank policy aided stocks in developed markets around the world over the 12-month period that ended February 28, 2014. In Europe, growth turned modestly positive, aided by rising new orders, higher manufacturing output and a pickup in exports, especially in Spain and Italy. Austerity programs showed signs of success, as some areas besieged in the recent debt crisis, such as Spain and Greece, delivered decent equity returns as the period ended. Although uncertainties and challenges linger, the risk of a eurozone breakup appeared to subside, while the threat of military conflict in Syria and the Ukraine remain ongoing worries. Emerging markets lagged developed markets, beset by political instability and fears over the impact of the Federal Reserve's (the Fed's) exit from its multi-year bond-buying program, which has provided liquidity and support to markets across the globe. However, the Fed took no action until early 2014 and many emerging market returns turned positive in the final month of the period.

Solid Performance from Fund Equity Segments

The Fund is managed to take advantage of opportunities across different regions, investment styles and market segments. Threadneedle International Limited, an affiliate of Columbia Management, focuses on European equities, while the investment team from Columbia Management manages four individual sub-portfolios. One focuses on emerging markets, a second on Japan and a third on the Pacific/Asia region, excluding Japan. A fourth portfolio seeks incremental return from a strategy that buys and sells the currencies of major developed economies.

During the period, all four of the Fund's equity segments — Europe, Japan, Pacific Asia ex Japan and emerging markets — delivered solid results. The Fund's exposure to Europe was especially favorable. Stock picking generally accounted for the Europe segment's strong performance. However, the Fund's position in emerging markets detracted from overall relative results. Emerging markets were weak to negative during the period, and the benchmark does not include an emerging markets component. The Fund's currency strategy contributed a modest loss during the period as world currency markets were volatile in reaction to potential Fed policy changes.

The Fund uses equity index futures to equitize cash in its portfolio and currency contracts for its incremental currency alpha overlay strategy. The impact of equity index futures on performance was minimal during the period. The currency hedging policy detracted as the currency exposures resulting from our active country positions would have outperformed the benchmark currency basket had we not hedged them. They performed as expected, however, which was to eliminate the active currency positions that resulted from our country/stock selection process, which to us simply represents uncompensated risk.

Portfolio Management

Colin Moore, AIIMR

Fred Copper, CFA

Daniel Ison

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At this time, our outlook for global stock markets remains fairly positive for 2014. Despite the logical assumption that some amount of give-back is in order after a period as strong as the last 12 months, history has shown that returns tend to be positive in the year that follows a strong up year. Despite the Fed's moves to reduce its bond purchases, monetary conditions continue to be supportive around the world. Further, even though valuations are no longer a tailwind, we currently believe they are not yet at levels that would pose an obstacle. The odds of a short-term pullback following such strong performance must be noted, but generally, we believe the environment for global equity markets remains favorable at this time.

Top Ten Holdings (%) (at February 28, 2014)
Roche Holding AG, Genusschein Shares (Switzerland)	2.2
Bayer AG, Registered Shares (Germany)	1.8
UBS AG, Registered Shares (Switzerland)	1.6
Vodafone Group PLC (United Kingdom)	1.6
Airbus Group NV (France)	1.5
BNP Paribas SA (France)	1.5
BASF SE (Germany)	1.5
ING Groep NV-CVA (Netherlands)	1.5
Allianz SE, Registered Shares (Germany)	1.4
Legrand SA (France)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance (continued)

Country Breakdown (%) (at February 28, 2014)
Australia	3.0
Belgium	1.8
Brazil	0.3
Chile	0.0	(a)
China	4.1
Denmark	1.6
Finland	0.3
France	13.4
Germany	10.7
Hong Kong	1.8
India	1.7
Indonesia	0.6
Ireland	0.9
Italy	1.2
Japan	14.0
Malaysia	0.3
Malta	0.0	(a)
Mexico	0.3
Netherlands	5.3
Norway	0.8
Panama	0.0	(a)
Peru	0.1
Philippines	1.0
Poland	0.0	(a)
Russian Federation	0.4
Singapore	0.5
South Africa	0.2
South Korea	2.6
Spain	2.6
Sweden	2.1
Switzerland	5.6
Taiwan	2.0
Thailand	0.9
Turkey	0.1
United Kingdom	17.4
United States(b)	2.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2014)
Aerospace & Defense	2.0
Air Freight & Logistics	0.1
Airlines	1.6
Auto Components	2.5
Automobiles	4.7
Beverages	1.8
Biotechnology	0.1
Capital Markets	2.0
Chemicals	2.6
Commercial Banks	13.4
Commercial Services & Supplies	0.2
Computers & Peripherals	0.2
Construction & Engineering	0.5
Construction Materials	0.2
Containers & Packaging	0.3
Diversified Consumer Services	0.1
Diversified Financial Services	2.5
Diversified Telecommunication Services	4.4
Electric Utilities	0.3
Electrical Equipment	1.9
Electronic Equipment, Instruments & Components	1.4
Food & Staples Retailing	1.0
Food Products	0.2
Gas Utilities	0.4
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	2.0
Health Care Technology	0.2
Household Durables	1.2
Household Products	0.1
Industrial Conglomerates	0.5
Insurance	6.2
Internet & Catalog Retail	0.3
Internet Software & Services	1.3
IT Services	2.7
Leisure Equipment & Products	0.2
Life Sciences Tools & Services	0.3
Machinery	3.2
Media	4.1

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2014) (continued)
Metals & Mining	0.9
Multiline Retail	0.2
Oil, Gas & Consumable Fuels	1.4
Personal Products	0.8
Pharmaceuticals	6.1
Professional Services	1.1
Real Estate Investment Trusts (REITs)	0.1
Real Estate Management & Development	1.0
Road & Rail	0.3
Semiconductors & Semiconductor Equipment	2.8
Software	1.5
Specialty Retail	1.0
Textiles, Apparel & Luxury Goods	1.4
Tobacco	0.4
Trading Companies & Distributors	4.7
Transportation Infrastructure	0.9
Water Utilities	0.3
Wireless Telecommunication Services	3.1
Money Market Funds	1.6
Total	98.4

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,155.70	1,017.90	7.58	7.09	1.41
Class B	1,000.00	1,000.00	1,152.10	1,014.16	11.59	10.85	2.16
Class C	1,000.00	1,000.00	1,151.10	1,014.16	11.58	10.85	2.16
Class I	1,000.00	1,000.00	1,157.90	1,020.14	5.16	4.84	0.96
Class K	1,000.00	1,000.00	1,157.50	1,018.75	6.67	6.24	1.24
Class R	1,000.00	1,000.00	1,154.30	1,016.65	8.92	8.35	1.66
Class R4	1,000.00	1,000.00	1,157.30	1,019.00	6.40	5.99	1.19
Class R5	1,000.00	1,000.00	1,157.20	1,019.80	5.54	5.19	1.03
Class W	1,000.00	1,000.00	1,155.70	1,017.95	7.52	7.04	1.40
Class Y	1,000.00	1,000.00	1,157.80	1,020.24	5.06	4.73	0.94
Class Z	1,000.00	1,000.00	1,156.60	1,019.15	6.24	5.84	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%

Issuer	Shares	Value ($)
Australia 2.9%
Amcor Ltd.	216,950	1,961,161
Australia and New Zealand Banking Group Ltd.	149,980	4,311,988
BHP Billiton Ltd.	63,206	2,167,877
Commonwealth Bank of Australia	44,397	2,965,302
National Australia Bank Ltd.	66,121	2,056,294
Suncorp Group Ltd.	75,052	816,072
Telstra Corp., Ltd.	687,972	3,103,608
Wesfarmers Ltd.	64,134	2,462,699
Westpac Banking Corp.	71,287	2,139,464
Total		21,984,465
Belgium 1.8%
Anheuser-Busch InBev NV	84,639	8,873,029
KBC Groep NV	75,083	4,765,234
Total		13,638,263
Brazil 0.3%
AmBev SA, ADR	86,945	626,004
BRF SA	11,300	206,843
Hypermarcas SA	42,500	263,365
M. Dias Branco SA	3,300	115,266
Mills Estruturas e Servicos de Engenharia SA	32,500	356,221
Ultrapar Participacoes SA	24,100	536,013
Valid Solucoes SA	7,800	98,134
Total		2,201,846
Chile —%
SACI Falabella	29,809	247,956
China 4.0%
58.Com, Inc., ADR(a)	6,402	302,751
Anhui Conch Cement Co., Ltd., Class H	367,500	1,345,694
Autohome, Inc., ADR(a)	1,889	77,827
Baidu, Inc., ADR(a)	6,359	1,086,944
China Merchants Bank Co., Ltd., Class H	427,000	751,950
China Milk Products Group Ltd.(a)(b)(c)	7,426,000	234,323
China Mobile Ltd., ADR	15,746	748,722
China Overseas Land & Investment Ltd.	112,000	301,850
China Pacific Insurance Group Co., Ltd., Class H	65,800	226,783
China Petroleum & Chemical Corp., Class H	303,600	268,749

Common Stocks (continued)

Issuer	Shares	Value ($)
China Vanke Co., Ltd., Class B	747,470	1,109,429
Chongqing Changan Automobile Co., Ltd. Class B	39,574	79,032
CIMC Enric Holdings Ltd.	650,000	1,002,317
CNOOC Ltd.	686,000	1,123,060
CSPC Pharmaceutical Group Ltd.	1,708,000	1,543,728
ENN Energy Holdings Ltd.	88,000	623,845
GCL-Poly Energy Holdings Ltd.(a)	1,387,000	523,452
Guangdong Investment Ltd.	2,424,000	2,540,149
Industrial & Commercial Bank of China Ltd., Class H	2,875,000	1,728,374
Li Ning Co., Ltd.(a)	345,500	266,359
Luthai Textile Co., Ltd., Class B	853,630	1,176,170
New Oriental Education & Technology Group, Inc., ADR	25,241	702,709
Ping An Insurance Group Co. of China Ltd., Class H	52,000	423,890
Semiconductor Manufacturing International Corp.(a)	1,881,000	162,695
SINA Corp.(a)	2,287	156,271
Sino Biopharmaceutical Ltd.	1,488,000	1,388,195
Sinopec Engineering Group Co. Ltd., Class H	753,500	942,513
Tencent Holdings Ltd.	52,300	4,199,482
Vipshop Holdings Ltd., ADS(a)	6,969	915,169
Wasion Group Holdings Ltd.	1,432,000	844,451
WuXi PharmaTech (Cayman), Inc. ADR(a)	55,110	2,119,531
Zhuzhou CSR Times Electric Co., Ltd., Class H	481,500	1,530,939
Total		30,447,353
Denmark 1.6%
Novo Nordisk A/S, Class B	200,561	9,559,710
Pandora A/S	37,508	2,541,927
Total		12,101,637
Finland 0.3%
KONE OYJ, Class B	62,706	2,554,182
France 13.2%
Airbus Group NV	148,326	10,930,771
AtoS	70,720	6,876,965
BNP Paribas SA	132,126	10,843,932
Essilor International SA	35,827	3,741,540
Groupe Eurotunnel SA	424,922	5,106,243
Iliad SA	28,748	7,011,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
L'Oreal SA	34,211	5,796,434
Legrand SA	157,900	9,792,468
Numericable Group(a)	64,922	2,697,317
Publicis Groupe SA	85,897	8,157,180
Renault SA	94,922	9,461,017
Societe Generale SA	78,481	5,240,336
Thales SA	67,033	4,450,485
Vivendi SA	330,717	9,456,165
Total		99,562,463
Germany 10.5%
Allianz SE, Registered Shares	56,811	10,170,587
BASF SE	92,805	10,686,000
Bayer AG, Registered Shares	94,292	13,392,567
Bayerische Motoren Werke AG	83,595	9,715,519
Brenntag AG	48,644	9,047,564
Continental AG	32,864	7,999,622
Fresenius Medical Care AG & Co. KGaA	67,402	4,661,984
ProSiebenSat.1 Media AG, Registered Shares	171,940	8,199,711
SAP AG	69,058	5,578,172
Total		79,451,726
Hong Kong 1.8%
AIA Group Ltd.	351,000	1,719,740
Cheung Kong Holdings Ltd.	87,000	1,366,111
Galaxy Entertainment Group Ltd.(a)	299,000	3,011,533
Hutchison Whampoa Ltd.	226,000	3,052,861
Kerry Logistics Network Ltd.(a)	510,000	835,920
Sands China Ltd.	432,800	3,634,308
Total		13,620,473
India 1.7%
Eicher Motors Ltd.	6,003	497,858
HCL Technologies Ltd.	104,026	2,644,472
HDFC Bank Ltd., ADR	34,229	1,149,752
ICICI Bank Ltd., ADR	10,934	390,125
ITC Ltd.	166,089	879,487
Just Dial Ltd.(a)	15,485	359,314
Lupin Ltd.	82,562	1,326,137
Motherson Sumi Systems Ltd.	644,460	2,414,636
Tata Motors Ltd.	353,188	2,396,406
Tech Mahindra Ltd.	12,600	380,203
Total		12,438,390

Common Stocks (continued)

Issuer	Shares	Value ($)
Indonesia 0.6%
PT Bank Negara Indonesia Persero Tbk	641,100	252,253
PT Bank Rakyat Indonesia Persero Tbk	2,669,500	2,140,977
PT Bank Tabungan Pensiunan Nasional Tbk(a)	551,400	201,010
PT Matahari Department Store Tbk(a)	934,000	1,129,654
PT Nippon Indosari Corpindo Tbk	2,087,500	207,241
PT Sumber Alfaria Trijaya Tbk	4,906,000	188,481
Total		4,119,616
Ireland 0.9%
Bank of Ireland(a)	12,903,686	6,928,464
Italy 1.2%
Intesa Sanpaolo SpA	2,805,287	8,696,823
Japan 13.8%
Alps Electric Co., Ltd.(a)	100,000	1,294,929
Aoyama Trading Co., Ltd.	74,300	1,832,598
Astellas Pharma, Inc.	44,200	2,873,035
Central Japan Railway Co.	20,200	2,357,585
Daiichikosho Co., Ltd.	102,300	3,079,791
Denso Corp.	62,200	3,337,109
Enplas Corp.	23,600	1,548,681
Fuji Heavy Industries Ltd.	132,600	3,599,372
Glory Ltd.	76,800	2,010,326
Hikari Tsushin, Inc.	12,100	1,049,191
Hino Motors Ltd.	216,400	3,211,463
Hoshizaki Electric Co., Ltd.	60,500	2,258,207
Hulic REIT, Inc.(a)	766	1,040,200
Iriso Electronics Co., Ltd.	22,600	1,138,807
IT Holdings Corp.	125,100	2,161,319
ITOCHU Corp.	364,000	4,536,135
Japan Tobacco, Inc.	67,900	2,162,597
Kakaku.com, Inc.	50,600	844,991
Kanamoto Co., Ltd.	79,600	2,265,696
KDDI Corp.	58,900	3,602,068
Lawson, Inc.	14,700	1,022,118
M3, Inc.	532	1,772,884
Mazda Motor Corp.(a)	170,000	821,102
Mitsubishi UFJ Financial Group, Inc.	966,800	5,602,272
Mitsui & Co., Ltd.	195,800	3,018,410
MS&AD Insurance Group Holdings, Inc.	129,000	3,065,205

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
NAC Co., Ltd.	83,400	1,341,398
Nakanishi, Inc.	4,800	780,426
Namura Shipbuilding Co., Ltd.	158,100	1,626,420
Nidec Corp.	24,400	3,000,423
Nihon M&A Center, Inc.	800	64,541
Olympus Corp.(a)	38,800	1,348,101
Omron Corp.	60,000	2,530,612
ORIX Corp.	72,580	1,076,405
Otsuka Corp.	8,700	1,118,482
PeptiDream, Inc.(a)	7,500	742,030
Pigeon Corp.	23,200	1,046,818
Raito Kogyo Co., Ltd.	304,900	2,501,152
Rakuten, Inc.	101,700	1,462,011
Resorttrust, Inc.	55,700	928,544
San-A Co., Ltd.	58,700	1,658,752
Shinmaywa Industries Ltd.	156,000	1,355,890
SoftBank Corp.	41,100	3,114,695
Sumitomo Mitsui Financial Group, Inc.	115,500	5,185,725
Sun Frontier Fudousan Co., Ltd.	82,400	1,030,886
T&D Holdings, Inc.	73,400	902,584
Temp Holdings Co., Ltd.	33,700	996,475
Tokyo Gas Co., Ltd.	423,000	2,124,955
Tokyo Tatemono Co., Ltd.	143,000	1,167,993
Toyota Motor Corp.	92,500	5,323,664
Total		103,935,073
Malaysia 0.3%
Tenaga Nasional Bhd	612,500	2,244,540
Malta —%
BGP Holdings PLC(a)(b)(c)	2,232,232	3
Mexico 0.3%
Alfa SAB de CV, Class A	266,600	642,739
Cemex SAB de CV, ADR(a)	36,032	471,299
Grupo Financiero Banorte SAB de CV, Class O	129,300	837,087
Total		1,951,125
Netherlands 5.2%
Aegon NV	818,790	7,378,920
ASML Holding NV	83,274	7,247,164
Gemalto NV	53,273	5,992,918

Common Stocks (continued)

Issuer	Shares	Value ($)
ING Groep NV-CVA(a)	730,268	10,654,446
Reed Elsevier NV	361,473	7,923,188
Total		39,196,636
Norway 0.8%
DNB ASA	325,986	5,914,674
Panama —%
Copa Holdings SA, Class A	1,047	141,827
Peru 0.1%
Credicorp Ltd.	5,238	680,416
Philippines 1.0%
GT Capital Holdings, Inc.	154,500	2,770,206
Metropolitan Bank & Trust Co.	1,019,258	1,876,284
Robinsons Retail Holdings, Inc.(a)	843,620	1,263,493
Universal Robina Corp.	79,070	248,574
Vista Land & Lifescapes, Inc.	9,068,400	1,098,654
Total		7,257,211
Poland —%
Eurocash SA	18,248	240,659
Russian Federation 0.4%
Lukoil OAO, ADR	10,813	587,578
Magnit OJSC, GDR(d)	8,425	471,800
Mail.ru Group Ltd., GDR(d)	16,208	687,219
Mobile Telesystems OJSC, ADR	14,502	249,725
NovaTek OAO	55,490	633,544
Sberbank of Russia(c)	122,557	310,290
Yandex NV, Class A(a)	4,932	184,950
Total		3,125,106
Singapore 0.5%
DBS Group Holdings Ltd.	205,000	2,674,254
Wing Tai Holdings Ltd.	920,000	1,344,045
Total		4,018,299
South Africa 0.2%
AVI Ltd.	66,485	316,303
Clicks Group Ltd.	37,718	196,922
Naspers Ltd., Class N	7,157	863,220
Total		1,376,445

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
South Korea 2.5%
Hotel Shilla Co., Ltd.	28,071	2,195,354
Hyundai Motor Co.	15,103	3,469,934
Kia Motors Corp.	6,780	352,264
LG Uplus Corp.	33,970	332,937
NAVER Corp.	2,663	2,036,008
Posco ICT Co., Ltd.	15,593	109,375
Samchuly Bicycle Co., Ltd.	7,823	131,810
Samsung Electronics Co., Ltd.	5,505	6,973,752
Samsung SDI Co., Ltd.	2,549	358,034
SK Telecom Co., Ltd.	13,943	2,837,200
Suprema, Inc.(a)	14,322	355,481
Total		19,152,149
Spain 2.6%
Amadeus IT Holding SA, Class A	142,691	6,276,017
Banco Popular Espanol SA	499,589	3,602,381
Bankinter SA	587,521	4,762,741
Inditex SA	34,499	4,966,660
Total		19,607,799
Sweden 2.1%
Investment AB Kinnevik, Class B	109,163	4,237,703
Nordea Bank AB	484,834	6,945,483
SKF AB B Shares	164,174	4,396,478
Total		15,579,664
Switzerland 5.5%
Adecco SA, Registered Shares	82,067	7,086,968
Cie Financiere Richemont SA, Class A, Registered Shares	64,990	6,473,137
Roche Holding AG, Genusschein Shares	51,823	15,991,771
UBS AG, Registered Shares	559,624	12,006,941
Total		41,558,817
Taiwan 2.0%
Airtac International Group	34,730	356,015
Cathay Financial Holding Co., Ltd.	284,000	421,416
Delta Electronics, Inc.	227,000	1,269,615
Eclat Textile Co., Ltd.	16,000	204,590
Gigabyte Technology Co., Ltd.	1,118,000	1,664,031
Hermes Microvision, Inc.	39,000	1,457,973
Himax Technologies, Inc., ADR	13,505	186,504
MediaTek, Inc.	142,000	2,093,330

Common Stocks (continued)

Issuer	Shares	Value ($)
Merida Industry Co., Ltd.	230,000	1,547,647
Merry Electronics Co., Ltd.	59,000	328,351
St. Shine Optical Co., Ltd.	60,000	1,675,551
Taiwan Semiconductor Manufacturing Co., Ltd.	132,049	476,341
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	106,833	1,930,472
Tong Hsing Electronic Industries Ltd.	269,000	1,417,925
Total		15,029,761
Thailand 0.8%
Advanced Information Service PCL, Foreign Registered Shares	212,700	1,379,095
Bangkok Expressway PCL, Foreign Registered Shares	1,441,400	1,460,507
Kasikornbank PCL, Foreign Registered Shares	252,300	1,341,234
PTT Global Chemical PCL, Foreign Registered Shares	831,852	1,916,604
Robinson Department Store PCL, Foreign Registered Shares	186,800	272,641
Total		6,370,081
Turkey 0.1%
Arcelik AS	73,477	393,938
United Kingdom 17.1%
Ashtead Group PLC	387,023	5,677,266
BG Group PLC	412,257	7,514,410
BT Group PLC	1,186,838	8,144,450
Diageo PLC	124,086	3,903,304
easyJet PLC	252,888	7,287,985
GKN PLC	712,367	4,839,575
HSBC Holdings PLC, ADR	14,426	761,549
IMI PLC	200,288	5,114,735
Intercontinental Hotels Group PLC	152,983	4,974,974
International Consolidated Airlines Group SA(a)	609,046	4,456,870
Johnson Matthey PLC	122,973	6,717,259
Legal & General Group PLC	2,079,845	8,372,667
Lloyds Banking Group PLC(a)	4,109,093	5,678,795
Lonmin PLC(a)	25,890	130,669
Persimmon PLC	353,687	8,564,180
Prudential PLC	317,614	7,206,715
Rio Tinto PLC	83,623	4,806,563
Schroders PLC	66,290	3,011,592

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Smith & Nephew PLC	223,901	3,567,494
St. James's Place PLC	436,977	6,402,727
Travis Perkins PLC	163,978	5,368,225
Vodafone Group PLC	2,733,330	11,396,978
Wolseley PLC	92,570	5,388,258
Total		129,287,240
United States 0.7%
Cognizant Technology Solutions Corp., Class A(a)	4,647	483,567
Verizon Communications, Inc.	104,180	4,940,215
Total		5,423,782
Total Common Stocks (Cost: $550,005,474)		730,478,902

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(e)(f)	12,324,034	12,324,034
Total Money Market Funds (Cost: $12,324,034)		12,324,034
Total Investments (Cost: $562,329,508)		742,802,936
Other Assets & Liabilities, Net		12,062,540
Net Assets		754,865,476

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 28, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	03/27/14	25,763,000 EUR	35,005,048 USD	—	(555,029)
Barclays Capital	03/27/14	18,695,553,000 KRW	17,253,187 USD	—	(189,521)
Barclays Capital	03/27/14	291,615,000 PHP	6,425,361 USD	—	(101,241)
Barclays Capital	03/27/14	213,353,000 THB	6,423,586 USD	—	(107,531)
Barclays Capital	03/27/14	573,762,000 TWD	18,943,402 USD	4,674	—
Barclays Capital	03/27/14	32,165,228 USD	36,759,000 AUD	584,251	—
Barclays Capital	03/27/14	1,437,814 USD	3,467,000 BRL	31,055	—
Barclays Capital	03/27/14	23,267,265 USD	20,958,000 CHF	566,546	—
Barclays Capital	03/27/14	25,462,280 USD	15,446,000 GBP	398,220	—
Barclays Capital	03/27/14	1,453,556 USD	17,482,639,000 IDR	51,805	—
Barclays Capital	03/27/14	4,018,558 USD	14,049,000 ILS	7,891	—
Barclays Capital	03/27/14	16,713,604 USD	1,715,384,000 JPY	143,926	—
Barclays Capital	03/27/14	3,180,042 USD	3,910,000 NZD	92,407	—
Barclays Capital	03/27/14	7,817,325 USD	50,909,000 SEK	119,602	—
Barclays Capital	03/27/14	8,056,002 USD	10,271,000 SGD	46,441	—
Total				2,046,818	(953,322)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Futures Contracts Outstanding at February 28, 2014

At February 28, 2014, cash totaling $623,760 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EMINI MSCI EAFE INDEX	113	USD	10,900,545	03/2014	592,514	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2014 was $234,326, representing 0.03% of net assets. Information concerning such security holdings at February 28, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC	02/04/09 – 05/14/09	—
China Milk Products Group Ltd.	09/11/06 – 07/02/09	4,479,619

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2014, the value of these securities amounted to $544,616, which represents 0.07% of net assets.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the value of these securities amounted to $1,159,019 or 0.15% of net assets.

(e)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	24,514,286	639,692,778	(651,883,030)	12,324,034	23,336	12,324,034

Abbreviation Legend

ADR  American Depositary Receipt

ADS  American Depositary Share

GDR  Global Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

ILS  Israeli Shekel

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Currency Legend (continued)

JPY  Japanese Yen

KRW  Korean Won

NZD  New Zealand Dollar

PHP  Philippine Peso

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	1,865,835	131,815,237	—	133,681,072
Consumer Staples	1,211,479	30,938,708	234,323	32,384,510
Energy	1,123,591	9,539,762	—	10,663,353
Financials	3,818,929	186,240,303	3	190,059,235
Health Care	2,119,530	64,365,151	—	66,484,681
Industrials	1,238,921	126,881,550	—	128,120,471
Information Technology	4,409,285	70,622,210	—	75,031,495
Materials	471,299	29,731,828	—	30,203,127
Telecommunication Services	998,447	55,319,022	—	56,317,469
Utilities	—	7,533,489	—	7,533,489
Total Equity Securities	17,257,316	712,987,260	234,326	730,478,902
Mutual Funds
Money Market Funds	12,324,034	—	—	12,324,034
Total Mutual Funds	12,324,034	—	—	12,324,034
Investments in Securities	29,581,350	712,987,260	234,326	742,802,936
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	2,046,818	—	2,046,818
Futures Contracts	592,514	—	—	592,514
Liabilities
Forward Foreign Currency Exchange Contracts	—	(953,322)	—	(953,322)
Total	30,173,864	714,080,756	234,326	744,488,946

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $550,005,474)	$730,478,902
Affiliated issuers (identified cost $12,324,034)	12,324,034
Total investments (identified cost $562,329,508)	742,802,936
Foreign currency (identified cost $2,354,810)	2,354,720
Margin deposits	623,760
Unrealized appreciation on forward foreign currency exchange contracts	2,046,818
Receivable for:
Investments sold	13,018,787
Capital shares sold	415,720
Dividends	3,883,337
Reclaims	2,072,492
Variation margin	20,340
Prepaid expenses	1,552
Trustees' deferred compensation plan	98,964
Total assets	767,339,426
Liabilities
Disbursements in excess of cash	578,608
Unrealized depreciation on forward foreign currency exchange contracts	953,322
Payable for:
Investments purchased	9,762,515
Capital shares purchased	640,346
Investment management fees	15,884
Distribution and/or service fees	3,758
Transfer agent fees	92,951
Administration fees	1,606
Plan administration fees	22
Compensation of board members	159,502
Other expenses	166,472
Trustees' deferred compensation plan	98,964
Total liabilities	12,473,950
Net assets applicable to outstanding capital stock	$754,865,476

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Represented by
Paid-in capital	$1,427,687,829
Excess of distributions over net investment income	(11,596,514)
Accumulated net realized loss	(843,411,551)
Unrealized appreciation (depreciation) on:
Investments	180,473,428
Foreign currency translations	26,274
Forward foreign currency exchange contracts	1,093,496
Futures contracts	592,514
Total — representing net assets applicable to outstanding capital stock	$754,865,476
Class A
Net assets	$316,823,394
Shares outstanding	22,823,168
Net asset value per share	$13.88
Maximum offering price per share(a)	$14.73
Class B
Net assets	$4,260,323
Shares outstanding	340,936
Net asset value per share	$12.50
Class C
Net assets	$12,561,892
Shares outstanding	1,017,764
Net asset value per share	$12.34
Class I
Net assets	$18,815
Shares outstanding	1,330
Net asset value per share	$14.15
Class K
Net assets	$111,149
Shares outstanding	7,879
Net asset value per share	$14.11
Class R
Net assets	$1,632,259
Shares outstanding	117,964
Net asset value per share	$13.84
Class R4
Net assets	$6,600
Shares outstanding	465
Net asset value per share(b)	$14.20

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class R5
Net assets	$14,318
Shares outstanding	1,008
Net asset value per share(b)	$14.21
Class W
Net assets	$166,485,912
Shares outstanding	11,991,876
Net asset value per share	$13.88
Class Y
Net assets	$15,701,384
Shares outstanding	1,108,530
Net asset value per share	$14.16
Class Z
Net assets	$237,249,430
Shares outstanding	16,808,910
Net asset value per share	$14.11

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$25,945,908
Dividends — affiliated issuers	23,336
Interest	1,713
Foreign taxes withheld	(2,645,518)
Total income	23,325,439
Expenses:
Investment management fees	6,937,792
Distribution and/or service fees
Class A	772,378
Class B	52,583
Class C	124,358
Class R	8,936
Class W	707,844
Transfer agent fees
Class A	695,497
Class B	11,891
Class C	27,994
Class K	63
Class R	4,015
Class R4	9
Class R5	2
Class W	634,541
Class Z	592,722
Administration fees	700,784
Plan administration fees
Class K	313
Compensation of board members	50,202
Custodian fees	279,124
Printing and postage fees	189,656
Registration fees	80,683
Professional fees	117,881
Line of credit interest expense	151
Other	107,162
Total expenses	12,096,581
Expense reductions	(28,863)
Total net expenses	12,067,718
Net investment income	11,257,721
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	150,851,895
Foreign currency translations	(1,740,444)
Forward foreign currency exchange contracts	(24,938,890)
Futures contracts	932,385
Net realized gain	125,104,946
Net change in unrealized appreciation (depreciation) on:
Investments	(19,252,184)
Foreign currency translations	124,956
Forward foreign currency exchange contracts	5,373,299
Futures contracts	616,902
Net change in unrealized appreciation (depreciation)	(13,137,027)
Net realized and unrealized gain	111,967,919
Net increase in net assets resulting from operations	$123,225,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$11,257,721	$19,732,163
Net realized gain	125,104,946	51,486,181
Net change in unrealized appreciation (depreciation)	(13,137,027)	(26,672,600)
Net increase in net assets resulting from operations	123,225,640	44,545,744
Distributions to shareholders
Net investment income
Class A	—	(10,520,289)
Class B	—	(158,488)
Class C	—	(288,442)
Class I	—	(865,193)
Class K	—	(4,228)
Class R	—	(51,789)
Class R4	—	(63)
Class R5	—	(66)
Class W	—	(7,739,183)
Class Y	—	(582,398)
Class Z	—	(15,239,279)
Total distributions to shareholders	—	(35,449,418)
Increase (decrease) in net assets from capital stock activity	(313,880,792)	(867,104,937)
Total decrease in net assets	(190,655,152)	(858,008,611)
Net assets at beginning of year	945,520,628	1,803,529,239
Net assets at end of year	$754,865,476	$945,520,628
Excess of distributions over net investment income	$(11,596,514)	$(15,866,186)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	646,077	8,234,862	933,505	10,410,498
Distributions reinvested	—	—	844,169	9,680,587
Redemptions	(3,875,355)	(49,195,352)	(6,272,359)	(71,262,677)
Net decrease	(3,229,278)	(40,960,490)	(4,494,685)	(51,171,592)
Class B shares
Subscriptions	6,253	75,199	9,795	103,220
Distributions reinvested	—	—	14,419	153,043
Redemptions(b)	(267,444)	(3,061,752)	(544,662)	(5,422,078)
Net decrease	(261,191)	(2,986,553)	(520,448)	(5,165,815)
Class C shares
Subscriptions	57,315	653,865	76,374	777,986
Distributions reinvested	—	—	23,574	248,324
Redemptions	(211,168)	(2,392,940)	(373,898)	(3,818,948)
Net decrease	(153,853)	(1,739,075)	(273,950)	(2,792,638)
Class I shares
Subscriptions	614,977	7,738,494	627,455	7,357,646
Distributions reinvested	—	—	74,414	864,547
Redemptions	(2,598,019)	(32,648,086)	(5,317,888)	(62,865,286)
Net decrease	(1,983,042)	(24,909,592)	(4,616,019)	(54,643,093)
Class K shares
Distributions reinvested	—	—	340	3,942
Redemptions	(2,116)	(27,822)	(1,721)	(20,487)
Net decrease	(2,116)	(27,822)	(1,381)	(16,545)
Class R shares
Subscriptions	24,953	317,832	31,951	364,188
Distributions reinvested	—	—	4,361	50,297
Redemptions	(46,260)	(610,494)	(60,128)	(675,540)
Net decrease	(21,307)	(292,662)	(23,816)	(261,055)
Class R4 shares
Subscriptions	250	3,400	215	2,500
Net increase	250	3,400	215	2,500
Class R5 shares
Subscriptions	793	10,824	215	2,500
Net increase	793	10,824	215	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	8,591,377	109,329,950	8,691,812	99,042,100
Distributions reinvested	—	—	674,478	7,738,983
Redemptions	(19,068,106)	(248,569,885)	(6,833,955)	(76,787,419)
Net increase (decrease)	(10,476,729)	(139,239,935)	2,532,335	29,993,664
Class Y shares
Subscriptions	—	—	196,703	2,220,001
Redemptions	(119,142)	(1,500,000)	(43,554)	(512,026)
Net increase (decrease)	(119,142)	(1,500,000)	153,149	1,707,975
Class Z shares
Subscriptions	375,335	4,867,671	2,335,364	26,575,742
Distributions reinvested	—	—	341,514	3,855,315
Redemptions	(8,328,636)	(107,106,558)	(70,124,076)	(815,191,895)
Net decrease	(7,953,301)	(102,238,887)	(67,447,198)	(784,760,838)
Total net decrease	(24,198,916)	(313,880,792)	(74,691,583)	(867,104,937)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.02		$11.68		$12.46		$10.68		$7.44
Income from investment operations:
Net investment income	0.15		0.17		0.14		0.14		0.13
Net realized and unrealized gain (loss)	1.71		0.56		(0.94)		1.85		3.51
Total from investment operations	1.86		0.73		(0.80)		1.99		3.64
Less distributions to shareholders:
Net investment income	—		(0.39)		—		(0.21)		(0.43)
Total distributions to shareholders	—		(0.39)		—		(0.21)		(0.43)
Proceeds from regulatory settlements	—		—		0.02		0.00	(a)	0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$13.88		$12.02		$11.68		$12.46		$10.68
Total return	15.47%		6.41%		(6.26	%)(b)	18.80%		49.61%
Ratios to average net assets(c)
Total gross expenses	1.42	%(d)	1.39	%(d)	1.36%		1.33	%(d)	1.26	%(d)
Total net expenses(e)	1.42	%(d)(f)	1.38	%(d)(f)	1.32	%(f)	1.33	%(d)(f)	1.26	%(d)(f)
Net investment income	1.20%		1.46%		1.20%		1.27%		1.26%
Supplemental data
Net assets, end of period (in thousands)	$316,823		$313,239		$356,708		$24,668		$24,243
Portfolio turnover	125%		100%		112%		92%		127%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.90		$10.55		$11.34		$9.75		$6.82
Income from investment operations:
Net investment income	0.06		0.09		0.06		0.07		0.06
Net realized and unrealized gain (loss)	1.54		0.49		(0.87)		1.66		3.20
Total from investment operations	1.60		0.58		(0.81)		1.73		3.26
Less distributions to shareholders:
Net investment income	—		(0.23)		—		(0.14)		(0.36)
Total distributions to shareholders	—		(0.23)		—		(0.14)		(0.36)
Proceeds from regulatory settlements	—		—		0.02		0.00	(a)	0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.50		$10.90		$10.55		$11.34		$9.75
Total return	14.68%		5.59%		(6.97	%)(b)	17.88%		48.47%
Ratios to average net assets(c)
Total gross expenses	2.17	%(d)	2.13	%(d)	2.11%		2.08	%(d)	2.01	%(d)
Total net expenses(e)	2.17	%(d)(f)	2.12	%(d)(f)	2.06	%(f)	2.08	%(d)(f)	2.01	%(d)(f)
Net investment income	0.52%		0.91%		0.62%		0.70%		0.60%
Supplemental data
Net assets, end of period (in thousands)	$4,260		$6,566		$11,838		$784		$1,190
Portfolio turnover	125%		100%		112%		92%		127%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.20%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.77		$10.42		$11.20		$9.63		$6.73
Income from investment operations:
Net investment income	0.05		0.07		0.05		0.07		0.05
Net realized and unrealized gain (loss)	1.52		0.51		(0.85)		1.64		3.18
Total from investment operations	1.57		0.58		(0.80)		1.71		3.23
Less distributions to shareholders:
Net investment income	—		(0.23)		—		(0.14)		(0.36)
Total distributions to shareholders	—		(0.23)		—		(0.14)		(0.36)
Proceeds from regulatory settlements	—		—		0.02		0.00	(a)	0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.34		$10.77		$10.42		$11.20		$9.63
Total return	14.58%		5.64%		(6.96	%)(b)	17.89%		48.67%
Ratios to average net assets(c)
Total gross expenses	2.17	%(d)	2.14	%(d)	2.10%		2.08	%(d)	2.01	%(d)
Total net expenses(e)	2.17	%(d)(f)	2.13	%(d)(f)	2.07	%(f)	2.08	%(d)(f)	2.01	%(d)(f)
Net investment income	0.45%		0.72%		0.48%		0.72%		0.55%
Supplemental data
Net assets, end of period (in thousands)	$12,562		$12,619		$15,058		$1,272		$1,728
Portfolio turnover	125%		100%		112%		92%		127%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class I	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$12.20		$11.89		$12.62		$11.64
Income from investment operations:
Net investment income	0.30		0.22		0.22		0.02
Net realized and unrealized gain (loss)	1.65		0.58		(0.97)		1.21
Total from investment operations	1.95		0.80		(0.75)		1.23
Less distributions to shareholders:
Net investment income	—		(0.49)		—		(0.25)
Total distributions to shareholders	—		(0.49)		—		(0.25)
Proceeds from regulatory settlements	—		—		0.02		0.00	(b)
Net asset value, end of period	$14.15		$12.20		$11.89		$12.62
Total return	15.98%		6.96%		(5.78	%)(c)	10.69%
Ratios to average net assets(d)
Total gross expenses	0.93	%(e)	0.93	%(e)	0.84%		0.95	%(e)(f)
Total net expenses(g)	0.93	%(e)	0.93	%(e)	0.84%		0.95	%(e)(f)(h)
Net investment income	2.38%		1.90%		1.87%		0.32	%(f)
Supplemental data
Net assets, end of period (in thousands)	$19		$24,204		$78,467		$47,056
Portfolio turnover	125%		100%		112%		92%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,
Class K	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$12.20		$11.85		$12.54
Income from investment operations:
Net investment income	0.17		0.18		0.15
Net realized and unrealized gain (loss)	1.74		0.58		(0.86)
Total from investment operations	1.91		0.76		(0.71)
Less distributions to shareholders:
Net investment income	—		(0.41)		—
Total distributions to shareholders	—		(0.41)		—
Proceeds from regulatory settlements	—		—		0.02
Net asset value, end of period	$14.11		$12.20		$11.85
Total return	15.66%		6.64%		(5.50	%)(b)
Ratios to average net assets(c)
Total gross expenses	1.24	%(d)	1.24	%(d)	1.21	%(e)
Total net expenses(f)	1.24	%(d)	1.24	%(d)	1.21	%(e)
Net investment income	1.32%		1.61%		1.33	%(e)
Supplemental data
Net assets, end of period (in thousands)	$111		$122		$135
Portfolio turnover	125%		100%		112%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.01		$11.64		$12.45		$10.68		$7.44
Income from investment operations:
Net investment income	0.11		0.14		0.11		0.13		0.09
Net realized and unrealized gain (loss)	1.72		0.57		(0.94)		1.83		3.53
Total from investment operations	1.83		0.71		(0.83)		1.96		3.62
Less distributions to shareholders:
Net investment income	—		(0.34)		—		(0.19)		(0.41)
Total distributions to shareholders	—		(0.34)		—		(0.19)		(0.41)
Proceeds from regulatory settlements	—		—		0.02		0.00	(a)	0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$13.84		$12.01		$11.64		$12.45		$10.68
Total return	15.24%		6.20%		(6.51	%)(b)	18.47%		49.28%
Ratios to average net assets(c)
Total gross expenses	1.67	%(d)	1.64	%(d)	1.62%		1.58	%(d)	1.51	%(d)
Total net expenses(e)	1.67	%(d)(f)	1.63	%(d)(f)	1.57	%(f)	1.58	%(d)(f)	1.51	%(d)(f)
Net investment income	0.87%		1.22%		0.98%		1.13%		0.86%
Supplemental data
Net assets, end of period (in thousands)	$1,632		$1,673		$1,899		$287		$289
Portfolio turnover	125%		100%		112%		92%		127%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$12.27		$11.62
Income from investment operations:
Net investment income	0.18		0.02
Net realized and unrealized gain	1.75		0.92
Total from investment operations	1.93		0.94
Less distributions to shareholders:
Net investment income	—		(0.29)
Total distributions to shareholders	—		(0.29)
Net asset value, end of period	$14.20		$12.27
Total return	15.73%		8.17%
Ratios to average net assets(b)
Total gross expenses	1.19	%(c)	1.25	%(d)
Total net expenses(e)	1.19	%(c)(f)	1.25	%(d)
Net investment income	1.35%		0.55	%(d)
Supplemental data
Net assets, end of period (in thousands)	$7		$3
Portfolio turnover	125%		100%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$12.26		$11.62
Income from investment operations:
Net investment income	0.32		0.03
Net realized and unrealized gain	1.63		0.92
Total from investment operations	1.95		0.95
Less distributions to shareholders:
Net investment income	—		(0.31)
Total distributions to shareholders	—		(0.31)
Net asset value, end of period	$14.21		$12.26
Total return	15.91%		8.20%
Ratios to average net assets(b)
Total gross expenses	1.04	%(c)	1.05	%(d)
Total net expenses(e)	1.04	%(c)	1.05	%(d)
Net investment income	2.45%		0.75	%(d)
Supplemental data
Net assets, end of period (in thousands)	$14		$3
Portfolio turnover	125%		100%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$12.02		$11.68		$12.46		$11.48
Income from investment operations:
Net investment income	0.13		0.16		0.12		0.02
Net realized and unrealized gain (loss)	1.73		0.57		(0.92)		1.17
Total from investment operations	1.86		0.73		(0.80)		1.19
Less distributions to shareholders:
Net investment income	—		(0.39)		—		(0.21)
Total distributions to shareholders	—		(0.39)		—		(0.21)
Proceeds from regulatory settlements	—		—		0.02		0.00	(b)
Net asset value, end of period	$13.88		$12.02		$11.68		$12.46
Total return	15.47%		6.40%		(6.26	%)(c)	10.52%
Ratios to average net assets(d)
Total gross expenses	1.41	%(e)	1.40	%(e)	1.38%		1.30	%(e)(f)
Total net expenses(g)	1.41	%(e)(h)	1.39	%(e)(h)	1.33	%(h)	1.30	%(e)(f)(h)
Net investment income	1.05%		1.42%		1.06%		0.33	%(f)
Supplemental data
Net assets, end of period (in thousands)	$166,486		$270,144		$232,777		$3
Portfolio turnover	125%		100%		112%		92%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,
Class Y	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$12.21		$11.89		$12.55
Income from investment operations:
Net investment income	0.22		0.21		0.18
Net realized and unrealized gain (loss)	1.73		0.59		(0.86)
Total from investment operations	1.95		0.80		(0.68)
Less distributions to shareholders:
Net investment income	—		(0.48)		—
Total distributions to shareholders	—		(0.48)		—
Proceeds from regulatory settlements	—		—		0.02
Net asset value, end of period	$14.16		$12.21		$11.89
Total return	15.97%		6.98%		(5.26	%)(b)
Ratios to average net assets(c)
Total gross expenses	0.94	%(d)	0.95	%(d)	0.88	%(e)
Total net expenses(f)	0.94	%(d)	0.95	%(d)	0.88	%(e)
Net investment income	1.67%		1.79%		1.64	%(e)
Supplemental data
Net assets, end of period (in thousands)	$15,701		$14,990		$12,780
Portfolio turnover	125%		100%		112%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended February 28,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.19		$11.86		$12.62		$10.81		$7.52
Income from investment operations:
Net investment income	0.19		0.23		0.18		0.18		0.17
Net realized and unrealized gain (loss)	1.73		0.54		(0.96)		1.87		3.55
Total from investment operations	1.92		0.77		(0.78)		2.05		3.72
Less distributions to shareholders:
Net investment income	—		(0.44)		—		(0.24)		(0.46)
Total distributions to shareholders	—		(0.44)		—		(0.24)		(0.46)
Proceeds from regulatory settlements	—		—		0.02		0.00	(a)	0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$14.11		$12.19		$11.86		$12.62		$10.81
Total return	15.75%		6.72%		(6.02	%)(b)	19.08%		50.09%
Ratios to average net assets(c)
Total gross expenses	1.17	%(d)	1.13	%(d)	1.11%		1.08	%(d)	1.01	%(d)
Total net expenses(e)	1.17	%(d)(f)	1.12	%(d)(f)	1.08	%(f)	1.08	%(d)(f)	1.01	%(d)(f)
Net investment income	1.50%		2.00%		1.53%		1.58%		1.59%
Supplemental data
Net assets, end of period (in thousands)	$237,249		$301,958		$1,093,867		$1,177,541		$1,375,538
Portfolio turnover	125%		100%		112%		92%		127%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Multi-Advisor International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits.

Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	2,046,818	—	2,046,818	953,322	—	—	1,093,496
Total	2,046,818	—	2,046,818	953,322	—	—	1,093,496
			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	953,322	—	953,322	953,322	—	—	—
Total	953,322	—	953,322	953,322	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the

Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

The following table is a summary of the fair value of derivative instruments at February 28, 2014.

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	592,514 *
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,046,818
Total		2,639,332
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	953,322

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	932,385	932,385
Foreign exchange risk	(24,938,890)	—	(24,938,890)
Total	(24,938,890)	932,385	(24,006,505)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	616,902	616,902
Foreign exchange risk	5,373,299	—	5,373,299
Total	5,373,299	616,902	5,990,201

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2014:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	654
Futures contracts	1,500

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) shares the responsibility for the day-to-day portfolio management of the Fund with the Investment Manager. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.77% of the Fund's average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, to subadvise a portion of the Fund's assets. The Investment Manager compensates Threadneedle to manage the investment of a portion of the Fund's assets. Prior to May 20, 2013, Marsico Capital Management, LLC (Marsico) was also a subadviser to the Fund pursuant to a Subadvisory Agreement between the Investment Manager and Marsico. Threadneedle and Marsico each subadvised a portion of the Fund's assets. New investments in the Fund, net of any redemptions, were allocated in accordance with the Investment Manager's determination, subject to the oversight of the Board, of the allocation that was in the best interests of the shareholders.

Threadneedle's and Marsico's proportionate share of investments in the Fund varied due to market fluctuations. Prior to May 20, 2013, the Investment Manager also compensated Marsico for its services as subadviser. Marsico is not currently a subadviser to the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $3,536.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares are not subject to transfer agent fees.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.22
Class R4	0.23
Class R5	0.05
Class W	0.22
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $28,863.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $83,756 for Class A, $1,914 for Class B and $234 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	July 1, 2013 through June 30, 2014	Prior to July 1, 2013
Class A	1.44%	1.50%
Class B	2.19	2.25
Class C	2.19	2.25
Class I	1.01	1.05
Class K	1.31	1.35
Class R	1.69	1.75
Class R4	1.19	1.25
Class R5	1.06	1.10
Class W	1.44	1.50
Class Y	1.01	1.05
Class Z	1.19	1.25

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, passive foreign investment company (PFIC) holdings, late-year ordinary losses, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(6,988,049)
Accumulated net realized loss	28,780,913
Paid-in capital	(21,792,864)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014	2013
Ordinary income	$—	$35,449,418

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$169,535,521

At February 28, 2014, the cost of investments for federal income tax purposes was $573,267,415 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$178,639,087
Unrealized depreciation	(9,103,566)
Net unrealized appreciation	$169,535,521

The following capital loss carryforward, determined at February 28, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$281,271,418
2018	552,155,697
Total	$833,427,115

For the year ended February 28, 2014, capital loss carryforwards of $6,897,207 were permanently lost and $136,400,604 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2014, the Fund will elect to treat late-year ordinary losses of $8,600,677 as arising on March 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,089,738,402 and $1,416,395,170, respectively, for the year ended February 28, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, one unaffiliated shareholder account owned 23.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 26.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended February 28, 2014, the average daily loan balance outstanding on days when borrowing existed was $4,700,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2014

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Multi-Advisor International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Equity Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Foreign Taxes Paid	$1,888,275
Foreign Source Income	$25,863,917

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

Annual Report 2014

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Annual Report 2014

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Annual Report 2014

Columbia Multi-Advisor International Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Multi-Advisor International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN201_02_D01_(04/14)

Annual Report

February 28, 2014

Columbia Overseas Value Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Overseas Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Overseas Value Fund

Performance Overview

Performance Summary

>  Columbia Overseas Value Fund (the Fund) Class A shares returned 22.10% excluding sales charges for the 12-month period that ended February 28, 2014.

>  The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 21.15% for the same time period.

>  Stock selection helped the Fund outperform its benchmark. A position in U.S. stocks, which are not included in the benchmark, and strong stock selection in the consumer discretionary and health care sectors also aided relative results.

Average Annual Total Returns (%) (for period ended February 28, 2014)

	Inception	1 Year	5 Years	Life
Class A*	02/28/13
Excluding sales charges		22.10	18.24	1.17
Including sales charges		15.04	16.86	0.16
Class B*	02/28/13
Excluding sales charges		21.13	17.35	0.40
Including sales charges		16.13	17.14	0.25
Class C*	02/28/13
Excluding sales charges		21.13	17.35	0.40
Including sales charges		20.13	17.35	0.40
Class I*	03/31/11	22.55	18.90	1.74
Class K*	02/28/13	22.25	18.22	1.15
Class W*	03/31/11	21.97	18.62	1.52
Class Z	03/31/08	22.19	18.80	1.67
MSCI EAFE Value Index (Net)		21.15	17.86	1.79

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Overseas Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2008 – February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Overseas Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2014, the Fund's Class A shares returned 22.10% excluding sales charges. The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 21.15% for the same time period. A position in U.S. stocks, which are not included in the benchmark, aided relative results, as did stock selection in pharmaceuticals within health care and automotive stocks within the consumer discretionary sector.

Broad Rally in Global Stock Markets

Stocks celebrated a year of strong performance, as international equities posted solid returns for the 12-month period that ended February 28, 2014. Stabilizing economic growth, accommodating global bank policy and undemanding valuations triggered a boom in stock markets around the world. However, emerging markets did not participate in the rally. Fears of reduced capital flow, as the Federal Reserve winds down its stimulus, and developing unrest in Eastern Europe weighed on returns in emerging markets. Yet, most emerging markets turned positive in the final month of the period.

Top-performing international markets were clustered in Europe, with Ireland, Greece and Spain showing good results. Japan was a strong performer, helped by Prime Minister Abe's efforts to jumpstart a meaningful economic recovery after years of stagnation.

Contributors and Detractors

Stock selection helped the Fund edge out its benchmark for the period, and out-of-benchmark positions were the strongest performers. Within biotechnology in the health care sector, Jazz Pharmaceuticals, a maker of cancer drugs and pain medications domiciled in Ireland, was a top contributor to performance. Recordati SpA, a pharmaceutical company based in Milan, Italy, also generated a strong return for the Fund.

The Fund's concentration in auto stocks also proved beneficial to relative performance, as the world played catch-up in purchasing cars and trucks. Kongsberg Automotive, a Norwegian company that makes parts and small trucks, and Fuji Heavy Industries, a Japanese manufacturer of autos and trucks, rose strongly. Fuji was a big beneficiary of government policy.

Utilities stocks generally detracted from performance. Although utilities typically behave as a defensive group in an up market, utilities outperformed as stocks rallied and the Fund's lack of exposure to some of the sector's best performers detracted from results. An out-of-benchmark position in Energy Development, a geothermal power supplier in the Philippines, further weighed on returns as the company experienced a delay in bringing new power-generating utilities online.

The Fund uses currency contracts as part of its overall investment strategy, primarily to hedge benchmark relative currency risk. On occasion, some active currency positions may also be taken through the use of currency contracts. The currency hedging policy detracted from Fund results during the period as the currency exposures resulting from our active country positions would have outperformed the benchmark currency basket had we not hedged them. They performed as expected, however, which was to eliminate the active currency positions that resulted from our country/stock selection process, which to us simply represents uncompensated risk.

Portfolio Management

Fred Copper, CFA

Daisuke Nomoto, CMA (SAAJ)*

*Effective August 2013, Mr. Nomoto was named a Portfolio Manager of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
Royal Dutch Shell PLC, Class B (United Kingdom)	3.8
HSBC Holdings PLC (United Kingdom)	3.3
iShares MSCI EAFE ETF (United States)	3.0
Allianz SE, Registered Shares (Germany)	2.2
BNP Paribas SA (France)	2.2
GlaxoSmithKline PLC (United Kingdom)	2.1
Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
AXA SA (France)	1.9
Total SA (France)	1.7
Australia and New Zealand Banking Group Ltd. (Australia)	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Overseas Value Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At this time, we maintain a positive outlook for international stock markets in 2014. In our opinion, the global economy is stabilizing at present, even though growth remains modest. Against that backdrop, we believe we have currently positioned the Fund to respond to cyclical recovery in Europe and to ongoing monetary stimulus. Longer term, we remain concerned about the high level of debt in developed markets and the potential for slowing growth, which we believe is likely to result in greater volatility and pressure on equity returns around the world.

Country Breakdown (%) (at February 28, 2014)
Australia	4.6
Belgium	1.2
Canada	0.5
Denmark	0.6
France	9.1
Germany	9.4
Hong Kong	1.0
Ireland	4.0
Italy	2.1
Japan	19.6
Netherlands	4.2
Norway	1.5
Singapore	1.5
South Korea	2.2
Spain	2.4
Sweden	2.7
Switzerland	5.6
Taiwan	0.5
United Kingdom	19.4
United States(a)	7.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at February 28, 2014)
Aerospace & Defense	1.2
Auto Components	3.9
Automobiles	1.9
Beverages	0.4
Biotechnology	3.0
Capital Markets	1.7
Chemicals	1.4
Commercial Banks	18.4
Commercial Services & Supplies	0.4
Communications Equipment	0.5
Construction & Engineering	0.1
Containers & Packaging	1.3
Diversified Financial Services	5.5

Annual Report 2014
5

Columbia Overseas Value Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2014) (continued)
Diversified Telecommunication Services	0.9
Electric Utilities	1.2
Electronic Equipment, Instruments & Components	0.7
Energy Equipment & Services	0.3
Food & Staples Retailing	2.0
Food Products	0.4
Gas Utilities	0.3
Health Care Equipment & Supplies	0.4
Household Durables	1.8
Industrial Conglomerates	2.6
Insurance	9.9
Internet & Catalog Retail	1.5
IT Services	2.1
Machinery	4.3
Media	2.1
Metals & Mining	2.8
Oil, Gas & Consumable Fuels	9.2
Pharmaceuticals	6.1
Professional Services	1.1
Real Estate Management & Development	1.0
Road & Rail	0.9
Semiconductors & Semiconductor Equipment	0.2
Specialty Retail	0.2
Textiles, Apparel & Luxury Goods	1.3
Tobacco	0.6
Trading Companies & Distributors	1.7
Wireless Telecommunication Services	3.8
Money Market Funds	0.3
Total	99.4

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2014
6

Columbia Overseas Value Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. The use of derivatives introduces risks possibly greater than the risks associated with investing directly in the investments underlying the derivatives. A relatively small price movement in an underlying security may result in a substantial gain or loss. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
7

Columbia Overseas Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,183.90	1,017.90	7.68	7.09	1.41
Class B	1,000.00	1,000.00	1,178.90	1,014.16	11.73	10.85	2.16
Class C	1,000.00	1,000.00	1,178.90	1,014.16	11.73	10.85	2.16
Class I	1,000.00	1,000.00	1,186.30	1,020.14	5.23	4.84	0.96
Class K	1,000.00	1,000.00	1,185.30	1,018.65	6.86	6.34	1.26
Class W	1,000.00	1,000.00	1,184.10	1,017.90	7.68	7.09	1.41
Class Z	1,000.00	1,000.00	1,184.30	1,019.15	6.32	5.84	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
8

Columbia Overseas Value Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 96.1%

Issuer	Shares	Value ($)
Australia 4.6%
Australia and New Zealand Banking Group Ltd.	381,031	10,954,802
Commonwealth Bank of Australia	36,543	2,440,729
Macmahon Holdings Ltd.(a)	4,210,001	452,956
National Australia Bank Ltd.	348,852	10,848,932
Westpac Banking Corp.	151,168	4,536,852
Total		29,234,271
Belgium 1.2%
Barco NV	59,369	4,700,483
Delhaize Group SA	40,255	2,895,439
Total		7,595,922
Canada 0.5%
Cott Corp.	338,796	2,757,799
Eastern Platinum Ltd.(a)	5,642,611	458,625
Total		3,216,424
Denmark 0.6%
Pandora A/S	56,206	3,809,096
France 9.1%
AXA SA	465,780	12,176,835
BNP Paribas SA	165,420	13,576,459
CNP Assurances	355,478	7,664,209
Metropole Television SA	105,401	2,451,423
Sanofi	103,007	10,710,465
Total SA	169,350	10,993,444
Total		57,572,835
Germany 9.3%
Allianz SE, Registered Shares	76,051	13,615,027
Aurelius AG	71,666	2,830,613
Aurubis AG	94,278	5,248,222
BASF SE	45,645	5,255,778
Continental AG	29,236	7,116,509
Daimler AG, Registered Shares	46,142	4,300,337
Deutz AG(a)	213,817	2,331,835
Duerr AG	54,619	4,571,687
Freenet AG	248,060	8,387,022
Siemens AG, Registered Shares	43,017	5,745,259
Total		59,402,289

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 1.0%
Hongkong Land Holdings Ltd.	415,000	2,606,118
K Wah International Holdings Ltd.	4,574,000	3,551,128
Total		6,157,246
Ireland 4.0%
DCC PLC	93,052	4,928,597
Dragon Oil PLC	746,861	7,572,727
Jazz Pharmaceuticals PLC(a)	32,610	4,954,926
Smurfit Kappa Group PLC	291,009	8,109,916
Total		25,566,166
Italy 2.1%
ENI SpA	283,603	6,842,674
Recordati SpA	359,076	6,606,784
Total		13,449,458
Japan 19.5%
Aisin Seiki Co., Ltd.	119,000	4,143,863
Central Japan Railway Co.	50,500	5,893,963
CyberAgent, Inc.	88,000	3,876,818
Daiichikosho Co., Ltd.	235,000	7,074,788
Fuji Heavy Industries Ltd.	275,800	7,486,476
Fuji Machine Manufacturing Co., Ltd.	162,200	1,402,325
Fujitsu General Ltd.	385,000	3,943,473
Fuyo General Lease Co., Ltd.	166,600	5,625,582
Hino Motors Ltd.	355,900	5,281,699
Iida Group Holdings Co., Ltd.(a)	250,008	3,802,778
IT Holdings Corp.	400,000	6,910,692
ITOCHU Corp.	539,200	6,719,462
Japan Tobacco, Inc.	128,600	4,095,876
Kanamoto Co., Ltd.	145,300	4,135,748
KDDI Corp.	97,700	5,974,907
Mitsubishi UFJ Financial Group, Inc.	1,638,800	9,496,281
NAC Co., Ltd.	148,600	2,390,070
Nakanishi, Inc.	17,200	2,796,527
Namura Shipbuilding Co., Ltd.	324,600	3,339,254
Nihon M&A Center, Inc.	52,100	4,203,253
NuFlare Technology, Inc.	18,392	1,321,928
Sumitomo Mitsui Financial Group, Inc.	278,600	12,508,596
Temp Holdings Co., Ltd.	101,200	2,992,383

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Tokyo Gas Co., Ltd.	400,000	2,009,414
TS Tech Co., Ltd.	152,100	4,979,817
Yodogawa Steel Works Ltd.	371,000	1,547,957
Total		123,953,930
Netherlands 4.1%
ING Groep NV-CVA(a)	700,923	10,226,309
Koninklijke Ahold NV	535,379	9,987,366
Koninklijke Philips NV	174,432	6,105,891
Total		26,319,566
Norway 1.4%
Atea ASA	188,168	2,014,294
Electromagnetic GeoServices(a)	1,436,856	1,778,714
Kongsberg Automotive Holding ASA(a)	5,653,924	5,331,758
Total		9,124,766
Singapore 1.5%
DBS Group Holdings Ltd.	725,000	9,457,727
South Korea 2.2%
GS Home Shopping, Inc.	16,912	4,109,679
Hyundai Home Shopping Network Corp.	34,301	5,402,026
LG Fashon Corp.	122,077	3,178,030
Youngone Holdings Co., Ltd.	19,232	1,332,331
Total		14,022,066
Spain 2.4%
Banco Bilbao Vizcaya Argentaria SA	611,384	7,590,822
Iberdrola SA	1,170,806	7,784,580
Total		15,375,402
Sweden 2.7%
MQ Holding AB	267,738	993,842
Nordea Bank AB	574,158	8,225,092
Saab AB, Class B	284,402	7,868,944
Total		17,087,878
Switzerland 5.6%
Autoneum Holding AG	16,107	2,873,438
Baloise Holding AG, Registered Shares	59,567	7,680,384
Bucher Industries AG, Registered Shares	12,338	3,777,153
Georg Fischer AG, Registered Shares	8,365	6,705,316
Nestlé SA, Registered Shares	33,589	2,543,522

Common Stocks (continued)

Issuer	Shares	Value ($)
Novartis AG, Registered Shares	37,234	3,109,536
Zurich Insurance Group AG	28,475	8,725,426
Total		35,414,775
Taiwan 0.5%
Wistron NeWeb Corp.	1,131,000	2,942,188
United Kingdom 19.2%
Amarin Corp. PLC, ADR(a)	1,071,021	1,863,577
Antofagasta PLC	215,694	3,252,521
Aviva PLC	1,069,944	8,485,377
Barclays PLC	1,613,336	6,810,767
BP PLC	1,134,926	9,586,079
Crest Nicholson Holdings PLC(a)	562,395	3,596,578
GlaxoSmithKline PLC	479,163	13,411,830
HSBC Holdings PLC	1,974,323	20,818,541
Intermediate Capital Group PLC	1,024,725	7,723,510
Lancashire Holdings Ltd.	395,582	4,858,867
Rio Tinto PLC	72,678	4,177,456
Royal Dutch Shell PLC, Class B	606,866	23,647,627
Vodafone Group PLC	2,102,621	8,767,155
Vodafone Group PLC, ADR	28,535	1,186,219
Xchanging PLC	1,404,226	4,150,306
Total		122,336,410
United States 4.6%
Ariad Pharmaceuticals, Inc.(a)	129,036	1,121,323
Auspex Pharmaceuticals, Inc.(a)	73,639	1,818,883
CF Industries Holdings, Inc.	13,955	3,501,310
Dynavax Technologies Corp.(a)	835,846	1,554,674
Gilead Sciences, Inc.(a)	32,577	2,697,050
Infinity Pharmaceuticals, Inc.(a)	156,050	2,446,864
Insmed, Inc.(a)	93,419	1,869,314
Keryx Biopharmaceuticals, Inc.(a)	85,268	1,368,551
Pharmacyclics, Inc.(a)	10,279	1,425,286
Stillwater Mining Co.(a)	249,502	3,378,257
Verizon Communications, Inc.	101,381	4,807,487
Verizon Communications, Inc.	13,759	654,648
Vertex Pharmaceuticals, Inc.(a)	33,656	2,721,424
Total		29,365,071
Total Common Stocks (Cost: $547,086,082)		611,403,486

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2014

Exchange-Traded Funds 3.0%

	Shares	Value ($)
iShares MSCI EAFE ETF	283,959	19,153,035
Total Exchange-Traded Funds (Cost: $18,167,473)		19,153,035
Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.098%(b)(c)	1,600,211	1,600,211
Total Money Market Funds (Cost: $1,600,211)		1,600,211
Total Investments (Cost: $566,853,766)		632,156,732
Other Assets & Liabilities, Net		3,744,987
Net Assets		635,901,719

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 28, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	03/27/14	2,467,000 CAD	2,207,048 USD	—	(19,646)
Morgan Stanley	03/27/14	5,315,000 CHF	5,929,523 USD	—	(114,790)
Morgan Stanley	03/27/14	4,823,000 DKK	878,080 USD	—	(14,173)
Morgan Stanley	03/27/14	668,905,000 JPY	6,512,212 USD	—	(61,293)
Morgan Stanley	03/27/14	117,368,000 JPY	1,156,353 USD	2,947	—
Morgan Stanley	03/27/14	14,825,112,000 KRW	13,650,917 USD	—	(180,719)
Morgan Stanley	03/27/14	5,711,000 SEK	877,178 USD	—	(13,191)
Morgan Stanley	03/27/14	126,689,000 TWD	4,183,785 USD	2,036	—
Morgan Stanley	03/27/14	52,621,000 TWD	1,736,781 USD	—	(132)
Morgan Stanley	03/27/14	11,533,064 USD	13,168,000 AUD	198,625	—
Morgan Stanley	03/27/14	4,659,908 USD	5,214,000 AUD	—	(14,630)
Morgan Stanley	03/27/14	1,214,271 USD	2,927,000 BRL	25,815	—
Morgan Stanley	03/27/14	3,009,160 USD	2,203,000 EUR	31,590	—
Morgan Stanley	03/27/14	35,001,741 USD	21,258,000 GBP	589,514	—
Morgan Stanley	03/27/14	1,229,377 USD	14,764,820,000 IDR	41,962	—
Morgan Stanley	03/27/14	1,765,731 USD	6,167,000 ILS	1,734	—
Morgan Stanley	03/27/14	1,310,564 USD	1,609,000 NZD	36,078	—
Morgan Stanley	03/27/14	1,326,586 USD	1,691,000 SGD	7,387	—
Total				937,688	(418,574)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	149,527	145,777,675	(144,326,991)	1,600,211	1,338	1,600,211

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

ILS  Israeli Shekel

JPY  Japanese Yen

KRW  Korean Won

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	79,803,060	—	79,803,060
Consumer Staples	2,757,799	19,522,204	—	22,280,003
Energy	—	60,421,266	—	60,421,266
Financials	—	213,034,985	—	213,034,985
Health Care	23,841,872	36,635,142	—	60,477,014
Industrials	—	78,845,795	—	78,845,795
Information Technology	—	22,039,891	—	22,039,891
Materials	7,338,191	27,591,849	—	34,930,040
Telecommunication Services	1,840,867	27,936,571	—	29,777,438
Utilities	—	9,793,994	—	9,793,994
Exchange-Traded Funds	19,153,035	—	—	19,153,035
Total Equity Securities	54,931,764	575,624,757	—	630,556,521
Mutual Funds
Money Market Funds	1,600,211	—	—	1,600,211
Total Mutual Funds	1,600,211	—	—	1,600,211
Investments in Securities	56,531,975	575,624,757	—	632,156,732
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	937,688	—	937,688
Liabilities
Forward Foreign Currency Exchange Contracts	—	(418,574)	—	(418,574)
Total	56,531,975	576,143,871	—	632,675,846

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Overseas Value Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $565,253,555)	$630,556,521
Affiliated issuers (identified cost $1,600,211)	1,600,211
Total investments (identified cost $566,853,766)	632,156,732
Unrealized appreciation on forward foreign currency exchange contracts	937,688
Receivable for:
Investments sold	275,107
Capital shares sold	748,702
Dividends	2,833,602
Reclaims	477,667
Expense reimbursement due from Investment Manager	2,275
Prepaid expenses	1,521
Other assets	646
Total assets	637,433,940
Liabilities
Disbursements in excess of cash	55,158
Unrealized depreciation on forward foreign currency exchange contracts	418,574
Payable for:
Investments purchased	20,241
Capital shares purchased	767,114
Foreign capital gains taxes deferred	22,804
Investment management fees	13,545
Distribution and/or service fees	3,959
Transfer agent fees	97,610
Administration fees	1,370
Plan administration fees	38
Compensation of board members	56,865
Other expenses	74,943
Total liabilities	1,532,221
Net assets applicable to outstanding capital stock	$635,901,719
Represented by
Paid-in capital	$903,306,922
Undistributed net investment income	1,190,436
Accumulated net realized loss	(334,417,590)
Unrealized appreciation (depreciation) on:
Investments	65,302,966
Foreign currency translations	22,675
Forward foreign currency exchange contracts	519,114
Foreign capital gains tax	(22,804)
Total — representing net assets applicable to outstanding capital stock	$635,901,719

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Overseas Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A
Net assets	$219,133,046
Shares outstanding	23,830,748
Net asset value per share	$9.20
Maximum offering price per share(a)	$9.76
Class B
Net assets	$9,662,250
Shares outstanding	1,052,585
Net asset value per share	$9.18
Class C
Net assets	$4,842,995
Shares outstanding	527,608
Net asset value per share	$9.18
Class I
Net assets	$98,705,934
Shares outstanding	10,732,026
Net asset value per share	$9.20
Class K
Net assets	$197,091
Shares outstanding	21,435
Net asset value per share(b)	$9.20
Class W
Net assets	$303,272,564
Shares outstanding	33,007,386
Net asset value per share	$9.19
Class Z
Net assets	$87,839
Shares outstanding	9,544
Net asset value per share	$9.20

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Overseas Value Fund

Statement of Operations

Year Ended February 28, 2014

Net Investment Income
Income:
Dividends — unaffiliated issuers	$12,015,213
Dividends — affiliated issuers	1,338
Interest	1,685
Foreign taxes withheld	(1,093,247)
Total income	10,924,989
Expenses:
Investment management fees	2,394,086
Distribution and/or service fees
Class A	497,620
Class B	106,498
Class C	43,496
Class W	111,857
Transfer agent fees
Class A	857,946
Class B	46,438
Class C	18,740
Class K	98
Class W	168,629
Class Z	3,858
Administration fees	242,402
Plan administration fees
Class K	488
Compensation of board members	21,628
Custodian fees	84,929
Printing and postage fees	175,515
Registration fees	112,097
Professional fees	70,630
Other	26,981
Total expenses	4,983,936
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(783,102)
Expense reductions	(20)
Total net expenses	4,200,814
Net investment income	6,724,175
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,854,330
Foreign currency translations	(125,541)
Forward foreign currency exchange contracts	462,874
Futures contracts	(369,970)
Options contracts written	98,548
Net realized gain	3,920,241
Net change in unrealized appreciation (depreciation) on:
Investments	50,101,379
Foreign currency translations	32,178
Forward foreign currency exchange contracts	594,852
Options contracts written	126
Foreign capital gains tax	(22,804)
Net change in unrealized appreciation (depreciation)	50,705,731
Net realized and unrealized gain	54,625,972
Net increase in net assets resulting from operations	$61,350,147

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Overseas Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations
Net investment income	$6,724,175	$809,968
Net realized gain (loss)	3,920,241	(790,657)
Net change in unrealized appreciation (depreciation)	50,705,731	2,365,397
Net increase in net assets resulting from operations	61,350,147	2,384,708
Distributions to shareholders
Net investment income
Class A	(3,174,030)	—
Class B	(92,360)	—
Class C	(42,930)	—
Class I	(1,329,214)	(619,005)
Class K	(3,424)	—
Class W	(1,894,152)	(50)
Class Z	(1,405)	(60,434)
Total distributions to shareholders	(6,537,515)	(679,489)
Increase (decrease) in net assets from capital stock activity	551,882,746	(3,398,069)
Total increase (decrease) in net assets	606,695,378	(1,692,850)
Net assets at beginning of year	29,206,341	30,899,191
Net assets at end of year	$635,901,719	$29,206,341
Undistributed (excess of distributions over) net investment income	$1,190,436	$(97,583)

(a) Class A, Class B, Class C and Class K shares commenced operations on February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Overseas Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,324,047	11,145,381	355	2,714
Fund merger	26,646,303	209,545,325	—	—
Distributions reinvested	361,031	3,137,362	—	—
Redemptions	(4,500,988)	(37,329,759)	—	—
Net increase	23,830,393	186,498,309	355	2,714
Class B shares
Subscriptions	18,581	155,880	327	2,500
Fund merger	1,692,156	13,292,374	—	—
Distributions reinvested	10,583	91,970	—	—
Redemptions(b)	(669,062)	(5,528,393)	—	—
Net increase	1,052,258	8,011,831	327	2,500
Class C shares
Subscriptions	49,227	417,762	327	2,500
Fund merger	578,148	4,540,714	—	—
Distributions reinvested	4,928	42,828	—	—
Redemptions	(105,022)	(872,101)	—	—
Net increase	527,281	4,129,203	327	2,500
Class I shares
Subscriptions	8,000,307	70,799,661	48,851	348,518
Fund merger	1,031	8,099	—	—
Distributions reinvested	153,097	1,328,992	84,884	618,950
Redemptions	(888,462)	(7,792,682)	(599,923)	(4,381,289)
Net increase (decrease)	7,265,973	64,344,070	(466,188)	(3,413,821)
Class K shares
Subscriptions	—	—	327	2,500
Fund merger	25,842	203,141	—	—
Distributions reinvested	377	3,277	—	—
Redemptions	(5,111)	(49,292)	—	—
Net increase	21,108	157,126	327	2,500
Class W shares
Subscriptions	33,965,383	300,016,709	—	—
Distributions reinvested	217,964	1,894,110	—	—
Redemptions	(1,176,279)	(10,496,461)	—	—
Net increase	33,007,068	291,414,358	—	—
Class Z shares
Subscriptions	1,646	13,870	—	—
Fund merger	8,336	65,598	—	—
Distributions reinvested	128	1,109	839	5,538
Redemptions	(350,354)	(2,752,728)	—	—
Net increase (decrease)	(340,244)	(2,672,151)	839	5,538
Total net increase (decrease)	65,363,837	551,882,746	(464,013)	(3,398,069)

(a) Class A, Class B, Class C and Class K shares commenced operations on February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Overseas Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$7.65
Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain	1.49
Total from investment operations	1.68
Less distributions to shareholders:
Net investment income	(0.13)
Total distributions to shareholders	(0.13)
Net asset value, end of period	$9.20
Total return	22.10%
Ratios to average net assets(b)
Total gross expenses	1.71%
Total net expenses(c)	1.41	%(d)
Net investment income	2.22%
Supplemental data
Net assets, end of period (in thousands)	$219,133
Portfolio turnover	63%

Notes to Financial Highlights

(a)  Shares commenced operations on February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Overseas Value Fund

Financial Highlights (continued)

Class B	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$7.65
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain	1.47
Total from investment operations	1.61
Less distributions to shareholders:
Net investment income	(0.08)
Total distributions to shareholders	(0.08)
Net asset value, end of period	$9.18
Total return	21.13%
Ratios to average net assets(b)
Total gross expenses	2.47%
Total net expenses(c)	2.16	%(d)
Net investment income	1.66%
Supplemental data
Net assets, end of period (in thousands)	$9,662
Portfolio turnover	63%

Notes to Financial Highlights

(a)  Shares commenced operations on February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Overseas Value Fund

Financial Highlights (continued)

Class C	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$7.65
Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain	1.49
Total from investment operations	1.61
Less distributions to shareholders:
Net investment income	(0.08)
Total distributions to shareholders	(0.08)
Net asset value, end of period	$9.18
Total return	21.13%
Ratios to average net assets(b)
Total gross expenses	2.46%
Total net expenses(c)	2.16	%(d)
Net investment income	1.46%
Supplemental data
Net assets, end of period (in thousands)	$4,843
Portfolio turnover	63%

Notes to Financial Highlights

(a)  Shares commenced operations on February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Overseas Value Fund

Financial Highlights (continued)

			Year Ended
	Year Ended February 28,		February 29,
Class I	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$7.65	$7.22	$7.87
Income from investment operations:
Net investment income	0.20	0.20	0.22
Net realized and unrealized gain (loss)	1.51	0.40	(0.62)
Total from investment operations	1.71	0.60	(0.40)
Less distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.25)
Total distributions to shareholders	(0.16)	(0.17)	(0.25)
Net asset value, end of period	$9.20	$7.65	$7.22
Total return	22.55%	8.49%	(4.55%)
Ratios to average net assets(b)
Total gross expenses	1.04%	1.33%	1.76	%(c)
Total net expenses(d)	0.98%	1.07%	0.84	%(c)
Net investment income	2.36%	2.78%	3.37	%(c)
Supplemental data
Net assets, end of period (in thousands)	$98,706	$26,514	$28,376
Portfolio turnover	63%	46%	96%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to February 29, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Overseas Value Fund

Financial Highlights (continued)

Class K	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$7.65
Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain	1.49
Total from investment operations	1.69
Less distributions to shareholders:
Net investment income	(0.14)
Total distributions to shareholders	(0.14)
Net asset value, end of period	$9.20
Total return	22.25%
Ratios to average net assets(b)
Total gross expenses	1.33%
Total net expenses(c)	1.26%
Net investment income	2.39%
Supplemental data
Net assets, end of period (in thousands)	$197
Portfolio turnover	63%

Notes to Financial Highlights

(a)  Shares commenced operations on February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Overseas Value Fund

Financial Highlights (continued)

				Year Ended
	Year Ended February 28,			February 29,
Class W	2014		2013	2012(a)
Per share data
Net asset value, beginning of period	$7.65		$7.22	$7.87
Income from investment operations:
Net investment income	0.19		0.17	0.22
Net realized and unrealized gain (loss)	1.48		0.42	(0.64)
Total from investment operations	1.67		0.59	(0.42)
Less distributions to shareholders:
Net investment income	(0.13)		(0.16)	(0.23)
Total distributions to shareholders	(0.13)		(0.16)	(0.23)
Net asset value, end of period	$9.19		$7.65	$7.22
Total return	21.97%		8.24%	(4.81%)
Ratios to average net assets(b)
Total gross expenses	1.63%		1.58%	2.09	%(c)
Total net expenses(d)	1.41	%(e)	1.33%	1.12	%(c)
Net investment income	2.21%		2.46%	3.24	%(c)
Supplemental data
Net assets, end of period (in thousands)	$303,273		$2	$2
Portfolio turnover	63%		46%	96%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to February 29, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Overseas Value Fund

Financial Highlights (continued)

				Year Ended
	Year Ended February 28,			February 29,	Year Ended February 28,
Class Z	2014		2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$7.66		$7.23	$8.00	$6.98		$4.46
Income from investment operations:
Net investment income	0.40		0.19	0.32	0.16		0.17
Net realized and unrealized gain (loss)	1.29		0.41	(0.85)	1.01		2.63
Total from investment operations	1.69		0.60	(0.53)	1.17		2.80
Less distributions to shareholders:
Net investment income	(0.15)		(0.17)	(0.24)	(0.15)		(0.28)
Total distributions to shareholders	(0.15)		(0.17)	(0.24)	(0.15)		(0.28)
Net asset value, end of period	$9.20		$7.66	$7.23	$8.00		$6.98
Total return	22.19%		8.45%	(6.17%)	17.06%		62.60%
Ratios to average net assets(a)
Total gross expenses	1.52%		1.32%	1.87%	3.65%		3.02%
Total net expenses(b)	1.21	%(c)	1.07%	0.98%	1.15	%(c)	1.14	%(c)
Net investment income	4.97%		2.72%	3.80%	2.18%		2.46%
Supplemental data
Net assets, end of period (in thousands)	$88		$2,680	$2,521	$8,690		$7,572
Portfolio turnover	63%		46%	96%	48%		62%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Overseas Value Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred

Annual Report 2014
27

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

Annual Report 2014
28

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master

Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are OTC agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid

Annual Report 2014
29

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or OTC. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity risk and to increase return on investments, to facilitate buying and selling of securities for investments and to implement a particular view on individual stocks that were more efficiently accomplished via options than the underlying equities. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended February 28, 2014 are as follows:

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance at February 28, 2013	—	$—	12	$1,614
Opened	2,618	$41,609	3,941	82,892
Closed	—	—	(12)	(1,614)
Expired	(860)	(14,295)	(3,941)	(82,892)
Exercised	(1,758)	(27,314)
Balance at February 28, 2014	—	$—	—	$—

Annual Report 2014
30

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	937,688	—	937,688	418,574	—	—	519,114
			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	418,574	—	418,574	418,574	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	937,688
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	418,574

Annual Report 2014
31

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended February 28, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	(369,970)	(53,099)	(423,069)
Foreign exchange risk	462,874	—	—	462,874
Total	462,874	(369,970)	(53,099)	39,805
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)		Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—		126	126
Foreign exchange risk	594,852		—	594,852
Total	594,852		126	594,978

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2014:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	328
Futures contracts	3,205
Options contracts	9,136

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are

Annual Report 2014
32

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $2,009.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended February 28, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.43%
Class B	0.44
Class C	0.43
Class K	0.05
Class W	0.38
Class Z	0.42

Annual Report 2014
33

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $105,636 for Class A, $2,534 for Class B and $261 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 16, 2013 through June 30, 2014	Prior to March 16, 2013
Class A	1.41%	1.56%
Class B	2.16	2.31
Class C	2.16	2.31
Class I	0.96	1.31
Class K	1.26	1.61
Class W	1.41	1.56
Class Z	1.16	1.31

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 9) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred

Annual Report 2014
34

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$2,502,039
Accumulated net realized loss	(1,263,853)
Paid-in capital	(1,238,186)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 28,	2014 ($)	2013 ($)
Ordinary income	6,537,515	679,489

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,011,116
Unrealized appreciation	60,828,093

At February 28, 2014, the cost of investments for federal income tax purposes was $571,328,639 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$67,654,161
Unrealized depreciation	(6,826,068)
Net unrealized appreciation	$60,828,093

The following capital loss carryforward, determined at February 28, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	321,278,593
2018	2,959,273
Unlimited short-term	6,867,446
Unlimited long-term	118,816
Total	331,224,128

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended February 28, 2014, capital loss carryforwards of $1,238,180 were permanently lost and $2,288,634 were utilized to offset current year gains. Columbia Overseas Value Fund acquired capital loss carry forwards in connection with the merger with Columbia Multi-Advisor International Value Fund of $329,283,656. As a result of this merger, the utilization of both the acquiring fund and acquired fund capital loss carryforwards may be limited by the Internal Revenue Code.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $513,520,763 and $191,606,079, respectively, for the year ended February 28, 2014.

Transactions to realign the Fund's portfolio following the merger as described in Note 9 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $8,899,041 and $9,001,280, respectively.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2014, affiliated shareholder accounts owned 71.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2014
35

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 9. Fund Merger

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Multi-Advisor International Value Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $30,016,215 and the combined net assets immediately after the acquisition were $257,671,466.

The merger was accomplished by a tax-free exchange of 40,021,347 shares of the acquired fund valued at $227,655,251 (including $12,260,969 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	26,646,303
Class B	1,692,156
Class C	578,148
Class I	1,031
Class K	25,842
Class Z	8,336

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2013, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 28, 2014 would have been approximately $6.9 million, $17.2 million, $41.5 million and $65.6 million, respectively.

Note 10. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Annual Report 2014
36

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
37

Columbia Overseas Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Overseas Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund", a series of Columbia Funds Series Trust) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2014

Annual Report 2014
38

Columbia Overseas Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100%
Dividends Received Deduction	1.62%
Foreign Taxes Paid	$659,852
Foreign Source Income	$11,777,393

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014
39

Columbia Overseas Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
40

Columbia Overseas Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
41

Columbia Overseas Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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42

Columbia Overseas Value Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

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Columbia Overseas Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010;Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013, and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Annual Report 2014
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Columbia Overseas Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., 2007 – April 2010

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Columbia Overseas Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia Overseas Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN208_02_D01_(04/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose report to stockholders are included in this annual filing. In addition, two series merged away on April 26, 2013 and March 15, 2013 and the fees incurred by these series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$336,400	$361,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$8,400	$9,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers.

The fees for the fiscal years ended February 28, 2014 and February 28, 2013 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2014	2013
$0	$4,300

Fiscal year 2013 includes fees billed for the review and provision of consent in connection with fund mergers.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$124,400	$86,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In both fiscal years 2014 and 2013, Tax Fees also include agreed-upon procedures related to foreign tax filings. In fiscal year 2014, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended February 28, 2014 and February 28, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$135,000	$115,000

In both fiscal years 2014 and 2013, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the

Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$267,800	$215,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 21, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 21, 2014